EXHIBIT 99.1


                                                                 EXECUTION COPY


==============================================================================


              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.,

                                  Depositor,


                           DLJ MORTGAGE CAPITAL, INC.,

                                    Seller,


                      CHASE MANHATTAN MORTGAGE CORPORATION,

                                Master Servicer


                       GREENPOINT MORTGAGE FUNDING, INC.,

                             Seller and Servicer,


                  WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.,

                             Seller and Servicer,


                            OLYMPUS SERVICING, L.P.,

                        Servicer and Special Servicer,


                         BANK ONE, NATIONAL ASSOCIATION,

                                    Trustee


                                      and


                              JPMORGAN CHASE BANK,

                              Trust Administrator


                        POOLING AND SERVICING AGREEMENT

                           Dated as of April 1, 2002


                                  relating to


                 CSFB MORTGAGE-BACKED PASS-THROUGH CERTIFICATES,
                                SERIES 2002-10


===============================================================================


                                                               TABLE OF CONTENTS

ARTICLE I           DEFINITIONS...........................................................................11


ARTICLE II          CONVEYANCE OF MORTGAGE LOANS; REPRESENTATIONS AND WARRANTIES..........................49

SECTION 2.01        Conveyance of Trust Fund..............................................................49
SECTION 2.02        Acceptance by the Trustee.............................................................52
SECTION 2.03        Representations and Warranties of the Sellers, Master Servicer and Servicers..........53
SECTION 2.04        Representations and Warranties of the Depositor as to the Mortgage Loans..............56
SECTION 2.05        Delivery of Opinion of Counsel in Connection with Substitutions.......................56
SECTION 2.06        Issuance of Certificates..............................................................56
SECTION 2.07        REMIC Provisions......................................................................57
SECTION 2.08        Covenants of the Master Servicer and each Servicer....................................62

ARTICLE III         ADMINISTRATION AND SERVICING OF MORTGAGE LOANS........................................63

SECTION 3.01        Master Servicer and Servicers to Service Mortgage Loans...............................63
SECTION 3.02        Subservicing; Enforcement of the Obligations of Subservicers..........................65
SECTION 3.03        Reserved..............................................................................66
SECTION 3.04        Trust Administrator to Act as Master Servicer or Servicer.............................66
SECTION 3.05        Collection of Mortgage Loans; Collection Accounts; Certificate Account................67
SECTION 3.06        Establishment of and Deposits to Escrow Accounts; Permitted Withdrawals from
                    Escrow Accounts; Payments of Taxes, Insurance and Other Charges.......................70
SECTION 3.07        Access to Certain Documentation and Information Regarding the Mortgage Loans;
                    Inspections...........................................................................72
SECTION 3.08        Permitted Withdrawals from the Collection Accounts and Certificate Account............72
SECTION 3.09        Maintenance of Hazard Insurance; Mortgage Impairment Insurance and Mortgage
                    Guaranty Insurance Policy; Claims; Restoration of Mortgaged Property..................74
SECTION 3.10        Enforcement of Due-on-Sale Clauses; Assumption Agreements.............................78
SECTION 3.11        Realization Upon Defaulted Mortgage Loans; Repurchase of Certain Mortgage
                    Loans.................................................................................79
SECTION 3.12        Trustee and Trust Administrator to Cooperate; Release of Mortgage Files...............84
SECTION 3.13        Documents, Records and Funds in Possession of the Master Servicer or a
                    Servicer to be Held for the Trustee...................................................84
SECTION 3.14        Master Servicing Fee and Servicing Fee................................................85
SECTION 3.15        Access to Certain Documentation.......................................................86
SECTION 3.16        Annual Statement as to Compliance.....................................................86


                                       i


SECTION 3.17        Annual Independent Public Accountants' Servicing Statement; Financial
                    Statements............................................................................86
SECTION 3.18        Maintenance of Fidelity Bond and Errors and Omissions Insurance.......................87
SECTION 3.19        Special Serviced Mortgage Loans.......................................................88

ARTICLE IV          PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS.........................................89

SECTION 4.01        Priorities of Distribution............................................................89
SECTION 4.02        Allocation of Losses..................................................................95
SECTION 4.03        Reserved..............................................................................96
SECTION 4.04        Monthly Statements to Certificateholders..............................................96
SECTION 4.05        Servicer to Cooperate.................................................................98
SECTION 4.06        Reserved..............................................................................98
SECTION 4.07        Basis Risk Reserve Fund...............................................................98

ARTICLE V           ADVANCES BY THE MASTER SERVICER AND SERVICERS........................................100

SECTION 5.01        Advances by the Master Servicer and Servicers........................................100

ARTICLE VI          THE CERTIFICATES.....................................................................102

SECTION 6.01        The Certificates.....................................................................102
SECTION 6.02        Registration of Transfer and Exchange of Certificates................................102
SECTION 6.03        Mutilated, Destroyed, Lost or Stolen Certificates....................................108
SECTION 6.04        Persons Deemed Owners................................................................108
SECTION 6.05        Access to List of Certificateholders' Names and Addresses............................108
SECTION 6.06        Maintenance of Office or Agency......................................................109
SECTION 6.07        Book-Entry Certificates..............................................................109
SECTION 6.08        Notices to Clearing Agency...........................................................110
SECTION 6.09        Definitive Certificates..............................................................110

ARTICLE VII         THE DEPOSITOR, THE SELLERS, THE MASTER SERVICER, THE SERVICERS AND THE SPECIAL SERVICER111

SECTION 7.01        Liabilities of the Sellers, the Depositor, the Master Servicer, the Servicers
                    and the Special Servicer.............................................................111
SECTION 7.02        Merger or Consolidation of the Sellers, the Depositor, the Master Servicer,
                    the Servicers or the Special Servicer................................................111
SECTION 7.03        Limitation on Liability of the Sellers, the Depositor, the Master Servicer,
                    the Servicers, the Special Servicer and Others.......................................112
SECTION 7.04        Master Servicer and Servicer Not to Resign; Transfer of Servicing....................113
SECTION 7.05        Master Servicer, Seller and Servicers May Own Certificates...........................113

ARTICLE VIII        DEFAULT..............................................................................114

SECTION 8.01        Events of Default....................................................................114


                                      ii


SECTION 8.02        Master Servicer or Trust Administrator to Act; Appointment of Successor..............115
SECTION 8.03        Notification to Certificateholders...................................................117
SECTION 8.04        Waiver of Events of Default..........................................................117

ARTICLE IX          CONCERNING THE TRUSTEE...............................................................118

SECTION 9.01        Duties of Trustee....................................................................118
SECTION 9.02        Certain Matters Affecting the Trustee................................................119
SECTION 9.03        Trustee Not Liable for Certificates or Mortgage Loans................................121
SECTION 9.04        Trustee May Own Certificates.........................................................121
SECTION 9.05        Trustee's Fees and Expenses..........................................................121
SECTION 9.06        Eligibility Requirements for Trustee.................................................122
SECTION 9.07        Resignation and Removal of Trustee...................................................122
SECTION 9.08        Successor Trustee....................................................................123
SECTION 9.09        Merger or Consolidation of Trustee...................................................124
SECTION 9.10        Appointment of Co-Trustee or Separate Trustee........................................124
SECTION 9.11        Office of the Trustee................................................................125

ARTICLE X           CONCERNING THE TRUST ADMINISTRATOR...................................................126

SECTION 10.01       Duties of Trust Administrator........................................................126
SECTION 10.02       Certain Matters Affecting the Trust Administrator....................................128
SECTION 10.03       Trust Administrator Not Liable for Certificates or Mortgage Loans....................129
SECTION 10.04       Trust Administrator May Own Certificates.............................................130
SECTION 10.05       Trust Administrator's Fees and Expenses..............................................130
SECTION 10.06       Eligibility Requirements for Trust Administrator.....................................131
SECTION 10.07       Resignation and Removal of Trust Administrator.......................................131
SECTION 10.08       Successor Trust Administrator........................................................132
SECTION 10.09       Merger or Consolidation of Trust Administrator.......................................132
SECTION 10.10       Appointment of Co-Trust Administrator or Separate Trust Administrator................133
SECTION 10.11       Office of the Trust Administrator....................................................134
SECTION 10.12       Tax Return...........................................................................134
SECTION 10.13       Filings..............................................................................134
SECTION 10.14       Determination of Certificate Index...................................................135

ARTICLE XI          TERMINATION..........................................................................136

SECTION 11.01       Termination upon Liquidation or Purchase of all Mortgage Loans.......................136
SECTION 11.02       Procedure Upon Optional Termination..................................................137
SECTION 11.03       Additional Termination Requirements..................................................138

ARTICLE XII         MISCELLANEOUS PROVISIONS.............................................................140

SECTION 12.01       Amendment............................................................................140
SECTION 12.02       Recordation of Agreement; Counterparts...............................................141
SECTION 12.03       Governing Law........................................................................141


                                      iii


SECTION 12.04       Intention of Parties.................................................................141
SECTION 12.05       Notices..............................................................................143
SECTION 12.06       Severability of Provisions...........................................................144
SECTION 12.07       Limitation on Rights of Certificateholders...........................................144
SECTION 12.08       Certificates Nonassessable and Fully Paid............................................145
SECTION 12.09       Protection of Assets.................................................................145

                                      iv

                                                                      EXHIBITS

Exhibit A:          Form of Class A Certificate.................................................................A-1
Exhibit B:          Form of Class M Certificate.................................................................B-1
Exhibit C:          Form of Class I-B Certificate...............................................................C-1
Exhibit D:          Form of Class II-B [__] Certificate.........................................................D-1
Exhibit E:          Form of Class AR Certificate................................................................E-1
Exhibit F:          Form of Class I-A-IO Certificate............................................................F-1
Exhibit G:          Form of Class I-X Certificate...............................................................G-1
Exhibit H:          Form of Class II-X Certificate..............................................................H-1
Exhibit I:          Form of Class II-P Certificate..............................................................I-1
Exhibit J:          Form of Class I-PP..........................................................................J-1
Exhibit K:          Form of Class II-PP.........................................................................K-1
Exhibit L:          Form of Servicer Information................................................................L-1
Exhibit M:          [Reserved]..................................................................................M-1
Exhibit N:          Form of Initial Certification of Trustee....................................................N-1
Exhibit O:          Form of Final Certification of Trustee......................................................O-1
Exhibit P-1:        Form of Request for Release.................................................................P-1
Exhibit Q:          Form of Transferor Certificate..............................................................Q-1
Exhibit R-1:        Form of Investment Letter...................................................................R-1
Exhibit R-2:        Form of Rule 144A Letter....................................................................R-2
Exhibit S:          Form of Investor Transfer Affidavit and Agreement...........................................S-1
Exhibit T:          Form of Transfer Certificate................................................................T-1
Exhibit U-1:        Form of Escrow Account Certification........................................................U-1
Exhibit U-2:        Form of Escrow Account Letter Agreement.....................................................U-2
Exhibit V-1:        Form of Collection Account Certification....................................................V-1
Exhibit V-2:        Form of Collection Account Letter Agreement.................................................V-2
Exhibit W:          Form of TGIC Policy.........................................................................W-1

                                   SCHEDULES

Schedule I:         Mortgage Loan Schedule......................................................................I-1
Schedule IIA:       Representations and Warranties of DLJMC...................................................IIA-1
Schedule IIB:       Representations and Warranties of CMMC....................................................IIB-1
Schedule IIC:       Representations and Warranties of GreenPoint..............................................IIC-1
Schedule IID:       Representations and Warranties of Olympus.................................................IID-1
Schedule IIE:       Representations and Warranties of WMMSC...................................................IIE-1
Schedule IIIA:      Representations and Warranties of DLJMC as to the DLJMC Mortgage Loans...................IIIA-1
Schedule IIIB:      Representations and Warranties of GreenPoint as to the GreenPoint Mortgage Loans.........IIIB-1

                                       v


Schedule IIIC:      Representations and Warranties of WMMSC as to the WMMSC Mortgage Loans...................IIIC-1
Schedule IV:        TGIC Mortgage Loans........................................................................IV-1


                                      vi


          THIS POOLING AND SERVICING AGREEMENT, dated as of April 1, 2002, is hereby executed by and among CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., a Delaware corporation, as depositor (the "Depositor"), DLJ MORTGAGE CAPITAL, INC. ("DLJMC"), a Delaware corporation, in its capacity as a seller (a "Seller"), GREENPOINT MORTGAGE FUNDING, INC. ("GreenPoint"), a New York corporation, in its capacity as a seller (in such capacity, a "Seller"), and in its capacity as a servicer (in such capacity, a "Servicer"), CHASE MANHATTAN MORTGAGE CORPORATION ("CMMC"), a New Jersey corporation, in its capacity as master servicer (the "Master Servicer"), WASHINGTON MUTUAL MORTGAGE SECURITIES CORP. ("WMMSC"), a Delaware corporation, in its capacity as a seller (in such capacity, a "Seller"), and in its capacity as a servicer (in such capacity, a "Servicer"), OLYMPUS SERVICING, L.P. ("Olympus"), a Delaware limited partnership, in its capacity as a servicer (a "Servicer") and in its capacity as a special servicer (the "Special Servicer"), BANK ONE, NATIONAL ASSOCIATION, a national banking association, as trustee (the "Trustee") and JPMORGAN CHASE BANK, a New York banking corporation, as trust administrator (the "Trust Administrator"). Capitalized terms used in this Agreement and not otherwise defined will have the meanings assigned to them in
Article I below.

                             PRELIMINARY STATEMENT

          The Depositor is the owner of the Trust Fund that is hereby conveyed to the Trustee in return for the Certificates. The Trust Fund for federal income tax purposes will consist of four REMICs ("Subsidiary REMIC 1", "Subsidiary REMIC 2", the "Middle REMIC" and the "Master REMIC").

          Subsidiary REMIC 1 will consist of all of the assets constituting the Trust Fund corresponding to Loan Group I and will be evidenced by the LT-I-Support Interest, LT I-NAS Interest and LT-I-PP Interest (the "Subsidiary REMIC 1 Interests") which will be uncertificated and will represent the "regular interests" in Subsidiary REMIC 1 and the R-1 Interest as the single "residual interest" in REMIC 1.

          Subsidiary REMIC 2 will consist of the Loan Group II Mortgage Loans and will be evidenced by the LT-II-A-1 Interest, LT-II-B-1 Interest, LT-II-B-2 Interest, LT-II-B-3 Interest, LT-II-B-4 Interest, LT-II-B-5 Interest, LT-II-B-6 Interest, LT-II-P Interest, LT-II-PP Interest and LT-II-X Interest (the "Subsidiary REMIC 2 Regular Interests") and the R-2 Interest as the single "residual interest" in REMIC 2.

          The Middle REMIC will consist of the REMIC 1 Regular Interests and REMIC 2 Regular Interests and will be evidenced by the Class MT-I-A-1 Interest, Class MT-I-A-2 Interest, Class MT-I-A-3 Interest, Class MT-I-A-4 Interest, Class MT-I-A-5 Interest, Class MT-I-A-IO Interest, Class MT-I-M-1 Interest, Class MT-I-M-2 Interest, Class MT-I-B Interest, Class MT-I-PP Interest, Class MT-I-X Interest, Class MT-Accrual, Class MT-II-A-1 Interest, Class MT-II-X Interest, Class MT-II-P Interest, Class MT-II-B-1 Interest, Class MT-II-B-2 Interest, Class MT-II-B-3 Interest, Class MT-II-B-4 Interest, Class MT-II-B-5 Interest, Class MT-II-B-6 Interest, Class MT-II-PP Interest (which will represent the "regular interests" in the Middle REMIC) and the R-3 Interest as the single "residual interest" in the Middle REMIC.

          The Master REMIC will consist of the Middle REMIC Regular Interests and will be evidenced by the Class I-A-1 Certificates, Class I-A-2 Certificates, Class I-A-3 Certificates, Class I-A-4 Certificates, Class I-A-5 Certificates, Class I-A-IO Certificates, Class II-A-1 Certificates, Class II-X Certificates, Class II-P Certificates, Class I-M-1 Certificates, Class I-M-2 Certificates, Class I-B Certificates, Class II-B-1 Certificates, Class II-B-2 Certificates, Class II-B-3 Certificates, Class II-B-4 Certificates, Class II-B-5 Certificates, Class II-B-6 Certificates, Class I-PP Certificates, Class II-PP Certificates and Class I-X Certificates (which will represent the "regular interests" in the Master REMIC) and the R-4 Interest as the single "residual interest" in the Master REMIC. The Class AR Certificates will represent beneficial ownership of the Class R-1 Residual Interest, Class R-2 Residual Interest and Class R-3 Residual Interest and Class R-4 Residual Interest. The "latest possible maturity date" for federal income tax purposes of all interests created hereby will be the Latest Possible Maturity Date.

          The following provisions in the Preliminary Statement are intended to cause all interest and principal collection in respect of the Mortgage Loans to be distributed from each Subsidiary REMIC to the Middle REMIC, from the Middle REMIC to the Master REMIC and from the Master REMIC to each Class of Certificates. The Preliminary Statement will be interpreted and applied consistently with such intent. The Trustee will seek guidance from Tax Counsel to the extent that it believes that any of the subsequent provisions are inconsistent with the foregoing to reconcile or eliminate such inconsistency.

          Subsidiary REMIC 1:

          The Subsidiary REMIC 1 Regular Interests, each of which is hereby designated a REMIC regular interest for federal income tax purposes, shall have the following initial principal balances, pass-through rates and Corresponding Classes of Certificates in the manner set forth in the following table:


------------------------- ------------------------------------- ---------------------------------------
         REMIC                          Initial                              Pass Through
       Interests                        Balance                                  Rate
------------------------- ------------------------------------- ---------------------------------------

      LT-I-Support        Loan Group I Mortgage Loan             Weighted average Net Mortgage Rates
                          Principal Balance less Class I-AIO        of the Group I Mortgage Loans
                          Notional Balance
------------------------- ------------------------------------- ---------------------------------------
        LT-I-NAS          Class I-AIO Notional Balance           Weighted average Net Mortgage Rates
                                                                    of the Group I Mortgage Loans
------------------------- ------------------------------------- ---------------------------------------
        LT-I-PP                         $100                     Weighted average Net Mortgage Rates
                                                                  of the Group 1 Mortgage Loans (1)
------------------------- ------------------------------------- ---------------------------------------
          R-1                             N/A                                    N/A
------------------------- ------------------------------------- ---------------------------------------

(1) The Class LT-I-PP Interest will be entitled to all Prepayment Penalties received from Loan Group I.

          All payments of principal and realized losses generated by the Group I Mortgage Loans shall be allocated first to the LT-I-Support regular interests (until reduced to zero), then to the Class LT-I-PP Interests and then to the outstanding LT-I-NAS regular interest (together with the LT-I-Support, the LTB Regular Interests).

          Subsidiary REMIC 2:

          The Subsidiary REMIC 2 Regular Interests, which is hereby designated a REMIC regular interest for federal income tax purposes, shall have the following initial principal balance, and pass-through rate of Certificates in the manner set forth in the following table:


------------------------------------ ------------------------ -------------------------------- ---------------------------
              REMIC 2                        Initial                    Pass Through                 Corresponding
              Interests                      Balance                       Rate                       Certificate
------------------------------------ ------------------------ -------------------------------- ---------------------------
             LT-II-A-1                         (1)                          (2)                       Class II-A-1
------------------------------------ ------------------------ -------------------------------- ---------------------------
               LT-AR                           (1)                          (2)                         Class AR
------------------------------------ ------------------------ -------------------------------- ---------------------------
             LT-II-B-1                         (1)                          (2)                       Class II-B-1
------------------------------------ ------------------------ -------------------------------- ---------------------------
             LT-II-B-2                         (1)                          (2)                       Class II-B-2
------------------------------------ ------------------------ -------------------------------- ---------------------------
             LT-II-B-3                         (1)                          (2)                       Class II-B-3
------------------------------------ ------------------------ -------------------------------- ---------------------------
             LT-II-B-4                         (1)                          (2)                       Class II-B-4
------------------------------------ ------------------------ -------------------------------- ---------------------------
             LT-II-B-5                         (1)                          (2)                       Class II-B-5
------------------------------------ ------------------------ -------------------------------- ---------------------------
             LT-II-B-6                         (1)                          (2)                       Class II-B-6
------------------------------------ ------------------------ -------------------------------- ---------------------------
              LT-II-P                          (1)                          (2)                        Class II-P
------------------------------------ ------------------------ -------------------------------- ---------------------------
              LT-II-X                          (1)                          (2)                        Class II-X
------------------------------------ ------------------------ -------------------------------- ---------------------------
             LT-II-PP                         $100                       (2), (3)                     Class II-PP
------------------------------------ ------------------------ -------------------------------- ---------------------------
                R-2                            N/A                          N/A                           N/A
------------------------------------ ------------------------ -------------------------------- ---------------------------

          (1) On each Distribution Date, each Subsidiary REMIC 2 Interest will receive principal payments, and have Realized Losses allocated to it in the same amounts as its Corresponding Certificate, and have a principal balance equal to that of its Corresponding Certificate.

          (2) Each Subsidiary REMIC 2 Interest will have a pass through rate equal to that of its Corresponding Certificate.

          (3) The Class LT-II-PP Interest will be entitled to all Prepayment Penalties received from Loan Group II.

          Middle REMIC:

          The Middle REMIC Regular Interests, each of which is hereby designated a REMIC regular interest for federal income tax purposes, shall have the following initial principal balances, pass-through rates and Corresponding Classes of Certificates in the manner set forth in the following table:


------------------------- ---------------------------- -------------------------- --------------------
                                                                                      Related Loan
         REMIC                      Initial                  Pass Through                Group
       Interests                    Balance                      Rate                 Certificate
------------------------- ---------------------------- -------------------------- --------------------
      MT-I-A-1(1)         1/2 Corresponding Master            Net WAC Cap             Class I-A-1
                              REMIC Class balance
------------------------- ---------------------------- -------------------------- --------------------
      MT-I-A-2(1)         1/2 Corresponding Master            Net WAC Cap             Class I-A-2
                              REMIC Class balance
------------------------- ---------------------------- -------------------------- --------------------
------------------------- ---------------------------- -------------------------- --------------------
      MT-I-A-3(1)         1/2 Corresponding Master            Net WAC Cap             Class I-A-3
                              REMIC Class balance

                                       4


------------------------- ---------------------------- -------------------------- --------------------
      MT-I-A-4(1)         1/2 Corresponding Master            Net WAC Cap             Class I-A-4
                              REMIC Class balance
------------------------- ---------------------------- -------------------------- --------------------
      MT-I-A-5(1)         1/2 Corresponding Master            Net WAC Cap             Class I-A-5
                              REMIC Class balance
------------------------- ---------------------------- -------------------------- --------------------
       MT-I-A-IO            Notional balance equal to         Class I-A-IO                 N/A
                              principal balance of          pass-through rate
                              LT-I-A-IO Interest
------------------------- ---------------------------- -------------------------- --------------------
      MT-I-M-1(1)         1/2 Corresponding Master            Net WAC Cap             Class I-M-1
                              REMIC Class balance
------------------------- ---------------------------- -------------------------- --------------------
      MT-I-M-2(1)         1/2 Corresponding Master            Net WAC Cap             Class I-M-2
                              REMIC Class balance
------------------------- ---------------------------- -------------------------- --------------------
       MT-I-B(1)          1/2 Corresponding Master            Net WAC Cap              Class I-B
                              REMIC Class balance
------------------------- ---------------------------- -------------------------- --------------------
       MT-I-PP(1)                    $100                   Net WAC Cap (2)           Class I-PP
------------------------- ---------------------------- -------------------------- --------------------
      MT-I-Accrual        1/2 Loan Group I balance            Net WAC Cap                 N/A
                              plus1/2Loan Group I
                           Overcollateralized Amount
------------------------- ---------------------------- -------------------------- --------------------
       MT-II-A-1                      (3)                         (4)                Class II-A-1
------------------------- ---------------------------- -------------------------- --------------------
         MT-AR                        (3)                         (4)                  Class AR
------------------------- ---------------------------- -------------------------- --------------------
       MT-II-B-1                      (3)                         (4)                Class II-B-1
------------------------- ---------------------------- -------------------------- --------------------
       MT-II-B-2                      (3)                         (4)                Class II-B-2
------------------------- ---------------------------- -------------------------- --------------------
       MT-II-B-3                      (3)                         (4)                Class II-B-3
------------------------- ---------------------------- -------------------------- --------------------
       MT-II-B-4                      (3)                         (4)                Class II-B-4
------------------------- ---------------------------- -------------------------- --------------------
       MT-II-B-5                      (3)                         (4)                Class II-B-5
------------------------- ---------------------------- -------------------------- --------------------
       MT-II-B-6                      (3)                         (4)                Class II-B-6
------------------------- ---------------------------- -------------------------- --------------------
        MT-II-P                       (3)                         (4)                 Class II-P
------------------------- ---------------------------- -------------------------- --------------------
        MT-II-PP                     $100                      (4), (5)               Class I-PP
------------------------- ---------------------------- -------------------------- --------------------
        MT-II-X                       (3)                         (4)                 Class II-X
------------------------- ---------------------------- -------------------------- --------------------
          R-3                         N/A                         N/A                     N/A
------------------------- ---------------------------- -------------------------- --------------------


(1) These regular interests are designated as the "Middle REMIC Accretion Directed Classes"

(2) The Class LT-I-PP Interest will be entitled to all Prepayment Penalties received from Loan Group I.

(3) On each Distribution Date, each Middle REMIC Interest designated as "MT-II" will receive principal payments, and have Realized Losses allocated to it in the same amounts as its Corresponding Certificate, and have a principal balance equal to that of its Corresponding Certificate.

(4) Each Middle REMIC Interest designated as "MT-II" will have a pass through rate equal to that of its Corresponding Certificate.

(5) The Class MT-II-PP Interest will be entitled to all Prepayment Penalties received from Loan Group II.

          On each Distribution Date, 50% of the increase in the Overcollateralization Amount will be payable as a reduction of the principal balances of the Middle REMIC Accretion Directed Classes (each such Class will be reduced by an amount equal to 50% of any increase in the Overcollateralization Amount that is attributable to a reduction in the principal balance of its Corresponding Class) and will be accrued and added to the principal balance of the MT-Accrual Interest. All payments of principal generated by the Mortgage Loans shall be allocated 50% to the MT-Accrual Interest, and 50% to the Middle REMIC Accretion Directed Classes (in an amount equal to 50% of the principal amounts allocated to their respective Corresponding Classes), until paid in full. In the event that: (i) 50% of the increase in the Overcollateralization Amount exceeds (ii) interest accruals on the MT-Accrual Interest for such Distribution Date, the excess for such Distribution Date (accumulated with all such excesses for all prior Distribution Dates) will be added to any increase in the Overcollateralization Amount for purposes of determining the amount of interest accrual on the MT-Accrual Interest payable as principal on the Middle REMIC Accretion Directed Classes on the next Distribution Date pursuant to the first sentence of this paragraph. Notwithstanding the above, principal payments allocated to the Class I-X Certificates that result in the reduction in the Overcollateralization Amount shall be allocated to the MT-Accrual Interest (until paid in full). Realized losses shall be applied so that after all distributions have been made on each Distribution Date the principal balances of each of the Middle REMIC Accretion Directed Classes will equal one half of the principal balance of its Corresponding Master REMIC Class and the MT-Accrual Interest principal balance will equal one half of the Loan Group I balance plus one half of the Group I Overcollateralized Amount.

          The following table sets forth characteristics of the Certificates and the Class I-AS regular interest, each of which, except for the Class R-3 Interests, is hereby designated as a "regular interest" in the Master REMIC, together with the minimum denominations and integral multiples in excess thereof in which such Classes shall be issuable (except that one Certificate of each Class of Certificates may be issued in a different amount and, in addition, one Residual Certificate representing the Tax Matters Person Certificate may be issued in a different amount):

------------------------ -------------------------------- ---------------------- ------------------ ------------------
                                      Class                                                             Multiples
                                    Principal                 Pass-Through            Minimum           in Excess
                                     Balance                Rate (per annum)       Denomination        of Minimum
------------------------ -------------------------------- ---------------------- ------------------ ------------------

Class I-A-1                           $82,400,000               2.11%(2)                  $25,000          $1
------------------------ -------------------------------- ---------------------- ------------------ ------------------
Class I-A-2                           $59,500,000               5.82%(3)                  $25,000          $1
------------------------ -------------------------------- ---------------------- ------------------ ------------------
Class I-A-3                           $27,350,000               6.53%(3)                  $25,000          $1
------------------------ -------------------------------- ---------------------- ------------------ ------------------
Class I-A-4                           $11,150,000               6.84%(3)                  $25,000          $1
------------------------ -------------------------------- ---------------------- ------------------ ------------------
Class I-A-5                           $23,425,364              7.12%(3)(4)                $25,000          $1
------------------------ -------------------------------- ---------------------- ------------------ ------------------
Class I-A-IO(5)                      Notional (6)               6.50%(7)                 $100,000          $1
------------------------ -------------------------------- ---------------------- ------------------ ------------------
Class II-A-1                         $376,138,403                 7.50%                   $25,000          $1
------------------------ -------------------------------- ---------------------- ------------------ ------------------
Class AR                                     $100                 7.50%                        (8)         (8)
------------------------ -------------------------------- ---------------------- ------------------ ------------------
Class I-M-1                            $4,777,159              7.00%(3)(4)                $25,000          $1
------------------------ -------------------------------- ---------------------- ------------------ ------------------
Class I-M-2                            $2,653,977              7.00%(3)(4)                $25,000          $1
------------------------ -------------------------------- ---------------------- ------------------ ------------------
Class I-B                              $1,061,592              7.00%(3)(4)                $25,000          $1
------------------------ -------------------------------- ---------------------- ------------------ ------------------
Class II-P                            $11,669,831                0.00(1)                  $25,000          $1
------------------------ -------------------------------- ---------------------- ------------------ ------------------
Class II-X                            Notional (9)                7.50%                  $100,000          $1
------------------------ -------------------------------- ---------------------- ------------------ ------------------
Class II-B-1                           $4,997,532                 7.50%                   $25,000          $1
------------------------ -------------------------------- ---------------------- ------------------ ------------------
Class II-B-2                           $3,198,420                 7.50%                   $25,000          $1
------------------------ -------------------------------- ---------------------- ------------------ ------------------
Class II-B-3                           $1,399,308                 7.50%                   $25,000          $1
------------------------ -------------------------------- ---------------------- ------------------ ------------------
Class II-B-4                             $799,605                 7.50%                   $25,000          $1
------------------------ -------------------------------- ---------------------- ------------------ ------------------
Class II-B-5                             $599,703                 7.50%                   $25,000          $1
------------------------ -------------------------------- ---------------------- ------------------ ------------------
Class II-B-6                             $999,508                 7.50%                   $25,000          $1
------------------------ -------------------------------- ---------------------- ------------------ ------------------
Class I-X                             212,318,192(10)             0(11)                        (8)         (8)
------------------------ -------------------------------- ---------------------- ------------------ ------------------
Class I-PP                                   $100(12)          7.50% (12)                      (8)         (8)
------------------------ -------------------------------- ---------------------- ------------------ ------------------
Class II-PP                                  $100(12)          7.50% (12)                      (8)         (8)
------------------------ -------------------------------- ---------------------- ------------------ ------------------

------------------------------
(1) The Class II-P Certificates are not entitled to payments in respect of interest.
(2) The initial Pass-Through Rate for the Class I-A-1 Certificates is 2.11% per annum. After the first Distribution Date, the Pass-Through Rate for the Class I-A-1 Certificates shall be a per annum rate equal to the lesser of (a) Certificate Index and the applicable Certificate Margin for such Distribution Date and (b) the applicable Net WAC Cap.
(3) The applicable Pass-Through Rate on each of the Class I-A-2, Class I-A-3, Class I-A-4, Class I-A-5, Class I-M-1, Class I-M-2 and Class I-B Certificates is subject to the Net WAC Cap.
(4) The applicable Pass-Through Rate on each of the Class I-A-5, Class I-M-1, Class I-M-2 and Class I-B Certificates will increase by 0.50% per annum on the first Distribution Date immediately succeeding the first possible Optional Termination Date, and will remain at such Pass-Through Rate, subject to the Net WAC Cap.

(5) For federal income tax purposes, the Class I-A-IO Certificates will be treated as receiving 100% of the interest on the Class MT-I-AIO regular interest.
(6) The Class I-A-IO Certificates accrue interest on the Class I-A-IO Notional Amount. The Class I-A-IO Certificates will not receive any distributions of principal.
(7) From (i) the Closing Date to the Distribution Date in November 2004, the Pass-Through Rate on the Class I-A-IO Certificates shall be a per annum rate equal to the lesser of (a) 6.50% and (b) a fraction, expressed as a percentage, (1) the numerator of which is equal to the product of (x) the Interest Remittance Amount for such Distribution Date and (y) 12, and (2) the denominator of which is equal to the Loan Group I principal balance for such Distribution Date, and (ii) from thereafter, 0%.
(8) The Class AR, Class II-X, Class I-PP and Class II-PP Certificates are issued in minimum Percentage Interests of 20%.
(9) The Class II-X Certificates accrue interest on the Class II-X Notional Amount and a rate of 7.50%. For federal income tax purposes, the Class II-X Certificates will be entitled to 100% of the interest above 7.50% received on all Loan Group II Premium Mortgage Loans which are not Designated Group II Mortgage Loans. The Class II-X Certificates will not receive any distributions of principal.
(10) The Class I-X Certificates will not have a Class Principal Balance but will accrue interest on a notional balance equal to the Stated Principal Balance of the Group I Mortgage Loans (as of the beginning of the Collection Period). Solely, for federal income tax purposes, the Class II-X Certificates shall be comprised of two components: Component 1 will have a principal balance equal to the Closing Date Overcollateralization Amount and shall not be entitled to receive interest on such balance, and Component 2 shall have a notional balance equal to the balance provided in the immediately preceding sentence.
(11) The Pass-Through Rate of the Class I-X Certificates will be the excess of (i) the Net WAC Cap over (ii) the product of (A) two and (B) the weighted average Pass-Through Rate of the Middle REMIC Accretion Directed Classes and the MT-Accrual Interest, with the Middle REMIC Accretion Directed Classes capped at a rate equal the pass through rate on Corresponding Master Class Certificate, and the Class MT-Accrual Interest equal to zero.
(12) The Class I-PP and Class II-PP Certificates will be entitled to all Prepayment Penalties received on the Mortgage Loans in Group I and Group II, respectively, serviced by the servicers other than WMMSC Serviced Loans.

          Set forth below are designations of Classes of Certificates to the categories used herein:


Book-Entry Certificates..............................         All Classes of  Certificates  other than the Physical
                                                              Certificates.

Class A Certificates:................................         The Class  I-A-1,  Class I-A-2,  Class  I-A-3,  Class
                                                              I-A-4,  Class I-A-5,  Class I-A-IO,  Class II-A-1 and
                                                              Class AR Certificates.

Class B Certificates.................................         The Class I-B,  Class  II-B-1,  Class  II-B-2,  Class
                                                              II-B-3, Class II-B-4, Class II-B-5 and Class II-B-6.

                                       8

Class M Certificates.................................         The Class I-M-1 and Class I-M-2 Certificates.

Class P Certificates.................................         The  Class   I-PP,   Class   II-P  and  Class   II-PP
                                                              Certificates.

ERISA-Restricted  Certificates.......................         Residual  Certificates;   Private  Certificates;  and
                                                              any  Certificates  that do not satisfy the applicable
                                                              ratings    requirement    under   the   Underwriter's
                                                              Exemption.

Group I Senior Certificates:.........................         The Class  I-A-1,  Class I-A-2,  Class  I-A-3,  Class
                                                              I-A-4,  Class  I-A-5,  Class  I-PP and  Class  I-A-IO
                                                              Certificates.

Group I Subordinate Certificates.....................         The Class  I-M-1,  Class  I-M-2,  Class I-B and Class
                                                              I-X Certificates.

Group I Certificates.................................         The   Group  I  Senior   and   Group  I   Subordinate
                                                              Certificates.

Group I Offered Certificates.........................         The  Group I  Certificates  other  than the Class I-X
                                                              and Class I-PP Certificates.

Group II Senior Certificates:........................         The Class  II-A-1,  Class II-P,  Class  II-PP,  Class
                                                              II-X and Class A-R Certificates.

Group II Subordinate Certificates....................         The Class II-B-1,  Class II-B-2,  Class II-B-3, Class
                                                              II-B-4, Class II-B-5 and Class II-B-6 Certificates.

Group II Certificates................................         The  Group  II  Senior   and  Group  II   Subordinate
                                                              Certificates.

Group II Offered Certificates........................         The  Group  II  Certificates  other  than  the  Class
                                                              II-PP Certificates.

Interest Only Certificates...........................         The Class I-A-IO and Class II-X Certificates.

LIBOR Certificates:..................................         The Class I-A-1 Certificates.

Notional Amount Certificates.........................         The  Class   I-A-IO,   Class   I-X  and  Class   II-X
                                                              Certificates.

Offered Certificates.................................         All  Classes of  Certificates  other than the Private
                                                              Certificates.

                                       9

Physical Certificates................................         The  Class  AR,  Class  I-PP,  Class  II-PP  and  the
                                                              Private Certificates.

Principal Only Certificates..........................         The Class II-P Certificates.

Private Certificates.................................         The Class  II-B-4,  Class  II-B-5,  Class II-B-6  and
                                                              Class I-X Certificates.

Rating Agencies......................................         Moody's and S&P.

Regular Certificates.................................         All Classes of  Certificates  other than the Class AR
                                                              Certificates.

Residual Certificates................................         The Class AR Certificates.

Senior Certificates..................................         The Group I Senior and Group II Senior Certificates.

Subordinate Certificates.............................         The  Group I  Subordinate  and  Group II  Subordinate
                                                              Certificates.

          All covenants and agreements made by the Depositor herein are for the benefit and security of the Certificateholders. The Depositor is entering into this Agreement, and the Trustee is accepting the trusts created hereby and thereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged. The principal balance of the Mortgage Loans as of the Cut-off Date is $612,120,703.17.

          The parties hereto intend to effect an absolute sale and assignment of the Mortgage Loans to the Trustee for the benefit of Certificateholders under this Agreement. However, the Depositor and the Sellers will hereunder absolutely assign and, as a precautionary matter grant a security interest, in and to its rights, if any, in the related Mortgage Loans to the Trustee on behalf of Certificateholders to ensure that the interest of the Certificateholders hereunder in the Mortgage Loans is fully protected.

                          W I T N E S S E T H T H A T:

          In consideration of the mutual agreements herein contained, the Depositor, the Sellers, the Master Servicer, the Servicers, the Special Servicer, the Trustee and the Trust Administrator agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

          Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

          Accepted Servicing Practices: With respect to any Mortgage Loan, those mortgage servicing practices of prudent mortgage lending institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located.

          Accrual Period: For any interest bearing Class of Certificates other than the LIBOR Certificates and any Distribution Date, the calendar month immediately preceding the related Distribution Date, and with respect to the LIBOR Certificates, the period beginning on the immediately preceding Distribution Date (or the Closing Date, in the case of the first Accrual Period) and ending on the day immediately preceding such Distribution Date.

          Advance: The payment required to be made by a Servicer or the Master Servicer, as applicable, with respect to any Distribution Date pursuant to
Section 5.01.

          Adverse REMIC Event: As defined in Section 2.07(f).

          Aggregate Loan Group Balance: As to Loan Group I and as of any date of determination will be equal to the aggregate of the Stated Principal Balances of the Group I Mortgage Loans as of the last day of the related Collection Period.

          Agreement: This Pooling and Servicing Agreement and all amendments or supplements hereto.

          Ancillary Income: All income derived from the Mortgage Loans, other than Servicing Fees and Master Servicing Fees, including but not limited to, late charges, Prepayment Penalties, prepayment fees, fees received with respect to checks or bank drafts returned by the related bank for non-sufficient funds, assumption fees, optional insurance administrative fees and all other incidental fees and charges.

          Applied Loss Amount: As to any Distribution Date, with respect to the Group I Certificates, the excess, if any, of (i) the aggregate Class Principal Balances of the Group I Subordinate Certificates (other than the Class I-X Certificates), after giving effect to all Realized Losses with respect to the Mortgage Loans in Loan Group I during the Collection Period for such Distribution Date and payments of principal on such Distribution Date over (ii) the Aggregate Loan Group Balance for such Distribution Date.

          Appraised Value: The appraised value of the Mortgaged Property based upon the appraisal made for the originator at the time of the origination of the related Mortgage Loan or the sales price of the Mortgaged Property at the time of such origination, whichever is less, or with respect to any Mortgage Loan that represents a refinancing, the appraised value of the Mortgaged Property based upon the appraisal made at the time of such refinancing.

          Assignment and Assumption Agreement: That certain assignment and assumption agreement dated as of April 1, 2002, by and between DLJ Mortgage Capital, Inc., as assignor and the Depositor, as assignee, relating to the Mortgage Loans.

          Available Distribution Amount: With respect to any Distribution Date and Group II, the sum of: (i) all amounts in respect of Scheduled Payments (net of the related Expense Fees) due on the related Due Date and received prior to the related Determination Date on the Group II Mortgage Loans, together with any Advances in respect thereof; (ii) all Insurance Proceeds (to the extent not applied to the restoration of the Mortgaged Property or released to the Mortgagor in accordance with the applicable Servicer's Accepted Servicing Standards), all proceeds under the TGIC Policy and all Liquidation Proceeds received during the calendar month preceding the month of that Distribution Date on the Group II Mortgage Loans, in each case net of unreimbursed Liquidation Expenses incurred with respect to such Mortgage Loans; (iii) all Principal Prepayments received during the related Prepayment Period on the Group II Mortgage Loans, excluding Prepayment Penalties and premiums; (iv) amounts received with respect to such Distribution Date as the Substitution Adjustment Amount or Purchase Price in respect of a Group II Mortgage Loan repurchased by a Seller or a Servicer as of such Distribution Date, in the case of clauses (i) through (iv) above reduced by amounts in reimbursement for Monthly Advances previously made and other amounts as to which a Servicer or the Master Servicer is entitled to be reimbursed pursuant to Section 3.08 in respect of the Group II Mortgage Loans or otherwise, and
(v) any amounts payable as Compensating Interest Payments by a Servicer or the Master Servicer with respect to the Group II Mortgage Loans on such Distribution Date.

          Balloon Loan: Any Mortgage Loan which, by its terms, does not fully amortize the principal balance thereof by its stated maturity and requires a payment at the stated maturity larger than the monthly payments due thereunder.

          Bankruptcy Code: The United States Bankruptcy Code, as amended from time to time (11 U.S.C.ss.ss. 101 et seq.).

          Bankruptcy Coverage Termination Date: The point in time at which the Bankruptcy Loss Coverage Amount is reduced to zero.

          Bankruptcy Loss: A Deficient Valuation or Debt Service Reduction.

          Bankruptcy Loss Coverage Amount: As of any Determination Date, the Bankruptcy Loss Coverage Amount shall equal the Initial Bankruptcy Loss Coverage Amount as reduced by (i) the aggregate amount of Bankruptcy Losses allocated to the Group II Certificates since the Cut-off Date and (ii) any permissible reductions in the Bankruptcy Loss Coverage Amount as evidenced by a letter of each Rating Agency to the Trust Administrator to the effect that any such reduction will not result in a downgrading, or otherwise adversely affect, of the then current ratings assigned to such Classes of Certificates rated by it.

          Basis Risk Pass-Through Rate: For any class of Group I Offered Certificates, other than the Class I-A-IO and Class I-X Certificates, and any Distribution Date, the following per annum pass-through rate:

          (a) for the Class I-A-1 Certificates, the lesser of (x) the sum of the Certificate Index for that Distribution Date plus the Certificate Margin and (y) the Net Funds Cap;

          (b) for the Class I-A-2 Certificates, the lesser of (x) 5.82% and (y) the Net Funds Cap;

          (c) for the Class I-A-3 Certificates, the lesser of (x) 6.53% and (y) the Net Funds Cap;

          (d) for the Class I-A-4 Certificates, the lesser of (x) 6.84% and (y) the Net Funds Cap;

          (e) for the Class I-A-5 Certificates, (i) on or before the first possible Optional Termination Date, the lesser of (x) 7.12% and (y) the Net Funds Cap; and (ii) after the first possible Optional Termination Date, the lesser of (x) 7.62% and (y) the Net Funds Cap;

          (f) for the Class I-PP Certificates, the lesser of (x) 7.50% and (y) the Net Funds Cap;

          (g) for the Class I-M-1 Certificates, (i) on or before the first possible Optional Termination Date, the lesser of (x) 7.00% and (y) the Net Funds Cap; and (ii) after the first possible Optional Termination Date, the lesser of (x) 7.50% and (y) the Net Funds Cap;

          (h) for the Class I-M-2 Certificates, (i) on or before the first possible Optional Termination Date, the lesser of (x) 7.00% and (y) the Net Funds Cap; and (ii) after the first possible Optional Termination Date, the lesser of (x) 7.50% and (y) the Net Funds Cap;

          (i) for the Class I-B Certificates, (i) on or before the first possible Optional Termination Date, the lesser of (x) 7.00% and (y) the Net Funds Cap; and (ii) after the first possible Optional Termination Date, the lesser of (x) 7.50% and (y) the Net Funds Cap.

          Basis Risk Reserve Fund: The separate Eligible Account created and initially maintained by the Trust Administrator pursuant to Section 4.07 in the name of the Trust Administrator, as agent for the Trustee, for the benefit of the Certificateholders and designated "Bank One, National Association in trust for registered holders of Credit Suisse First Boston Mortgage Securities Corp. CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-10." Funds in the Basis Risk Reserve Fund shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

          Basis Risk Shortfall: For any Class of Group I Offered Certificates, other than the Class I-A-IO Certificates, and any Distribution Date, the sum of:

          (i) the excess, if any, of the related Current Interest calculated on the basis of the related Basis Risk Pass-Through Rate over the related Current Interest for the applicable Distribution Date;

          (i) any Basis Risk Shortfall remaining unpaid from prior Distribution Dates; and

          (ii) 30 days, or with respect to the LIBOR Certificates, the actual number of days in the related Accrual Period, interest on the amount in clause (ii) calculated on the basis of the related Basis Risk Pass-Through Rate.

          Beneficial Holder: A Person holding a beneficial interest in any Certificate through a Participant or an Indirect Participant or a Person holding a beneficial interest in any Definitive Certificate.

          Book-Entry Certificates: As specified in the Preliminary Statement.

          Book-Entry Form: Any Certificate held through the facilities of the Depository.

          Business Day: Any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in New York or the state in which the office of the Master Servicer or any Servicer or the Corporate Trust Office of the Trustee or Trust Administrator are located are authorized or obligated by law or executive order to be closed.

          Carryforward Interest: For any Class of Group I Offered Certificates and any Distribution Date, the sum of (1) the amount, if any, by which (x) the sum of (A) Current Interest for such Class for the immediately preceding Distribution Date and (B) any unpaid Carryforward Interest for such Class from previous Distribution Dates exceeds (y) the amount paid in respect of interest on such Class on such immediately preceding Distribution Date, and (2) other than with respect to the Class I-A-IO Certificates, interest on such amount for the related Accrual Period at the applicable Pass-Through Rate.

          Cash Remittance Date: With respect to any Distribution Date and (A) the Master Servicer, Olympus or GreenPoint, the 7th calendar day preceding such Distribution Date, or if such 7th calendar day is not a Business Day, the Business Day immediately preceding such 7th calendar day or (B) WMMSC, by 12:00 noon New York City time on the Business Day immediately preceding such Distribution Date.

          Certificate: Any Certificates executed and authenticated by the Trust Administrator on behalf of the Trustee for the benefit of the Certificateholders in substantially the form or forms attached as Exhibits A through I hereto.

          Certificate Account: The separate Eligible Account created and maintained with the Trust Administrator, or any other bank or trust company acceptable to the Rating Agencies which is incorporated under the laws of the United States or any state thereof pursuant to Section 3.05, which account shall bear a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Trust Administrator, as agent for the Trustee, on behalf of the Certificateholders or any other account serving a similar function acceptable to the Rating Agencies. Funds in the Certificate Account may (i) be held uninvested without liability for interest or compensation thereon or (ii) be invested at the direction of the Trust Administrator in Eligible Investments and reinvestment earnings thereon (net of investment losses) shall be paid to the Trust Administrator. Funds deposited in the Certificate Account (exclusive of the amounts permitted to be withdrawn pursuant to Section 3.08(b)) shall be held in trust for the Certificateholders.

          Certificate Balance: With respect to any Certificate at any date, the maximum dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the Denomination thereof minus all distributions of principal and allocations of Realized Losses, including Excess Losses or Applied Loss Amounts, as applicable, previously made or allocated with respect thereto and, in the case of any Class of Group II Subordinate Certificates, reduced by the amount allocated to such Class pursuant to Section 4.02B.(b).

          Certificate Group: Either of Certificate Group I or Certificate Group II, as applicable.

          Certificate Group I: Any of the Certificates with a Class designation beginning with "I" and relating to Loan Group I.

          Certificate Group II: Any of the Certificates with a Class designation beginning with "II" and relating to Loan Group II.

          Certificate Index: With respect to each Distribution Date and the LIBOR Certificates, the rate for one month United States dollar deposits quoted on Telerate Page 3750 as of 11:00 A.M., London time, on the related Interest Determination Date relating to each Class of LIBOR Certificates. If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, such other service for displaying LIBOR or comparable rates as may be reasonably selected by the Trust Administrator after consultation with DLJMC), the rate will be the Reference Bank Rate. If no such quotations can be obtained and no Reference Bank Rate is available, the Certificate Index will be the Certificate Index applicable to the preceding Distribution Date. On the Interest Determination Date immediately preceding each Distribution Date, the Trust Administrator shall determine the Certificate Index for the Accrual Period commencing on such Distribution Date and inform the Master Servicer and each Servicer of such rate.

          Certificate Margin: As to the Class II-A-1 Certificates, 0.25%.

          Certificate Register: The register maintained pursuant to Section 6.02(a) hereof.

          Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register.

          Class: All Certificates bearing the same class designation as set forth in the Preliminary Statement.

          Class A Certificates: As set forth in the Preliminary Statement.

          Class B Certificates: As set forth in the Preliminary Statement.

          Class M Certificates: As set forth in the Preliminary Statement.

          Class P Certificates: As set forth in the Preliminary Statement.

          Class I-A-IO Notional Amount: For any Distribution Date, an amount equal to the lesser of (a) (i) prior to the Distribution Date in November 2004, $20,000,000 and(ii) on or after the Distribution Date in November 2004, $0, and (b) the Aggregate Loan Group Balance for the immediately preceding Distribution Date (or, in the case of the first Distribution Date, the Aggregate Loan Group Balance as of the Cut-off Date).

          Class I-B Principal Payment Amount: For any Distribution Date, an amount equal to the excess (if any) of

          (x) the Class Certificate Balance of the Class I-B Certificates immediately prior to such Distribution Date over

          (y) the difference between (a) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Prepayment Period) and (b) the sum of (1) the Class Certificate Balance of the Group I Senior Certificates (other than the Class I-A-IO Certificates) after taking into account the payment of the Senior Principal Payment Amount for such distribution date, (2) the Class Principal Balance of the Class I-M-1 Certificates (after taking into account the payment of the Class I-M-1 Principal Payment Amount for such Distribution Date), (3) the Class Principal Balance of the Class I-M-2 Certificates (after taking into account the payment of the Class I-M-2 Principal Payment Amount for such Distribution Date) and
(4) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Prepayment Period) multiplied by the Current Specified Overcollateralization Percentage.

          Class I-M-1 Principal Payment Amount: For any Distribution Date, an amount equal to the excess (if any) of

          (x) the Class Principal Balance of the Class I-M-1 Certificates immediately prior to such Distribution Date over

          (y) the difference between (a) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Prepayment Period) and (b) the sum of (1) the Class Principal Balance of the Group I Senior Certificates (other than the Class I-A-IO Certificates) after taking into account the payment of the Senior Principal Payment Amount for such Distribution Date and (2) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Prepayment Period) multiplied by the sum of (A) 3.50% and (b) the Current Specified Overcollateralization Percentage.

          Class I-M-2 Principal Payment Amount: For any Distribution Date, an amount equal to the excess (if any) of

         (x) the Class Principal Balance of the Class I-M-2 Certificates immediately prior to such Distribution Date over

          (y) the difference between (a) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Prepayment Period) and (b) the sum of (1) the Class Principal Balance of the Group I Senior Certificates (other than the Class I-A-IO Certificates) after taking into account the payment of the Senior Principal Payment Amount for such Distribution Date, (2) the Class Principal Balance of the Class I-M-1 Certificates (after taking into account the payment of the Class I-M-1 Principal Payment Amount for such Distribution Date) and (3) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Prepayment Period) multiplied by the sum of (A) 1.00% and (b) the Current Specified Overcollateralization Percentage.

          Class I-X Distributable Amount: With respect to any Distribution Date and the Class I-X Certificates, the excess of (i) the sum of (x) the amount of interest accrued during the related Accrual Period at the related Pass-Through Rate on the Class I-X Notional Amount for such Distribution Date and (y) the Overcollateralization Release Amount, if any, for such Distribution Date over (ii) any amounts distributed on that Distribution Date pursuant to Section 4.01(II)(d)(i)-(ix).

          Class I-X Notional Amount: With respect to any Distribution Date and the Class I-X Certificates, an amount equal to the aggregate Stated Principal Balances of the Group I Mortgage Loans as of the first day of the related Collection Period.

          Class II-P Deferred Amounts: As of any date of determination, the amount required to be paid to the holders of the Class II-P Certificates pursuant to Section 4.01.

          Class II-P Fraction: With respect to each Class II-P Mortgage Loan, a fraction, the numerator of which is 7.50% minus the Net Mortgage Rate on that Class II-P Mortgage Loan and the denominator of which is 7.50%.

          Class II-P Mortgage Loan: The Group II Mortgage Loans having Net Mortgage Rates less than 7.50% per annum.

          Class II-P Principal Distribution Amount: For each Distribution Date, an amount equal to the Class II-P Fraction of the sum of (i) scheduled principal due (whether or not received) on the related Due Date and (ii) unscheduled collections of principal received (including Net Liquidation Proceeds allocable to principal with respect to the Class II-P Mortgage Loans) and constituting a part of the Available Distribution Amount for Loan Group II for that Distribution Date, in each case, on or in respect of a Class II-P Mortgage Loan for that Distribution Date.

          Class II-X Notional Amount: For any Distribution Date and the Class II-X Certificates, the product of (x) the aggregate Stated Principal Balance, as of the second preceding Due Date after giving effect to scheduled payments for that Due Date, whether or not received, or for the initial Distribution Date, as of the Cut-off Date, of the Premium Rate Mortgage Loans that are not Designated Group II Mortgage Loans; and (y) a fraction, the numerator of which is the weighted average of the Stripped Interest Rates for the Premium Rate Mortgage Loans that are not Designated Group II Mortgage Loans as of that Due Date and the denominator of which is 7.00%. The Class II-X Notional Amount as of the Closing Date will be $22,733,446.

          Class Interest Shortfall: As to any Distribution Date and Class of Group II Certificates, the amount by which the amount described in clause (i) of the definition of Interest Distribution Amount for such Class, exceeds the amount of interest actually distributed on such Class on such Distribution Date.

          Class Notional Amount: Any of the Class I-A-IO, Class I-X Notional Amount or Class II-X Notional Amount, as applicable.

          Class Principal Balance: With respect to any Class of Certificates, other than the Notional Amount Certificates, and as to any date of determination, the aggregate of the Certificate Balances of all Certificates of such Class as of such date.

          Class Unpaid Interest Amounts: As to any Distribution Date and Class of interest-bearing Group II Certificates, the amount by which the aggregate Class Interest Shortfalls for such Class on prior Distribution Dates exceeds the amount distributed on such Class on prior Distribution Dates pursuant to clause (ii) of the definition of Interest Distribution Amount.

          Clearing Agency: An organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended, which initially shall be DTC.

          Closing Date: April 30, 2002.

          Code: The Internal Revenue Code of 1986, as amended.

          Collection Account: The accounts established and maintained by the Master Servicer or a Servicer in accordance with Section 3.05.

          Collection Period: With respect to each Distribution Date, the period commencing on the second day of the month preceding the month of the Distribution Date and ending on the first day of the month of the Distribution Date.

          Compensating Interest Payment: For any Distribution Date and the WMMSC Serviced Mortgage Loans, the lesser of (i) the sum of (a) one twelfth (1/12) of 0.04% of the aggregate Stated Principal Balance of the WMMSC Serviced Mortgage Loans, as of the Due Date in the month of such Distribution Date, (b) Payoff Earnings in respect of the WMMSC Serviced Mortgage Loans for such Distribution Date and (c) aggregate Payoff Interest in respect of the WMMSC Serviced Mortgage Loans for such Distribution Date and (ii) the aggregate Prepayment Interest Shortfall allocable to Payoffs for the WMMSC Serviced Mortgage Loans. For any Distribution Date and the GreenPoint Serviced Mortgage Loans, the lesser of (i) 50% of the aggregate Servicing Fee payable to GreenPoint in respect of the GreenPoint Serviced Mortgage Loans for such Distribution Date and (ii) the aggregate Prepayment Interest Shortfall with respect to the GreenPoint Serviced Mortgage Loans. For any Distribution Date and the Olympus Serviced Mortgage Loans, the lesser of (i) the aggregate Servicing Fee payable to Olympus in respect of the Olympus Serviced Mortgage Loans for such Distribution Date and (ii) the aggregate Prepayment Interest Shortfall with respect to the Olympus Serviced Mortgage Loans. For any Distribution Date and the Master Serviced Mortgage Loans, the lesser of (i) one twelfth (1/12) of 0.25% of the aggregate Stated Principal Balance of the Master Serviced Mortgage Loans, as of the Due Date in the month of such Distribution Date, and (ii) the aggregate Prepayment Interest Shortfall allocable to Payoffs with respect to the Master Serviced Mortgage Loans.

          Corporate Trust Office: With respect to the Trustee, the designated office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at 153 West 51st Street Equit-5, New York, New York 10001-10019. With respect to the Trust Administrator, the designated office of the Trust Administrator at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at 450 West 33rd Street, 14th Floor, New York, New York 10001, Attention: Structured Finance Services, CSFB 2002-10, except for purposes of Section 6.06, such term shall mean the office or agency of the Trust Administrator located at 55 Water Street, 234 North Building, New York, New York 10041.

          Corresponding Classes of Certificates: With respect to each Subsidiary REMIC Regular Interest, any Class of Certificates appearing opposite such Subsidiary REMIC Regular Interest in the Preliminary Statement.

          Credit Support Depletion Date: The first Distribution Date on which the aggregate Class Principal Balances of the Group II Subordinate Certificates has been or will be reduced to zero.

          Current Interest: For any Class of Group I Offered Certificates and any Distribution Date, the amount of interest accruing at the applicable Pass-Through Rate on the related Class Principal Balance or Class I-A-IO Notional Amount, as applicable, of such Class during the related Accrual Period; provided, that as to each Class of Group I Offered Certificates the Current Interest shall be reduced by a pro rata portion of any Interest Shortfalls to the extent not covered by Excess Interest.

          Current Specified Overcollateralization Percentage: For any distribution date, a percentage equal to (a) the Target Overcollateralization Amount divided by (b) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period.)

          Curtailment: Any payment of principal on a Mortgage Loan, made by or on behalf of the related Mortgagor, other than a Scheduled Payment, a prepaid Scheduled Payment or a Payoff, which is applied to reduce the outstanding Stated Principal Balance of the Mortgage Loan.

          Custodial Agreement: An agreement, dated as of the date hereof, among a custodian, the Trustee and the Trust Administrator, pursuant to which the Trustee appoints such custodian to hold any of the documents or instruments referred to in Section 2.01 of this Agreement as agent for the Trustee.

          Custodian: A custodian which is appointed pursuant to a Custodial Agreement. Any Custodian so appointed shall act as agent on behalf of the Trustee, and shall be compensated by the Trust Administrator or as otherwise specified therein. The Trustee shall remain at all times responsible under the terms of this Agreement, notwithstanding the fact that certain duties have been assigned to a Custodian.

          Cut-off Date: April 1, 2002.

          Cut-off Date Pool Principal Balance $612,120,703.17.

          Cut-off Date Principal Balance: As to any Mortgage Loan, the Stated Principal Balance thereof as of the close of business on the Cut-off Date.

          Data Remittance Date: With respect to any Distribution Date, the 10th calendar day of the month in which such Distribution Date occurs, or if such 10th day is not a Business Day, the Business Day immediately following such 10th day; provided, however, that with respect to WMMSC, the Data Remittance Date shall be no later than twelve noon, five Business Days before the related Distribution Date.

          Debt Service Reduction: With respect to any Group II Mortgage Loan, a reduction by a court of competent jurisdiction in a proceeding under the Bankruptcy Code in the Scheduled Payment for such Group I Mortgage Loan which became final and non-appealable, except such a reduction resulting from a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

          Debt Service Reduction Mortgage Loan: Any Mortgage Loan that became the subject of a Debt Service Reduction.

          Deficient Valuation: With respect to any Group II Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or that results in a permanent forgiveness of principal, which valuation in either case results from a proceeding under the Bankruptcy Code.

          Deferred Amount: For any Class of Group I Subordinate Certificates, other than the Class I-PP and Class I-X Certificates, and any Distribution Date, will equal the amount by which (x) the aggregate of the Applied Loss Amounts previously applied in reduction of the Class Principal Balance thereof exceeds (y) the aggregate of amounts previously paid in reimbursement thereof.

          Definitive Certificate: As defined in Section 6.09.

          Deleted Mortgage Loan: As defined in Section 2.03(c).

          Delinquency Rate: With respect to any Distribution Date, the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all Group I Mortgage Loans 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of the prior month, and the denominator of which is the Aggregate Loan Balance as of the close of business on the last day of such month.

          Denomination: With respect to each Certificate, the amount set forth on the face thereof as the "Initial Certificate Balance of this Certificate" or the "Initial Notional Amount of this Certificate" or, if neither of the foregoing, the Percentage Interest appearing on the face thereof.

          Depositor: Credit Suisse First Boston Mortgage Securities Corp., a Delaware corporation, or its successor in interest.

          Depository Agreement: The Letter of Representation dated as of the Closing Date by and among DTC, the Depositor and the Trust Administrator for the benefit of the Trustee.

          Designated Group II Mortgage Loan: Any Premium Rate Mortgage Loan which (i) has a Mortgage Rate equal to or greater than 9.9% and (ii) does not provide for payment by the mortgagor of any Prepayment Penalty.

          Determination Date: With respect to each Distribution Date, the 10th day of the calendar month in which such Distribution Date occurs or, if such 10th day is not a Business Day, the Business Day immediately succeeding such Business Day.

          Disqualified Organization: Any organization defined as a "disqualified organization" under Section 860E(e)(5) of the Code, which includes any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the FHLMC, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) an "electing large partnership" within the meaning of Section 775 of the Code, and (vi) any other Person so designated by the Trust Administrator based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class AR Certificate by such Person may cause the REMIC or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class AR Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

          Distribution Date: The 25th day of any month, or if such 25th day is not a Business Day, the Business Day immediately following such 25th day, commencing on May 25, 2002.

          DLJMC: DLJ Mortgage Capital, Inc., a Delaware corporation, and its successors and assigns.

          DLJMC Mortgage Loans: The Mortgage Loans identified as such on the Mortgage Loan Schedule, for which DLJMC is the applicable Seller.

          DTC: The Depository Trust Company.

          Due Date: With respect to each Mortgage Loan and any Distribution Date, the date on which Scheduled Payments on such Mortgage Loan are due which is either the first day of the month of such Distribution Date, or if Scheduled Payments on such Mortgage Loan are due on a day other than the first day of the month, the date in the calendar month immediately preceding the Distribution Date on which such Scheduled Payments are due, exclusive of any days of grace.

          Eligible Account: Either (i) an account or accounts maintained with a federal or state chartered depository institution or trust company acceptable to the Rating Agencies or (ii) an account or accounts the deposits in which are insured by the FDIC to the limits established by such corporation, provided that any such deposits not so insured shall be maintained in an account at a depository institution or trust company whose commercial paper or other short term debt obligations (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short term debt obligations of such holding company) have been rated by each Rating Agency in its highest short-term rating category, or (iii) a segregated trust account or accounts (which shall be a "special deposit account") maintained with the Trustee, the Trust Administrator or any other federal or state chartered depository institution or trust company, acting in its fiduciary capacity, in a manner acceptable to the Trustee, the Trust Administrator and the Rating Agencies. Eligible Accounts may bear interest.

          Eligible Institution: An institution having the highest short-term debt rating, and one of the two highest long-term debt ratings of the Rating Agencies or the approval of the Rating Agencies.

          Eligible Investments: Any one or more of the obligations and securities listed below:

          1. direct obligations of, and obligations fully guaranteed by, the United States of America, or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America; or obligations fully guaranteed by, the United States of America; the FHLMC, FNMA, the Federal Home Loan Banks or any agency or instrumentality of the United States of America rated AA (or the equivalent) or higher by the Rating Agencies;

          2. federal funds, demand and time deposits in, certificates of deposits of, or bankers' acceptances issued by, any depository institution or trust company incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, so long as at the time of such investment or contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short-term debt obligations of such holding company) are rated in one of two of the highest ratings by each of the Rating Agencies, and the long-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the long-term debt obligations of such holding company) are rated in one of two of the highest ratings, by each of the Rating Agencies;

          3. repurchase obligations with a term not to exceed 30 days with respect to any security described in clause (i) above and entered into with a depository institution or trust company (acting as a principal) rated A or higher by the Rating Agencies; provided, however, that collateral transferred pursuant to such repurchase obligation must be of the type described in clause (i) above and must (A) be valued daily at current market price plus accrued interest, (B) pursuant to such valuation, be equal, at all times, to 105% of the cash transferred by the Trustee or the Trust Administrator in exchange for such collateral, and (C) be delivered to the Trustee or the Trust Administrator or, if the Trustee or the Trust Administrator, as applicable, is supplying the collateral, an agent for the Trustee or the Trust Administrator, in such a manner as to accomplish perfection of a security interest in the collateral by possession of certificated securities;

          4. securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which has a long-term unsecured debt rating in the highest available rating category of each of the Rating Agencies at the time of such investment;

          5. commercial paper having an original maturity of less than 365 days and issued by an institution having a short-term unsecured debt rating in the highest available rating category of each of the Rating Agencies at the time of such investment;

          6. a guaranteed investment contract approved by each of the Rating Agencies and issued by an insurance company or other corporation having a long-term unsecured debt rating in the highest available rating category of each of the Rating Agencies at the time of such investment;

          7. money market funds (which may be 12b-1 funds as contemplated under the rules promulgated by the Securities and Exchange Commission under the Investment Company Act of 1940) having ratings in the highest available rating category of Moody's and one of the two highest available rating categories of S&P at the time of such investment (any such money market funds which provide for demand withdrawals being conclusively deemed to satisfy any maturity requirements for Eligible Investments set forth herein) including money market funds of the Master Servicer, a Servicer, the Trustee or the Trust Administrator and any such funds that are managed by the Master Servicer, a Servicer, the Trustee or the Trust Administrator or their respective Affiliates or for the Master Servicer, a Servicer, the Trustee or the Trust Administrator or any Affiliate of such Person acts as advisor, as long as such money market funds satisfy the criteria of this subparagraph (vii); and

          8. such other investments the investment in which will not, as evidenced by a letter from each of the Rating Agencies, result in the downgrading or withdrawal of the Ratings of the Certificates.

          provided, however, that no such instrument shall be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations.

          ERISA: The Employee Retirement Income Security Act of 1974, as amended.

          ERISA-Qualifying Underwriting: A best efforts or firm commitment underwriting or private placement that meets the requirements (without regard to the ratings requirements) of an Underwriter's Exemption.

          ERISA-Restricted Certificate: As set forth in the Preliminary
Statement.

          Escrow Account: The separate account or accounts created and maintained by the Master Servicer or a Servicer pursuant to Section 3.06.

          Escrow Payments: With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, mortgage insurance premiums, fire and hazard insurance premiums, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage, applicable law or any other related document.

          Event of Default: As defined in Section 8.01 hereof.

          Excess Loss: The amount of any (i) Fraud Loss on a Group II Mortgage Loan realized after the Fraud Loss Coverage Termination Date, (ii) Special Hazard Loss on a Group II Mortgage Loan realized after the Special Hazard Coverage Termination Date or (iii) Bankruptcy Loss on a Group II Mortgage Loan realized after the Bankruptcy Coverage Termination Date.

          Expense Fee Rate: As to each Mortgage Loan, the sum of the Master Servicing Fee Rate, the related Servicing Fee Rate, any primary mortgage guaranty insurance fee rate, if applicable, and the TGIC Fee Rate, if applicable.

          Expense Fees: As to each Mortgage Loan, the sum of the Master Servicing Fee, the related Servicing Fee, any primary mortgage guaranty insurance premium, if applicable, and any TGIC Fee, if applicable.

          FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

          FHLMC: The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

          FNMA: The Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

          Fraud Loan: A Liquidated Mortgage Loan in Loan Group II as to which a Fraud Loss has occurred.

          Fraud Loss Coverage Amount: As of the Closing Date, $7,996,050, subject to reduction from time to time by the amount of Fraud Losses allocated to the Group II Certificates. On each anniversary of the Cut-off Date, the Fraud Loss Coverage Amount will be reduced as follows: (a) prior to the fourth anniversary of the Cut-off Date, the Fraud Loss Coverage Amount will be reduced to an amount equal to the lesser of (i) 1% of the aggregate Stated Principal Balance of the Group II Mortgage Loans as of such anniversary and
(ii) the excess of the Fraud Loss Coverage Amount as of the preceding anniversary of the Cut-off Date (or, in the case of the first such anniversary, as of the Cut-off Date) over the cumulative amount of Fraud Losses on the Mortgage Loans allocated to the Group II Certificates since such preceding anniversary or the Cut-off Date, as the case may be, (b) on the fourth anniversary of the Cut-off Date, the Fraud Loss Coverage Amount will be reduced to an amount equal to the lesser of (i) 0.5% of the aggregate Stated Principal Balance of the Group II Mortgage Loans and (ii) the excess of the Fraud Loss Coverage Amount as of the preceding anniversary of the Cut-off Date over the cumulative amount of Fraud Losses on the Mortgage Loans allocated to the Group II Certificates since such preceding anniversary, and (c) on the fifth anniversary of the Cut-off Date, to zero.

          Fraud Loss Coverage Termination Date: The point in time at which the applicable Fraud Loss Coverage Amount is reduced to zero.

          Fraud Losses: Realized Losses on the Group II Mortgage Loans as to which a loss is sustained by reason of a default arising from fraud, dishonesty or misrepresentation in connection with the related Mortgage Loan, including a loss by reason of the denial of coverage under any related Primary Mortgage Insurance Policy because of such fraud, dishonesty or misrepresentation.

          GreenPoint: GreenPoint Mortgage Funding, Inc., a New York corporation, and its successors and assigns.

          GreenPoint Mortgage Loans: The Mortgage Loans identified as such on the Mortgage Loan Schedule, for which GreenPoint is the applicable Seller.

          GreenPoint Serviced Mortgage Loans: The Mortgage Loans identified as such on the Mortgage Loan Schedule, for which GreenPoint is the applicable Servicer.

          Group: When used with respect to the Mortgage Loans, either of Group I or Group II or with respect to the Certificates, the Class or Classes of Certificates that relate to the corresponding Group.

          Group I: With respect to the Mortgage Loans, the pool of fixed rate Mortgage Loans identified in the related Mortgage Loan Schedule as having been assigned to Group I or with respect to the Certificates, the Class I-A-1, Class I-A-2, Class I-A-3, Class I-A-4, Class I-A-5, Class I-A-IO, Class I-M-1, Class I-M-2, Class I-B, Class I-PP, Class I-X and Class AR Certificates.

          Group I Certificate: As set forth in the Preliminary Statement.

          Group II Excess Interest Amount: For any Distribution Date, the amount equal to (i) the product of the Group II Excess Interest Rate and the Stated Principal Balance of the Designated Group II Mortgage Loans as of the related second preceding Due Date after giving effect to Scheduled Payments for such Due Date, whether or not received, or for the initial Distribution Date, the Cut-off Date, (ii) divided by 12, subject to reduction pursuant to
Section 4.01(II)(B).

          Group II Excess Interest Rate: For any Distribution Date, a per annum rate equal to the weighted average of the Stripped Interest Rates for the Designated Group II Mortgage Loans, as of the related second preceding Due Date after giving effect to Scheduled Payments for that Due Date, whether or not received, or for the Initial Distribution Date, the Cut-off Date.

          Group I Mortgage Loan: Any Mortgage Loan in Loan Group I.

          Group I Senior Certificate: As set forth in the Preliminary
Statement.

          Group II: With respect to the Mortgage Loans, the pool of fixed rate Mortgage Loans identified in the related Mortgage Loan Schedule as having been assigned to Group II or with respect to the Certificates, the Class II-A-1, Class II-X, Class II-P, Class II-B-1, Class II-B-2, Class II-B-3, Class II-B-4, Class II-B-5, Class II-B-6, Class II-X and Class II-PP Certificates.

          Group II Certificates: As set forth in the Preliminary Statement.

          Group II Mortgage Loan: Any Mortgage Loan in Loan Group II.

          Group II Offered Certificates: As set forth in the Preliminary Statement.

          Group II Senior Certificates: As set forth in the Preliminary
Statement.

          Group II Principal Payment Amount: For any Distribution Date and Loan Group II, the sum of:

          o scheduled principal payments on the Group II Mortgage Loans due on the related Due Date;

          o the principal portion of purchase proceeds received with respect to any Group II Mortgage Loan that was purchased as permitted or required by the Pooling and Servicing Agreement during the calendar month preceding the month of that Distribution Date; and

          o any other unscheduled payments of principal that were received on the Group II Mortgage Loans during the preceding calendar month, other than Principal Prepayments or Liquidation Principal.

          Group II Principal Prepayment Amount: For any Distribution Date and Loan Group II, the sum of all partial prepayments or prepayments in full in Loan Group II which were received during the applicable Prepayment Period preceding that Distribution Date.

          Group II Senior Liquidation Amount: For any Distribution Date and Loan Group II, in the aggregate, for each Group II Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of that Distribution Date, the lesser of (i) the Group II Senior Percentage of the Stated Principal Balance of that Mortgage Loan (exclusive of the Class II-P Fraction of that balance, with respect to a Class II-P Mortgage Loan) and (ii) the Group II Senior Prepayment Percentage of the Liquidation Principal with respect to that Mortgage Loan.

          Group II Senior Percentage: For any Distribution Date and the Group II Senior Certificates, the percentage equivalent of a fraction, the numerator of which is the aggregate Class Principal Balance of the Group II Senior Certificates (other than the Class II-P Fraction of the Group II-P Mortgage Loans, if applicable) immediately prior to that Distribution Date and the denominator of which is the aggregate Stated Principal Balance of the Group II Mortgage Loans (less the Class II-P Fraction of the Group II-P Mortgage Loans, if applicable)as of the first day of the month of such Distribution Date; provided however, in no event will the Group I Senior Percentage exceed 100%.

          Group II Senior Prepayment Percentage: The Group II Senior Prepayment Percentage for any Distribution Date occurring during the five years beginning on the first Distribution Date will equal 100%. The Group II Senior Prepayment Percentage for any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date will be as follows: for any Distribution Date in the first year thereafter, the Group II Senior Percentage plus 70% of the Group II Subordinate Percentage for such Distribution Date; for any Distribution Date in the second year thereafter, the Group II Senior Percentage plus 60% of the Group II Subordinate Percentage for such Distribution Date; for any Distribution Date in the third year thereafter, the Group II Senior Percentage plus 40% of the Group II Subordinate Percentage for such Distribution Date; for any Distribution Date in the fourth year thereafter, the Group II Senior Percentage plus 20% of the Group II Subordinate Percentage for such Distribution Date; and for any Distribution Date thereafter, the Group II Senior Percentage for such Distribution Date (unless (i) on any of the foregoing Distribution Dates the Group II Senior Percentage exceeds the initial Group II Senior Percentage, in which case the Group II Senior Prepayment Percentage will once again equal 100%.

          Notwithstanding the foregoing, no decrease to the Group II Senior Prepayment Percentage will occur on any Distribution Date as to which that decrease applies if (i) the outstanding principal balance of the Group II Mortgage Loans delinquent 60 days or more (averaged over the preceding six month period), as a percentage of the aggregate Group II Subordinate Balance as of such Distribution Date is equal to or greater than 100% or (ii) cumulative Realized Losses in Loan Group II exceed (a) with respect to any Distribution Date on the fifth anniversary of the first Distribution Date, 30% of the aggregate Group II Subordinate Balance as of the Closing Date (the "Original Group II Subordinate Principal Balance"), (b) with respect to any Distribution Date on the sixth anniversary of the first Distribution Date, 35% of the Original Group II Subordinate Principal Balance, (c) with respect to any Distribution Date on the seventh anniversary of the first Distribution Date, 40% of the Original Group II Subordinate Principal Balance, (d) with respect to any Distribution Date on the eighth anniversary of the first Distribution Date, 45% of the Original Group II Subordinate Principal Balance and (e) with respect to any Distribution Date on the ninth anniversary of the first Distribution Date, 50% of the Original Group II Subordinate Principal Balance.

          If on any Distribution Date the allocation to the Group II Certificates of Principal Prepayments in the percentage required would reduce the aggregate Class Principal Balance of such Certificates below zero, the Group II Senior Prepayment Percentage for such Distribution Date shall be limited to the percentage necessary to reduce the aggregate Class Principal Balance of such Certificates to zero.

          Group II Senior Principal Distribution Amount: As to any Distribution Date, the sum of (i) the Group II Senior Percentage of the Principal Payment Amount for Loan Group II (exclusive of the portion attributable to the Class II-P Principal Distribution Amount), (ii) the Group II Senior Prepayment Percentage of the Principal Prepayment Amount for Loan Group II (exclusive of the portion attributable to the Class II-P Principal Distribution Amount), and (iii) the Group II Senior Liquidation Amount.

          Group II Subordinate Balance: As of any date of determination, the aggregate Class Principal Balances of the Group II Subordinate Certificates.

          Group II Subordinate Certificate: As set forth in the Preliminary Statement.

          Group II Subordinate Liquidation Amount: For any Distribution Date, the excess, if any, of the aggregate Liquidation Principal of all Group II Mortgage Loans which became Liquidated Mortgage Loans during the prior calendar month over the Group II Senior Liquidation Amount.

          Group II Subordinate Percentage: As to any Distribution Date and Loan Group II, the excess of 100% over the Group II Senior Percentage for that Distribution Date.

          Group II Subordinate Prepayment Percentage: As to any Distribution Date and with respect to Loan Group II, 100% minus the Group II Senior Prepayment Percentage for such Distribution Date; provided, however, that if the aggregate Class Principal Balance of the Group II Senior Certificates (other than the Class II-P Certificates) has been reduced to zero, then the Group II Subordinate Prepayment Percentage will equal 100%.

          Group II Subordinate Principal Distribution Amount: With respect to any Distribution Date and the Group II Subordinate Certificates and Loan Group II, will equal the excess of (A) the sum of (i) the Group II Subordinate Percentage of the Principal Payment Amount for Loan Group II (exclusive of the portion attributable to the Class II-P Principal Distribution Amount), (ii) the Group II Subordinate Prepayment Percentage of the Principal Prepayment Amount for Loan Group II (exclusive of the portion attributable to the Class II-P Principal Distribution Amount), and (iii) the Group II Subordinate Liquidation Amount over (B) over the sum of (x) the amounts required to be distributed to the Class II-P Certificates pursuant to Section 4.01(II)(A)(b)(i) on that Distribution Date.

          Group II-P Mortgage Loans: The Group II Mortgage Loans having Net Mortgage Rates less than 7.50%.

          Indirect Participants: Entities, such as banks, brokers, dealers and trust companies, that clear through or maintain a custodial relationship with a Participant, either directly or indirectly.

          Initial Bankruptcy Loss Coverage Amount: $192,741.

          Initial Class Principal Balance: As set forth in the Preliminary Statement.

          Insurance Policy: With respect to any Mortgage Loan included in the Trust Fund, any Mortgage Guaranty Insurance Policy, the TGIC Policy, any standard hazard insurance policy, flood insurance policy or title insurance policy, including all riders and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

          Insurance Proceeds: Amounts paid pursuant to any insurance policy, including the TGIC Policy, with respect to a Mortgage Loan that have not been used to restore the related mortgaged property or released to the mortgagor in accordance with the terms of the pooling and servicing agreement, subject to the terms and conditions of the related mortgage note and mortgage.

          Interest Determination Date: With respect to the LIBOR Certificates and for each Accrual Period, the second LIBOR Business Day preceding the commencement of such Accrual Period.

          Interest Distribution Amount: With respect to any Distribution Date and interest-bearing Class of Group II Certificates, the sum of (i) one month's interest accrued during the related Accrual Period at the applicable Pass-Through Rate for such Class on the related Class Principal Balance, subject to reduction pursuant to Section 4.01(II)(B), and (ii) any Class Unpaid Interest Amounts for such Class and Distribution Date.

          Interest Rate: With respect to each Subsidiary REMIC Regular Interest, the applicable rate set forth or calculated in the manner described in the Preliminary Statement.

          Interest Remittance Amount: For any Distribution Date and the Group I Mortgage Loans, an amount equal to the sum of (1) all interest collected (other than Payaheads) or advanced in respect of Scheduled Payments on the Group I Mortgage Loans during the related Collection Period, the interest portion of Payaheads previously received and intended for application in the related Collection Period and interest portion of all Payoffs (net of Payoff Interest for such Distribution Date) and Curtailments received on the Mortgage Loans during the related Prepayment Period, less (x) the applicable Expense Fees with respect to such Mortgage Loans and (y) unreimbursed Advances and other amounts due to the Master Servicer, the applicable Servicer, the Trustee and the Trust Administrator with respect to such Mortgage Loans, to the extent allocable to interest, (2) all Compensating Interest Payments paid by the Servicers or the Master Servicer with respect to the Group I Mortgage Loans with respect to the related Prepayment Period, (3) the portion of any Substitution Adjustment Amount or Purchase Price paid with respect to such Mortgage Loans during the related Collection Period allocable to interest, (4) all Net Liquidation Proceeds and any other recoveries (net of unreimbursed Advances, Servicing Advances and expenses, to the extent allocable to interest, and unpaid Expense Fees) collected with respect to the Group I Mortgage Loans during the related Collection Period, to the extent allocable to interest and (5) the Group II Excess Interest Amount for such Distribution Date.

          Interest Shortfall: For any Distribution Date and the Group I Mortgage Loans, an amount equal to the aggregate shortfall, if any, in collections of interest (adjusted to the related Net Mortgage Rate) on Group I Mortgage Loans resulting from (a) Principal Prepayments received during the related Prepayment Period after giving effect to the Compensating Interest Payment for such Distribution Date and (b) interest payments on certain of the Group I Mortgage Loans being limited pursuant to the provisions of the Soldiers' and Sailors' Civil Relief Act of 1940.

          Investment Account: The commingled account (which shall be commingled only with investment accounts related to series of pass-through certificates with a class of certificates which has a rating equal to the highest of the Ratings of the Certificates) maintained by WMMSC in the trust department of the Investment Depository pursuant to Section 3.05.

          Investment Depository: JPMorgan Chase Bank, New York, New York or another bank or trust company designated from time to time by WMMSC. The Investment Depository shall at all times be an Eligible Institution.

          LIBOR Business Day: Any day other than (i) a Saturday or a Sunday or
(ii) a day on which banking institutions in the State of New York or in the City of London, England are required or authorized by law to be closed.

          LIBOR Certificates: As set forth in the Preliminary Statement.

          Liquidated Mortgage Loan: With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) which was liquidated in the calendar month preceding the month of such Distribution Date and as to which the Master Servicer or a Servicer has determined (in accordance with this Agreement) that it has received all amounts it expects to receive in connection with the liquidation of such Mortgage Loan, including the final disposition of the related REO Property.

          Liquidation Expenses: Customary and reasonable "out of pocket" expenses incurred by the Master Servicer or a Servicer (or the related Sub-Servicer) in connection with the liquidation of any defaulted Mortgage Loan and not recovered by the Servicer (or the related Sub-Servicer) under a Primary Mortgage Insurance Policy for reasons other than such Servicer's failure to comply with Section 3.09 hereof, such expenses including, without limitation, legal fees and expenses, any unreimbursed amount expended by the Master Servicer or a Servicer pursuant to Section 3.11 hereof respecting the related Mortgage and any related and unreimbursed expenditures for real estate property taxes or for property restoration or preservation to the extent not previously reimbursed under any hazard insurance policy for reasons other than such Servicer's failure to comply with Section 3.11 hereof.

          Liquidation Principal: As to any Distribution Date and a Loan Group, the principal portion of Liquidation Proceeds received with respect to each Mortgage Loan in that Loan Group which became a Liquidated Mortgage Loan, but not in excess of the principal balance of that Mortgage Loan, during the preceding calendar month, exclusive of the portion thereof, if any, attributable to the Class II-P Principal Distribution Amount.

          Liquidation Proceeds: Amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee's sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property related to a Mortgage Loan and any other proceeds received in connection with an REO Property.

          Loan Group: Either of Loan Group I or Loan Group II, as applicable.

          Loan Group I: All Mortgage Loans identified as Loan Group I Mortgage Loans on the Mortgage Loan Schedule.

          Loan Group II: All Mortgage Loans identified as Loan Group II Mortgage Loans on the Mortgage Loan Schedule.

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

          Loan-to-Value Ratio: As of any date, the fraction, expressed as a percentage, the numerator of which is the Stated Principal Balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the Mortgaged Property or, in the case of a Qualified Substitute Mortgage Loan, is the appraised value of the Mortgaged Property based upon an appraisal made within 180 days prior to the date of substitution of such Qualified Substitute Mortgage Loan for a Deleted Mortgage Loan.

          Lost Mortgage Note: Any Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

          Master REMIC: As described in the Preliminary Statement.

          Master Serviced Mortgage Loans: The Mortgage Loans directly serviced by an entity other than Greenpoint, Olympus or WMMSC.

          Master Servicer: Chase Manhattan Mortgage Corporation, a New Jersey corporation, its successors and assigns.

          Master Servicing Fee: As to each Mortgage Loan, other than the WMMSC Serviced Mortgage Loans, and any Distribution Date, an amount equal to one month's interest at the Master Servicing Fee Rate on the Stated Principal Balance of such Mortgage Loan calculated as of the first day of the related Due Period, subject to reduction as provided in Section 3.14.

          Master Servicing Fee Rate: As to each Mortgage Loan, other than the WMMSC Serviced Mortgage Loans, a per annum rate equal to 0.0025%.

          Monthly Excess Cashflow: For any Distribution Date, an amount equal to the sum of the Monthly Excess Interest and Overcollateralization Release Amount, if any, for such date.

          Monthly Excess Interest: For any Distribution Date, the excess of the Interest Remittance Amount after the application of payments pursuant to items (i) through (v) in the distribution thereof, pursuant to Section 4.01(I)(a) and the Principal Payment Amount remaining after application of items (i) through (iv) of Section 4.01(I)(b) or 4.01(I)(c), as applicable.

          Moody's: Moody's Investors Service, Inc. or any successor thereto.

          Mortgage: With respect to a Mortgage Loan, the mortgage, deed of trust or other instrument creating a first lien on a fee simple or leasehold estate in real property securing a Mortgage Note.

          Mortgage File: For each Mortgage Loan, the Trustee Mortgage File and the Servicer Mortgage File.

          Mortgage Guaranty Insurance Policy: Each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any Mortgage Loan.

          Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to the provisions hereof as from time to time are held as a part of the Trust Fund (including any REO Property), the mortgage loans so held being identified in the Mortgage Loan Schedule, notwithstanding foreclosure or other acquisition of title of the related Mortgaged Property.

          Mortgage Loan Purchase Agreement: That certain mortgage loan purchase and sale agreement dated as of April 1, 2002, by and between WMMSC and the Depositor, relating to the WMMSC Mortgage Loans.

          Mortgage Loan Purchase Price: The price, calculated as set forth in
Section 11.01, to be paid in connection with the purchase of the Mortgage Loans pursuant to an Optional Termination.

          Mortgage Loan Schedule: The list of Mortgage Loans (as from time to time amended by the related Seller to reflect the addition of Qualified Substitute Mortgage Loans and the purchase of Mortgage Loans pursuant to
Section 2.02 or 2.03) transferred to the Trustee as part of the Trust Fund and from time to time subject to this Agreement, attached hereto as Schedule I, setting forth the following information with respect to each Mortgage Loan and applicable Servicer by Loan Group:

          1.   the Mortgage Loan identifying number;

          2.   the Mortgagor's name;

          3. the street address of the Mortgaged Property including the state and zip code;

          4. a code indicating the type of Mortgaged Property and the occupancy status.

          5. the original months to maturity or the remaining months to maturity from the Cut-off Date, in any case based on the original amortization schedule and, if different, the maturity expressed in the same manner but based on the actual amortization schedule;

          6.   the Loan-to-Value Ratio at origination;

          7.   the Mortgage Rate as of the Cut-off Date;

          8.   the stated maturity date;

          9.   the amount of the Scheduled Payment as of the Cut-off Date;

          10.  the original principal amount of the Mortgage Loan;

          11. the principal balance of the Mortgage Loan as of the close of business on the Cut-off Date, after deduction of payments of principal due on or before the Cut-off Date whether or not collected;

          12. a code indicating the purpose of the Mortgage Loan (i.e., purchase, rate and term refinance, equity take-out refinance);

          13.  whether such Mortgage Loan has a Prepayment Penalty;

          14.  whether such Mortgage Loan is a TGIC Mortgage Loan;

          15.  the Expense Fee Rate as of the Cut-off Date;

          16. the Servicing Fee Rate and the Master Servicing Fee Rate (which may be disclosed on the Mortgage Loan Schedule in two parts identified as the servicing fee and master servicing fee or in two parts identified as the "Lender Fee" and "Mgmt Fee");

          17. whether such Mortgage Loan is a DLJMC Mortgage Loan, a WMMSC Mortgage Loan or a GreenPoint Mortgage Loan; and

          18. whether such Mortgage Loan is a GreenPoint Serviced Mortgage Loan, an Olympus Serviced Mortgage Loan, a WMMSC Serviced Mortgage Loan or a Master Serviced Mortgage Loan;

    With respect to the Mortgage Loans in the aggregate, each Mortgage Loan Schedule shall set forth the following information, as of the Cut-off
    Date:

          1.   the number of Mortgage Loans;

          2. the current aggregate principal balance of the Mortgage Loans as of the close of business on the Cut-off Date, after deduction of payments of principal due on or before the Cut-off Date whether or not collected; and

          3.   the weighted average Mortgage Rate of the Mortgage Loans.

          Mortgage Note: The original executed note or other evidence of the indebtedness of a Mortgagor under a Mortgage Loan.

          Mortgage Rate: The annual rate of interest borne by a Mortgage Note.

          Mortgaged Property: The underlying real property securing a Mortgage Loan.

          Mortgagor: The obligor on a Mortgage Note.

          Net Excess Spread: With respect to any Distribution Date and Loan Group I, a fraction, expressed as a percentage, the numerator of which is equal to the excess of (x) the Aggregate Loan Group Balance for the immediately preceding Distribution Date, multiplied by the Net WAC Rate for such Loan Group over (y) the Interest Remittance Amount for such Loan Group for such Distribution Date, and the denominator of which is an amount equal to the Aggregate Loan Group Balance for the immediately preceding Distribution Date, divided by 12.

          Net Funds Cap: For any Distribution Date and Loan Group I, will be the annual rate equal to a fraction, expressed as a percentage, the numerator of which is the product of (1) the Interest Remittance Amount for such Distribution Date, less the Group II Excess Interest Amount for that Distribution Date and (2) 12, and the denominator of which is the Aggregate Loan Balance for the immediately preceding Distribution Date (or, in the case of the first Distribution Date, the Aggregate Loan Balance as of the Cut-off
Date) multiplied by, in the case of the Class I-A-1 Certificates, a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Accrual Period.

          Net Liquidation Proceeds: With respect to any Liquidated Mortgage Loan, the excess of the related Liquidation Proceeds over the sum of Liquidation Expenses, Expense Fees and unreimbursed Advances and Servicing Advances.

          Net Mortgage Rate: As to each Mortgage Loan, and at any time, the per annum rate equal to the Mortgage Rate for such Mortgage Loan less the related Expense Fee Rate.

          Net WAC Cap: For any Distribution Date prior to the November 2004 Distribution Date, a per annum rate equal to (a) the Net Funds Cap minus (b) the Pass-Through Rate on the Class I-A-IO Certificates multiplied by (i) a fraction, the numerator of which is the Class I-A-IO Notional Amount immediately prior to such Distribution Date and the denominator of which is the Aggregate Loan Group Balance for the immediately preceding Distribution Date (or, in the case of the first Distribution Date, the Aggregate Loan Group Balance as of the Cut-off Date) and (ii) in the case of Class I-A-1 Certificates, a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Accrual Period. For any Distribution Date on or after the November 2004 Distribution Date, a per annum rate equal to the Net Funds Cap.

          Net WAC Rate: As to any Distribution Date and Loan Group I, a rate equal to the weighted average of the Net Mortgage Rates on the Mortgage Loans in such Loan Group as of the second preceding Due Date after giving effect to payments due on such Due Date, whether or not received, weighted on the basis of the Stated Principal Balances as of such date. In addition, for any purpose for which the Net WAC Rate is calculated, the interest rate on the Mortgage Loans shall be appropriately adjusted to account for the difference between any counting convention used with respect to the Mortgage Loans and any counting convention used with respect to a REMIC regular interest.

          Net Prepayment Interest Shortfall: For any Distribution Date and Loan Group II, the amount by which the aggregate of Prepayment Interest Shortfalls for Loan Group II during the related Prepayment Period exceeds the Compensating Interest Payment for such Distribution Date.

          1933 Act: The Securities Act of 1933, as amended.

          Nonrecoverable Advance: Any portion of an Advance or Servicing Advance previously made or proposed to be made by the Master Servicer or a Servicer that, in the good faith judgment of the Master Servicer or a Servicer, will not be ultimately recoverable by the

Master Servicer or a Servicer from the related Mortgagor, related Liquidation Proceeds or otherwise.

          Notional Amount Certificates: As set forth in the Preliminary
Statement.

          Offered Certificates: As set forth in the Preliminary Statement.

          Officer's Certificate: A certificate signed by the Chairman of the Board, any Vice Chairman of the Board, the President, an Executive Vice President, Senior Vice President, a Vice President, or other authorized officer, the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Depositor, the Sellers, the Master Servicer, the Servicers, the Special Servicer, a Sub-Servicer, the Trustee or the Trust Administrator, as the case may be, and delivered to the Depositor, the Sellers, the Master Servicer, the Special Servicer, the Servicers, the Trustee or the Trust Administrator, as required by this Agreement.

          Olympus: Olympus Servicing, L.P., a Delaware limited partnership, and its successors and assigns.

          Olympus Serviced Mortgage Loans: The Mortgage Loans identified as such on the Mortgage Loan Schedule, for which Olympus is the applicable Servicer, and if Olympus is the Special Servicer, any Special Serviced Mortgage Loans.

          Opinion of Counsel: A written opinion of counsel, who may be counsel for the Depositor, the Master Servicer or a Servicer, reasonably acceptable to the Trustee and the Trust Administrator. With respect to the definition of Eligible Account in this Article I and Sections 2.05 and 7.04 hereof and any opinion dealing with the qualification of the REMIC or compliance with the REMIC Provisions, such counsel must (i) in fact be independent of the Depositor, the Master Servicer and such Servicer, (ii) not have any direct financial interest in the Depositor, the Master Servicer or such Servicer or in any affiliate of either of them and (iii) not be connected with Depositor, the Master Servicer or such Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

          Optional Termination: The purchase of the Mortgage Loans in either Loan Group pursuant to Section 11.01.

          Optional Termination Date: As defined in Section 11.01.

          OTS: The Office of Thrift Supervision.

          Outsourcer: As defined in Section 3.02.

          Overcollateralization Amount: For any Distribution Date, an amount equal to the amount, if any, by which (x) the Aggregate Loan Group Balance for such Distribution Date exceeds (y)the aggregate Class Principal Balance of the Group I Certificates after giving effect to payments on such Distribution Date.

          Overcollateralization Deficiency: For any Distribution Date, the amount, if any, by which (x) the Targeted Overcollateralization Amount for such Distribution Date exceeds (y) the Overcollateralization Amount for such Distribution Date, calculated for this purpose after giving effect to the reduction on such Distribution Date of the aggregate Class Principal Balance of the Group I Certificates resulting from the payment of the Principal Payment Amount on such Distribution Date, but prior to allocation of any Applied Loss Amount on the Group I Certificates on such Distribution Date.

          Overcollateralization Release Amount: For any Distribution Date, an amount equal to the lesser of (x) the related Principal Remittance Amount for such Distribution Date and (y) the amount, if any, by which (1) the Overcollateralization Amount for such date, calculated for this purpose on the basis of the assumption that 100% of the aggregate of the related Principal Remittance Amount for such date is applied on such date in reduction of the aggregate of the Class Principal Balances of the Group I Certificates exceeds
(2) the Targeted Overcollateralization Amount for such date.

          Participant: A broker, dealer, bank, other financial institution or other Person for whom DTC effects book-entry transfers and pledges of securities deposited with DTC.

          Pass-Through Entity: (a) a regulated investment company described in
Section 851 of the Code, a real estate investment trust described in Section 856 of the Code, a common trust fund or an organization described in Section 1381(a) of the Code, (b) any partnership, trust or estate or (c) any person holding a Class A Certificate as nominee for another person.

          Pass-Through Rate: For any interest-bearing Class of Certificates, the per annum rate set forth or calculated in the manner described in the Preliminary Statement. Interest on the Certificates will be computed on the basis of a 360-day year comprised of twelve 30-day months.

          Payahead: Any Scheduled Payment intended by the related Mortgagor to be applied in a Collection Period subsequent to the Collection Period in which such payment was received.

          Payoff: Any payment of principal on a Mortgage Loan equal to the entire outstanding Stated Principal Balance of such Mortgage Loan, if received in advance of the last scheduled Due Date for such Mortgage Loan and accompanied by an amount of interest equal to accrued unpaid interest on the Mortgage Loan to the date of such payment-in-full.

          Payoff Earnings: For any Distribution Date with respect to a WMMSC Serviced Mortgage Loan, on which Payoff was received by WMMSC during the related Prepayment Period, the aggregate of the interest earned by WMMSC from investment of each such Payoff from the date of receipt of such Payoff until the Business Day immediately preceding the related Distribution Date (net of investment losses).

          Payoff Interest: For any Distribution Date with respect to each WMMSC Serviced Mortgage Loan for which a Payoff was received on or after the first calendar day of the month of such Distribution Date and before the 15th calendar day of such month, an amount of interest thereon at the applicable Net Mortgage Rate from the first day of such month through the day of receipt thereof; to the extent (together with Payoff Earnings and the portion of the aggregate Servicing Fee described in clause (i) of the definition of Compensating Interest Payment payable to WMMSC) not required to be distributed as a Compensating Interest Payment on such

Distribution Date, Payoff Interest shall be payable to WMMSC as additional servicing compensation.

          Percentage Interest: As to any Certificate, either the percentage set forth on the face thereof or equal to the percentage obtained by dividing the Denomination of such Certificate by the aggregate of the Denominations of all Certificates of the same Class.

          Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government, or any agency or political subdivision thereof.

          Physical Certificates: As set forth in the Preliminary Statement.

          Premium Rate Mortgage Loans: The Group II Mortgage Loans having Net Mortgage Rates in excess of 7.00%.

          Prepayment Interest Shortfall: As to any Mortgage Loan, Distribution Date and Principal Prepayment (other than a Payoff on a WMMSC Serviced Mortgage Loan, during the period from and including the first day to and including the 14th day of the month of such Distribution Date) received during the related Prepayment Period, the difference between (i) one full month's interest at the applicable Mortgage Rate (giving effect to any applicable Relief Act Reduction, Debt Service Reduction and Deficient Valuation), as reduced by the Servicing Fee Rate and Master Servicing Fee Rate, on the outstanding principal balance of such Mortgage Loan immediately prior to such prepayment and (ii) the amount of interest actually received with respect to such Mortgage Loan in connection with such Principal Prepayment.

          Prepayment Penalty: With respect to any Mortgage Loan, any penalty required to be paid if the Mortgagor prepays such Mortgage Loan as provided in the related Mortgage Note or Mortgage.

          Prepayment Period: With respect to each Distribution Date and each Payoff with respect to a WMMSC Serviced Mortgage Loan, the related "Prepayment Period" will commence on the 15th day of the month preceding the month in which the related Distribution Date occurs (or, in the case of the first Distribution Date, commencing on the Cut-off Date) and will end on the 14th day of the month in which such Distribution Date occurs. With respect to each Distribution Date and each Payoff with respect to any other Mortgage Loans and all Curtailments, the related "Prepayment Period" will be the calendar month preceding the month in which the related Distribution Date occurs.

          Principal Payment Amount: For any Distribution Date and Loan Group I, an amount equal to the Principal Remittance Amount for such date minus the Overcollateralization Release Amount, if any, for such date.

          For any Distribution Date and Loan Group II, the sum of (i) the principal portion of the Scheduled Payments on the Group II Mortgage Loans due on the related Due Date, (ii) the principal portion of purchase proceeds received with respect to any Group II Mortgage Loan which was purchased as permitted or required by this Agreement during the prior calendar month and
(iii) any other unscheduled payments of principal which were received on the Group II

Mortgage Loans during the prior calendar month, other than Principal Prepayments or Liquidation Principal.

          Principal Prepayment: Any payment of principal on a Mortgage Loan which constitutes a Payoff or Curtailment.

          Principal Prepayment Amount: For any Distribution Date and Loan Group II, the sum of all Principal Prepayments relating to the Group II Mortgage Loans which were received during the related Prepayment Period.

          Principal Remittance Amount: For any Distribution Date and Loan Group I, an amount equal to the sum of (1) all principal collected (other than Payaheads) or advanced in respect of Scheduled Payments on the Group I Mortgage Loans during the related Collection Period (less unreimbursed Advances, Servicing Advances and other amounts due to the Servicers, the Trustee, the Master Servicer and the Trust Administrator with respect to the Group I Mortgage Loans, to the extent allocable to principal) and the principal portion of Payaheads previously received and intended for application in the related Collection Period, (2) all Principal Prepayments received during the related Prepayment Period, (3) the outstanding principal balance of each Mortgage Loan that was repurchased by the Master Servicer, a Seller, or a Servicer or purchased by Olympus, during the related Collection Period, (4) the portion of any Substitution Adjustment Amount paid with respect to any Deleted Mortgage Loans during the related Collection Period allocable to principal and (5) all Net Liquidation Proceeds and any other recoveries (net of unreimbursed Advances, Servicing Advances and other expenses, to the extent allocable to principal) collected with respect to the Group I Mortgage Loans during the related Collection Period, to the extent allocable to principal.

          Private Certificates: As set forth in the Preliminary Statement.

          Pro Rata Allocation: With respect to Excess Losses, the allocation of the principal portion of such losses to all Class of Group II Certificates (other than the Class II-P Certificates and the Class II-X Certificates), pro rata according to their respective Class Principal Balances in reduction thereof, and the allocation of the interest portion of such losses to all Classes of Group II Certificates (other than the Class II-P Certificates), pro rata according to the amount of interest accrued but unpaid on each such Class, in reduction thereof, and then to such Classes (other than the Class II-P Certificates and Notional Amount Certificates), pro rata according to their respective Class Principal Balances in reduction thereof.

          Pro Rata Share: As to any Distribution Date and the Class II-B-1, Class II-B-2, Class II-B-3, Class II-B-4, Class II-B-5 and Class II-B-6 Certificates, the portion of the Group II Subordinate Principal Distribution Amount allocable to such Class, equal to the product of the Group II Subordinate Principal Distribution Amount on such Distribution Date and a fraction, the numerator of which is the related Class Principal Balance of such Class and the denominator of which is the aggregate of the Class Principal Balances of the Group II Subordinate Certificates.

          Prospectus: The Prospectus, dated March 26, 2002, relating to the offering by the Depositor from time to time of its CSFB Mortgage-Backed Pass-Through Certificates (Issuable in Series) in the form in which it was or will be filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the 1933 Act with respect to the offer and sale of the offered certificates.

          Prospectus Supplement: The Prospectus Supplement, dated April 29, 2002, relating to the offering of the Offered Certificates in the form in which it was or will be filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the 1933 Act with respect to the offer and sale of the offered certificates.

          Purchase Price: With respect to any Mortgage Loan required to be purchased by a Seller pursuant to Section 2.02 or 2.03 or purchased at the option of the Special Servicer pursuant to Section 3.11(g), the sum of (i) 100% of the unpaid principal balance of the Mortgage Loan on the date of such purchase, (ii) accrued and unpaid interest on the Mortgage Loan at the applicable Mortgage Rate (reduced by the related Servicing Fee Rate, if the purchaser is also the Servicer thereof) from the date through which interest was last paid by the Mortgagor to the Due Date in the month in which the Purchase Price is to be distributed to Certificateholders and (iii) in the case of a Mortgage Loan purchased by a Seller, the amount of any unreimbursed Servicing Advances made by a Servicer, other than such Seller, with respect to such Mortgage Loan or, in the case of a Mortgage Loan purchased by the Special Servicer, any unreimbursed Servicing Advances payable to any Servicer other than Olympus. With respect to any Mortgage Loan required or allowed to be purchased, the related Servicer or the related Seller, as applicable, shall deliver to the Trustee and the Trust Administrator an Officer's Certificate as to the calculation of the Purchase Price.

          Qualified Insurer: A mortgage guaranty insurance company duly qualified as such under the laws of the state of its principal place of business and each state having jurisdiction over such insurer in connection with the insurance policy issued by such insurer, duly authorized and licensed in such states to transact a mortgage guaranty insurance business in such states and to write the insurance provided by the insurance policy issued by it, approved as a FNMA- or FHLMC-approved mortgage insurer or having a claims paying ability rating of at least "AA" or equivalent rating by a nationally recognized statistical rating organization. Any replacement insurer with respect to a Mortgage Loan must have at least as high a claims paying ability rating as the insurer it replaces had on the Closing Date.

          Qualified Substitute Mortgage Loan: A Mortgage Loan substituted by a Seller for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in a Request for Release, substantially in the form of Exhibit M (i) have a Stated Principal Balance, after deduction of the principal portion of the Scheduled Payment due in the month of substitution (or, in the case of a substitution of more than one mortgage loan for a Deleted Mortgage Loan, an aggregate principal balance), not in excess of, and not more than 10% less than the Stated Principal Balance of the Deleted Mortgage Loan; (ii) be accruing interest at a rate no lower than and not more than 1% per annum higher than, that of the Deleted Mortgage Loan; (iii) have a Loan-to-Value Ratio no higher than that of the Deleted Mortgage Loan; (iv) have a remaining term to maturity no greater than (and not more than one year less than that of) the Deleted Mortgage Loan; and (v) comply with each representation and warranty set forth in Section 2.03(b).

          Rating Agency: Moody's or S&P, or any successor to either of them.

          Ratings: As of any date of determination, the ratings, if any, of the Certificates as assigned by the Rating Agencies.

          Realized Loss: With respect to any Mortgage Loan, (1) with respect to each Liquidated Mortgage Loan, an amount (not less than zero or more than the Stated Principal Balance of the Mortgage Loan) as of the date of such liquidation, equal to (i) the Stated Principal Balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus (ii) interest at the applicable Net Mortgage Rate from the related Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the related Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Mortgage Loan from time to time, minus (iii) the Net Liquidation Proceeds, if any, received during the month in which such liquidation occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Liquidated Mortgage Loan; (2) for any Mortgage Loan subject to a Deficient Valuation, the excess of the Stated Principal Balance of that Mortgage Loan over the principal amount as reduced in connection with the proceedings resulting in the Deficient Valuation; or (3) for any Debt Service Reduction Mortgage Loan, the present value of all monthly Debt Service Reductions on the Mortgage Loan, assuming that the mortgagor pays each Scheduled Payment on the applicable Due Date and that no Principal Prepayments are received on the Mortgage Loan, discounted at the applicable Mortgage Rate.

          Record Date: With respect to any Distribution Date and the Certificates other than the LIBOR Certificates held in Book-Entry Form, the close of business on the last Business Day of the month preceding the month in which the applicable Distribution Date occurs. With respect to the LIBOR Certificates that are not Physical Certificates and any Distribution Date, the close of business on the Business Day immediately preceding such Distribution Date; provided, however, that following the date on which Definitive Certificates for a Class of LIBOR Certificates are available pursuant to
Section 6.09, the Record Date shall be the close of business on the last Business Day of the calendar month immediately preceding the month of such Distribution Date.

          Reference Bank Rate: As to any Accrual Period relating to the LIBOR Certificates as follows: the arithmetic mean (rounded upwards, if necessary, to the nearest one sixteenth of a percent) of the offered rates for United States dollar deposits for one month which are offered by the Reference Banks as of 11:00 A.M., London time, on the Interest Determination Date prior to the first day of such Accrual Period to prime banks in the London interbank market for a period of one month in amounts approximately equal to the aggregate Class Principal Balance of the LIBOR Certificates; provided that at least two such Reference Banks provide such rate. If fewer than two offered rates appear, the Reference Bank Rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Trust Administrator after consultation with DLJMC, as of 11:00 A.M., New York City time, on such date for loans in U.S. Dollars to leading European banks for a period of one month in amounts approximately equal to the aggregate Class Principal Balance of the LIBOR Certificates. If no such quotations can be obtained, the Reference Bank Rate shall be the Reference Bank Rate applicable to the preceding Accrual Period.

          Reference Banks: Three major banks that are engaged in the London interbank market, selected by the Trust Administrator after consultation with DLJMC.

          Registration Statement: That certain registration statement on Form S-3, as amended (Registration No. 333-77054), relating to the offering by the Depositor from time to time of its CSFB Mortgage-Backed Pass-Through Certificates (Issuable in Series) as heretofore declared effective by the Securities and Exchange Commission.

          Regular Certificates: All of the Certificates other than the Class AR Certificates.

          Relief Act: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

          Relief Act Reductions: With respect to any Distribution Date and any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Relief Act, the amount, if any, by which (i) interest collectible on such Mortgage Loan for the most recently ended calendar month is less than (ii) interest accrued thereon for such month pursuant to the Mortgage Note.

          REMIC: A "real estate mortgage investment conduit", within the meaning of Section 860D of the Code. Reference herein to REMIC refers to the Master REMIC and the Subsidiary REMIC, as the context requires.

          REMIC Election: An election, for federal income tax purposes, to treat certain assets as a REMIC.

          REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time.

          REO Property: A Mortgaged Property acquired by the Trust Fund through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

          Required Basis Risk Reserve Fund Deposit: With respect to any Distribution Date on which the Net Excess Spread is less than 0.25%, the excess of (i) the greater of (a) $10,000 and (b) product of 0.50% and the Aggregate Loan Group Balance for such Distribution Date over (ii) the amount of funds on deposit in the Basis Risk Reserve Fund prior to deposits thereto on such Distribution Date. With respect to any Distribution Date on which the Net Excess Spread is equal to or greater than 0.25%, the excess of (i) $5,000 over (ii) the amount of funds on deposit in the Basis Risk Reserve Fund prior to deposits thereto on such Distribution Date.

          Required Basis Risk Reserve Fund Amount: With respect to any Distribution Date on which the Net Excess Spread is less than 0.25%, the greater of (a) $10,000 and (b) the product of 0.50% and the Aggregate Loan Group Balance for such Distribution Date. With respect to any Distribution Date on which the Net Excess Spread is equal to or greater than 0.25%, $5,000.

          Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy that is required to be maintained from time to time under this Agreement in respect of such Mortgage Loan or the related Mortgaged Property.

          Residual Certificates: The Class AR Certificates.

          Responsible Officer: When used with respect to the Trustee or the Trust Administrator, shall mean any officer within the corporate trust department of the Trustee or the Trust Administrator, respectively, including any Assistant Vice President, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer, any Trust Officer or any other officer of the Trustee or the Trust Administrator customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

          Rolling Three Month Delinquency Rate: For any Distribution Date will be the fraction, expressed as a percentage, equal to the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

          Rule 144A: Rule 144A under the 1933 Act, as in effect from time to time.

          S&P: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

          Scheduled Final Distribution Date: The Distribution Date in April
2032.

          Scheduled Payment: The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan pursuant to the terms of the related Mortgage Note Loan.

          Sellers: DLJMC, WMMSC and GreenPoint.

          Senior Certificates: As set forth in the Preliminary Statement.

          Senior Principal Payment Amount: For any applicable distribution date, an amount equal to the excess (if any) of (x) the Class Certificate Balance of the Group I Senior Certificates (other than the Class I-A-IO Certificates) immediately prior to such distribution date over (y) the difference between (a) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) and (b) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) multiplied by the sum of (A) 8.00% and (B) the Current Specified Overcollateralization Percentage.

          Servicers: GreenPoint, Olympus and WMMSC, and any successor in interest thereto or any successor servicer appointed as provided herein.

          Servicer Employee: As defined in Section 3.18.

          Servicer Mortgage File: All documents pertaining to a Mortgage Loan not required to be included in the Trustee Mortgage File and held by the Master Servicer or the related Servicer or any Sub-Servicer.

          Servicing Advance: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in the performance by a Servicer or the Master Servicer of its servicing obligations, including, but not limited to, the cost (including reasonable attorneys' fees and disbursements) of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) compliance with the obligations under Section 3.11 and any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property (including default management and similar services, appraisal services and real estate broker services); (iv) any expenses incurred by a Servicer or the Master Servicer in connection with obtaining an environmental inspection or review pursuant to the second paragraph of Section 3.11(a) and (v) compliance with the obligations under
Section 3.09.

          Servicing Fee: As to each Mortgage Loan and any Distribution Date, an amount equal to one month's interest at the Servicing Fee Rate on the Stated Principal Balance of such Mortgage Loan as of the Due Date in the month of such Distribution Date (prior to giving effect to any Scheduled Payments due on such Mortgage Loan on such Due Date), subject to reduction as provided in Section 3.14.

          Servicing Fee Rate: As to each Mortgage Loan, the per annum rate set forth on the related Mortgage Loan Schedule.

          Servicing Officer: Any officer of the Master Servicer or a Servicer involved in, or responsible for, the administration and servicing of the related Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee and the Trust Administrator by the Master Servicer or by a Servicer on the Closing Date pursuant to this Agreement, as such list may from time to time be amended and delivered to the Trustee and Trust Administrator.

          Special Event of Default: An Event of Default under Section 8.01(b) which arises solely from the cumulative effect of a breach or breaches by WMMSC of its agreements as set forth in clauses (i)(x) through (z), inclusive, of the first paragraph of Section 2.07(g).

          Special Hazard Loss: A Realized Loss (or portion thereof) with respect to a Mortgage Loan arising from any direct physical loss or damage to a Mortgaged Property (including any Realized Loss due to the presence or suspected presence of hazardous wastes or substances on mortgaged property) which is not covered by a standard hazard maintenance policy with extended coverage or by a flood insurance policy, if applicable (or which would not have been covered by such a policy had such a policy been maintained), which is caused by or results from any cause except: (i) wear and tear, deterioration, rust or corrosion, mold, wet or dry rot, inherent vice or latent defect, animals, birds, vermin, insects; (ii) settling, subsidence, cracking, shrinkage, bulging or expansion of pavements, foundations, walls, floors, roofs or ceilings; (iii) errors in design, faulty workmanship or faulty materials, unless the collapse of the property or part thereof ensues and then only for the ensuing loss; (iv) nuclear or chemical reaction or nuclear radiation or radioactive or chemical contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote; (v) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack (a) by any government of sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces, (b) by military, naval or air forces, or (c) by an agent of any such government, power, authority or forces; (vi) any weapon of war employing atomic fission or radioactive force whether in time of peace or war; or (vii) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority, or risks of contraband or illegal transportation or trade.

          Special Hazard Loss Coverage Amount: With respect to the Group II Subordinate Certificates, as of the Closing Date, $3,998,025 subject to reduction from time to time, to be an amount equal on any Distribution Date to the lesser of (a) the greatest of (i) 1% of the aggregate of the principal balances of the Group II Mortgage Loans, (ii) twice the principal balance of the largest Group II Mortgage Loan and (iii) the aggregate principal balances of the Group II Mortgage Loans secured by Mortgaged Properties located in the single California postal zip code area having the highest aggregate principal balance of any such zip code area and (b) the Special Hazard Loss Coverage Amount as of the closing date less the amount, if any, of losses attributable to Special Hazard Mortgage Loans incurred since the closing date. All principal balances for the purpose of this definition will be calculated as of the first day of the month preceding such Distribution Date after giving effect to scheduled installments of principal and interest on the Mortgage Loans then due, whether or not paid.

          Special Hazard Loss Coverage Termination Date: The date on which the Special Hazard Loss Coverage Amount is reduced to zero.

          Special Servicer: Olympus Servicing, L.P., and its successors and permitted assigns.

          Special Serviced Mortgage Loan: The Mortgage Loans for which the Special Servicer acts as servicer pursuant to Section 3.19.

          Standard Hazard Policy: Each standard hazard insurance policy or replacement therefor referred to in Section 3.09.

          Startup Day: The Closing Date.

          Stated Principal Balance: As to any Mortgage Loan and date of determination, the principal balance of such Mortgage Loan as of the Cut-off Date, after application of the principal portion of all Scheduled Payments due on or before the Cut-off Date, whether or not received, minus the sum of (i) all amounts allocable to principal that have been distributed to Certificateholders with respect to such Mortgage Loan on or before that date of determination and (ii) any Realized Losses on such Mortgage Loan that have been allocated to one or more Classes of Certificates on or before that date of determination.

          Stepdown Date: The date occurring on the earlier of (i) the Distribution Date on which the Class Principal Balance of each of the Group I Senior Certificates has been reduced to zero and (ii) the later of (x) the Distribution Date in May 2005 and (y) the first Distribution Date on which the sum of the aggregate Class Principal Balance of the Class I-M-1, Class I-M-2 and Class I-B Certificates divided by the aggregate Stated Principal Balance of the Group I Mortgage Loans as of the last day of the related Due Period (calculated for this purpose after giving effect to payments or other recoveries in respect of the Group I Mortgage Loans during the related Collection Period but before giving effect to payments on the Group I Certificates on such Distribution Date) is greater than or equal to 8.00%.

          Stripped Interest Rate: For each Premium Rate Mortgage Loan, the excess of the Net Mortgage Rate for such Mortgage Loan over 7.50% per annum.

          Subordinate Certificates: As set forth in the Preliminary Statement.

          Subordination Level: On any Distribution Date for any Class of Group II Subordinate Certificates, the percentage obtained by dividing the sum of the Class Principal Balances of all Classes of Group II Subordinate Certificates which are subordinate in right of payment to that Class by the Class Principal Balances of all Group II Certificates, in each case immediately prior to that Distribution Date.

          Subsidiary REMIC 1: As described in the Preliminary Statement.

          Subsidiary REMIC 2: As described in the Preliminary Statement.

          Subsidiary REMIC Regular Interest: Any one of the "regular interests" in either Subsidiary REMIC 1 or Subsidiary REMIC 2 as described in the Preliminary Statement.

          Substitution Adjustment Amount: As defined in Section 2.03.

          Sub-Servicer: Any other entity with respect to any Mortgage Loan under any Sub-Servicing Agreement applicable to such Mortgage Loan and any successors and assigns under such Sub-Servicing Agreement.

          Sub-Servicing Agreement: Any servicing agreement between the Master Servicer or a Servicer and a Sub-Servicer pursuant to which the Master Servicer or a Servicer delegates any of its servicing responsibilities with respect to any of the Mortgage Loans.

          Subordinate Certificates: As specified in the Preliminary Statement.

          Targeted Overcollateralization Amount: For any Distribution Date prior to the Stepdown Date, 0.50% of the Aggregate Loan Group Balance as of the Cut-off Date; with respect to any Distribution Date on or after the Stepdown Date and with respect to which a Trigger Event has not occurred, the greater of (a) 1.00% of the Aggregate Loan Group Balance for such Distribution Date, or (b) 0.50% of the Aggregate Loan Group Balance as of the Cut-off Date; with respect to any Distribution Date on or after the Stepdown Date with respect to which a Trigger Event has occurred and is continuing, the Targeted Overcollateralization Amount for the Distribution Date immediately preceding such Distribution Date.

          Tax Matters Person: The person designated as "tax matters person" in the manner provided under Treasury regulation ss. 1.860F-4(d) and temporary Treasury regulation ss. 301.6231(a)(7)-1T. Initially, the Tax Matters Person shall be the Trust Administrator.

          Telerate Page 3750: The display designated as page 3750 on Bridge Telerate Service (or such other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates of major banks).

          TGIC: Triad Guaranty Insurance Corporation, an Illinois corporation.

          TGIC Fee: As to each TGIC Mortgage Loan and any Distribution Date, an amount equal to one month's interest at the TGIC Fee Rate on the Stated Principal Balance of such TGIC Mortgage Loan as of the Due Date in the month of such Distribution Date (prior to giving effect to any Scheduled Payment due on such TGIC Mortgage Loan on such Due Date).

          TGIC Fee Rate: With respect to each TGIC Mortgage Loan, the per annum rate equal to 55 basis points.

          TGIC Mortgage Loan: Each Group II Mortgage Loan covered by the TGIC Policy as identified on the Mortgage Loan Schedule.

          TGIC Policy: The mortgage guaranty insurance policy issued by TGIC, the form of which is attached as Exhibit T.

          Transferee Affidavit and Agreement: As defined in Section
6.02(g)(i)(B).

          Trigger Event: A Trigger Event will occur for any Distribution Date if the Rolling Three Month Delinquency Rate as of the last day of the related Collection Period equals or exceeds 6.50%.

          Trust Administrator: JPMorgan Chase Bank, a New York banking corporation, not in its individual capacity, but solely in its capacity as trust administrator for the benefit of the Certificateholders under this Agreement, and any successor thereto, as provided herein.

          Trust Fund: The corpus of the trust created by this Agreement consisting of (a) the Mortgage Loans listed in the Mortgage Loan Schedule, including all interest and principal received or receivable by the Depositor on or with respect to the Mortgage Loans after the Cut-off Date, but not including payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-off Date, together with the Mortgage Files relating to the Mortgage Loans, (b) REO Property, (c) the Collection Account, the Certificate Account, the Basis Risk Reserve Fund and all amounts deposited therein pursuant to the applicable provisions of this Agreement, (d) any insurance policies with respect to the Mortgage Loans, including the TGIC Policy, (e) the Depositor's rights under the Assignment and Assumption Agreement, (f) the Depositor's rights under the Mortgage Loan Purchase Agreement and (g) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property.

          Trust Receipt and Final Certification: As defined in Section
2.02(a).

          Trust Receipt and Initial Certification: As defined in Section
2.02(a).

          Trustee: Bank One, National Association, a national banking association, not in its individual capacity, but solely in its capacity as trustee for the benefit of the Certificateholders under this Agreement, and any successor thereto, as provided herein.

          Trustee Mortgage File: The mortgage documents listed in Section 2.01 hereof pertaining to a particular Mortgage Loan and any additional documents required to be added to the Trustee Mortgage File pursuant to this Agreement.

          Underwriter's Exemption: Prohibited Transaction Exemption 2000-58, 65 Fed. Reg. 67765 (2000), as amended (or any successor thereto), or any substantially similar administrative exemption granted by the U.S. Department of Labor.

          U.S. Person: A citizen or resident of the United States, a corporation, partnership or other entity treated as a corporation or partnership for federal income tax purposes created or organized in, or under the laws of, the United States, any State thereof or the District of Columbia, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

          Voting Rights: The portion of the voting rights of all the Certificates that is allocated to any Certificate for purposes of the voting provisions of this Agreement. At all times during the term of this Agreement, 95% of all Voting Rights shall be allocated among the Holders of the Certificates, except for the Class I-X, Class I-A-IO, Class II-X, Class I-PP, Class II-PP and Class AR Certificates. The portion of such 95% Voting Rights allocated to each of the Certificates, except for the Class I-X, Class I-A-IO, Class II-X, Class I-PP, Class II-PP and Class AR Certificates, shall be based on the fraction, expressed as a percentage, the numerator of which is the aggregate Class Principal Balance then outstanding and the denominator of which is the Class Principal Balance of all Classes then outstanding. The Class I-X, Class I-A-IO, Class I-PP, Class II-PP and Class II-X Certificates shall each be allocated 1% of the Voting Rights. Voting Rights shall be allocated among the Certificates within each such Class (other than the Class II-X Certificates, which has only one certificate) in proportion to their respective outstanding Class Principal Balances or Class Notional Amounts, as applicable. The Class AR Certificates shall have no Voting Rights.

          WMMSC: Washington Mutual Mortgage Securities Corp., a Delaware corporation, and its successors and assigns.

          WMMSC Mortgage Loans: The Mortgage Loans identified as such on the Mortgage Loan Schedule, for which WMMSC is the applicable Seller.

          WMMSC Serviced Mortgage Loans: The Mortgage Loans identified as such on the Mortgage Loan Schedule, for which WMMSC is the applicable Servicer.

                                  ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                        REPRESENTATIONS AND WARRANTIES

          SECTION 2.01 Conveyance of Trust Fund.

          (a) The Depositor hereby sells, transfers, assigns, delivers, sets over and otherwise conveys to the Trustee for the benefit of the Certificateholders, without recourse, the Depositor's right, title and interest in and to (a) the Mortgage Loans listed in the Mortgage Loan Schedule, including all interest and principal received or receivable by the Depositor on or with respect to the Mortgage Loans after the Cut-off Date, but not including payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-off Date, together with the Mortgage Files relating to the Mortgage Loans, (b) REO Property, (c) the Collection Account, the Certificate Account, the Basis Risk Reserve Fund, and all amounts deposited therein pursuant to the applicable provisions of this Agreement, (d) any insurance policies with respect to the Mortgage Loans, including the TGIC Policy, (e) the Depositor's rights under the Assignment and Assumption Agreement, (f) the Depositor's rights under the Mortgage Loan Purchase Agreement and (g) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property. In addition, on or prior to the Closing Date, the Depositor shall cause TGIC to deliver the TGIC Policy to the Trustee.

          (b) In connection with the transfer and assignment set forth in clause (a) above, the Depositor has delivered or caused to be delivered to the Trustee or a Custodian for the benefit of the Certificateholders, the documents and instruments with respect to each Mortgage Loan as assigned:

          (i) (A) the original Mortgage Note bearing all intervening endorsements and including any riders to the Mortgage Note, endorsed "Pay to the order of ________________, without recourse" and signed in the name of the last named endorsee by an authorized officer or (B) with respect to any Lost Mortgage Note, a lost note affidavit and indemnity from the related Seller stating that the original Mortgage Note was lost or destroyed, (together with a copy of such Mortgage Note, if available) and indemnifying the Trust Fund against any loss, cost or liability resulting from the failure to deliver the original Mortgage Note;

          (ii) the original of any guarantee executed in connection with the Mortgage Note (if any);

         (iii) the original Mortgage with evidence of recording thereon, or copies certified by the related recording office or if the original Mortgage has not yet been returned from the recording office, a copy certified by or on behalf of the related Seller indicating that such Mortgage has been delivered for recording. The return directions for the original Mortgage should indicate, when recorded, mail to the related Seller;

          (iv) the originals of all assumption, modification, consolidation or extension agreements, (or, if an original of any of these documents has not been returned from the recording office, a copy thereof certified by or on behalf of the related Seller, the original to be delivered to the related Seller forthwith after return from such recording office) with evidence of recording thereon, if any;

          (v) the original Assignment of Mortgage as appropriate, in recordable form, for each Mortgage Loan from the last assignee assigned in blank;

          (vi) the originals of any intervening recorded Assignments of Mortgage, showing a complete chain of assignment from origination to the last assignee, including warehousing assignments, with evidence of recording thereon (or, if an original intervening Assignment of Mortgage has not been returned from the recording office, a copy thereof certified by or on behalf of the related Seller, the original to be delivered to the Trustee forthwith after return from such recording office); and

          (vii)the original mortgage title insurance policy, or copy of title commitment (or in appropriate jurisdictions, attorney's opinion of title and abstract of title).

          In the event the Depositor delivers to the Trustee or the Custodian certified copies of any document or instrument set forth in 2.01(b) because of a delay caused by the public recording office in returning any recorded document, the Depositor shall deliver or cause to be delivered to the Trustee or the Custodian, within 60 days of the Closing Date, an Officer's Certificate which shall (i) identify the recorded document, (ii) state that the recorded document has not been delivered to the Trustee or the Custodian due solely to a delay caused by the public recording office, and (iii) state the amount of time generally required by the applicable recording office to record and return a document submitted for recordation.

          In the event that in connection with any Mortgage Loan the Depositor cannot deliver (a) the original recorded Mortgage, (b) all interim recorded assignments or (c) the lender's title policy (together with all riders thereto) satisfying the requirements set forth above, concurrently with the execution and delivery hereof because such document or documents have not been returned from the applicable public recording office in the case of clause (a) or (b) above, or because the title policy has not been delivered to the related Seller or the Depositor by the applicable title insurer in the case of clause (c) above, the Depositor shall promptly deliver to the Trustee or the Custodian, in the case of clause (a) or (b) above, such original Mortgage or such interim assignment, as the case may be, with evidence of recording indicated thereon upon receipt thereof from the public recording office, or a copy thereof, certified, if appropriate, by the relevant recording office.

          As promptly as practicable subsequent to such transfer and assignment, and in any event, within thirty (30) days thereafter, DLJMC shall, at its expense, (i) affix or cause to be affixed the Trustee's name to each Assignment of Mortgage, as the assignee thereof, (ii) cause such assignment to be in proper form for recording in the appropriate public office for real property records within thirty (30) days after receipt thereof and (iii) cause to be delivered for recording in the appropriate public office for real property records the assignments of the Mortgages to the Trustee, except that, with respect to any assignment of a Mortgage as to which DLJMC has not received the information required to prepare such assignment in recordable form, DLJMC's obligation to do so and to deliver the same for such recording shall be as soon as practicable after receipt of such information and in any event within thirty
(30) days after the receipt thereof, and DLJMC need not cause to be recorded any assignment which relates to a Mortgage Loan in any jurisdiction under the laws of which, as evidenced by an Opinion of Counsel delivered by the Depositor (at the Depositor's expense) to the Trustee, the Trust Administrator and DLJMC, acceptable to the Rating Agencies, the recordation of such assignment is not necessary to protect the Trustee's and the Certificateholders' interest in the related Mortgage Loan.

          If any original Mortgage Note referred to in Section 2.01(b)(i) above cannot be located, the obligations of the Depositor to deliver such documents shall be deemed to be satisfied upon delivery to the Trustee or the Custodian of a photocopy of such Mortgage Note, if available, with a lost note affidavit and indemnity. If any of the original Mortgage Notes for which a lost note affidavit and indemnity was delivered to the Trustee or the Custodian is subsequently located, such original Mortgage Note shall be delivered to the Trustee or the Custodian within three Business Days.

          (c) The Trustee is authorized to appoint any bank or trust company approved by the Depositor as Custodian of the documents or instruments referred to in this Section 2.01, and to enter into a Custodial Agreement for such purpose and any documents delivered thereunder shall be delivered to the Custodian and any Officer's Certificates delivered with respect thereto shall be delivered to the Trustee and the Custodian.

          (d) It is the express intent of the parties to this Agreement that the conveyance of the Mortgage Loans by the Depositor to the Trustee as provided in this Section 2.01 be, and be construed as, a sale of the Mortgage Loans by the Depositor to the Trustee. It is, further, not the intention of the parties to this Agreement that such conveyance be deemed a pledge of the Mortgage Loans by the Depositor to the Trustee to secure a debt or other obligation of the Depositor. However, in the event that, notwithstanding the intent of the parties to this Agreement, the Mortgage Loans are held to be the property of the Depositor, or if any for any other reason this Agreement is held or deemed to create a security interest in the Mortgage Loans then (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code; (b) the conveyance provided for in this Section 2.01 shall be deemed to be a grant by the Depositor to the Trustee for the benefit of the Certificateholders of a security interest in all of the Depositor's right, title and interest in and to the Mortgage Loans and all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts, other than investment earnings, from time to time held or invested in the Certificate Account, whether in the form of cash, instruments, securities or other property; (c) the possession by the Trustee or any Custodian of such items of property and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "in possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-313 of the New York Uniform Commercial Code; and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the benefit of the Certificateholders for the purpose of perfecting such security interest under applicable law (except that nothing in this clause (d) shall cause any person to be deemed to be an agent of the Trustee for any purpose other than for perfection of such security interests unless, and then only to the extent, expressly appointed and authorized by the Trustee in writing). The Depositor and the Trustee, upon directions from the Depositor, shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement.

          SECTION 2.02 Acceptance by the Trustee.

          (a) The Trustee acknowledges receipt of the documents identified in the Trust Receipt and Initial Certification in the form annexed hereto as Exhibit K and declares that it holds and will hold such documents and the other documents delivered to it constituting the Mortgage Files, and that it holds or will hold such other assets as are included in the Trust Fund, in trust for the exclusive use and benefit of all present and future Certificateholders. The Trustee acknowledges that it will maintain possession of the Mortgage Notes in the State of Illinois or the State of Texas, unless otherwise permitted by the Rating Agencies.

          The Trustee or the Custodian agrees to execute and deliver on the Closing Date to the Depositor, the Master Servicer, each Seller, each Servicer and the Trust Administrator a Trust Receipt and Initial Certification in the form annexed hereto as Exhibit K. Based on its review and examination, and only as to the documents identified in such Trust Receipt and Initial Certification, the Trustee or the Custodian acknowledges that such documents appear regular on their face and relate to such Mortgage Loan. The Trustee or the Custodian shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded in the real estate records or that they are other than what they purport to be on their face.

          Not later than 90 days after the Closing Date, the Trustee or the Custodian shall deliver to the Depositor, the Master Servicer, each Seller and Servicer and the Trust Administrator a Trust Receipt and Final Certification in the form annexed hereto as Exhibit L, with any applicable exceptions noted thereon.

          If, in the course of such review, the Trustee or the Custodian finds any document constituting a part of a Mortgage File which does not meet the requirements of Section 2.01, the Trustee or the Custodian shall list such as an exception in the Trust Receipt and Final Certification; provided, however, that the Trustee or the Custodian shall not make any determination as to whether (i) any endorsement is sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note or (ii) any assignment is in recordable form or is sufficient to effect the assignment of and transfer to the assignee thereof under the mortgage to which the assignment relates.

          The related Seller shall promptly correct or cure such defect within 90 days from the date it was so notified of such defect and, if the related Seller does not correct or cure such defect within such period, the related Seller shall either (a) substitute for the related Mortgage

Loan a Qualified Substitute Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth in Section 2.03, or (b) purchase such Mortgage Loan from the Trustee or the Custodian within 90 days from the date the related Seller was notified of such defect in writing at the Purchase Price of such Mortgage Loan; or such longer period not to exceed 720 days from the Closing Date if the substitution or repurchase of a Mortgage Loan pursuant to this provision is required by reason of a delay in delivery of any documents by the appropriate recording office; provided, however, that a Seller shall have no liability for recording any Assignment of Mortgage in favor of the Trustee or for the Trustee's failure to record such Assignment of Mortgage, and provided, further, that no Seller shall be obligated to repurchase or cure any Mortgage Loan solely as a result of the Trustee's failure to record such Assignment of Mortgage. The Trustee shall deliver written notice to each Rating Agency within 270 days from the Closing Date indicating each Mortgage Loan (a) for which a mortgage or assignment of mortgage required to be recorded hereunder has not been returned by the appropriate recording office or (b) as to which there is a dispute as to location or status of such Mortgage Loan. Such notice shall be delivered every 90 days thereafter until the related Mortgage Loan is returned to the Trustee. Any such substitution pursuant to (a) above or purchase pursuant to (b) above shall not be effected prior to the delivery to the Trustee and the Trust Administrator of the Opinion of Counsel required by Section 2.05 hereof, if any, and any substitution pursuant to (a) above shall not be effected prior to the additional delivery to the Trustee or the Trust Administrator of a Request for Release substantially in the form of Exhibit M. No substitution is permitted to be made in any calendar month after the Determination Date for such month. The Purchase Price for any such Mortgage Loan shall be deposited by the related Seller in the Certificate Account on or prior to the Business Day immediately preceding such Distribution Date in the month following the month of repurchase and, upon receipt of such deposit and certification with respect thereto in the form of Exhibit M hereto, the Trustee or the Custodian shall release the related Mortgage File to the related Seller and shall execute and deliver at such entity's request such instruments of transfer or assignment prepared by such entity, in each case without recourse, as shall be necessary to vest in such entity, or a designee, the Trustee's interest in any Mortgage Loan released pursuant hereto.

          (b) It is understood and agreed that the obligation of each Seller to cure, substitute for or to repurchase any Mortgage Loan which does not meet the requirements of Section 2.01 shall constitute the sole remedy respecting such defect available to the Trustee, the Trust Administrator, the Depositor and any Certificateholder against such Seller.

          SECTION 2.03 Representations and Warranties of the Sellers, Master Servicer and Servicers.

          (a) Each of DLJMC, in its capacity as a Seller, CMMC, in its capacity as Master Servicer, Greenpoint, in its capacity as a Seller and a Servicer, WMMSC, in its capacity as a Seller and a Servicer and Olympus, in its capacity as a Servicer and Special Servicer hereby makes the representations and warranties applicable to it set forth in Schedule IIA, IIB, IIC, IID or IIE, as applicable hereto, and by this reference incorporated herein, to the Depositor, the Trustee and the Trust Administrator, as of the Closing Date, or if so specified therein, as of the Cut-off Date or such other date as may be specified. In addition, Greenpoint, in its capacity as a Servicer and Olympus, in its capacity as a Servicer, hereby make the representations and warranties applicable to it set forth in Schedule IIC and IIE, respectively, as applicable hereto, and by this reference incorporated herein, to the Master Servicer, as of the Closing Date, or if so specified therein, as of the Cut-off Date or such other date as may be specified.

          (b) Each of DLJMC, in its capacity as a Seller, GreenPoint, in its capacity as a Seller, and WMMSC, in its capacity as a Seller, hereby makes the representations and warranties set forth in Schedule IIIA, IIIB or IIIC applicable to the Mortgage Loans and by this reference incorporated herein, to the Depositor, the Trustee and the Trust Administrator, as of the Closing Date, or if so specified therein, as of the Cut-off Date or such other date as may be specified.

          (c) Upon discovery by any of the parties hereto of a breach of a representation or warranty made pursuant to Section 2.03(b) that materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt notice thereof to the other parties. Each Seller hereby covenants that within 90 days of the earlier of its discovery or its receipt of written notice from any party of a breach of any representation or warranty made by it pursuant to Section 2.03(b) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan sold by the related Seller to the Trust, it shall cure such breach in all material respects, and if such breach is not so cured, shall, (i) if such 90-day period expires prior to the second anniversary of the Closing Date, remove such Mortgage Loan (a "Deleted Mortgage Loan") from the Trust Fund and substitute in its place a Qualified Substitute Mortgage Loan, in the manner and subject to the conditions set forth in this Section; or (ii) repurchase the affected Mortgage Loan or Mortgage Loans from the Trustee at the Purchase Price in the manner set forth below; provided, however, that any such substitution pursuant to (i) above shall not be effected prior to the delivery to the Trustee and the Trust Administrator of the Opinion of Counsel required by Section 2.05 hereof, if any, and any such substitution pursuant to (i) above shall not be effected prior to the additional delivery to the Trustee or the Trust Administrator of a Request for Release substantially in the form of Exhibit M relating to the Deleted Mortgage Loan and the Mortgage File for any such Qualified Substitute Mortgage Loan. The related Seller shall promptly reimburse the Trustee, the Trust Administrator and the related Servicer for any actual out-of-pocket expenses reasonably incurred by the Trustee, the Trust Administrator and such related Servicer in respect of enforcing the remedies for such breach. With respect to any representation and warranties described in this Section which are made to the best of a Seller's knowledge if it is discovered by either the Depositor, the Master Servicer, any Seller, any Servicer, the Special Servicer, the Trustee or the Trust Administrator that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein, notwithstanding such Seller's lack of knowledge with respect to the substance of such representation or warranty, such inaccuracy shall be deemed a breach of the applicable representation or warranty.

          With respect to any Qualified Substitute Mortgage Loan or Loans, the related Seller shall deliver to the Trustee for the benefit of the Certificateholders the Mortgage Note, the Mortgage, the related assignment of the Mortgage, and such other documents and agreements as are required by
Section 2.01(b), with the Mortgage Note endorsed and the Mortgage assigned as required by Section 2.01. No substitution is permitted to be made in any calendar month after the Determination Date for such month. Scheduled Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the related Seller on the next succeeding Distribution Date. For the month of substitution, distributions to Certificateholders will include the monthly payment due on any Deleted Mortgage Loan for such month and thereafter the related Seller shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The related Seller shall amend the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the related Seller shall deliver the amended Mortgage Loan Schedule to the Trustee, the related Servicer and the Trust Administrator. Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects, and the related Seller shall be deemed to have made with respect to such Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the representations and warranties made pursuant to Section 2.03(b) with respect to such Mortgage Loan. Upon any such substitution and the deposit to the Collection Account of the amount required to be deposited therein in connection with such substitution as described in the following paragraph, the Trustee or the Custodian, as applicable, shall release the Mortgage File held for the benefit of the Certificateholders relating to such Deleted Mortgage Loan to the related Seller and shall execute and deliver at the related Seller's direction such instruments of transfer or assignment prepared by the related Seller, in each case without recourse, as shall be necessary to vest title in the related Seller, or its designee, the Trustee's interest in any Deleted Mortgage Loan substituted for pursuant to this Section 2.03.

          For any month in which a Seller substitutes one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the related Servicer shall determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (after application of the scheduled principal portion of the monthly payments due in the month of substitution). The amount of such shortage (the "Substitution Adjustment Amount") plus an amount equal to the aggregate of any unreimbursed Advances with respect to such Deleted Mortgage Loans shall be deposited in the Collection Account by the related Seller on or before the Business Day immediately preceding the Distribution Date in the month succeeding the calendar month during which the related Mortgage Loan became required to be repurchased or replaced hereunder.

          In the event that a Seller shall have repurchased a Mortgage Loan, the Purchase Price therefor shall be deposited in the Collection Account on or before the Business Day immediately preceding the Distribution Date in the month following the month during which the related Seller became obligated hereunder to repurchase or replace such Mortgage Loan and upon such deposit of the Purchase Price, the delivery of the Opinion of Counsel if required by
Section 2.05 and receipt of a Request for Release in the form of Exhibit M hereto, the Trustee, the Trust Administrator or the Custodian, as applicable, shall release the related Mortgage File held for the benefit of the Certificateholders to such Person, and the Trustee shall execute and deliver at such Person's direction such instruments of transfer or assignment prepared by such Person, in each case without recourse, as shall be necessary to transfer title from the Trustee. It is understood and agreed that the obligation under this Agreement of any Person to cure, repurchase or substitute any Mortgage Loan as to which a breach has occurred and is continuing shall constitute the sole remedy against such Persons respecting such breach available to Certificateholders, the Depositor, the Trustee or the Trust Administrator on their behalf.

          The representations and warranties made pursuant to this Section
2.03 shall survive delivery of the respective Mortgage Files to the Trustee, the Trust Administrator or the Custodian for the benefit of the Certificateholders.

          Notwithstanding the foregoing, the substitution of a Deleted Mortgage Loan that is a WMMSC Serviced Mortgage Loan or the repurchase of a Mortgage Loan that is a WMMSC Serviced Mortgage Loan by a Seller shall be subject to, and shall in no way adversely affect, the right of WMMSC to continue servicing and collecting its Servicing Fee for such Deleted Mortgage Loan or Mortgage Loan as, applicable.

          SECTION 2.04 Representations and Warranties of the Depositor as to the Mortgage Loans.

          The Depositor hereby represents and warrants to the Trustee with respect to the Mortgage Loans that, as of the Closing Date, assuming good title has been conveyed to the Depositor, the Depositor had good title to the Mortgage Loans and Mortgage Notes, and did not encumber the Mortgage Loans during its period of ownership thereof, other than as contemplated by the Agreement.

          It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the Mortgage Files to the Trustee.

          SECTION 2.05 Delivery of Opinion of Counsel in Connection with Substitutions.

          Notwithstanding any contrary provision of this Agreement, no substitution pursuant to Section 2.02 shall be made more than 90 days after the Closing Date unless the related Seller delivers to the Trustee and the Trust Administrator an Opinion of Counsel, which Opinion of Counsel shall not be at the expense of any of the Trustee, the Trust Administrator or the Trust Fund, addressed to the Trustee and the Trust Administrator, to the effect that such substitution will not (i) result in the imposition of the tax on "prohibited transactions" on the Trust Fund or contributions after the Startup Date, as defined in Sections 860F(a)(2) and 860G(d) of the Code, respectively, or (ii) cause the REMIC hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding.

          SECTION 2.06  Issuance of Certificates.

          The Trustee acknowledges the assignment to it of the Mortgage Loans together with the assignment to it of all other assets included in the Trust Fund, receipt of which is hereby acknowledged. Concurrently with such assignment and delivery and in exchange therefor, the Trust Administrator, pursuant to the written request of the Depositor executed by an officer of the Depositor, has executed the Certificates and caused them to be authenticated and delivered to or upon the order of the Depositor in authorized denominations which evidence ownership of the Trust Fund. The rights of the Holders of such Certificates to receive distributions from the Trust Fund and all ownership interests of the Holders of the Certificates in such distributions shall be as set forth in this Agreement.

          SECTION 2.07  REMIC Provisions.

          (a) The Depositor hereby elects and authorizes the Trust Administrator to treat the Trust Fund as four separate REMICs (the "REMIC") under the Code and, if necessary, under applicable state law. Each such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return (x) for the taxable year ending on the last day of the calendar year in which the Certificates are issued and (y) for the taxable year ending on the last day of the calendar year in which Certificates are first sold to a third party. The Closing Date is hereby designated as the "startup day" of each REMIC created hereunder within the meaning of Section 860G(a)(9) of the Code. The "regular interests" (within the meaning of Section 860G of the Code) in the Master REMIC shall consist of the Certificates (but excluding any rights to Basis Risk Shortfall) shall represent the beneficial ownership of the "residual interest" in each REMIC created hereunder. Neither the Depositor nor the Trust Administrator nor the Trustee shall permit the creation of any "interests" (within the meaning of Section 860G of the Code) in any REMIC other than the Certificates.

          (b) The Trust Administrator on behalf of the Holders of the Class AR Certificates, shall act as agent for the Class AR Certificateholder as the "tax matters person" (within the meaning of the REMIC Provisions) for each REMIC, in the manner provided under Treasury regulations section 1.860F-4(d) and temporary Treasury regulations section 301.6231(a)(7)-1T. By its acceptance of a Class AR Certificate, each Holder thereof shall have agreed to such appointment and shall have consented to the appointment of the Trust Administrator as its agent to act on behalf of each REMIC pursuant to the specific duties outlined herein.

          (c) A Holder of the Class AR Certificates, by the purchase of such Certificates, shall be deemed to have agreed to timely pay, upon demand by the Trust Administrator, the amount of any minimum California state franchise taxes due with respect to each REMIC created hereunder under Sections 23151(a) and 23153(a) of the California Revenue and Taxation Code. Notwithstanding the foregoing, the Trust Administrator shall be authorized to retain the amount of such tax from amounts otherwise distributable to such Holder in the event such Holder does not promptly pay such amount upon demand by the Trust Administrator. In the event that any other federal, state or local tax is imposed, including without limitation taxes imposed on a "prohibited transaction" of a REMIC as defined in Section 860F of the Code, such tax shall be charged against amounts otherwise available for distribution to the applicable Holder of a Class AR Certificate and then against amounts otherwise available for distribution to the Holders of Regular Certificates in accordance with the provisions set forth in Section 4.01. The Trust Administrator or the Trustee shall promptly deposit in the Certificate Account any amount of "prohibited transaction" tax that results from a breach of the Trust Administrator's or the Trustee's duties, respectively, under this Agreement. The Master Servicer or the related Servicer shall promptly deposit in the Certificate Account any amount of "prohibited transaction" tax that results from a breach of the Master Servicer's or such Servicer's duties, respectively, under this Agreement.

          (d) The Trust Administrator shall act as attorney-in-fact and as agent on behalf of the tax matters person of each REMIC created hereunder and in such capacity the Trust Administrator shall: (i) prepare, sign and file, or cause to be prepared, signed and filed, federal and state tax returns using a calendar year as the taxable year for each REMIC created hereunder when and as required by the REMIC Provisions and other applicable federal income tax laws as the direct representative of each such REMIC in compliance with the Code and shall provide copies of such returns as required by the Code; (ii) make an election, on behalf of each REMIC created hereunder, to be treated as a REMIC on the federal tax return of such REMIC for its first taxable year, in accordance with the REMIC Provisions; and (iii) prepare and forward, or cause to be prepared and forwarded, to the Certificateholders and to any governmental taxing authority all information reports as and when required to be provided to them in accordance with the REMIC Provisions. The expenses of preparing and filing such returns shall be borne by the Trust Administrator. The Depositor, the Master Servicer and the related Servicer shall provide on a prompt and timely basis to the Trust Administrator or its designee such information with respect to each REMIC created hereunder as is in their possession and reasonably required or requested by the Trust Administrator to enable it to perform its obligations under this subsection.

          In its capacity as attorney-in-fact and as agent on behalf of the tax matters person, the Trust Administrator shall also: (A) act on behalf of each REMIC created hereunder in relation to any tax matter or controversy involving the Trust Fund, (B) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto and (C) cause to be paid solely from the sources provided herein the amount of any taxes imposed on each REMIC created hereunder when and as the same shall be due and payable (but such obligation shall not prevent the Trust Administrator or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Trust Administrator from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings).

          (e) The Trust Administrator shall provide (i) to any transferor of a Class AR Certificate such information as is necessary for the application of any tax relating to the transfer of a Class AR Certificate to any Person who is not a permitted transferee, (ii) to the Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each REMIC created hereunder.

          (f) The Trustee, to the extent directed by the Trust Administrator, the Depositor and the Holder of the Class AR Certificates shall take any action or cause the Trust Fund to take any action necessary to create or maintain the status of each REMIC created hereunder as a REMIC under the REMIC Provisions and shall assist each other as necessary to create or maintain such status. Neither the Trustee, to the extent directed by the Trust Administrator, nor the Holder of the Class AR Certificates shall take any action, cause the Trust Fund to take any action or fail to take (or fail to cause the Trust Fund to take) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of each REMIC created hereunder as a REMIC or (ii) result in the imposition of a tax upon a REMIC (including, but not limited to, the tax on prohibited transactions as defined in Code Section 860F(a)(2) and the tax on prohibited contributions set forth in Section 860G(d) of the Code) (either such event, an "Adverse REMIC Event") unless the Trustee and the Trust Administrator have received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such status or result in the imposition of such a tax.

          The Trustee and the Trust Administrator shall not take or fail to take any action (whether or not authorized hereunder) as to which the Master Servicer, a Servicer or the Depositor has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to a REMIC or their assets, or causing any REMIC created hereunder to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee and the Trust Administrator will consult with the Master Servicer, the Servicers and the Depositor or their designees, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any REMIC created hereunder and the Trustee and the Trust Administrator shall not take any such action or cause that REMIC to take any such action as to which the Master Servicer, any Servicer or the Depositor has advised it in writing that an Adverse REMIC Event could occur.

          In addition, prior to taking any action with respect to any REMIC created hereunder or the assets therein, or causing any REMIC created hereunder to take any action, which is not expressly permitted under the terms of this Agreement, the Holder of the Class AR Certificates will consult with the Trust Administrator or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any REMIC created hereunder, and no such Person shall take any action or cause the Trust Fund to take any such action as to which the Trustee or the Trust Administrator has advised it in writing that an Adverse REMIC Event could occur. The Trustee and the Trust Administrator may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take action not permitted by this Agreement.

          At all times as may be required by the Code, the Trust Administrator will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of the REMICs as "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

          (g) In the event that any tax is imposed on "prohibited transactions" of any REMIC created hereunder, as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of such REMIC, as defined in Section 860G(c) of the Code, on any contributions to a REMIC after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the related Servicer, if such Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax or if such tax arises out of or results from a breach of such Servicer's duties under (x) Section 2.07(j) of this Agreement to not enter into any arrangement by which a REMIC would receive a fee or other compensation for services or to permit such REMIC to receive any income from assets other than "qualified mortgages" or "permitted investments", (y) Section 3.01 of this Agreement to not make or any modification, waiver or amendment of any Mortgage Loan which would cause any REMIC created hereunder to fail to qualify as a REMIC or result in the imposition of any tax under Section 860F(a) or Section 860G(d) of the Code or (z) Section 3.11(c) of this Agreement to not cause any REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or to subject any REMIC created hereunder to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property

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under Section 860G(c) of the Code of otherwise, (ii) to the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under this Agreement or if the Master Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax,
(iii) to the Trust Administrator, if such tax arises out of or results from a breach by the Trust Administrator of any of its obligations under this Article II, (iv) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article II, or (v) otherwise against amounts on deposit in the Collection Account as provided by Section
3.08 and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Interest Distribution Amount on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

          In accordance with Section 2.07(c), the related Servicer, the Master Servicer, the Trust Administrator or the Trustee, as applicable, shall promptly deposit in the Certificate Account any amount of such tax.

          For purposes of this Section 2.07(g), a tax is imposed following the final and unappealable determination under the Code of the amount of such tax and written notice thereof by the Tax Matters Person to the party to be charged.

          The failure of the related Servicer to promptly deposit in the Certificate Account any amount of such tax shall be an Event of Default, as provided in Section 8.01(b). However, in the case of WMMSC, the prompt deposit of any such amount in the Certificate Account shall cure any Special Event of Default unless notice of such Special Event of Default is accompanied by an Opinion of Counsel, at the expense of WMMSC, to the effect that the cumulative effect of WMMSC's breach or breaches, notwithstanding the deposit of the amounts of any such tax, shall have given rise to a substantial risk that any REMIC created hereunder would fail to continue to qualify as a REMIC.

          (h) The Trust Administrator shall, for federal income tax purposes, maintain books and records with respect to each REMIC created hereunder on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

          (i) Following the Startup Day, none of any Servicer, the Trustee or the Trust Administrator shall accept any contributions of assets to any REMIC created hereunder unless (subject to Section 2.05) such Servicer, the Trustee or the Trust Administrator shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in a REMIC will not cause that REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding, or subject that REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

          (j) None of any Servicer, the Trustee or the Trust Administrator shall (subject to Section 2.05) enter into any arrangement by which a REMIC will receive a fee or other compensation for services nor permit such REMIC to receive any income from assets other than "qualified mortgages" as defined in
Section 860G(a)(3) of the Code or "permitted investments" as defined in
Section 860G(a)(5) of the Code.

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

          (k) Within 30 days after the Closing Date, the Trust Administrator shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for each REMIC.

          (l) None of the Trustee, the Trust Administrator, the Master Servicer or any Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of any REMIC created hereunder, (iii) the termination of any REMIC created hereunder pursuant to Article X of this Agreement or (iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) nor acquire any assets for a REMIC, nor sell or dispose of any investments in the Collection Account or the Certificate Account for gain nor accept any contributions to a REMIC after the Closing Date (a) unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not affect adversely the status of any REMIC created hereunder as a REMIC or (b) unless the Master Servicer or such Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax.

          (m) In order to enable the Trustee and the Trust Administrator to perform their duties as set forth herein, the Depositor shall provide, or cause to be provided to the Trustee and the Trust Administrator, within ten days after the Closing Date, all information or data that the Trustee and the Trust Administrator determine to be relevant for tax purposes to the valuations and offering prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flows of the Certificates and the Mortgage Loans and the Trustee and the Trust Administrator shall be entitled to rely upon any and all such information and data in the performance of its duties set forth herein. Thereafter, the Master Servicer, or with respect to the WMMSC Serviced Mortgage Loans, WMMSC, shall provide, promptly upon request therefor, any such additional information or data (or with respect to WMMSC, any such additional loan level information and data regarding the WMMSC Mortgage Loans) that the Trustee or the Trust Administrator may from time to time reasonably request in order to enable the Trustee and the Trust Administrator to perform their duties as set forth herein and the Trustee and the Trust Administrator shall be entitled to rely upon any and all such information and data in the performance of its duties set forth herein. DLJMC shall indemnify the Trustee and the Trust Administrator and hold it harmless for any loss, liability, damage, claim or expense of the Trustee and the Trust Administrator arising from any failure of the Depositor to provide, or to cause to be provided, accurate information or data to the Trustee and the Trust Administrator on a timely basis. The Master Servicer shall indemnify the Trustee and the Trust Administrator and hold it harmless for any loss, liability, damage, claim or expense of the Trustee and the Trust Administrator arising from any failure of the Master Servicer to provide, or to cause to be provided, accurate information or data required to be provided by the Master Servicer to the Trustee and the Trust Administrator on a timely basis; provided, however, that if any Servicer (other than WMMSC) shall fail to provide such information to the Master Servicer upon timely request for such information by the Master Servicer, that Servicer shall indemnify the Master Servicer, the Trustee and the Trust Administrator and hold it harmless for any loss, liability, damage, claim or expense of the Master Servicer, the Trustee and the Trust Administrator arising from any failure of that Servicer to provide, or to cause to be provided, the information referred

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to above on a timely basis. WMMSC shall indemnify the Trustee and the Trust
Administrator and hold each of them harmless for any loss, liability, damage, claim or expense, other than any special, indirect, punitive or consequential loss, liability, damage, claim or expense, of the Trustee and the Trust Administrator arising from any failure of WMMSC to provide, or to cause to be provided, the loan level information or data regarding the WMMSC Mortgage Loans reasonably requested by the Trustee or Trust Administrator, and required to be provided by WMMSC pursuant to this Section 2.07(m), on a timely basis. The indemnification provisions hereunder shall survive the termination of this Agreement and shall extend to any co-trustee and co-trust administrator appointed pursuant to this Agreement.

          (n) The Trust Administrator shall treat the Basis Risk Reserve Fund as an outside reserve fund within the meaning of Treasury Regulation 1.860G-2(h) that is owned by the Class I-X Certificateholders and that is not an asset of the REMIC. The Trust Administrator shall account for the rights of the Holders of the Group I Offered Certificates, other than the Class I-A-IO Certificates, to receive payments from the Basis Risk Reserve Fund as rights in an interest rate cap contract written by the Class I-X Certificateholders in favor of the Holders of the Group I Offered Certificates, other than the Class I-A-IO Certificates, and not as an obligation of the Master REMIC, whose obligation to pay such Certificates will be subject to a cap equal to the Net WAC Cap and shall account for such rights as property held separate and apart from the regular interests as required by Treasury regulation section 1.860G-2(i). Thus each Holder of a Group I Offered Certificate, other than a Class I-A-IO Certificate, shall be treated as representing ownership of not only Master REMIC regular interests, but also ownership of an interest in an interest rate cap contract. Each Class I-X Certificate shall represent an obligation under an interest rate cap contract. For purposes of determining the issue price of Master REMIC regular interests, the Trust Administrator shall assume that the interest rate cap contract has a value of $5,000.

          SECTION 2.08  Covenants of the Master Servicer and each Servicer.


          The Master Servicer and each Servicer, severally and not jointly, hereby covenants to the Depositor, the Trustee and the Trust Administrator as follows:

          (a) Such Servicer or the Master Servicer shall comply in the performance of its obligations under this Agreement with all reasonable rules and requirements of the insurer under each Mortgage Guaranty Insurance Policy and the TGIC Policy; and

          (b) No written information, certificate of an officer, statement furnished in writing or written report delivered to the Depositor, any affiliate of the Depositor, the Trustee or the Trust Administrator and prepared by the Master Servicer or such Servicer pursuant to this Agreement will contain any untrue statement of a material fact.

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                                  ARTICLE III

                         ADMINISTRATION AND SERVICING
                               OF MORTGAGE LOANS

          SECTION 3.01  Master Servicer and Servicers to Service Mortgage Loans.

          For and on behalf of the Certificateholders, as independent contractors of the Trustee, the Master Servicer and each Servicer, severally and not jointly, shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and with Accepted Servicing Practices. The obligations of each of GreenPoint, Olympus and WMMSC hereunder to service and administer the Mortgage Loans shall be limited to the GreenPoint Serviced Mortgage Loans, the Olympus Serviced Mortgage Loans and the WMMSC Serviced Mortgage Loans, respectively; and with respect to the duties and obligations of each Servicer, references herein to related "Mortgage Loans" shall be limited to the GreenPoint Serviced Mortgage Loans (and the related proceeds thereof and related REO Properties), in the case of GreenPoint, the Olympus Serviced Mortgage Loans (and the related proceeds thereof and related REO Properties) in the case of Olympus, and the WMMSC Serviced Mortgage Loans (and the related proceeds thereof and related REO Properties) in the case of WMMSC; and in no event shall any Servicer have any responsibility or liability with respect to any of the other Mortgage Loans. The obligations of the Master Servicer to master service and administer the Mortgage Loans shall be limited to the Master Serviced Mortgage Loans, the GreenPoint Serviced Mortgage Loans and the Olympus Serviced Mortgage Loans. Notwithstanding anything to the contrary contained in this Agreement, the Master Servicer shall have no obligations to master service or administer the WMMSC Serviced Mortgage Loans. In connection with such servicing and administration, the Master Servicer and each Servicer shall have full power and authority, acting alone and/or through Subservicers as provided in Section 3.02 hereof, to do or cause to be done any and all things that it may deem necessary or desirable in connection with such servicing and administration, including but not limited to, the power and authority, subject to the terms hereof (i) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents, (ii) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages (but only in the manner provided in this Agreement), (iii) to collect any Insurance Proceeds and other Liquidation Proceeds, and (iv) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan; provided that neither the Master Servicer nor a Servicer shall take any action that is inconsistent with or prejudices the interests of the Trust Fund or the Certificateholders in any Mortgage Loan or the rights and interests of the Depositor, the Trustee, the Trust Administrator or the Certificateholders under this Agreement. The Master Servicer and each Servicer shall represent and protect the interests of the Trust Fund in the same manner as it protects its own interests in mortgage loans in its own portfolio in any claim, proceeding or litigation regarding a Mortgage Loan, and shall not make or permit any modification, waiver or amendment of any Mortgage Loan which would cause any REMIC created hereunder to fail to qualify as a REMIC or result in the imposition of any tax under Section 860F(a) or Section 860G(d) of the Code. Without limiting the generality of the foregoing, the Master Servicer and each Servicer, in its own name or in the name of the Depositor and the Trustee, is hereby authorized and empowered by the Depositor, the Trustee and the Trust Administrator, when the Master Servicer or such Servicer believes it appropriate in

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

its reasonable judgment, to execute and deliver, on behalf of the Trustee, the Trust Administrator, the Depositor, the Certificateholders or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans, and with respect to the Mortgaged Properties held for the benefit of the Certificateholders. The Master Servicer and each Servicer shall prepare and deliver to the Depositor and/or the Trustee and/or the Trust Administrator such documents requiring execution and delivery by either or both of them as are necessary or appropriate to enable the Master Servicer or such Servicer to service and administer the Mortgage Loans to the extent that the Master Servicer or such Servicer is not permitted to execute and deliver such documents pursuant to the preceding sentence. Upon receipt of such documents, the Depositor and/or the Trustee or the Trust Administrator shall execute such documents and deliver them to the Master Servicer or such Servicer.

          In accordance with the standards of the preceding paragraph and unless determined in good faith to be a Nonrecoverable Advance, the Master Servicer and each Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties, which advances constitute Servicing Advances and shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.06, and further as provided in Section 3.08. The costs incurred by the Master Servicer or a Servicer, if any, in effecting the timely payments of taxes and assessments on the Mortgaged Properties and related insurance premiums shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the Stated Principal Balances of the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

          The Master Servicer and each Servicer hereby acknowledges that, to the extent the Master Servicer or such Servicer has previously serviced some or all of the Mortgage Loans pursuant to another servicing agreement, the provisions contained in this Agreement shall supersede the provisions contained in such other servicing agreement from and after the Closing Date.

          Notwithstanding anything in this Agreement to the contrary, the purchase of any WMMSC Serviced Mortgage Loan by any Person shall be subject to the rights of WMMSC to continue servicing such WMMSC Serviced Mortgage Loan for the same Servicing Fee substantially in accordance with the terms of this Agreement.

          With respect to the Mortgage Loans serviced by a Servicer, the related Servicer (other than WMMSC) or Master Servicer, as applicable, of such Mortgage Loans shall accurately and fully report the related Mortgagor's credit to Equifax, Transunion and Experian in a timely manner. With respect to the WMMSC Serviced Mortgage Loans, WMMSC shall report to Equifax, Transunion and Experian in a timely manner that information required by the Fannie Mae servicing guide with respect to the related Mortgagor's credit.

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

          SECTION 3.02 Subservicing; Enforcement of the Obligations of Subservicers.

          (a) The Mortgage Loans may be subserviced by a Subservicer on behalf of the Master Servicer or the related Servicer in accordance with the servicing provisions of this Agreement, provided that the Subservicer is a FNMA-approved lender or a FHLMC seller/servicer in good standing. The Master Servicer and each Servicer may perform any of its servicing responsibilities hereunder or may cause the Subservicer to perform any such servicing responsibilities on its behalf, but the use by the Master Servicer or such Servicer of the Subservicer shall not release the Master Servicer or such Servicer from any of its obligations hereunder and the Master Servicer or such Servicer shall remain responsible hereunder for all acts and omissions of the Subservicer as fully as if such acts and omissions were those of such Master Servicer or Servicer. The Master Servicer and each Servicer shall pay all fees and expenses of any Subservicer engaged by the Master Servicer or such Servicer from its own funds.

          Notwithstanding the foregoing, the Master Servicer and each Servicer shall be entitled to outsource one or more separate servicing functions to a Person (each, an "Outsourcer") that does not meet the eligibility requirements for a Subservicer, so long as such outsourcing does not constitute the delegation of the Master Servicer's or such Servicer's obligation to perform all or substantially all of the servicing of the related Mortgage Loans to such Outsourcer. In such event, the use by the Master Servicer or a Servicer of any such Outsourcer shall not release the Master Servicer or the related Servicer from any of its obligations hereunder and the Master Servicer or such Servicer shall remain responsible hereunder for all acts and omissions of such Outsourcer as fully as if such acts and omissions were those of the Master Servicer or such Servicer, and the Master Servicer or such Servicer shall pay all fees and expenses of the Outsourcer from such Master Servicer or Servicer's own funds.

          (b) At the cost and expense of the Master Servicer or a Servicer, without any right of reimbursement from the Depositor, the Trustee, the Trust Administrator or the applicable Collection Account, the Master Servicer or such Servicer shall be entitled to terminate the rights and responsibilities of its Subservicer and arrange for any servicing responsibilities to be performed by a successor Subservicer meeting the requirements set forth in
Section 3.02(a), provided, however, that nothing contained herein shall be deemed to prevent or prohibit the Master Servicer or such Servicer, at the Master Servicer's or such Servicer's option, from electing to service the related Mortgage Loans itself. In the event that the Master Servicer or a Servicer's responsibilities and duties under this Agreement are terminated pursuant to Section 8.01, and if requested to do so by the Trustee or Trust Administrator, the Master Servicer or such Servicer shall, at its own cost and expense terminate the rights and responsibilities of its Subservicer as soon as is reasonably possible. The Master Servicer and each Servicer shall pay all fees, expenses or penalties necessary in order to terminate the rights and responsibilities of its Subservicer from such Master Servicer or Servicer's own funds without any right of reimbursement from the Depositor, Trustee, Trust Administrator, or the applicable Collection Account.

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

          (c) Notwithstanding any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a Servicer and its Subservicer, the Master Servicer or a Servicer and its Outsourcer, or any reference herein to actions taken through the Subservicer, the Outsourcer, or otherwise, neither the Master Servicer nor the related Servicer shall be relieved of its obligations to the Depositor, Trustee, the Trust Administrator or Certificateholders and shall be obligated to the same extent and under the same terms and conditions as if it alone were servicing and administering the related Mortgage Loans. The Master Servicer and each Servicer shall be entitled to enter into an agreement with its Subservicer and Outsourcer for indemnification of the Master Servicer or such Servicer or Outsourcer, as applicable, by such Subservicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

          For purposes of this Agreement, the Master Servicer or a Servicer shall be deemed to have received any collections, recoveries or payments with respect to the related Mortgage Loans that are received by a related Subservicer regardless of whether such payments are remitted by the Subservicer to the Master Servicer or such Servicer.

          Any Subservicing Agreement and any other transactions or services relating to the Mortgage Loans involving a Subservicer shall be deemed to be between the Subservicer, and the Master Servicer or the related Servicer alone, and the Depositor, the Trustee, the Trust Administrator and the other Servicers and the Special Servicer shall have no obligations, duties or liabilities with respect to a Subservicer including no obligation, duty or liability of the Depositor, Trustee, the Trust Administrator, the Special Servicer or other Servicers to pay a Subservicer's fees and expenses.

          SECTION 3.03  Reserved.

          SECTION 3.04  Trust Administrator to Act as Master Servicer or
                        Servicer.

          In the event that (A) the Master Servicer shall for any reason no longer be Master Servicer hereunder or (B) any Servicer shall for any reason no longer be a Servicer hereunder and, with respect to any Servicer other than WMMSC, the Master Servicer shall for any reason no longer be Master Servicer hereunder (including, in each case, by reason of an Event of Default), the Trust Administrator or its successor shall thereupon assume all of the rights and obligations of the Master Servicer or such Servicer hereunder arising thereafter (except that the Trust Administrator shall not be (i) liable for losses of the Master Servicer or such Servicer pursuant to Section 3.09 hereof or any acts or omissions of the related predecessor of the Master Servicer or such Servicer hereunder, (ii) obligated to make Advances if it is prohibited from doing so by applicable law, (iii) obligated to effectuate repurchases or substitutions of Mortgage Loans hereunder including, but not limited to, repurchases or substitutions of Mortgage Loans pursuant to Section 2.02 or
2.03 hereof or (iv) deemed to have made any representations and warranties of the Master Servicer or such Servicer hereunder). Any such assumption shall be subject to Section 8.02 hereof.

          The Master Servicer and each Servicer shall, upon request of the Trust Administrator, but at the expense of the Master Servicer or such Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement or substitute

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

Subservicing Agreement and the Mortgage Loans then being serviced thereunder and hereunder by the Master Servicer or such Servicer and an accounting of amounts collected or held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the Subservicing Agreement or substitute Subservicing Agreement to the assuming party.

           SECTION 3.05 Collection of Mortgage Loans; Collection Accounts; Certificate Account.

          (a) Continuously from the date hereof until the principal and interest on all Mortgage Loans have been paid in full or such Mortgage Loans have become Liquidated Mortgage Loans, the Master Servicer and each Servicer shall proceed in accordance with Accepted Servicing Practices to collect all payments due under each of the related Mortgage Loans when the same shall become due and payable to the extent consistent with this Agreement and the terms and provisions of any related Mortgage Guaranty Insurance Policy and shall take special care with respect to Mortgage Loans for which the Master Servicer or a Servicer collects escrow payments in ascertaining and estimating Escrow Payments and all other charges that will become due and payable with respect to the Mortgage Loans and the Mortgaged Properties, to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable. Consistent with the foregoing, in connection with Mortgage Loans which it is directly servicing, the Master Servicer or each Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the Due Dates for payments due on a Mortgage Note for a period not greater than 180 days; provided, however, that neither the Master Servicer nor such Servicer can extend the maturity of any such Mortgage Loan past the date on which the final payment is due on the latest maturing Mortgage Loan as of the Cut-off Date. In the event of any such arrangement, the Master Servicer, other than with respect to WMMSC Serviced Mortgage Loans, or the related Servicer shall make Advances on the related Mortgage Loan in accordance with the provisions of Section 5.01 during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements. Neither the Master Servicer nor any Servicer shall be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required is prohibited by applicable law.

          (b) The Master Servicer and each Servicer shall segregate and hold all funds collected and received pursuant to a Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Collection Accounts, in the form of time deposit or demand accounts, titled "[[Master] Servicer's name], in trust for the Holders of Credit Suisse First Boston Mortgage Securities Corp., CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-10" or, if established and maintained by a Subservicer on behalf of the Master Servicer or a Servicer, "[Subservicer's name], in trust for [[Master] Servicer's name]" or "[Subservicer's name], as agent, trustee and/or bailee of principal and interest custodial account for [[Master] Servicer's name], its successors and assigns, for various owners of interest in [Servicer's name] mortgage-backed pools. In the event that a Subservicer employs a subservicer, the Collection Account shall be titled "[name of Subservicer's subservicer], in trust

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

for [Subservicer's name]." Each Collection Account shall be an Eligible Account acceptable to the Depositor, the Trust Administrator and Trustee. Funds deposited in a Collection Account may be drawn on by the Master Servicer or the related Servicer in accordance with Section 3.08. Any funds deposited in a Collection Account (other than an account established by WMMSC) shall either be invested in Eligible Investments or at all times be fully insured to the full extent permitted under applicable law. The creation of any Collection Account (other than an account established by WMMSC) shall be evidenced by a certification in the form of Exhibit S-1 hereto, in the case of an account established with such Master Servicer or Servicer, or by a letter agreement in the form of Exhibit S-2 hereto, in the case of an account held by a depository other than the related Master Servicer or Servicer. A copy of such certification or letter agreement shall be furnished to the Depositor and Trustee. Notwithstanding the foregoing, one of the Collection Accounts established by WMMSC shall be an Investment Account.

          (c) The Master Servicer and each Servicer shall deposit in the applicable Collection Account on a daily basis, unless otherwise indicated, and retain therein, the following collections remitted by Subservicers or payments received by the Master Servicer or such Servicer and payments made by the Master Servicer or such Servicer subsequent to the Cut-off Date, other than payments of principal and interest due on or before the Cut-off Date:

          (i) all payments on account of principal on the related Mortgage Loans, including all Principal Prepayments;

          (ii) all payments on account of interest on the related Mortgage Loans adjusted to the per annum rate equal to the Mortgage Rate reduced by the sum of the related Expense Fee Rate, as applicable;

          (iii) all Liquidation Proceeds on the related Mortgage Loans;

          (iv) all Insurance Proceeds on the related Mortgage Loans including amounts required to be deposited pursuant to Section 3.09 (other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Section 3.09);

          (v) all Advances made by the Master Servicer or such Servicer pursuant to Section 5.01;

          (vi) no later than the withdrawal from the Collection Account pursuant to Section 3.08(a)(viii) each month, the applicable amount of the Compensating Interest Payment for the Master Servicer or such Servicer (or if such Servicer, other than WMMSC, defaults in such obligation, the Master Servicer) for the related Prepayment Period. The aggregate of such deposits shall be made from the Master Servicer's or such Servicer's own funds, without reimbursement therefor.

          (vii)any amounts required to be deposited by the Master Servicer or such Servicer in respect of net monthly income from REO Property pursuant to Section 3.11; and

          (viii) any other amounts required to be deposited hereunder.

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          The foregoing requirements for deposit into each Collection Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, Ancillary Income need not be deposited by the Master Servicer or such Servicer into such Collection Account. In addition, notwithstanding the provisions of this Section 3.05, the Master Servicer and each Servicer may deduct from amounts received by it, prior to deposit to the applicable Collection Account, any portion of any Scheduled Payment representing the Master Servicing Fee or the applicable Servicing Fee. In the event that the Master Servicer or a Servicer shall remit any amount not required to be remitted, it may at any time withdraw or direct the institution maintaining the related Collection Account to withdraw such amount from such Collection Account, any provision herein to the contrary notwithstanding. Such withdrawal or direction may be accomplished by delivering written notice thereof to the Trustee or such other institution maintaining such Collection Account which describes the amounts deposited in error in such Collection Account. The Master Servicer and each Servicer shall maintain adequate records with respect to all withdrawals made by it pursuant to this Section. All funds deposited in a Collection Account shall be held in trust for the Certificateholders until withdrawn in accordance with Section 3.08(a).

          (d) On or prior to the Closing Date, the Trust Administrator shall establish and maintain, on behalf of the Certificateholders, the Certificate Account. The Trust Administrator shall, promptly upon receipt, deposit in the Certificate Account and retain therein the following:

          (i) the aggregate amount remitted by the Master Servicer and WMMSC to the Trust Administrator pursuant to Section 3.08(a)(viii);

          (ii) any  amount  deposited  by the Trust  Administrator  pursuant  to
               Section 3.05(e) in connection with any losses on Eligible Investments; and

          (iii)any other amounts deposited hereunder which are required to be deposited in the Certificate Account.

          In the event that the Master Servicer or WMMSC shall remit to the Trust Administrator any amount not required to be remitted, the Master Servicer or WMMSC, as applicable, may at any time direct the Trust Administrator to withdraw such amount from the Certificate Account, any provision herein to the contrary notwithstanding. Such direction may be accomplished by delivering an Officer's Certificate to the Trust Administrator which describes the amounts deposited in error in the Certificate Account. All funds deposited in the Certificate Account shall be held by the Trust Administrator in trust for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with Section 3.08(b). In no event shall the Trust Administrator incur liability for withdrawals from the Certificate Account at the direction of the Master Servicer or WMMSC.

          (e) Each institution at which a Collection Account or the Certificate Account is maintained shall either hold such funds on deposit uninvested or shall invest the funds therein as directed in writing by the Master Servicer or the related Servicer or the Trust Administrator, respectively, in Eligible Investments, which shall mature not later than (i) in the case of a Collection Account, the Cash Remittance Date, and (ii) in the case of the Certificate Account, the Business Day immediately preceding the Distribution Date, or on the Distribution Date, with

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respect to Eligible Investments invested with an affiliate of the Trust
Administrator, and, in each case, shall not be sold or disposed of prior to its maturity. All income and gain net of any losses realized from any such balances or investment of funds on deposit in a Collection Account shall be for the benefit of the Master Servicer or the related Servicer as servicing compensation and shall be remitted to it monthly as provided herein. The amount of any realized losses in a Collection Account incurred in any such account in respect of any such investments shall promptly be deposited by the Master Servicer or the related Servicer in the related Collection Account. Neither the Trustee nor the Trust Administrator shall be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in a Collection Account and made in accordance with this Section
3.05. All income and gain net of any losses realized from any such investment of funds on deposit in the Certificate Account shall be for the benefit of the Trust Administrator as compensation and shall be remitted to it monthly as provided herein. The amount of any realized losses in the Certificate Account incurred in any such account in respect of any such investments shall promptly be deposited by the Trust Administrator in the Certificate Account.

          (f) The Master Servicer and each Servicer shall give notice to the Trustee, the Trust Administrator, each related Seller, each Rating Agency, and the Depositor of any proposed change of the location of the related Collection Account prior to any change thereof. The Trust Administrator shall give notice to the Master Servicer and each Servicer, each Seller, each Rating Agency, the Trustee and the Depositor of any proposed change of the location of the Certificate Account prior to any change thereof.

          SECTION 3.06 Establishment of and Deposits to Escrow Accounts; Permitted Withdrawals from Escrow Accounts; Payments of Taxes, Insurance and Other Charges.

          (a) To the extent required by the related Mortgage Note and not violative of applicable law, the applicable Servicer shall segregate and hold all funds collected and received pursuant to a Mortgage Loan constituting Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of time deposit or demand accounts, titled, in the case of Servicers other than Olympus, "Credit Suisse First Boston Mortgage Securities Corp., CSFB Mortgage-Backed Pas-Through Certificates, Series 2002-10", in the case of Olympus, "Olympus Servicing, L.P., as Trustee for Credit Suisse First Boston Mortgage Securities Corp. CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-10" or, if established and maintained by a Subservicer on behalf of the Master Servicer or a Servicer, "[Subservicer's name], in trust for [[Master] Servicer's name]" or "[Subservicer's name], as agent, trustee and/or bailee of taxes and insurance custodial account for [[Master] Servicer's name], its successors and assigns, for various owners of interest in [[Master] Servicer's name] mortgage-backed pools. In the event that a Subservicer employs a subservicer, the Escrow Accounts shall be titled "[name of Subservicer's subservicer] in trust for [Subservicer's name]. The Escrow Accounts shall be Eligible Accounts. Funds deposited in the Escrow Account may be drawn on by the Master Servicer or the related Servicer in accordance with
Section 3.06(d). Except with respect to WMMSC, the creation of any Escrow Account shall be evidenced by a certification in the form of Exhibit X-1 hereto, in the case of an account established with the Master Servicer or a

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Servicer, or by a letter agreement in the form of Exhibit X-2 hereto, in the case of an account held by a depository other than the Master Servicer or a Servicer. A copy of such certification shall be furnished to the Depositor, the Trust Administrator and the Trustee.

          (b) Each Servicer shall deposit or cause to be deposited in its Escrow Account or Accounts on a daily basis within two Business Days of receipt and retain therein:

          (i) all Escrow Payments collected on account of the related Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement; and

          (ii) all amounts representing Insurance Proceeds which are to be applied to the restoration or repair of any Mortgaged Property.

          (c) The Master Servicer and each Servicer shall make withdrawals from the Escrow Account only to effect such payments as are required under this Agreement, as set forth in Section 3.06(d). Each Servicer shall be entitled to retain any interest paid on funds deposited in the related Escrow Account by the depository institution, other than interest on escrowed funds required by law to be paid to the Mortgagor. To the extent required by law, the applicable Servicer shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account may be non-interest bearing or that interest paid thereon is insufficient for such purposes.

          (d) Withdrawals from the Escrow Account or Accounts may be made or caused to be made by the Master Servicer and the related Servicer only:

          (i) to effect timely payments of ground rents, taxes, assessments, water rates, mortgage insurance premiums, condominium charges, fire and hazard insurance premiums or other items constituting Escrow Payments for the related Mortgage;

          (ii) to reimburse the Master Servicer or such Servicer for any Servicing Advances made by the Master Servicer or such Servicer with respect to a related Mortgage Loan, but only from amounts received on the related Mortgage Loan which represent late collections of Escrow Payments thereunder;

          (iii)to refund to any Mortgagor any funds found to be in excess of the amounts required under the terms of the related Mortgage Loan;

          (iv) for transfer to the related Collection Account to reduce the principal balance of the related Mortgage Loan in accordance with the terms of the related Mortgage and Mortgage Note;

          (v) for application to restore or repair of the related Mortgaged Property in accordance with the procedures outlined in Section 3.09(e);

          (vi) to pay to the related Servicer, or any Mortgagor to the extent required by law, any interest paid on the funds deposited in such Escrow Account; and

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

         (vii) to clear and terminate such Escrow Account on the termination of this Agreement.

          (e) With respect to each Mortgage Loan, the applicable Servicer shall maintain accurate records reflecting the status of ground rents and taxes and any other item which may become a lien senior to the lien of the related Mortgage and the status of Mortgage Guaranty Insurance Policy premiums, and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect or cause to be effected payment thereof prior to the applicable penalty or termination date.

          SECTION 3.07 Access to Certain Documentation and Information Regarding the Mortgage Loans; Inspections.

          (a) The Master Servicer and each Servicer shall afford the Depositor, the Trustee and the Trust Administrator reasonable access to all records and documentation regarding the Mortgage Loans and all accounts, insurance information and other matters relating to this Agreement, such access being afforded without charge, but only upon reasonable written request and during normal business hours at the office designated by the Master Servicer or such Servicer. In addition, each Servicer, other than WMMSC, shall afford the Master Servicer reasonable access to all records and documentation regarding the Mortgage Loans and all accounts, insurance information and other matters relating to this Agreement, such access being afforded without charge, but only upon reasonable written request and during normal business hours at the office designated by such Servicer. In addition, each Servicer shall provide to the Special Servicer reasonable access to all records and documentation regarding the Mortgage Loans serviced by it that become Special Serviced Mortgage Loans.

          (b) The Master Servicer and each Servicer, separately with respect to the Mortgage Loans each services, shall inspect the related Mortgaged Properties as often as deemed necessary by the Master Servicer or such Servicer in such party's sole discretion, to assure itself that the value of such Mortgaged Property is being preserved. In addition, if any Mortgage Loan is more than 60 days delinquent, the Master Servicer or such Servicer, as applicable, shall conduct subsequent inspections in accordance with Accepted Servicing Practices or as may be required by the primary mortgage guaranty insurer. The Master Servicer and each Servicer shall keep a written or electronic report of each such inspection.

          SECTION 3.08 Permitted Withdrawals from the Collection Accounts and Certificate Account.

          (a) The Master Servicer and each Servicer may from time to time make withdrawals from the related Collection Account for the following purposes:

          (i) to pay to the Master Servicer or such Servicer (to the extent not previously retained by the Master Servicer or such Servicer) the servicing compensation to which it is entitled pursuant to Section 3.14, and to pay to the Master Servicer or such Servicer, as additional servicing compensation, earnings on or investment income with respect to funds in or credited to such Collection Account;

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

          (ii) to reimburse the Master Servicer or such Servicer for unreimbursed Advances made by it, such right of reimbursement pursuant to this subclause (ii) being limited to amounts received on the Mortgage Loan(s) in respect of which any such Advance was made (including without limitation, late recoveries of payments, Liquidation Proceeds and Insurance Proceeds to the extent received by the Master Servicer or such Servicer);

          (iii)to reimburse the Master Servicer or such Servicer for any Nonrecoverable Advance previously made or any amount expended pursuant to Section 3.11(a);

          (iv) to reimburse the Master Servicer or such Servicer for (A) unreimbursed Servicing Advances, the Master Servicer's or such Servicer's right to reimbursement pursuant to this clause (A) with respect to any Mortgage Loan being limited to amounts received on such Mortgage Loan which represent late payments of principal and/or interest (including, without limitation, Liquidation Proceeds and Insurance Proceeds with respect to such Mortgage Loan) respecting which any such advance was made and (B) for unpaid Master Servicing Fees or Servicing Fees as provided in Section 3.11 hereof;

          (v) to pay to the purchaser, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased pursuant to Section 2.02, 2.03 or 3.11, all amounts received thereon after the date of such purchase;

          (vi) to make any payments required to be made pursuant to Section 2.07(g);

         (vii) to withdraw any amount deposited in such Collection Account and not required to be deposited therein;

        (viii) on the Cash Remittance Date, to withdraw an amount equal to the portion of (a) with respect to the Group II Mortgage Loans, the Available Distribution Amount and (b) with respect to the Group I Mortgage Loans, Interest Remittance Amount and Principal Remittance Amount, in each case applicable to the Mortgage Loans serviced by such Servicer, other than WMMSC, for such Distribution Date and remit such amount to the Master Servicer who will remit the aggregate of such amounts to the Trust Administrator for deposit in the Certificate Account, or in the case of WMMSC, an amount equal to the portion of (a) with respect to the Group II Mortgage Loans, the Available Distribution Amount and (b) with respect to the Group I Mortgage Loans, the Interest Remittance Amount and Principal Remittance Amount, in each case applicable to the Mortgage Loans serviced by WMMSC who will remit the aggregate of such amounts to the Trust Administrator for deposit in the Certificate Account;

          (ix) with respect to each Mortgage Loan covered by a lender paid Mortgage Guarantee Insurance Policy, to effect timely payment of the premiums on such Mortgage Guarantee Insurance Policy pursuant to Section 3.09(c); provided, however, that such premiums have been received on such Mortgage Loans; and

          (x) to clear and terminate such Collection Account upon termination of this Agreement pursuant to Section 11.01 hereof.

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

          The Master Servicer and each Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the related Collection Account pursuant to such subclauses (i), (ii), (iv) and (v). Prior to making any withdrawal from a Collection Account pursuant to subclause (iii) of a Nonrecoverable Advance, the Master Servicer or the related Servicer shall deliver to the Trust Administrator a certificate of a Servicing Officer indicating the amount of any previous Advance or Servicing Advance determined by the Master Servicer or such Servicer to be a Nonrecoverable Advance and identifying the related Mortgage Loans(s), and their respective portions of such Nonrecoverable Advance.

          (b) The Trust Administrator shall withdraw funds from the Certificate Account for distributions to Certificateholders and TGIC, in the manner specified in this Agreement (and to withhold from the amounts so withdrawn, the amount of any taxes that it is authorized to withhold pursuant to Section 2.07). In addition, the Trust Administrator may from time to time make withdrawals from the Certificate Account for the following purposes:

          (i) to pay to itself any investment income earned for the related Distribution Date;

          (ii) to pay to TGIC the TGIC Fee with respect to each TGIC Mortgage Loan;

          (ii) to withdraw and return to the Master Servicer or the applicable Servicer for deposit to the applicable Collection Account any amount deposited in the Certificate Account and not required to be deposited therein; and

         (iii) to clear and terminate the Certificate Account upon termination of the Agreement pursuant to Section 11.01 hereof.

          SECTION 3.09 Maintenance of Hazard Insurance; Mortgage Impairment Insurance and Mortgage Guaranty Insurance Policy; Claims; Restoration of Mortgaged Property.

          (a) The Master Servicer and each Servicer shall cause to be maintained for each Mortgage Loan hazard insurance such that all buildings upon the Mortgaged Property are insured by a generally acceptable insurer rated either: "V" or better in the current Best's Key Rating Guide ("Best's") or acceptable to FNMA or FHLMC against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, in an amount which is at least equal to the lesser of (i) the replacement value of the improvements securing such Mortgage Loan and (ii) the greater of (A) the outstanding principal balance of the Mortgage Loan and (B) an amount such that the proceeds of such policy shall be sufficient to prevent the Mortgagor and/or the mortgagee from becoming a co-insurer.

          If upon origination of the Mortgage Loan, the related Mortgaged Property was located in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), the Master Servicer or the related Servicer shall cause a flood insurance policy to be maintained with respect to such Mortgage Loan. Such policy shall meet the requirements of the current guidelines of the Federal Insurance Administration and be in an amount representing coverage

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equal to the lesser of (i) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement cost basis (or the unpaid principal balance of the mortgage if replacement cost coverage is not available for the type of building insured) and (ii) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended.

          If a Mortgage is secured by a unit in a condominium project, the Master Servicer or the related Servicer shall verify that the coverage required of the owner's association, including hazard, flood, liability, and fidelity coverage, is being maintained in accordance with the requirements of the Master Servicer or the Servicer for mortgage loans that it services on its own account.

          The Master Servicer and each Servicer shall cause to be maintained on each Mortgaged Property such other additional special hazard insurance as may be required pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance, or pursuant to the requirements of any Mortgage Guaranty Insurance Policy insurer, or as may be required to conform with Accepted Servicing Practices to the extent permitted by the Mortgage Note, the Mortgage or applicable law provided that the Master Servicer or the Servicer shall not be required to bear the cost of such insurance.

          All policies required hereunder shall name the Master Servicer or the related Servicer as loss payee and shall be endorsed with standard or union mortgagee clauses, without contribution, which shall provide for prior written notice of any cancellation, reduction in amount or material change in coverage.

          Neither the Master Servicer nor any Servicer shall interfere with the Mortgagor's freedom of choice at the origination of such Mortgage Loan in selecting either his insurance carrier or agent, provided, however, that the Master Servicer or such Servicer shall not accept any such insurance policies from insurance companies unless such companies are rated: B:III or better in Best's or acceptable to FNMA or FHLMC and are licensed to do business in the jurisdiction in which the Mortgaged Property is located. The Master Servicer or the related Servicer shall determine that such policies provide sufficient risk coverage and amounts, that they insure the property owner, and that they properly describe the property address.

          Pursuant to Section 3.05, any amounts collected by the Master Servicer or a Servicer under any such policies (other than amounts to be deposited in the related Escrow Account and applied to the restoration or repair of the related Mortgaged Property, or property acquired in liquidation of the Mortgage Loan, or to be released to the Mortgagor, in accordance with such Servicer's normal servicing procedures) shall be deposited in the related Collection Account (subject to withdrawal pursuant to Section 3.08(a)).

          Any cost incurred by the Master Servicer or a Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders or remittances to the Trust Administrator for their benefit, be added to the principal balance of the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall constitute a Servicing Advance and will be reimbursable to the Master Servicer or the Servicer to the extent permitted by Section 3.08 hereof. It is understood and agreed that no

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earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.

          (b) In the event that the Master Servicer or a Servicer shall obtain and maintain a blanket policy insuring against losses arising from fire and hazards covered under extended coverage on all of the related Mortgage Loans, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to Section 3.09(a) and otherwise complies with all other requirements of Section 3.09(a), it shall conclusively be deemed to have satisfied its obligations as set forth in Section 3.09(a). Any amounts collected by the Master Servicer or a Servicer under any such policy relating to a Mortgage Loan shall be deposited in the related Collection Account subject to withdrawal pursuant to Section 3.08(a). Such policy may contain a deductible clause, in which case, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with Section 3.09(a), and there shall have been a loss which would have been covered by such policy, the Master Servicer or the related Servicer shall deposit in the related Collection Account at the time of such loss the amount not otherwise payable under the blanket policy because of such deductible clause, such amount to be deposited from such Servicer's funds, without reimbursement therefor. Upon request of the Trust Administrator, the Master Servicer or a Servicer shall cause to be delivered to the Trust Administrator a certified true copy of such policy and a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without 30 days' prior written notice to the Trust Administrator. In connection with its activities as Servicer of the related Mortgage Loans, the Master Servicer or such Servicer agrees to present, on behalf of itself, the Depositor, and the Trust Administrator for the benefit of the Certificateholders, claims under any such blanket policy.

          (c) With respect to each Mortgage Loan with a Loan-to-Value Ratio in excess of 80% which the related Seller represented to be covered by a Mortgage Guaranty Insurance Policy as of the Cut-off Date, the Master Servicer or the related Servicer shall, without any cost to the Depositor or Trust Administrator, maintain or cause the Mortgagor to maintain in full force and effect a Mortgage Guaranty Insurance Policy insuring that portion of the Mortgage Loan in excess of 75% of value, and shall pay or shall cause the Mortgagor to pay, the premium thereon on a timely basis, until the loan-to-value ratio of such Mortgage Loan is reduced to 80%, based on either
(i) a current appraisal of the Mortgaged Property or (ii) the appraisal of the Mortgaged Property obtained at the time the Mortgage Loan was originated. In the event that such Mortgage Guaranty Insurance Policy shall be terminated, the Master Servicer or the related Servicer shall obtain from another Qualified Insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated Mortgage Guaranty Insurance Policy. If the insurer shall cease to be a Qualified Insurer, the Master Servicer or the related Servicer shall determine whether recoveries under the Mortgage Guaranty Insurance Policy are jeopardized for reasons related to the financial condition of such insurer, it being understood that the Master Servicer or such Servicer shall in no event have any responsibility or liability for any failure to recover under the Mortgage Guaranty Insurance Policy for such reason. If the Master Servicer or the related Servicer determines that recoveries are so jeopardized, it shall notify the Mortgagor, if required, and obtain from another Qualified Insurer a replacement insurance policy. The Master Servicer or the related Servicer shall not take any action which would result in noncoverage under any applicable Mortgage Guaranty Insurance Policy of any loss which, but

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

for the actions of the Master Servicer or such Servicer would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 3.10, the Master Servicer and each Servicer shall promptly notify the insurer under the related Mortgage Guaranty Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such Mortgage Guaranty Insurance Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such Mortgage Guaranty Insurance Policy provided that such required actions are in compliance with all applicable law. If such Mortgage Guaranty Insurance Policy is terminated as a result of such assumption or substitution of liability, the Master Servicer or the related Servicer shall obtain a replacement Mortgage Guaranty Insurance Policy as provided above; provided that under applicable law and the terms of the related Mortgage Note and Mortgage the cost of such policy may be charged to the successor Mortgagor.

          With respect to the TGIC Mortgage Loans, the TGIC Policy shall be maintained by the Trustee for the life of such TGIC Mortgage Loans, unless otherwise prohibited by law. The Master Servicer and the applicable Servicer shall submit all claims required to be made under the TGIC Policy in a timely fashion and shall otherwise comply with the terms of the TGIC Policy. The Master Servicer and each Servicer shall deposit all amounts received under the TGIC Policy into the Collection Account. The TGIC Fee shall be paid by the Trust Administrator from amounts withdrawn from the Certificate Account in accordance with Section 3.08(b)(ii).

          With respect to each Mortgage Loan covered by a lender paid Mortgage Guaranty Insurance Policy, the Master Servicer and the applicable Servicer agrees to effect timely payment of the premiums on such Mortgage Guaranty Insurance Policy from amounts on deposit in the Collection Account with respect to such Mortgage Loan. If amounts on deposit in the Collection Account with respect to such Mortgage Loan are not sufficient to pay the premiums on such Mortgage Guaranty Insurance Policy, the Master Servicer and the applicable Servicer agrees to effect timely payment of such premiums, and such costs shall be recoverable by the Master Servicer or the applicable Servicer from the related Liquidation Proceeds or otherwise as a Servicing Advance pursuant to Section 3.08(a). With respect to each Mortgage Loan covered by a Mortgage Guaranty Insurance Policy that is not lender paid, the Master Servicer and the applicable Servicer agrees to effect timely payment of the premiums on such Mortgage Guaranty Insurance Policy, and such costs not otherwise recoverable from the Mortgagor shall be recoverable by the Master Servicer or such Servicer from the related Liquidation Proceeds or otherwise as a Servicing Advance pursuant to Section 3.08(a).

          (d) In connection with its activities as servicer, the Master Servicer and each Servicer agrees to prepare and present, on behalf of itself, the Depositor, the Trustee, the Trust Administrator and the Certificateholders, claims to the insurer under any Mortgage Guaranty Insurance Policy in a timely fashion in accordance with the terms of such Mortgage Guaranty Insurance Policy and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Mortgage Guaranty Insurance Policy respecting defaulted Mortgage Loans. Pursuant to
Section 3.05, any amounts collected by the Master Servicer or a Servicer under any Mortgage Guaranty Insurance Policy shall be deposited in the related Collection Account, subject to withdrawal pursuant to Section 3.08.

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          (e) Neither the Master Servicer nor a Servicer need obtain the approval of the Trustee or the Trust Administrator prior to releasing any Insurance Proceeds to the Mortgagor to be applied to the restoration or repair of the Mortgaged Property if such release is in accordance with Accepted Servicing Practices. At a minimum, the Master Servicer and each Servicer shall comply with the following conditions in connection with any such release of Insurance Proceeds:

          (i) the Master Servicer or such Servicer shall receive satisfactory independent verification of completion of repairs and issuance of any required approvals with respect thereto;

          (ii) the Master Servicer or such Servicer shall take all steps necessary to preserve the priority of the lien of the Mortgage, including, but not limited to requiring waivers with respect to mechanics' and materialmen's liens; and

          (iii)pending repairs or restoration, the Master Servicer or such Servicer shall place the Insurance Proceeds in the related Escrow Account.

          (f) If the Trust Administrator is named as an additional loss payee, the Master Servicer or the related Servicer is hereby empowered to endorse any loss draft issued in respect of such a claim in the name of the Trustee or the Trust Administrator.

          SECTION 3.10  Enforcement of Due-on-Sale Clauses; Assumption
                        Agreements.

          (a) The Master Servicer and each Servicer shall use its best efforts to enforce any "due-on-sale" provision contained in any related Mortgage or Mortgage Note and to deny assumption by the person to whom the Mortgaged Property has been or is about to be sold whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains liable on the Mortgage and the Mortgage Note. When the Mortgaged Property has been conveyed by the Mortgagor, the Master Servicer or the related Servicer shall, to the extent it has knowledge of such conveyance, exercise its rights to accelerate the maturity of such Mortgage Loan under the "due-on-sale" clause applicable thereto, provided, however, that the Master Servicer or such Servicer shall not exercise such rights if prohibited by law from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related Mortgage Guaranty Insurance Policy, if any.

          (b) If the Master Servicer or a Servicer reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause, the Master Servicer or such Servicer shall enter into (i) an assumption and modification agreement with the person to whom such property has been conveyed, pursuant to which such person becomes liable under the Mortgage Note and the original Mortgagor remains liable thereon or (ii) in the event the Master Servicer or such Servicer is unable under applicable law to require that the original Mortgagor remain liable under the Mortgage Note, a substitution of liability agreement with the purchaser of the Mortgaged Property pursuant to which the original Mortgagor is released from liability and the purchaser of the Mortgaged Property is substituted as Mortgagor and becomes liable under the Mortgage Note. Notwithstanding the foregoing, the Master Servicer or a Servicer shall not be deemed to be in default under this Section by reason of any transfer or assumption which the Master Servicer

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or such Servicer reasonably believes it is restricted by law from preventing, for any reason whatsoever. In connection with any such assumption, no material term of the Mortgage Note, including without limitation, the Mortgage Rate borne by the related Mortgage Note, the term of the Mortgage Loan or the outstanding principal amount of the Mortgage Loan shall be changed.

          (c) To the extent that any Mortgage Loan is assumable, the Master Servicer or the related Servicer shall inquire diligently into the creditworthiness of the proposed transferee, and shall use the underwriting criteria for approving the credit of the proposed transferee which are used by FNMA with respect to underwriting mortgage loans of the same type as the Mortgage Loans. If the credit of the proposed transferee does not meet such underwriting criteria, the Master Servicer or the related Servicer diligently shall, to the extent permitted by the Mortgage or the Mortgage Note and by applicable law, accelerate the maturity of the Mortgage Loan.

          (d) Subject to the Master Servicer's and each Servicer's duty to enforce any due-on-sale clause to the extent set forth in this Section 3.10, in any case in which a Mortgaged Property has been conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption agreement or modification agreement or supplement to the Mortgage Note or Mortgage that requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer or such Servicer shall prepare and deliver or cause to be prepared and delivered to the Trustee for signature and shall direct, in writing, the Trustee to execute the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person. In connection with any such assumption, no material term of the Mortgage Note may be changed. Together with each such substitution, assumption or other agreement or instrument delivered to the Trustee for execution by it, the Master Servicer or the related Servicer shall deliver an Officer's Certificate signed by a Servicing Officer stating that the requirements of this subsection have been met in connection therewith. The Master Servicer or the related Servicer shall notify the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee the original of such substitution or assumption agreement, which in the case of the original shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. Any fee collected by the Master Servicer or a Servicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer or such Servicer as additional servicing compensation.

          SECTION 3.11 Realization Upon Defaulted Mortgage Loans; Repurchase of Certain Mortgage Loans.

          (a) The Master Servicer and each Servicer shall use reasonable efforts to foreclose upon or otherwise comparably convert the ownership of properties securing such of the related Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. In connection with such foreclosure or other conversion, the Master Servicer and each Servicer shall take such action as (i) the Master Servicer or such Servicer would take under similar circumstances with respect to a

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similar mortgage loan held for its own account for investment, (ii) shall be consistent with Accepted Servicing Practices, (iii) the Master Servicer or such Servicer shall determine consistently with Accepted Servicing Practices to be in the best interest of the Trustee and Certificateholders, and (iv) is consistent with the requirements of the insurer under any Required Insurance Policy; provided, however, that the Master Servicer or such Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the related Mortgage Loan after reimbursement to itself of such expenses and (ii) that such expenses will be recoverable to it through Liquidation Proceeds. Any funds expended by the Master Servicer or any Servicer pursuant to this Section 3.11(a) shall be reimbursable in full pursuant to Section 3.08(a)(iii). The Master Servicer or the related Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof from the Liquidation Proceeds with respect to the related Mortgaged Property or otherwise as a Servicing Advance in accordance with Section 3.08(a).

          Notwithstanding anything to the contrary contained in this Agreement, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the Master Servicer or the related Servicer has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Trust Administrator otherwise requests, an environmental inspection or review of such Mortgaged Property conducted by a qualified inspector shall be arranged for by the Master Servicer or such Servicer. Upon completion of the inspection, the Master Servicer or the related Servicer shall promptly provide the Trust Administrator with a written report of environmental inspection.

          In the event the environmental inspection report indicates that the Mortgaged Property is contaminated by hazardous or toxic substances or wastes, the Master Servicer or the related Servicer shall not proceed with foreclosure or acceptance of a deed in lieu of foreclosure if the estimated costs of the environmental clean up, as estimated in the environmental inspection report, together with the Servicing Advances and Advances made by the Master Servicer or such Servicer and the estimated costs of foreclosure or acceptance of a deed in lieu of foreclosure exceeds the estimated value of the Mortgaged Property. If however, the aggregate of such clean up and foreclosure costs, Advances and Servicing Advances are less than or equal to the estimated value of the Mortgaged Property, then the Master Servicer or the related Servicer may, in its reasonable judgment and in accordance with Accepted Servicing Practices, choose to proceed with foreclosure or acceptance of a deed in lieu of foreclosure and the Master Servicer or such Servicer shall be reimbursed for all reasonable costs associated with such foreclosure or acceptance of a deed in lieu of foreclosure and any related environmental clean up costs, as applicable, from the related Liquidation Proceeds, or if the Liquidation Proceeds are insufficient to fully reimburse the Master Servicer or such Servicer, the Master Servicer or such Servicer shall be entitled to be reimbursed from amounts in the related Collection Account pursuant to Section 3.08(a) hereof. In the event the Master Servicer or the related Servicer does not proceed with foreclosure or acceptance of a deed in lieu of foreclosure pursuant to the first sentence of this paragraph, the Master Servicer or such Servicer shall be reimbursed for all Advances and Servicing Advances made with respect to the related Mortgaged Property from the related Collection Account pursuant to Section 3.08(a) hereof, and the Master Servicer or such Servicer

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shall have no further obligation to service such Mortgage Loan under the provisions of this Agreement.

          (b) With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Trust Administrator for the benefit of the Certificateholders, or its nominee, on behalf of the Certificateholders. The Trust Administrator's name shall be placed on the title to such REO Property solely as the Trust Administrator hereunder and not in its individual capacity. The Master Servicer or the related Servicer shall ensure that the title to such REO Property references this Agreement and the Trust Administrator's capacity hereunder. Pursuant to its efforts to sell such REO Property, the Master Servicer or the related Servicer shall in accordance with Accepted Servicing Practices manage, conserve, protect and operate each REO Property for the purpose of its prompt disposition and sale. The Master Servicer or the related Servicer, either itself or through an agent selected by the Master Servicer or such Servicer, shall manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. Upon request, the Master Servicer or the related Servicer shall furnish to the Trust Administrator on or before each Distribution Date a statement with respect to any REO Property covering the operation of such REO Property for the previous calendar month and the Master Servicer's or such Servicer's efforts in connection with the sale of such REO Property and any rental of such REO Property incidental to the sale thereof for the previous calendar month. That statement shall be accompanied by such other information as the Trust Administrator shall reasonably request and which is necessary to enable the Trust Administrator to comply with the reporting requirements of the REMIC Provisions. The net monthly rental income, if any, from such REO Property shall be deposited in the related Collection Account no later than the close of business on each Determination Date. The Master Servicer or the related Servicer shall perform the tax reporting and withholding required by Sections 1445 and 6050J of the Code with respect to foreclosures and abandonments, the tax reporting required by Section 6050H of the Code with respect to the receipt of mortgage interest from individuals and any tax reporting required by Section 6050P of the Code with respect to the cancellation of indebtedness by certain financial entities, by preparing such tax and information returns as may be required, in the form required, and delivering the same to the Trust Administrator for filing.

          To the extent consistent with Accepted Servicing Practices, the Master Servicer or the related Servicer shall also maintain on each REO Property fire and hazard insurance with extended coverage in an amount which is equal to the outstanding principal balance of the related Mortgage Loan (as reduced by any amount applied as a reduction of principal at the time of acquisition of the REO Property), liability insurance and, to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance in the amount required above.

          (c) In the event that the Trust Fund acquires any Mortgaged Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer or the related Servicer shall dispose of such Mortgaged Property prior to three years after the end of the calendar year of its acquisition by the Trust Fund unless (i) the Trustee and the Trust Administrator shall have been supplied with an Opinion of Counsel to the effect that the holding by the Trust Fund of such Mortgaged Property subsequent to such three-year period

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will not result in the imposition of taxes on "prohibited transactions" of any
REMIC hereunder as defined in section 860F of the Code or cause any REMIC hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel) or
(ii) the Master Servicer or the applicable Servicer shall have applied for, prior to the expiration of such three-year period, an extension of such three-year period in the manner contemplated by Section 856(e)(3) of the Code, in which case the three-year period shall be extended by the applicable extension period. Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would
(i) cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of section 860G(a)(8) of the Code or (ii) subject any REMIC hereunder to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under Section 860G(c) of the Code or otherwise, unless the Master Servicer or the related Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

          In the event of a default on a Mortgage Loan one or more of whose obligor is not a United States Person, as that term is defined in Section 7701(a)(30) of the Code, in connection with any foreclosure or acquisition of a deed in lieu of foreclosure (together, "foreclosure") in respect of such Mortgage Loan, the Master Servicer or the related Servicer will cause compliance with the provisions of Treasury Regulation Section 1.1445-2(d)(3) (or any successor thereto) necessary to assure that no withholding tax obligation arises with respect to the proceeds of such foreclosure except to the extent, if any, that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

          (d) The decision of the Master Servicer or a Servicer to foreclose on a defaulted Mortgage Loan shall be subject to a determination by the Master Servicer or such Servicer that the proceeds of such foreclosure would exceed the costs and expenses of bringing such a proceeding. The income earned from the management of any REO Properties, net of reimbursement to the Master Servicer or such Servicer for expenses incurred (including any property or other taxes) in connection with such management and net of applicable accrued and unpaid Master Servicing Fees or Servicing Fees, and unreimbursed Advances and Servicing Advances, shall be applied to the payment of principal of and interest on the related defaulted Mortgage Loans (with interest accruing as though such Mortgage Loans were still current) and all such income shall be deemed, for all purposes in this Agreement, to be payments on account of principal and interest on the related Mortgage Notes and shall be deposited into the related Collection Account. To the extent the net income received during any calendar month is in excess of the amount attributable to amortizing principal and accrued interest at the related Mortgage Rate on the related Mortgage Loan for such calendar month, such excess shall be considered to be a partial prepayment of principal of the related Mortgage Loan.

          (e) The proceeds from any liquidation of a Mortgage Loan, as well as any income from an REO Property, will be applied in the following order of priority: first, to reimburse the Master Servicer or the related Servicer for any related unreimbursed Servicing Advances and Servicing Fees; second, to reimburse the Master Servicer or such Servicer for any unreimbursed Advances; third, to reimburse the related Collection Account for any Nonrecoverable Advances

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(or portions thereof) that were previously withdrawn by the Master Servicer or such Servicer pursuant to Section 3.08(a)(iii) that related to such Mortgage Loan; fourth, to accrued and unpaid interest (to the extent no Advance has been made for such amount or any such Advance has been reimbursed) on the Mortgage Loan or related REO Property, at the per annum rate equal to the related Mortgage Rate reduced by the related Master Servicing Fee Rate or Servicing Fee Rate, the TGIC Rate, if applicable, and any primary mortgage guaranty insurance fee rate, if applicable, to the Due Date occurring in the month in which such amounts are required to be distributed; and fifth, as a recovery of principal of the Mortgage Loan. Excess Proceeds, if any, from the liquidation of a Liquidated Mortgage Loan will be retained by the Master Servicer or the related Servicer as additional servicing compensation pursuant to Section 3.14.

          (f) The Master Servicer and each Servicer of the Mortgage Loans may (but is not obligated to) enter into a special servicing agreement with an unaffiliated holder of a 100% Percentage Interest of the most junior class of Subordinate Certificates, subject to each Rating Agency's acknowledgment that the Ratings of the Certificates in effect immediately prior to the entering into such agreement would not be qualified, downgraded or withdrawn and the Certificates would not be placed on credit review status (except for possible upgrading) as a result of such agreement. Any such agreement may contain provisions whereby such Holder may (i) instruct the Master Servicer or the related Servicer to commence or delay foreclosure proceedings with respect to delinquent Mortgage Loans and will contain provisions for the deposit of cash with the Master Servicer or such Servicer by the holder that would be available for distribution to Certificateholders if Liquidation Proceeds are less than they otherwise may have been had the Master Servicer or such Servicer acted in accordance with its normal procedures, (ii) purchase delinquent Mortgage Loans from the Trust Fund immediately prior to the commencement of foreclosure proceedings at a price equal to the aggregate outstanding Principal Balance of such Mortgage Loans plus accrued interest thereon at the applicable Mortgage Rate through the last day of the month in which such Mortgage Loan is purchased, and/or (iii) assume all of the servicing rights and obligations with respect to delinquent Mortgage Loans so long as such Holder (A) meets the requirements for a Subservicer set forth in
Section 3.02(a), (B) will service such Mortgage Loans in accordance with this Agreement and (C) the Master Servicer or the Servicer has the right to transfer such servicing rights without the payment of any compensation to a subservicer.

          (g) The Special Servicer, at its option, may (but is not obligated to) purchase from the Trust Fund, (a) any Mortgage Loan that is delinquent in payment 90 or more days or (b) any related Mortgage Loan with respect to which there has been initiated legal action or other proceedings for the foreclosure of the related Mortgaged Property either judicially or non-judicially, in each case, provided that the applicable servicer has the right to transfer the related servicing rights without the payment of any compensation to a subservicer. Any such purchase shall be made by the Special Servicer with its own funds at a price equal to the Purchase Price for such Mortgage Loan. The applicable Servicer shall be entitled to reimbursement from the Special Servicer for all expenses incurred by it in connection with the transfer of any Mortgage Loan to the Special Servicer pursuant to this Section 3.11(g).

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          SECTION 3.12  Trustee and Trust Administrator to Cooperate; Release
                        of Mortgage Files.

          Upon the payment in full of any Mortgage Loan, or the receipt by the Master Servicer or a Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer or such Servicer will immediately notify the Trustee, or the Custodian on its behalf, by delivering, or causing to be delivered a "Request for Release" substantially in the form of Exhibit S. Upon receipt of such request, the Trustee, or the Custodian on its behalf, shall within three Business Days release the related Mortgage File to the Master Servicer or the related Servicer, and the Trustee shall within three Business Days of the Master Servicer's or such Servicer's direction execute and deliver to the Master Servicer or such Servicer the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage in each case provided by the Master Servicer or such Servicer, together with the Mortgage Note with written evidence of cancellation thereon. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the related Mortgagor. From time to time and as shall be appropriate for the servicing or foreclosure of any Mortgage Loan, including for such purpose, collection under any policy of flood insurance, any fidelity bond or errors or omissions policy, or for the purposes of effecting a partial release of any Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the other documents included in the Mortgage File, the Trustee, or the Custodian on its behalf within three Business Days of delivery to the Trustee, or the Custodian on its behalf of a Request for Release in the form of Exhibit S signed by a Servicing Officer, release the Mortgage File to the Master Servicer or the related Servicer. Subject to the further limitations set forth below, the Master Servicer or the related Servicer shall cause the Mortgage File or documents so released to be returned to the Trustee, or the Custodian on its behalf, when the need therefor by the Master Servicer or such Servicer no longer exists, unless the Mortgage Loan is liquidated and the proceeds thereof are deposited in the related Collection Account, in which case the Master Servicer or such Servicer shall deliver to the Trustee, or the Custodian on its behalf, a Request for Release in the form of Exhibit S, signed by a Servicing Officer.

          If the Master Servicer or a Servicer at any time seeks to initiate a foreclosure proceeding in respect of any Mortgaged Property as authorized by this Agreement, the Master Servicer or such Servicer shall deliver or cause to be delivered to the Trustee, for signature, as appropriate, any court pleadings, requests for trustee's sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity.

          SECTION 3.13 Documents, Records and Funds in Possession of the Master Servicer or a Servicer to be Held for the Trustee.

          Notwithstanding any other provisions of this Agreement, the Master Servicer and each Servicer shall transmit to the Trustee, or the Custodian on its behalf, as required by this Agreement all documents and instruments in respect of a Mortgage Loan coming into the possession of the Master Servicer or the related Servicer from time to time required to be

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delivered to the Trustee, or the Custodian on its behalf, pursuant to the terms hereof and shall account fully to the Trust Administrator for any funds received by the Master Servicer or such Servicer or which otherwise are collected by the Master Servicer or such Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan. All Mortgage Files and funds collected or held by, or under the control of, the Master Servicer or a Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, including but not limited to, any funds on deposit in a Collection Account, shall be held by the Master Servicer or the related Servicer for and on behalf of the Trustee or the Trust Administrator and shall be and remain the sole and exclusive property of the Trustee, subject to the applicable provisions of this Agreement. The Master Servicer and each Servicer also agrees that it shall not create, incur or subject any Mortgage File or any funds that are deposited in the related Collection Account, Certificate Account or any related Escrow Account, or any funds that otherwise are or may become due or payable to the Trustee or the Trust Administrator for the benefit of the Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance, or assert by legal action or otherwise any claim or right of setoff against any Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that the Master Servicer or such Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Master Servicer or such Servicer under this Agreement.

          SECTION 3.14  Master Servicing Fee and Servicing Fee.

          (a) As compensation for its services hereunder, the Master Servicer and each Servicer shall be entitled to withdraw from the applicable Collection Account or to retain from interest payments on the related Mortgage Loans (which have been remitted to the Master Servicer by the applicable Servicer, other than WMMSC, in the case of the Master Servicer), the amount of the Master Servicing Fee or its Servicing Fee, respectively, for each Mortgage Loan serviced by it, less any amounts in respect of the Master Servicing Fee or its Servicing Fee, as applicable, payable by the Master Servicer or such Servicer pursuant to Section 3.05(c)(vi). The Master Servicing Fee and the Servicing Fee are limited to, and payable solely from, the interest portion of such Scheduled Payments collected by the Master Servicer or the related Servicer or as otherwise provided in Section 3.08(a). In connection with the servicing of any Special Serviced Mortgage Loan, the Special Servicer shall receive the Servicing Fee for such Special Serviced Mortgage Loan as its compensation and Ancillary Income with respect to Special Serviced Mortgage Loans.

          (b) Additional servicing compensation in the form of Ancillary Income shall be retained by the Master Servicer or the related Servicer. The Master Servicer and each Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder (including the payment of any expenses incurred in connection with any Subservicing Agreement entered into pursuant to Section 3.02 and the payment of any premiums for insurance required pursuant to Section 3.18) and shall not be entitled to reimbursement thereof except as specifically provided for in this Agreement.

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          SECTION 3.15  Access to Certain Documentation.

          The Master Servicer and each Servicer shall provide to the OTS and the FDIC and to comparable regulatory authorities supervising Holders of Subordinate Certificates and the examiners and supervisory agents of the OTS, the FDIC and such other authorities, access to the documentation regarding the related Mortgage Loans required by applicable regulations of the OTS and the FDIC. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices designated by the Master Servicer or such Servicer. Nothing in this Section shall limit the obligation of the Master Servicer or any Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Master Servicer or such Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section. Nothing in this Section 3.15 shall require the Master Servicer or any Servicer to collect, create, collate or otherwise generate any information that it does not generate in its usual course of business.

          SECTION 3.16  Annual Statement as to Compliance.

          The Master Servicer and each Servicer shall deliver to the Depositor, the Rating Agencies, the Trustee and the Trust Administrator, and each Servicer shall deliver to the Master Servicer, on or before 120 days after the end of the Master Servicer's and such Servicer's fiscal year, commencing in its 2003 fiscal year, an Officer's Certificate stating, as to the signer thereof, that (i) a review of the activities of the Master Servicer or such Servicer during the preceding calendar year and of the performance of the Master Servicer or such Servicer under this Agreement has been made under such officer's supervision, and (ii) to the best of such officer's knowledge, based on such review, the Master Servicer or such Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and the action being taken by the Master Servicer or such Servicer to cure such default.

          SECTION 3.17 Annual Independent Public Accountants' Servicing Statement; Financial Statements.

          On or before 120 days after the end of each Master Servicer's and Servicer's fiscal year, commencing in its 2003 fiscal year, the Master Servicer and each Servicer at its expense shall cause a nationally or regionally recognized firm of independent public accountants (who may also render other services to such Master Servicer or Servicer, any Seller or any affiliate thereof) which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Trust Administrator, and the Depositor and each Servicer, other than WMMSC, shall similarly furnish such a statement to the Master Servicer to the effect that (i) with respect to the Master Servicer and each Servicer other than WMMSC, such firm has examined certain documents and records relating to the servicing of mortgage loans which the Master Servicer or such Servicer is servicing, including the related Mortgage Loans, and that, on the basis of such examination, conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers or the Audit Guide for HUD Approved Title II Approved Mortgagees and Loan Correspondent Programs, nothing has come to their attention

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which would indicate that such servicing has not been conducted in compliance with Accepted Servicing Practices, except for (a) such exceptions as such firm shall believe to be immaterial, and (b) such other exceptions as shall be set forth in such statement and (ii) with respect to WMMSC as servicer of the WMMSC Serviced Mortgage Loans, in connection with the firm's examination of the financial statements as of the previous December 31 of WMMSC's parent corporation (which shall include a limited examination of WMMSC's financial statements), nothing came to their attention that indicated that WMMSC was not in compliance with the terms of this Agreement, except for (a) such exceptions as such firm believes to be immaterial, and (b) such other exceptions as are set forth in such statement. In rendering such statement, such firm may rely, as to matters relating to direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers or the Audit Guide for HUD Approved Title II Approved Mortgagees and Loan Correspondent Programs (rendered within one year of such statement) of independent public accountants with respect to the related Subservicer. Copies of such statement shall be provided by the Trustee to any Certificateholder upon request at the Master Servicer's or the related Servicer's expense, provided such statement is delivered by the Master Servicer or such Servicer to the Trust Administrator.

          SECTION 3.18 Maintenance of Fidelity Bond and Errors and Omissions Insurance.

          The Master Servicer and each Servicer shall maintain with responsible companies, at its own expense, a blanket Fidelity Bond and an Errors and Omissions Insurance Policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the related Mortgage Loans (in the case of a Servicer, "Servicer Employees," and in the case of the Master Servicer, "Master Servicing Employees"). Any such Fidelity Bond and Errors and Omissions Insurance Policy shall be in the form of the Mortgage Banker's Blanket Bond and shall protect and insure the Master Servicer or the related Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of the Master Servicer Employees, in the case of the Master Servicer, or such Servicer Employees, in the case of the Servicer. Such Fidelity Bond and Errors and Omissions Insurance Policy also shall protect and insure the Master Servicer and each Servicer against losses in connection with the release or satisfaction of a related Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 3.18 requiring such Fidelity Bond and Errors and Omissions Insurance Policy shall diminish or relieve the Master Servicer or a Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by FNMA. Upon the request of the Trust Administrator, the Master Servicer or the related Servicer shall cause to be delivered to the Trust Administrator a certificate of insurance of the insurer and the surety including a statement from the surety and the insurer that such fidelity bond and insurance policy shall in no event be terminated or materially modified without 30 days' prior written notice to the Trust Administrator.

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          SECTION 3.19  Special Serviced Mortgage Loans.

          If directed by the Special Servicer and solely at the Special Servicer's option, the Master Servicer or a Servicer other than WMMSC (a "Transferring Servicer") shall transfer the servicing of any Mortgage Loan serviced by the Transferring Servicer 91 days or more delinquent to the Special Servicer. The Special Servicer shall thereupon assume all of the rights and obligations of the Transferring Servicer hereunder arising thereafter and the Transferring Servicer shall have no further rights or obligations hereunder with respect to such Mortgage Loan (except that the Special Servicer shall not be (i) liable for losses of the Transferring Servicer pursuant to Section 3.09 hereof or for any acts or omissions of the Transferring Servicer hereunder prior to the servicing transfer date, (ii) obligated to effectuate repurchases or substitutions of Mortgage Loans hereunder including, but not limited to, repurchases or substitutions of Mortgage Loans pursuant to Section 2.02 or 2.03 hereof or (iii) deemed to have made any representations and warranties of a Transferring Servicer hereunder). Upon the transfer of the servicing of any such Mortgage Loan to the Special Servicer, the Special Servicer shall be entitled to the Servicing Fee and other compensation accruing after the servicing transfer date with respect to such Mortgage Loans pursuant to Section 3.14.

          In connection with the transfer of the servicing of any Mortgage Loan to the Special Servicer, the Transferring Servicer shall, at the Special Servicer's expense, deliver to the Special Servicer all documents and records relating to such Mortgage Loans and an accounting of amounts collected or held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the servicing to the Special Servicer. On the servicing transfer date, the Special Servicer shall reimburse the Transferring Servicer for all unreimbursed Advances, Servicing Advances and Servicing Fees and Master Servicing Fees, as applicable, relating to the Mortgage Loans for which the servicing is being transferred. The Special Servicer shall be entitled to be reimbursed pursuant to Section 3.08 or otherwise pursuant to this Agreement for all such Advances, Servicing Advances and Servicing Fees and Master Servicing Fees, as applicable, paid by the Transferring Servicer pursuant to this Section 3.19. In addition, the Special Servicer shall amend the Mortgage Loan Schedule to reflect that such Mortgage Loans are Special Serviced Mortgage Loans.

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                                  ARTICLE IV

                  PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS

          SECTION 4.01  Priorities of Distribution.

(I)       With respect to the Group I Certificates:

          (a) On each Distribution Date, the Trust Administrator shall distribute the Interest Remittance Amount for such date in the following order of priority:

               (i) concurrently, to each Class of the Group I Senior Certificates, Current Interest and any Carryforward Interest for each such Class and such Distribution Date;

               (ii) to the Class I-M-1 Certificates, Current Interest and any
                    Carryforward Interest for such Class and such Distribution Date;

              (iii) to the Class I-M-2 Certificates, Current Interest and any
                    Carryforward Interest for such Class and such Distribution Date;

               (iv) to the Class I-B Certificates, Current Interest and any
                    Carryfoward Interest for such Class and such Distribution Date; and

               (v) for application as part of Monthly Excess Cashflow for such Distribution Date as provided in Section 4.01(I)(d), any Interest Remittance Amount remaining for such Distribution Date.

          (b) On each Distribution Date (A) prior to the Stepdown Date or (B) with respect to which a Trigger Event has occurred, the Trust Administrator shall distribute the Principal Payment Amount for such date in the following order of priority:

               (i) to the each Class of Group I Senior Certificates (other than the Class I-A-IO Certificates), as follows:

                    1. to the Class I-A-1 Certificates, until the Class Principal Balance of such Class has been reduced to zero;

                    2. to the Class I-A-2 Certificates, until the Class Principal Balance of such Class has been reduced to zero;

                    3. to the Class I-A-3 Certificates, until the Class Principal Balance of such Class has been reduced to zero;

                    4. to the Class I-A-4 Certificates, until the Class Principal Balance of such Class has been reduced to zero;

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                    5.   to the Class I-A-5 Certificates, until the Class
                         Principal Balance of such Class has been reduced to zero;

                    6. to the Class I-PP Certificates, until the Class Principal Balance of such Class has been reduced to zero;

               (ii) to the Class I-M-1 Certificates, until the Class Principal
                    Balance of such Class has been reduced to zero;

              (iii) to the Class I-M-2 Certificates, until the Class Principal
                    Balance of such Class has been reduced to zero;

               (iv) to the Class I-B Certificates, until the Class Principal
                    Balance of such Class has been reduced to zero; and

               (v) for application as part of Monthly Excess Cashflow for such Distribution Date, as provided in Section 4.01(I)(d), any Principal Payment Amount remaining after application pursuant to clauses (b)(i) through (iv) above.

          (c)  On each Distribution Date (A) on or after the Stepdown Date and
               (B) with respect to which a Trigger Event has not occurred, the Trust Administrator shall distribute the Principal Payment Amount for such date in the following order of priority:

               (i) to each Class of Group I Senior Certificates (other than the Class I-A-IO Certificates), the Senior Principal Payment Amount, as follows:

                    1. to the Class I-A-1 Certificates, until the Class Principal Balance of such Class has been reduced to zero;

                    2. to the Class I-A-2 Certificates, until the Class Principal Balance of such Class has been reduced to zero;

                    3. to the Class I-A-3 Certificates, until the Class Principal Balance of such Class has been reduced to zero;

                    4. to the Class I-A-4 Certificates, until the Class Principal Balance of such Class has been reduced to zero;

                    5. to the Class I-A-5 Certificates, until the Class Principal Balance of such Class has been reduced to zero;

                    6. to the Class I-PP Certificates, until the Class Principal Balance of such Class has been reduced to zero;

               (ii) to the Class I-M-1 Certificates, the Class I-M-1 Principal
                    Payment Amount for such Distribution Date, until the Class Principal Balance of such Class has been reduced to zero;

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              (iii) to the Class I-M-2 Certificates, the Class I-M-2 Principal
                    Payment Amount for such Distribution Date, until the Class Principal Balance of such Class has been reduced to zero;

               (iv) to the Class I-B Certificates, the Class I-B Principal
                    Payment Amount for such Distribution Date, until the Class Principal Balance of such Class has been reduced to zero; and

               (v) for application as part of Monthly Excess Cashflow for such Distribution Date, as provided in Section 4.01(I)(d), any Principal Payment Amount remaining after application pursuant to clauses (c)(i) though (iv) above.

          (d) On each Distribution Date, the Trust Administrator shall distribute the Monthly Excess Cashflow for such date in the following order of priority; provided however, for the May 2002, June 2002 and July 2002 Distribution Dates, only 90% of the Monthly Excess Cashflow for such Distribution Date will be distributed pursuant to subclause (i):

               (i) (A) until the aggregate Class Principal Balance of the Group I Certificates equals the Aggregate Loan Group Balance for such Distribution Date minus the Targeted Overcollateralization Amount for such date, on each Distribution Date (x) prior to the Stepdown Date or (y) with respect to which a Trigger Event has occurred, to the extent of Monthly Excess Interest for such Distribution Date, to the Group I Certificates, in the following order of priority:

                    1. to the each Class of the Group I Senior Certificates (other than the Class I-A-IO Certificates), in accordance with the principal distribution rules set forth above in Section 4.01(I)(b)(i), until the Class Principal Balance of each such Class has been reduced to zero;

                    2. to the Class I-M-1 Certificates, until the Class Principal Balance of such Class has been reduced to zero;

                    3. to the Class I-M-2 Certificates, until the Class Principal Balance of such Class has been reduced to zero; and

                    4. to the Class I-B Certificates, until the Class Principal Balance of such Class has been reduced to zero.

               (B) on each Distribution Date on or after the Stepdown Date and with respect to which a Trigger Event has not occurred, to fund any principal distributions required to be made on such Distribution Date set forth above in
                    Section 4.01(I)(c) above, after giving effect to the distribution of the Principal Payment Amount for such Distribution Date, in accordance with the priorities set forth therein;

               (ii) to the Class I-M-1 Certificates, any Deferred Amount for
                    such class;

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              (iii) to the Class I-M-2 Certificates, any Deferred Amount for
                    such class;

               (iv) to the Class I-B Certificates, any Deferred Amount for
                    such class;

               (v) concurrently, to the Group I Senior Certificates (other than the Class I-A-IO Certificates), any Basis Risk Shortfall due and owing for each such Class;

               (vi) to the Class I-M-1 Certificates, any Basis Risk Shortfall
                    due and owing on such Class;

              (vii) to the Class I-M-2 Certificates, any Basis Risk Shortfall
                    due and owing on such Class;

             (viii) to the Class I-B Certificates, any Basis Risk Shortfall
                    due and owing on such Class;

               (ix) to the Basis Risk Reserve Fund, any Required Basis Risk
                    Reserve Fund Deposit;

               (x) to the Class I-X Certificate, the Class I-X Distributable Amount for such Distribution Date together with any amounts withdrawn from the Basis Risk Reserve Fund for distribution to such Class I-X Certificate pursuant to Sections 4.07(b) and (e); and

               (xi) to the Class AR Certificates, any remaining amount.

(II) (A) On each Distribution Date, with respect to the Group II Certificates, the Trust Administrator shall determine the amounts to be distributed to each Class of Certificates as follows:

          (a) with respect to the Group II Certificates and from the Available Distribution Amount:

               (i) first, to the Class II-P Certificates, the Class II-P Principal Distribution Amount;

               (ii) second, subject to paragraph (B) below, concurrently, to each Class of Group II Senior Certificates entitled to interest, an amount allocable to interest equal to the related Interest Distribution Amount, any shortfall being allocated pro rata among such Classes in proportion to the amount of the Interest Distribution Amount that would have been distributed in the absence of such shortfall; and

               (iii)on each Distribution Date, from the Available Distribution
                    Amount remaining after giving effect to the distributions pursuant to clauses II(A)(a)(i) and II(A)(a)(ii) above, to each Class of Group II Senior Certificates (other than the Class II-X and Class II-P Certificates), the

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                    Group II Senior Principal Distribution Amount, in the
                    following order of priority:

                    (A) first, to the Class AR Certificates, until the Class Principal Balance of the Class AR Certificates has been reduced to zero;

                    (B) second, to the Class II-A-1 Certificates, until the Class Principal Balance of the Class II-A-1 Certificates has been reduced to zero;

                    (C) third, to the Class II-PP Certificates, until the Class Principal Balance of the Class II-PP Certificates has been reduced to zero; and

          (b) from the Available Distribution Amount relating to Loan Group II, remaining after the distributions pursuant to (a) above, to each Class of Group II Subordinate Certificates, subject to paragraphs (B) and (C) below, in the following order of priority:

               (i) first, to the Class II-P Certificates, to the extent of amounts otherwise available to pay the Group II Subordinate Principal Distribution Amount on that Distribution Date, the sum of (a) principal in an amount equal to the Class II-P Fraction of any loss on a Class II-P Mortgage Loan incurred in the previous calendar month (other than an Excess Loss that has been allocated by Pro Rata Allocation) and (b) the sum of the amounts, if any, by which the amount described in clause (a) above on each prior Distribution Date exceeded the amount actually distributed on those prior Distribution Dates and not subsequently distributed; provided, however, that any amounts distributed in respect of losses pursuant to this paragraph (b)(i) will not cause a further reduction in the Class Principal Balance on the Class II-P Certificates;

               (ii) second, to the Class II-B-1 Certificates, an amount
                    allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

              (iii) third, to the Class II-B-1 Certificates, an amount
                    allocable to principal equal to its Pro Rata Share for such Distribution Date until the Certificate Principal Balance of Class II-B-1 Certificates has been reduced to zero;

               (iv) fourth, to the Class II-B-2 Certificates, an amount
                    allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

               (v) fifth, to the Class II-B-2 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Certificate Principal Balance of Class II-B-2 Certificates has been reduced to zero;

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               (vi) sixth, to the Class II-B-3 Certificates, an amount
                    allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

              (vii) seventh, to the Class II-B-3 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Certificate Principal Balance of Class II-B-3 Certificates has been reduced to zero;

             (viii) eighth, to the Class II-B-4 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

               (ix) ninth, to the Class II-B-4 Certificates, an amount
                    allocable to principal equal to its Pro Rata Share for such Distribution Date until the Certificate Principal Balance of Class II-B-4 Certificates has been reduced to zero;

               (x) tenth, to the Class II-B-5 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

               (xi) eleventh, to the Class II-B-5 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Certificate Principal Balance of Class II-B-5 Certificates has been reduced to zero;

              (xii) twelfth, to the Class II-B-6 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

             (xiii) thirteenth, to the Class II-B-6 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Certificate Principal Balance of Class II-B-6 Certificates has been reduced to zero;

              (xiv) fourteenth, to the Class II-B-1, Class II-B-2, Class
                    II-B-3, Class II-B-4, Class II-B-5 and Class II-B-6 Certificates, in that order, up to an amount of unreimbursed Realized Losses previously allocated to that Class, if any; provided, however, that any distribution pursuant to this clause (xiv) shall not result in a further reduction of the Class Principal Balance of any of the Group II Subordinate Certificates; and

               (xv) fifteenth,  to the  Class  AR  Certificates,  any  remaining
                    Available Distribution Amount.

          (B) On each Distribution Date, the amount referred to in clause (i) of the definition of Interest Distribution Amount for such Distribution Date for each Class of Group II Certificates and the Group II Excess Interest Amount shall be reduced by the Trust Administrator by, the related Class' or Group II Excess Interest Amount's pro rata share (based on the applicable Interest Distribution Amount for each such Class before reduction pursuant to this Section 4.01(II)(B)(i)) of (i) Net Prepayment Interest Shortfalls for Group II Mortgage Loans; and (ii)

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(A) after the Special Hazard Coverage Termination Date, with respect to each
Group II Mortgage Loan that became a Special Hazard Mortgage Loan during the prior calendar month, the excess of one month's interest at the related Net Mortgage Rate on the Stated Principal Balance of such Mortgage Loan as of the Due Date in such month over the amount of Liquidation Proceeds applied as interest on such Mortgage Loan with respect to such month, (B) after the Bankruptcy Coverage Termination Date, with respect to each Group II Mortgage Loan that became subject to a Bankruptcy Loss during the prior calendar month, the interest portion of the related Debt Service Reduction or Deficient Valuation, (C) each Relief Act Reduction for any Group II Mortgage Loan incurred during the prior calendar month and (D) after the Fraud Loss Coverage Termination Date, with respect to each Group II Mortgage Loan that became a Fraud Loan during the prior calendar month the excess of one month's interest at the related Net Mortgage Rate on the Stated Principal Balance of such Mortgage Loan as of the Due Date in such month over the amount of Liquidation Proceeds applied as interest on such Mortgage Loan with respect to such month.

          (C) With respect to each Class of Group II Subordinate Certificates, if on any Distribution Date the related Subordination Level of such Class is less than such percentage as of the Closing Date, no distribution of Principal Prepayments will be made to any Class or Classes of Group II Subordinate Certificates junior to such Class (the "Restricted Classes") and the amount otherwise distributable to the Restricted Classes in respect of such Principal Prepayments will be allocated among the remaining Classes of Group II Subordinate Certificates, pro rata, based upon their respective Class Principal Balances.

          SECTION 4.02  Allocation of Losses.

          A. On each Distribution Date, the Trust Administrator shall determine the total of the Applied Loss Amount with respect to the Group I Certificates, if any, for such Distribution Date. The Applied Loss Amount with respect to the Group I Certificates for any Distribution Date shall be applied by reducing the Class Principal Balance of the Class of Group I Subordinate Certificates then outstanding with the lowest relative payment priority, until the respective Class Principal Balance thereof is reduced to zero. Any Applied Loss Amount with respect to the Group I Certificates allocated to a Class of Group I Subordinate Certificates shall be allocated among the Certificates of such Class in proportion to their respective Percentage Interests.

          B. (a) Realized Losses on the Group II Mortgage Loans with respect to any Distribution Date shall be allocated by the Trust Administrator to the Classes of Certificates as follows:

               (i) any Realized Loss shall be allocated first, to the Group II Subordinate Certificates in decreasing order of their alphanumerical Class designations (beginning with the Class II-B-6 Certificates), until the respective Class Principal Balance of each such Class is reduced to zero, and second, to the Group II Senior Certificates, pro rata, on the basis of their respective Class Principal Balances (except if the loss is recognized with respect to a Class II-P Mortgage Loan, in which case the applicable Class II-P Fraction of such loss will first be allocated to the Class II-P Certificates and the remainder for the loss will be allocated as described above); and

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               (ii) On each Distribution Date, Excess Losses for the Group II
          Mortgage Loans will be allocated among all Classes of Group II Certificates (other than the Class II-P and Notional Amount Certificates), pro rata, based on their respective Class Principal Balances (except if the loss is recognized with respect to a Class II-P Mortgage Loan, in which case the applicable Class II-P Fraction of such loss will first be allocated to the Class II-P Certificates and the remainder of the loss will be allocated as described above).

          (b) On each Distribution Date, if the aggregate Class Principal Balance of all Group II Certificates exceeds the aggregate Stated Principal Balance of the Group II Mortgage Loans (after giving effect to distributions of principal and the allocation of all losses to such Certificates on such Distribution Date), such excess will be deemed a principal loss and will be allocated by the Trust Administrator to the most junior Class of Group II Subordinate Certificates then outstanding.

          (c) Any Realized Loss allocated to a Class of Certificates or any reduction in the Class Principal Balance of a Class of Certificates pursuant to Section 4.02B.(b) shall be allocated by the Trust Administrator among the Certificates of such Class in proportion to their respective Certificate Balances.

          (d) Any allocation by the Trust Administrator of Realized Losses to a Certificate or any reduction in the Certificate Balance of a Certificate pursuant to Section 4.02B. shall be accomplished by reducing the Certificate Balance thereof, immediately following the distributions made on the related Distribution Date in accordance with the definition of "Certificate Balance."

          SECTION 4.03  Reserved.

          SECTION 4.04  Monthly Statements to Certificateholders.

          (a) Not later than each Distribution Date, the Trust Administrator shall prepare and cause to be made available to each Certificateholder, the Master Servicer, each Servicer, the Trustee, the Depositor, and each Rating Agency, a statement setting forth with respect to the related distribution:

          (i) the amount thereof allocable to principal, indicating the portion thereof attributable to Scheduled Payments and Principal Prepayments;

          (ii) the amount thereof allocable to interest, indicating the portion thereof attributable to any Class Interest Shortfall or Carryforward Interest, as applicable, included in such distribution;

         (iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall and the allocation thereof as between principal and interest;

          (iv) the Class Principal Balance of each Class of Certificates after giving effect to the distribution of principal on such Distribution Date;

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          (v)  the aggregate Stated Principal Balances of the Mortgage Loans, by
               Loan Group and in the aggregate;

          (vi) the amount of the Master Servicing Fees, the Servicing Fees and the TGIC Fees, if applicable, with respect to such Distribution Date;

          (vii)the Pass-Through Rate for each such Class of Certificates with respect to such Distribution Date;

          (viii) the amount of Advances included in the distribution on such Distribution Date and the aggregate amount of Advances outstanding as of the close of business on such Distribution Date;

          (ix) the number and aggregate principal amounts of Mortgage Loans in foreclosure or delinquent (with a notation indicating which Mortgage Loans, if any, are in foreclosure) (1) 31 to 60 days,
               (2) 61 to 90 days and (4) 91 or more days, as of the close of business on the last day of the calendar month preceding such Distribution Date;

          (x)  the Rolling Three Month  Delinquency  Rate for such  Distribution
               Date;

          (xi) the total number and principal balance of any REO Properties (and market value, if available) as of the close of business on the Determination Date preceding such Distribution Date;

          (xii)the aggregate amount of Realized Losses incurred during the preceding calendar month and aggregate Realized Losses through such Distribution Date;

          (xiii) the weighted average term to maturity of the Mortgage Loans as of the close of business on the last day of the calendar month preceding such Distribution Date; and

          (iii)the number and principal amount of claims submitted and claims paid under the TGIC Policy during the preceding calendar month and the number and principal amount of claims submitted and claims paid under the TGIC Policy through such Distribution Date.

          The Trust Administrator's responsibility for disbursing the above information to the Certificateholders is limited to the availability, timeliness and accuracy of the information derived from the Master Servicer and each Servicer which shall be provided as required in Section 4.05. The information in Sections 4.04(a)(i) through 4.04 (a)(iii) and 4.04(a)(viii) shall be reported on a Certificate Group basis. The information in Sections 4.04(a)(ix) through 4.04(a)(xii) shall be reported on a loan group basis and in the aggregate for Loan Group I and Loan Group II.

          On each Distribution Date, the Trust Administrator shall provide Bloomberg Financial Markets, L.P. ("Bloomberg") cusip level factors for each Class of Offered Certificates as of such Distribution Date, using a format and media mutually acceptable to the Trust Administrator and Bloomberg. In connection with providing the information specified in this

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Section 4.04 to Bloomberg, the Trust Administrator and any director, officer, employee or agent of the Trust Administrator shall be indemnified and held harmless by DLJMC, to the extent, in the manner and subject to the limitations provided in Section 9.05. The Trust Administrator will also make the monthly statements to Certificateholders available each month to each party referred to in Section 4.04(a) via the Trust Administrator's website. The Trust Administrator's website can be accessed at http://www.JPMorgan.com/absmbs or at such other site as the Trust Administrator may designate from time to time. Persons that are unable to use the above website are entitled to have a paper copy mailed to them via first class mail by calling the Trust Administrator at 877-722-1095. The Trust Administrator shall have the right to change the way the reports referred to in this Section are distributed in order to make such distribution more convenient and/or more accessible to the above parties and to the Certificateholders. The Trust Administrator shall provide timely and adequate notification to all above parties and to the Certificateholders regarding any such change. The Trust Administrator may fully rely upon and shall have no liability with respect to information provided by the Master Servicer or any Servicer.

          (b) Upon request, within a reasonable period of time after the end of each calendar year, the Trust Administrator shall cause to be furnished to each Person who at any time during the calendar year was a Certificateholder, a statement containing the information set forth in clauses (a)(i), (a)(ii) and (a)(vi) of this Section 4.04 aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trust Administrator shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trust Administrator pursuant to any requirements of the Code as from time to time in effect.

          SECTION 4.05  Servicer to Cooperate.

          Each Servicer, other than WMMSC, shall provide to the Master Servicer, and WMMSC and the Master Servicer shall provide to the Trust Administrator, the information set forth in Exhibit J in such form as the Trust Administrator shall reasonably request with respect to each Mortgage Loan serviced by the Master Servicer or such Servicer no later than twelve noon on the Data Remittance Date to enable the Trust Administrator to calculate the amounts to be distributed to each class of certificates and otherwise perform its distribution, accounting and reporting requirements hereunder.

          SECTION 4.06  Reserved.

          SECTION 4.07  Basis Risk Reserve Fund.

          (a) On the Closing Date, the Trust Administrator shall establish and maintain in its name, in trust for the benefit of the Holders of the Certificates, the Basis Risk Reserve Fund. The Basis Risk Reserve Fund shall be an Eligible Account, and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys, including without limitation, other moneys held by the Trust Administrator pursuant to this Agreement.

          (b) On each Distribution Date, the Trust Administrator shall transfer from the Certificate Account to the Basis Risk Reserve Fund pursuant to Sections 4.01(II)(d)(ix), the

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Required Basis Risk Reserve Fund Deposit. Amounts on deposit in the Basis Risk
Reserve Fund can be withdrawn by the Trust Administrator in connection with any Distribution Date to fund the amounts required to be distributed to holders of the Group I Certificates in respect of Basis Risk Shortfall pursuant to Section 4.01(I)(d)(v)-(viii) to the extent Monthly Excess Cashflow on such date is insufficient to make such payments. On any Distribution Date, any amounts on deposit in the Basis Risk Reserve Fund in excess of the Required Basis Risk Reserve Fund Amount shall be distributed to the Class I-X Certificateholder pursuant to Section 4.01(I)(d)(x).

          (c) Funds in the Basis Risk Reserve Fund may be invested in Eligible Investments by the Trust Administrator at the direction of the holder of the Class I-X Certificates. Any net investment earnings on such amounts shall be payable to the Depositor. The holder of the Class I-X Certificates shall evidence ownership of the Basis Risk Reserve Fund for federal tax purposes and the holder of the Class I-X Certificates shall direct the Trustee in writing as to the investment of amounts therein. In the absence of such written direction, all funds in the Basis Risk Reserve Fund shall be invested by the Trust Administrator in the JPMorgan Prime Money Market Fund. The Trust Administrator shall have no liability for losses on investments in Eligible Investments made pursuant to this Section 4.07(c) (other than as obligor on any such investments).

          (d) If the Trust Administrator shall deposit in the Basis Risk Reserve Fund any amount not required to be deposited therein, it may at any time withdraw such amount from such Basis Risk Reserve Fund, any provision herein to the contrary notwithstanding.

          (e) On the Distribution Date immediately after the Distribution Date on which the aggregate Class Principal Balance of the LIBOR Certificates equals zero, any amounts on deposit in the Basis Risk Reserve Fund not payable on the LIBOR Certificates shall be deposited into the Certificate Account and distributed to the Holder of the Class I-X Certificate in the same manner as if distributed pursuant to Section 4.01(I)(d)(x) hereof.

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                                   ARTICLE V

                  ADVANCES BY THE MASTER SERVICER AND SERVICERS

          SECTION 5.01  Advances by the Master Servicer and Servicers.

          The Master Servicer and each Servicer shall deposit in the related Collection Account as Advances, an amount equal to all Scheduled Payments (with interest at the Mortgage Rate less the Master Servicing Fee Rate or Servicing Fee Rate, as applicable) which were due on the Mortgage Loans serviced by it during the applicable Collection Period and which were delinquent at the close of business on the immediately preceding Determination Date; provided, however, that with respect to any Balloon Loan that is delinquent on its maturity date, neither the Master Servicer nor the related Servicer will be required to advance the related balloon payment but will be required to continue to make advances in accordance with this Section 5.01 with respect to such Balloon Loan in an amount equal to (a) for the Master Servicer and each Servicer, other than WMMSC, an assumed scheduled payment that would otherwise be due based on the original amortization schedule for that Mortgage Loan and (b) for WMMSC, one month's interest on the outstanding principal balance at the applicable Mortgage Rate, to the extent the Master Servicer or the related Servicer deems such amount to be recoverable. The Master Servicer and each Servicer's obligation to make such Advances as to any related Mortgage Loan will continue through the last Scheduled Payment due prior to the payment in full of such Mortgage Loan, or through the date that the related Mortgaged Property has, in the judgment of the Master Servicer or such Servicer, been completely liquidated. The Master Servicer and each Servicer shall not be required to advance shortfalls of principal or interest resulting from the application of the Soldiers' and Sailors' Civil Relief Act of 1940.

          To the extent required by Accepted Servicing Practices, the Master Servicer and each Servicer shall be obligated to make Advances in accordance with the provisions of this Agreement; provided, however, that such obligation with respect to any related Mortgage Loan shall cease if the Master Servicer or a Servicer determines, in its reasonable opinion, that Advances with respect to such Mortgage Loan are Nonrecoverable Advances. In the event that the Master Servicer or such Servicer determines that any such advances are Nonrecoverable Advances, the Master Servicer or such Servicer shall provide the Trust Administrator and the Trustee with a certificate signed by a Servicing Officer evidencing such determination.

          If an Advance is required to be made hereunder, the Master Servicer or the related Servicer shall on the Cash Remittance Date either (i) deposit in the Collection Account from its own funds an amount equal to such Advance,
(ii) cause to be made an appropriate entry in the records of the Collection Account that funds in such account being held for future distribution or withdrawal have been, as permitted by this Section 5.01, used by the Master Servicer or such Servicer to make such Advance or (iii) make Advances in the form of any combination of clauses (i) and (ii) aggregating the amount of such Advance. Any such funds being held in a Collection Account for future distribution and so used shall be replaced by the Master Servicer or such Servicer from its own funds by deposit in such Collection Account on or before any future Distribution Date in which such funds would be due.

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          If the amount of Advances received from a Servicer, other than
WMMSC, is less than the amount required to be advanced by such Servicer, the Master Servicer shall be obligated to make a payment in an amount equal to such deficiency.

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                                  ARTICLE VI

                               THE CERTIFICATES

          SECTION 6.01  The Certificates.

          The Certificates shall be in substantially the forms set forth in Exhibits A, B, C, D E, F, G, H, I, J and K hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Agreement or as may in the reasonable judgment of the Trust Administrator or the Depositor be necessary, appropriate or convenient to comply, or facilitate compliance, with applicable laws, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange on which any of the Certificates may be listed, or as may, consistently herewith, be determined by the officers executing such Certificates, as evidenced by their execution thereof.

          The definitive Certificates shall be printed, typewritten, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which any of the Certificates may be listed, all as determined by the officers executing such Certificates, as evidenced by their execution thereof.

          The Certificates shall be issuable in registered form, in the minimum denominations, integral multiples in excess thereof (except that one Certificate in each Class may be issued in a different amount which must be in excess of the applicable minimum denomination) and aggregate denominations per Class set forth in the Preliminary Statement.

          The Certificates shall be executed by manual or facsimile signature on behalf of the Trust Administrator by a Responsible Officer. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trust Administrator shall bind the Trust Administrator, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication executed by the Trust Administrator by manual signature, and such certificate of authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

          SECTION 6.02  Registration of Transfer and Exchange of Certificates.

          (a) The Trust Administrator shall maintain, or cause to be maintained, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trust Administrator shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. Upon surrender for registration of transfer of any Certificate, the Trust Administrator shall execute, authenticate and deliver, in the name of the

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designated transferee or transferees, one or more new Certificates in like aggregate interest and of the same Class.

          (b) At the option of a Certificateholder, Certificates may be exchanged for other Certificates of authorized denominations and the same aggregate interest in the Trust Fund and of the same Class, upon surrender of the Certificates to be exchanged at the office or agency of the Trust Administrator set forth in Section 6.06. Whenever any Certificates are so surrendered for exchange, the Trust Administrator shall execute, authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trust Administrator duly executed by the Holder thereof or his attorney duly authorized in writing.

          (c) No service charge to the Certificateholders shall be made for any registration of transfer or exchange of Certificates, but payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates may be required.

          (d) All Certificates surrendered for registration of transfer and exchange shall be canceled and subsequently destroyed by the Trust Administrator in accordance with the Trust Administrator's customary procedures.

          (e) No transfer of any Private Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. Except in connection with any transfer of a Private Certificate by the Depositor to any affiliate, in the event that a transfer is to be made in reliance upon an exemption from the 1933 Act and such laws, in order to assure compliance with the 1933 Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder's prospective transferee shall each certify to the Trust Administrator in writing the facts surrounding the transfer in substantially the form set forth in Exhibit T (the "Transferor Certificate") and (i) deliver a letter in substantially the form of either Exhibit U-1 (the "Investment Letter") or Exhibit U-2 (the "Rule 144A Letter") or (ii) there shall be delivered to the Trust Administrator at the expense of the transferor an Opinion of Counsel that such transfer may be made pursuant to an exemption from the 1933 Act. The Depositor shall provide to any Holder of a Private Certificate and any prospective transferee designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such Certificate without registration thereof under the 1933 Act pursuant to the registration exemption provided by Rule 144A. The Trust Administrator shall cooperate with the Depositor in providing the Rule 144A information referenced in the preceding sentence, including providing to the Depositor such information regarding the Certificates, the Mortgage Loans and other matters regarding the Trust Fund as the Depositor shall reasonably request to meet its obligation under the preceding sentence. Each Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trust Administrator, the Depositor, each Seller, the Master Servicer, each Servicer and the Special

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Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

          (f) No transfer of an ERISA-Restricted Certificate shall be made to any employee benefit or other plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code, to a trustee or other person acting on behalf of any such plan, or to any other person using "plan assets" to effect such acquisition, unless the prospective transferee of a Certificate provides the Trust Administrator with
(i) in the case of an ERISA-Restricted Certificate that has been the subject of an ERISA-Qualifying Underwriting, a certification as set forth in item (d) of Exhibit U-1 or U-2 or item 15 of Exhibit V and in the case of any other ERISA-Restricted Certificate, a certification as set forth in item d(i) of Exhibit U-1 or U-2 or item 15(a) of Exhibit V; or (ii) an Opinion of Counsel which establishes to the reasonable satisfaction of the Trustee and the Trust Administrator that the purchase and holding of an ERISA-Restricted Certificate by, on behalf of or with "plan assets" of such plan is permissible under applicable local law, would not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, and would not subject the Depositor, the Trustee, the Trust Administrator, the Master Servicer or the Servicers or the Special Servicer to any obligation or liability (including liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement or any other liability. The Trust Administrator shall require, where applicable, that such prospective transferee certify to the Trust Administrator in writing the facts establishing that such transferee is not such a plan and is not acting on behalf of or using "plan assets" of any such plan to effect such acquisition.

          (g) Additional restrictions on transfers of the Class AR Certificates to Disqualified Organizations are set forth below:

               (i) Each Person who has or who acquires any ownership interest in a Class AR Certificate shall be deemed by the acceptance or acquisition of such ownership interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trust Administrator or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any ownership interest in a Class AR Certificate are expressly subject to the following provisions:

               (A) Each Person holding or acquiring any ownership interest in a Class AR Certificate shall be other than a Disqualified Organization and shall promptly notify the Trust Administrator of any change or impending change in its status as other than a Disqualified Organization.

               (B) In connection with any proposed transfer of any ownership interest in a Class AR Certificate to a U.S. Person, the Trust Administrator shall require delivery to it, and shall not register the transfer of a Class AR Certificate until its receipt of (1) an affidavit and agreement (a "Transferee Affidavit and Agreement" attached hereto as
                    Exhibit V) from the proposed transferee, in form and substance satisfactory to the Trust Administrator, representing and warranting, among other

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                    things, that it is not a non-U.S. Person, that such
                    transferee is other than a Disqualified Organization, that it is not acquiring its ownership interest in a Class AR Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not other than a Disqualified Organization, that for so long as it retains its ownership interest in a Class AR Certificate, it will endeavor to remain other than a Disqualified Organization, and that it has reviewed the provisions of this Section 6.02(g) and agrees to be bound by them, and (2) a certificate, attached hereto as Exhibit W, from the Holder wishing to transfer a Class AR Certificate, in form and substance satisfactory to the Trust Administrator, representing and warranting, among other things, that no purpose of the proposed transfer is to allow such Holder to impede the assessment or collection of tax.

               (C) Notwithstanding the delivery of a Transferee Affidavit and Agreement by a proposed transferee under clause (B) above, if the Trust Administrator has actual knowledge that the proposed transferee is not other than a Disqualified Organization, no transfer of an ownership interest in a Class AR Certificate to such proposed transferee shall be effected.

               (D) Each Person holding or acquiring any ownership interest in a Class AR Certificate agrees, by holding or acquiring such ownership interest, to require a Transferee Affidavit and Agreement from the other Person to whom such Person attempts to transfer its ownership interest and to provide a certificate to the Trust Administrator in the form attached hereto as Exhibit W.

               (ii) The Trust Administrator shall register the transfer of any Class AR Certificate only if it shall have received the Transferee Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit W and all of such other documents as shall have been reasonably required by the Trust Administrator as a condition to such registration.

               (iii)(A) If any Disqualified Organization shall become a Holder of a Class AR Certificate, then the last preceding Holder that was other than a Disqualified Organization shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such transfer of such Class AR Certificate. If any non-U.S. Person shall become a Holder of a Class AR Certificate, then the last preceding Holder that is a U.S. Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of the transfer to such non-U.S. Person of such Class AR Certificate. If a transfer of a Class AR Certificate is disregarded pursuant to the provisions of Treasury Regulations
          Section 1.860E-1 or Section 1.860G-3, then the last preceding Holder that was other than a Disqualified Organization shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such transfer of such Class AR Certificate. The Trust Administrator shall be under no liability to any Person for any registration of transfer of a Class AR Certificate that is in fact not permitted by this
          Section 6.02(g) or for making any payments due on such

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          Certificate to the Holder thereof or for taking any other action with respect to such Holder under the provisions of this Agreement.

                    (B) If any purported transferee of a Class AR Certificate
               shall become a Holder of a Class AR Certificate in violation of the restrictions in this Section 6.02(g) and to the extent that the retroactive restoration of the rights of the Holder of such Class AR Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Depositor shall have the right, without notice to the Holder or any prior Holder of such Class AR Certificate, to sell such Class AR Certificate to a purchaser selected by the Depositor on such terms as the Depositor may choose. Such purported transferee shall promptly endorse and deliver a Class AR Certificate in accordance with the instructions of the Depositor. Such purchaser may be the Depositor itself or any affiliate of the Depositor. The proceeds of such sale, net of the commissions (which may include commissions payable to the Depositor or its affiliates), expenses and taxes due, if any, shall be remitted by the Depositor to such purported transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Depositor, and the Depositor shall not be liable to any Person having an ownership interest or a purported ownership interest in a Class AR Certificate as a result of its exercise of such discretion.

          (iv) The Master Servicer and each Servicer, on behalf of the Trust Administrator, shall make available, upon written request from the Trust Administrator, all information reasonably available to it that is necessary to compute any tax imposed (A) as a result of the transfer of an ownership interest in a Class AR Certificate to any Person who is not other than a Disqualified Organization, including the information regarding "excess inclusions" of such Residual Certificate required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulation Section 1.860D-1(b)(5), and
               (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organizations described in Section 1381 of the Code having as among its record holders at any time any Person who is not other than a Disqualified Organization. Reasonable compensation for providing such information may be required by the Master Servicer or the Servicer from such Person.

          (v) The provisions of this Section 6.02(g) set forth prior to this Section (v) may be modified, added to or eliminated by the Depositor, provided that there shall have been delivered to the Trust Administrator the following:

                    (A) written notification from each Rating Agency to the
               effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current rating of the Certificates; and

                    (B) a certificate of the Depositor stating that the
               Depositor has received an Opinion of Counsel, in form and substance satisfactory to the Depositor, to the effect that such modification, addition to or elimination of such provisions will not cause the Trust Fund to cease to qualify as a REMIC and will not create a risk

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

               that (i) the Trust Fund may be subject to an entity-level tax caused by the transfer of a Class AR Certificate to a Person which is not other than a Disqualified Organization or (2) a Certificateholder or another Person will be subject to a REMIC-related tax caused by the transfer of applicable Class AR Certificate to a Person which is not other than a Disqualified Organization.

          (vi) The following legend shall appear on each Class AR Certificate:

          ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE SERVICER AND THE TRUST ADMINISTRATOR THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY
          SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), OR (C) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFEROR TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS AR CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THE CLASS AR CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

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

          (h) The Trust Administrator shall have no liability to the Trust Fund arising from a transfer of any such Certificate in reliance upon a certification, ruling or Opinion of Counsel described in this Section 6.02; provided, however, that the Trust Administrator shall not register the transfer of any Class AR Certificate if it has actual knowledge that the proposed transferee does not meet the qualifications of a permitted Holder of a Class AR Certificate as set forth in this Section 6.02.

          SECTION 6.03  Mutilated, Destroyed, Lost or Stolen Certificates.

          If (a) any mutilated Certificate is surrendered to the Trust Administrator, or the Trust Administrator receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to each Servicer, the Trustee and the Trust Administrator such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee and the Trust Administrator that such Certificate has been acquired by a bona fide purchaser, the Trust Administrator shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and interest in the Trust Fund. In connection with the issuance of any new Certificate under this Section 6.03, the Trust Administrator may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trust Administrator) connected therewith. Any replacement Certificate issued pursuant to this Section 6.03 shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

          SECTION 6.04  Persons Deemed Owners.

          Prior to due presentation of a Certificate for registration of transfer, each Servicer, the Trust Administrator, and any agent of the Master Servicer or any Servicer, the Trust Administrator may treat the person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions as provided in this Agreement and for all other purposes whatsoever, and none of the Master Servicer or the Servicers, the Trust Administrator, nor any agent of the Master Servicer or a Servicer or the Trust Administrator shall be affected by any notice to the contrary.

          SECTION  6.05  Access to List of Certificateholders' Names and
                         Addresses.

          (a) If three or more Certificateholders (i) request in writing from the Trust Administrator a list of the names and addresses of Certificateholders, (ii) state that such Certificateholders desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and (iii) provide a copy of the communication which such Certificateholders propose to transmit, then the Trust Administrator shall, within ten Business Days after the receipt of such request, afford such Certificateholders access during normal business hours to a current list of the Certificateholders. The expense of providing any such information requested by a Certificateholder shall be borne by the Certificateholders requesting such information and shall not be borne by the Trust Administrator or the Trustee. Every Certificateholder, by receiving and holding a Certificate, agrees that the Trustee and the Trust Administrator shall not be held accountable by reason of the disclosure of any such information as to the list of the Certificateholders hereunder, regardless of the source from which such information was derived.

          (b) The Master Servicer and each Servicer, so long as it is a servicer hereunder, the Sellers and the Depositor shall have unlimited access to a list of the names and addresses of the Certificateholders which list shall be provided by the Trust Administrator promptly upon request.

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          SECTION 6.06  Maintenance of Office or Agency.

          The Trust Administrator will maintain or cause to be maintained at its expense an office or offices or agency or agencies in New York City where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trust Administrator in respect of the Certificates and this Agreement may be served. The Trust Administrator initially designates its Corporate Trust Office as its office for such purpose. The Trust Administrator will give prompt written notice to the Certificateholders of any change in the location of any such office or agency.

          SECTION 6.07  Book-Entry Certificates.

          Notwithstanding the foregoing, the Book-Entry Certificates, upon original issuance, shall be issued in the form of one or more typewritten Certificates representing the Book-Entry Certificates, to be delivered to DTC, the initial Clearing Agency, by, or on behalf of, the Depositor. The Book-Entry Certificates shall initially be registered on the Certificate Register in the name of Cede & Co., the nominee of DTC, as the initial Clearing Agency, and no Beneficial Holder will receive a definitive certificate representing such Beneficial Holder's interest in the Certificates, except as provided in Section 6.09. Unless and until definitive, fully registered Certificates ("Definitive Certificates") have been issued to the Beneficial Holders pursuant to Section 6.09:

          (a) the provisions of this Section 6.07 shall be in full force and effect with respect to the Book-Entry Certificates;

          (b) the Depositor and the Trust Administrator may deal with the Clearing Agency for all purposes with respect to the Book-Entry Certificates (including the making of distributions on such Certificates) as the sole Holder of such Certificates;

          (c) to the extent that the provisions of this Section 6.07 conflict with any other provisions of this Agreement, the provisions of this Section
6.07 shall control; and

          (d) the rights of the Beneficial Holders of the Book-Entry Certificates shall be exercised only through the Clearing Agency and the Participants and shall be limited to those established by law and agreements between such Beneficial Holders and the Clearing Agency and/or the Participants. Pursuant to the Depository Agreement, unless and until Definitive Certificates are issued pursuant to Section 6.09, the initial Clearing Agency will make book-entry transfers among the Participants and receive and transmit distributions of principal and interest on the related Book-Entry Certificates to such Participants.

          For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Holders of the Book-Entry Certificates evidencing a specified percentage of the aggregate unpaid principal amount of such Certificates, such direction or consent may be given by the Clearing Agency at the direction of Beneficial Holders owning such Certificates evidencing the requisite percentage of principal amount of such Certificates. The Clearing Agency may take conflicting actions with respect to the Book-Entry Certificates to the extent that such actions are taken on behalf of the Beneficial Holders.

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

          SECTION 6.08  Notices to Clearing Agency.

          Whenever notice or other communication to the Holders of Book-Entry Certificates is required under this Agreement, unless and until Definitive Certificates shall have been issued to the related Certificateholders pursuant to Section 6.09, the Trust Administrator shall give all such notices and communications specified herein to be given to Holders of the Book-Entry Certificates to the Clearing Agency which shall give such notices and communications to the related Participants in accordance with its applicable rules, regulations and procedures.

          SECTION 6.09  Definitive Certificates.

          If (a) the Depositor advises the Trust Administrator in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities under the Depository Agreement with respect to the Certificates and the Trust Administrator or the Depositor is unable to locate a qualified successor, (b) the Depositor, at its option, advises the Trust Administrator in writing that it elects to terminate the book-entry system with respect to the Book-Entry Certificates through the Clearing Agency or (c) after the occurrence of an Event of Default, Holders of Book-Entry Certificates evidencing not less than 66-2/3% of the aggregate Class Principal Balance of the Book-Entry Certificates advise the Trust Administrator in writing that the continuation of a book-entry system with respect to the such Certificates through the Clearing Agency is no longer in the best interests of the Holders of such Certificates with respect to the Book-Entry Certificates, the Trust Administrator shall notify all Holders of such Certificates of the occurrence of any such event and the availability of Definitive Certificates. Upon surrender to the Trust Administrator of the such Certificates by the Clearing Agency, accompanied by registration instructions from the Clearing Agency for registration, the Trust Administrator shall authenticate and deliver the Definitive Certificates. Neither the Depositor nor the Trust Administrator shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Clearing Agency shall be deemed to be imposed upon and performed by the Trust Administrator, to the extent applicable with respect to such Definitive Certificates, and the Trust Administrator shall recognize the Holders of Definitive Certificates as Certificateholders hereunder.


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                                  ARTICLE VII

       THE DEPOSITOR, THE SELLERS, THE MASTER SERVICER, THE SERVICERS AND
                             THE SPECIAL SERVICER

          SECTION 7.01 Liabilities of the Sellers, the Depositor, the Master Servicer, the Servicers and the Special Servicer.

          The Depositor, the Sellers, the Master Servicer, any Servicer and the Special Servicer shall each be liable under this Agreement to any other party to this Agreement, including the liability of each Servicer, other than WMMSC, to the Master Servicer, in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by them herein.

          SECTION 7.02 Merger or Consolidation of the Sellers, the Depositor, the Master Servicer, the Servicers or the Special Servicer.

          Subject to the immediately succeeding paragraph, the Depositor, the Sellers, the Master Servicer, any Servicer and the Special Servicer will each do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights and franchises (charter and statutory) and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its respective duties under this Agreement.

          Any Person into which the Depositor, any Seller, the Master Servicer, any Servicer or the Special Servicer may be merged or consolidated, or any Person resulting from any merger or consolidation to which the Depositor, any Seller, the Master Servicer, any Servicer or the Special Servicer shall be a party, or any Person succeeding to the business of the Depositor, any Seller or any Servicer, shall be the successor of the Depositor, such Seller or such Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that (i) the successor or surviving Person to the Master Servicer, any such Servicer (other than WMMSC) or the Special Servicer shall be qualified to sell mortgage loans to, and to service mortgage loans on behalf of, FNMA or FHLMC and (ii) the successor or surviving Person to WMMSC shall have a net worth of at least $15,000,000, unless each of the Rating Agencies acknowledge, at the expense of the successor or surviving person to WMMSC, that its rating of the Certificates in effect immediately prior to such assignment will not be qualified or reduced as a result of such successor or surviving Person to WMMSC not having a net worth of at least $15,000,000.

          Notwithstanding anything else in this Section 7.02 or in Section
7.04 hereof to the contrary, the Master Servicer or a Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided, however, that the Master Servicer or such Servicer gives the Depositor, the Trustee and the Trust Administrator notice of such assignment; and provided further, that such purchaser or transferee accepting such assignment and delegation shall be an institution that is a FNMA and FHLMC approved seller/servicer in good standing,

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which has a net worth of at least $15,000,000, and which is willing to service the Mortgage Loans and executes and delivers to the Depositor, the Trustee and the Trust Administrator an agreement accepting such delegation and assignment, which contains an assumption by such Person of the rights, powers, duties, responsibilities, obligations and liabilities of the Master Servicer or such Servicer, with like effect as if originally named as a party to this Agreement; and provided further, that each of the Rating Agencies acknowledge that its rating of the Certificates in effect immediately prior to such assignment will not be qualified or reduced as a result of such assignment and delegation. In the case of any such assignment and delegation, the Master Servicer or such Servicer shall be released from its obligations under this Agreement (except as provided above), except that the Master Servicer or the Servicer shall remain liable for all liabilities and obligations incurred by it as the Master Servicer or Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the preceding sentence.

          SECTION 7.03 Limitation on Liability of the Sellers, the Depositor, the Master Servicer, the Servicers, the Special Servicer and Others.

          None of the Depositor, the Master Servicer, any Servicer, any Seller, the Special Servicer nor any of the directors, officers, employees or agents of the Depositor, the Master Servicer, any Servicer, any Seller or the Special Servicer shall be under any liability to the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Master Servicer, any Servicer, any Seller or the Special Servicer against any breach of representations or warranties made by it herein or protect the Depositor, the Master Servicer, any Servicer, any Seller or the Special Servicer or any such director, officer, employee or agent from any liability which would otherwise be imposed by reasons of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Master Servicer, any Servicer, any Seller and the Special Servicer and any director, officer, employee or agent of the Depositor, the Master Servicer, any Servicer, any Seller or the Special Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Master Servicer, any Servicer, any Seller and the Special Servicer and any director, officer, employee or agent of the Depositor, the Master Servicer, any Servicer, any Seller or the Special Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. None of the Depositor, the Master Servicer, any Servicer, any Seller or the Special Servicer shall be under any obligation to appear in, prosecute or defend any legal action that is not incidental to their respective duties hereunder and which in its opinion may involve it in any expense or liability; provided, however, that the Depositor, the Master Servicer, any Servicer, any Seller or the Special Servicer may in its discretion undertake any such action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and interests of the Trustee, the Trust Administrator and the Certificateholders hereunder. Anything in this Agreement to the contrary notwithstanding, in no event shall the

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Master Servicer or any Servicer or the Special Servicer be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Master Servicer or the Servicer or the Special Servicer has been advised of the likelihood of such loss or damage and regardless of the form of action.

          SECTION 7.04 Master Servicer and Servicer Not to Resign; Transfer of Servicing.

          (a) Neither the Master Servicer nor any Servicer shall resign from the obligations and duties hereby imposed on it except (i) upon appointment of a successor master servicer or successor servicer and receipt by the Trustee and the Trust Administrator of a letter from each Rating Agency that such a resignation and appointment will not result in a downgrading of the rating of any of the Certificates related to the applicable Mortgage Loans, or (ii) upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination under clause (ii) permitting the resignation of the Master Servicer or a Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee and the Trust Administrator. No such resignation shall become effective until the successor master servicer or successor servicer shall have assumed the Master Servicer or such Servicer's, as applicable, responsibilities, duties, liabilities and obligations hereunder in accordance with Section 8.02 hereof.

          (b) Notwithstanding the foregoing, DLJ Mortgage Capital, Inc. or its transferee shall be entitled to request that the Master Servicer or a Servicer, other than WMMSC, resign and appoint a successor master servicer or servicer, as applicable; provided that such entity delivers to the Trustee and the Trust Administrator the letter required in Section 7.04(a)(i) above.

          SECTION 7.05   Master Servicer, Seller and Servicers May Own
                         Certificates.

          Each of the Master Servicer, any Seller, the Special Servicer and Servicers in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not the Master Servicer, a Seller, the Special Servicer or a Servicer.

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                                 ARTICLE VIII

                                    DEFAULT

          SECTION 8.01 Events of Default.

          "Event of Default", wherever used herein, and as to each Servicer or the Master Servicer, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (a) any failure by the Master Servicer or the Servicer to remit to the Certificateholders or to the Trust Administrator any payment other than an Advance required to be made by the Master Servicer or the Servicer under the terms of this Agreement, which failure shall continue unremedied for a period of one Business Day after the date upon which written notice of such failure shall have been given to the Master Servicer or the Servicer by the Trust Administrator or the Depositor or to the Master Servicer or the Servicer and the Trust Administrator by the Holders of Certificates having not less than 25% of the Voting Rights evidenced by the Certificates; or

          (b) any failure by the Master Servicer or the Servicer to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer or the Servicer contained in this Agreement (except as set forth in (c) and (g) below) which failure (i) materially affects the rights of the Certificateholders and (ii) shall continue unremedied for a period of 60 days after the date on which written notice of such failure shall have been given to the Master Servicer or the Servicer by the Trust Administrator or the Depositor, or to the Master Servicer or the Servicer and the Trust Administrator by the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates; or

          (c) if a representation or warranty set forth in Section 2.03 hereof made solely in its capacity as the Master Servicer or a Servicer shall prove to be materially incorrect as of the time made in any respect that materially and adversely affects interests of the Certificateholders, and the circumstances or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or cured within 90 days after the date on which written notice thereof shall have been given to the Master Servicer or the Servicer and Seller by the Trust Administrator for the benefit of the Certificateholders or by the Depositor; or

          (d) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer or the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

          (e) the Master Servicer or the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency,
readjustment  of  debt,   marshalling  of

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assets and  liabilities  or similar  proceedings  of or  relating  to the Master
Servicer or the Servicer or all or substantially all of the property of the Master Servicer or the Servicer; or

          (f) the Master Servicer or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

          (g) any failure of the Master Servicer or the Servicer to make any Advance in the manner and at the time required to be made from its own funds pursuant to this Agreement and after receipt of notice from the Trust Administrator pursuant to Section 5.01, which failure continues unremedied after 5 p.m., New York City time, on the Business Day immediately following the Master Servicer or the Servicer's receipt of such notice.

          If an Event of Default due to the actions or inaction of the Master Servicer or a Servicer described in clauses (a) through (f) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Trust Administrator shall at the direction of the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates, by notice in writing to the Master Servicer or such Servicer (with a copy to the Rating Agencies), terminate all of the rights and obligations of the Master Servicer or such Servicer under this Agreement (other than rights to reimbursement for Advances and Servicing Advances previously made, as provided in Section 3.08).

          If an Event of Default described in clause (g) shall occur, (i) if the Master Servicer or WMMSC has failed to make any Advance, the Trust Administrator, and (ii) if any Servicer, other than WMMSC, has failed to make any Advance, the Master Servicer, shall prior to the next Distribution Date, immediately make such Advance and terminate the rights and obligations of the Master Servicer or applicable Servicer hereunder and succeed to the rights and obligations of the Master Servicer or such Servicer, as applicable, hereunder pursuant to Section 8.02, including the obligation to make Advances on such succeeding Distribution Date pursuant to the terms hereof. No Event of Default with respect to the Master Servicer or a Servicer shall affect the rights or duties of any other Servicer or constitute an Event of Default as to any other Servicer.

          SECTION 8.02 Master Servicer or Trust Administrator to Act; Appointment of Successor.

          On and after the time the Master Servicer or a Servicer receives a notice of termination pursuant to Section 8.01 hereof or resigns pursuant to
Section 7.04 hereof, subject to the provisions of Section 3.04 hereof, the Trust Administrator (in the case of the Master Servicer or WMMSC), or the Master Servicer (in the case of a Servicer other than WMMSC), shall be the successor in all respects to the Master Servicer or such Servicer, as applicable, in its capacity as servicer under this Agreement and with respect to the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer or such Servicer, as applicable, by the terms and provisions hereof, provided that the Trust Administrator, or the Master Servicer, as applicable, shall not be deemed to have made any representation or warranty as to any Mortgage Loan made by the Master

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Servicer or any Servicer, as applicable, and shall not effect any repurchases or substitutions of any Mortgage Loan. As compensation therefor, the Trust Administrator, or the Master Servicer, as applicable, shall be entitled to all funds relating to the Mortgage Loans that the Master Servicer or the related Servicer, as applicable, would have been entitled to charge to the related Collection Account if the Master Servicer or such Servicer, as applicable, had continued to act hereunder (except that the terminated or resigning Servicer shall retain the right to be reimbursed for advances (including, without limitation, Advances and Servicing Advances) theretofore made by the Master Servicer or the Servicer with respect to which it would be entitled to be reimbursed as provided in Section 3.08 if it had not been so terminated or resigned as Master Servicer or Servicer). Notwithstanding the foregoing, if the Trust Administrator, or the Master Servicer, as applicable, has become the successor to the Master Servicer or a Servicer, as applicable, in accordance with this Section 8.02, the Trust Administrator, or the Master Servicer, as applicable, may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution, the appointment of which does not adversely affect the then current rating of the Certificates, as the successor to the Master Servicer or a Servicer, as applicable, hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer or such Servicer, as applicable, provided that such successor to the Master Servicer or the Servicer, as applicable, shall not be deemed to have made any representation or warranty as to any Mortgage Loan made by the Master Servicer or the related Servicer, as applicable. Pending appointment of a successor to the Master Servicer or a Servicer, as applicable, hereunder, the Trust Administrator, or the Master Servicer, as applicable, unless such party is prohibited by law from so acting, shall act in such capacity as provided herein. In connection with such appointment and assumption, the Trust Administrator, or the Master Servicer, as applicable, may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Master Servicer or the related Servicer, as applicable, hereunder. The Trust Administrator, or the Master Servicer, as applicable, and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. Neither the Trust Administrator, the Master Servicer nor any other successor servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by the failure of the Master Servicer or applicable Servicer to deliver, or any delay in delivering, cash, documents or records to it.

          A Master Servicer or a Servicer that has been terminated shall, at the request of the Trust Administrator, or the Master Servicer, as applicable, but at the expense of such Master Servicer or Servicer, as applicable, deliver to the assuming party all documents and records relating to the applicable Mortgage Loans and an accounting of amounts collected and held by it and otherwise use commercially reasonable efforts to effect the orderly and efficient transfer and assignment of such servicing, but only to the extent of the Mortgage Loans serviced thereunder, to the assuming party. Notwithstanding anything to the contrary contained herein, the termination of the Master Servicer or a Servicer under this Agreement shall not extend to any Sub-Servicer meeting the requirements of Section 3.02(a) and otherwise servicing the related Mortgage Loans in accordance with the servicing provisions of this Agreement.

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          The Master Servicer and each Servicer shall cooperate with the Trust
Administrator and any successor servicer in effecting the termination of the terminated Master Servicer or Servicer's, as applicable, responsibilities and rights hereunder, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Master Servicer or such Servicer, as applicable, to the applicable Collection Account or thereafter received with respect to the Mortgage Loans.

          Neither the Trust Administrator nor any other successor servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (a) the failure of the Master Servicer or any Servicer to (i) deliver, or any delay in delivering, cash, documents or records to it, (ii) cooperate as required by this Agreement, or (iii) deliver the Mortgage Loan to the Trust Administrator as required by this Agreement, or (b) restrictions imposed by any regulatory authority having jurisdiction over the Master Servicer or the related Servicer.

          Any successor to the Master Servicer or a Servicer as servicer shall during the term of its service as servicer maintain in force the policy or policies that the Master Servicer or such Servicer is required to maintain pursuant to Section 3.09(b) hereof.

          SECTION 8.03  Notification to Certificateholders.

          (a) Upon any termination or appointment of a successor to the Master Servicer or any Servicer, the Trust Administrator shall give prompt written notice thereof to the Sellers, and the Certificateholders at their respective addresses appearing in the Certificate Register and to the Rating Agencies, or, as applicable, the Master Servicer shall give prompt written notice thereof to the Trust Administrator.

          (b) Within two Business Days after the occurrence of any Event of Default, the Trust Administrator shall transmit by mail to the Sellers and all Certificateholders, and the Rating Agencies notice of each such Event of Default hereunder known to the Trust Administrator, unless such Event of Default shall have been cured or waived.

          SECTION 8.04  Waiver of Events of Default.

          The Holders representing at least 66% of the Voting Rights of Certificates affected by a default or Event of Default hereunder may waive any default or Event of Default; provided, however, that (a) a default or Event of Default under clause (g) of Section 8.01 may be waived, only by all of the Holders of Certificates affected by such default or Event of Default and (b) no waiver pursuant to this Section 8.04 shall affect the Holders of Certificates in the manner set forth in Section 12.01(b)(i), (ii) or (iii). Upon any such waiver of a default or Event of Default by the Holders representing the requisite percentage of Voting Rights of Certificates affected by such default or Event of Default, such default or Event of Default shall cease to exist and shall be deemed to have been cured and remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

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                                  ARTICLE IX

                            CONCERNING THE TRUSTEE

          SECTION 9.01  Duties of Trustee.

          The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default that may have occurred, undertakes with respect to the Trust Fund to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default of which a Responsible Officer of the Trustee shall have actual knowledge has occurred and remains uncured, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs. Any permissive right of the Trustee set forth in this Agreement shall not be construed as a duty.

          The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee that are specifically required to be furnished pursuant to any provision of this Agreement shall examine them to determine whether they conform to the requirements of this Agreement. The Trustee shall have no duty to recompute, recalculate or verify the accuracy of any resolution, certificate, statement, opinion, report, document, order or other instrument so furnished to the Trustee. If any such instrument is found not to conform in any material respect to the requirements of this Agreement, the Trustee shall notify the Certificateholders of such instrument in the event that the Trustee, after so requesting, does not receive a satisfactorily corrected instrument.

          No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct, its negligent failure to perform its obligations in compliance with this Agreement, or any liability which would be imposed by reason of its willful misfeasance or bad faith; provided, however, that:

               (a) prior to the occurrence of an Event of Default of which a Responsible Officer of the Trustee shall have actual knowledge, and after the curing or of all such Events of Default that may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be personally liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement which it reasonably believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

               (b) the Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless the Trustee was negligent in ascertaining or investigating the pertinent facts;

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               (c) the Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with this Agreement at the direction of the Holders of Certificates evidencing greater than 50% of the Voting Rights allocated to each Class of Certificates relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; and

               (d) no provision of this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it;

               (e) the Trustee shall have no responsibility for any act or omission of the Trust Administrator, it being understood and agreed that the Trustee and Trust Administrator are independent contractors and not agents, partners or joint venturers.

          Except with respect to an Event of Default described in clause (a) of Section 8.01, the Trustee shall not be deemed to have knowledge of any Event of Default or event which, with notice or lapse of time, or both, would become an Event of Default, unless a Responsible Officer of the Trustee shall have received written notice thereof from a Servicer, the Depositor, or a Certificateholder, or a Responsible Officer of the Trustee has actual notice thereof, and in the absence of such notice no provision hereof requiring the taking of any action or the assumption of any duties or responsibility by the Trustee following the occurrence of any Event of Default or event which, with notice or lapse of time or both, would become an Event of Default, shall be effective as to the Trustee.

          The Trustee shall have no duty hereunder with respect to any complaint, claim, demand, notice or other document it may receive or which may be alleged to have been delivered to or served upon it by the parties as a consequence of the assignment of any Mortgage Loan hereunder; provided, however, that the Trustee shall use its best efforts to remit to the Master Servicer or the Servicer upon receipt of any such complaint, claim, demand, notice or other document (i) which is delivered to the Corporate Trust Office of the Trustee, (ii) of which a Responsible Officer has actual knowledge, and
(iii) which contains information sufficient to permit the Trustee to make a determination that the real property to which such document relates is a Mortgaged Property.

          SECTION 9.02  Certain Matters Affecting the Trustee.

          (a) Except as otherwise provided in Section 9.01:

          (i) the Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors, Servicing Officers or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

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          (ii) the Trustee may consult with counsel, financial advisors or accountants and any advice of such Persons or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

          (iii) the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default of which a Responsible Officer of the Trustee shall have actual knowledge (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs;

          (iv) the Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

          (v) prior to the occurrence of an Event of Default hereunder and after the curing or waiver of all Events of Default that may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates evidencing greater than 50% of the Voting Rights allocated to each Class of Certificates; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to taking any such action; the reasonable expense of every such investigation shall be paid (A) by the Master Servicer or by the applicable Servicer in the event that such investigation relates to an Event of Default by the Master Servicer or by such Servicer, respectively, if an Event of Default by the Master Servicer or by such Servicer shall have occurred and is continuing, and
     (B) otherwise by the Certificateholders requesting the investigation;

          (vi) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care;

          (vii) the Trustee shall not be required to expend its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder if it shall

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     have reasonable grounds for believing that repayment of such funds or adequate indemnity against such liability is not assured to it;

          (viii) the Trustee shall not be liable for any loss on any investment of funds pursuant to this Agreement; and

          (ix) the right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act.

          (b) All rights of action under this Agreement or under any of the Certificates, enforceable by the Trustee, may be enforced by it without the possession of any of the Certificates, or the production thereof at the trial or other proceeding relating thereto, and any such suit, action or proceeding instituted by the Trustee shall be brought in its name for the benefit of all the Holders of such Certificates, subject to the provisions of this Agreement.

          SECTION 9.03  Trustee Not Liable for Certificates or Mortgage Loans.

          The recitals contained herein shall be taken as the statements of the Depositor or the Master Servicer or a Servicer, as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement, the Certificates or of any Mortgage Loan or related document. The Trustee shall not be accountable for the use or application by the Depositor, the Sellers, the Master Servicer or the Servicers of any funds paid to the Depositor or the Master Servicer or any Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Certificate Account by the Depositor, the Sellers or the Master Servicer or the Servicers. The Trustee shall not be responsible for the legality or validity of this Agreement or the validity, priority, perfection or sufficiency of the security for the Certificates issued or intended to be issued hereunder. The Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to record this Agreement.

          SECTION 9.04  Trustee May Own Certificates.

          The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates and may transact business with the other parties hereto and with their Affiliates, with the same rights as it would have if it were not the Trustee.

          SECTION 9.05  Trustee's Fees and Expenses.

          The Trustee shall be compensated by the Trust Administrator as separately agreed. The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Depositor and held harmless against any loss, liability or expense (including reasonable attorney's fees and expenses) (i) incurred in connection with any claim or legal action relating to (a) this Agreement, (b) the Certificates, or (c) the performance of any of the Trustee's duties hereunder, other than any loss, liability or expense incurred by reason of willful misconduct , bad faith or negligence in the performance of any of the Trustee's duties hereunder or incurred by reason of any action of the Trustee taken at the direction of the Certificateholders

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and (ii) resulting from any error in any tax or information return prepared by the Master Servicer or a Servicer. Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Trustee hereunder. Without limiting the foregoing, the Depositor covenants and agrees, except as otherwise agreed upon in writing by the Depositor and the Trustee, and except for any such expense, disbursement or advance as may arise from the Trustee's negligence, bad faith or willful misconduct, to pay or reimburse the Trustee, for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement with respect to: (A) the reasonable compensation and the expenses and disbursements of its counsel not associated with the closing of the issuance of the Certificates, (B) the reasonable compensation, expenses and disbursements of any accountant, engineer or appraiser that is not regularly employed by the Trustee, to the extent that the Trustee must engage such persons to perform acts or services hereunder and (C) printing and engraving expenses in connection with preparing any Definitive Certificates. Except as otherwise provided herein, the Trustee shall not be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee in the ordinary course of its duties as Trustee, Registrar, Tax Matters Person or Paying Agent hereunder or for any other expenses. Anything in this Agreement to the contrary notwithstanding, in no event shall the Trustee be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

          SECTION 9.06  Eligibility Requirements for Trustee.

          The Trustee hereunder shall at all times be a corporation or association organized and doing business under the laws of any state or the United States of America, authorized under such laws to exercise corporate trust powers, having ratings on its long-term debt obligations at the time of such appointment in at least the third highest rating category by both Moody's or S&P or such lower ratings as will not cause Moody's or S&P to lower their then-current ratings of the Class A Certificates, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.06 the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 9.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 9.07 hereof.

          SECTION 9.07  Resignation and Removal of Trustee.

          The Trustee may at any time resign and be discharged from the trusts hereby created by (a) giving written notice of resignation to the Depositor, the Sellers, the Trust Administrator, the Master Servicer, the Special Servicer and the Servicers and by mailing notice of resignation by first class mail, postage prepaid, to the Certificateholders at their addresses appearing on the Certificate Register, and to the Rating Agencies, not less than 60 days before the date specified in such notice when, subject to Section 9.08, such resignation is to take effect,

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and (b) acceptance by a successor trustee in accordance with Section 9.08 meeting the qualifications set forth in Section 9.06.

          If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 9.06 hereof and shall fail to resign after written request thereto by the Depositor, or if at any time the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation or if the Trustee breaches any of its obligations or representations hereunder, then the Depositor may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee and one copy to the successor trustee. The Trustee may also be removed at any time by the Holders of Certificates evidencing not less than 50% of the Voting Rights evidenced by the Certificates. Notice of any removal of the Trustee and acceptance of appointment by the successor trustee shall be given to the Rating Agencies by the Depositor.

          If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation or receipt of a notice of removal, the resigning Trustee may, at the Trust Fund's expense, petition any court of competent jurisdiction for the appointment of a successor trustee.

          Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 9.07 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 9.08 hereof.

          SECTION 9.08  Successor Trustee.

          Any successor trustee appointed as provided in Section 9.07 hereof shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee an instrument accepting such appointment hereunder and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The Depositor, upon receipt of all amounts due it hereunder, and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties, and obligations.

          No successor trustee shall accept appointment as provided in this
Section 9.08 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 9.06 hereof and its acceptance shall not adversely affect the then current rating of the Certificates.

          Upon acceptance of appointment by a successor trustee as provided in this Section 9.08, the Depositor shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Depositor fails to mail such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

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          SECTION 9.09  Merger or Consolidation of Trustee.

          Any Person into which the Trustee may be merged or converted or with which it may be consolidated or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided that such Person shall be eligible under the provisions of Section 9.06 hereof without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

          SECTION 9.10  Appointment of Co-Trustee or Separate Trustee.

          Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing any Mortgage Note may at the time be located, the Master Servicer or the Servicers and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the applicable Certificateholders, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 9.10, such powers, duties, obligations, rights and trusts as the Master Servicer or the Servicers and the Trustee may consider necessary or desirable. If the Master Servicer or the Servicers shall not have joined in such appointment within fifteen days after the receipt by it of a request to do so, or in the case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section
9.06 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 9.08.

          Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

          (a) all rights, powers, duties and obligations conferred or imposed upon the Trustee, except for any obligation of the Trustee under this Agreement to advance funds on behalf of the Master Servicer or the Servicer, shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed by the Trustee (whether as Trustee hereunder or as successor to the Master Servicer or the Servicer), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

          (b) no trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; and

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          (c) the Master Servicer or the Servicers and the Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

          Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Master Servicer or the Servicers and the Depositor.

          Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. The Trust Administrator shall not be responsible for all action or inaction of any separate trustee or co-trustee. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

          SECTION 9.11  Office of the Trustee.

          The office of the Trustee for purposes of receipt of notices and demands is the Corporate Trust Office.

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                                   ARTICLE X

                      CONCERNING THE TRUST ADMINISTRATOR

          SECTION 10.01  Duties of Trust Administrator.

          The Trust Administrator, prior to the occurrence of an Event of Default of which a Responsible Officer of the Trust Administrator shall have actual knowledge and after the curing or waiver of all Events of Default that may have occurred, undertakes with respect to the Trust Fund to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default of which a Responsible Officer of the Trust Administrator shall have actual knowledge has occurred and remains uncured, the Trust Administrator shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs. Any permissive right of the Trust Administrator set forth in this Agreement shall not be construed as a duty.

          The Trust Administrator, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trust Administrator that are specifically required to be furnished pursuant to any provision of this Agreement shall examine them to determine whether they conform to the requirements of this Agreement. The Trust Administrator shall have no duty to recompute, recalculate or verify the accuracy of any resolution, certificate, statement, opinion, report, document, order or other instrument so furnished to the Trust Administrator. If any such instrument is found not to conform in any material respect to the requirements of this Agreement, the Trust Administrator shall notify the Certificateholders of such instrument in the event that the Trust Administrator, after so requesting, does not receive a satisfactorily corrected instrument.

          No provision of this Agreement shall be construed to relieve the Trust Administrator from liability for its own negligent action, its own negligent failure to act or its own misconduct, its negligent failure to perform its obligations in compliance with this Agreement, or any liability which would be imposed by reason of its willful misfeasance or bad faith; provided, however, that:

               (a) prior to the occurrence of an Event of Default of which a Responsible Officer of the Trust Administrator shall have actual knowledge, and after the curing or of all such Events of Default that may have occurred, the duties and obligations of the Trust Administrator shall be determined solely by the express provisions of this Agreement, the Trust Administrator shall not be personally liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trust Administrator and the Trust Administrator may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trust Administrator and conforming to the requirements of this Agreement which it reasonably believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

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

               (b) the Trust Administrator shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trust Administrator, unless the Trust Administrator was negligent in ascertaining or investigating the pertinent facts;

               (c) the Trust Administrator shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with this Agreement or at the direction of the Holders of Certificates evidencing greater than 50% of the Voting Rights allocated to each Class of Certificates relating to the time, method and place of conducting any proceeding for any remedy available to the Trust Administrator, or exercising any trust or power conferred upon the Trust Administrator, under this Agreement; and

               (d) no provision of this Agreement shall require the Trust Administrator to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          The Trust Administrator shall have no duty (A) to see to any recording, filing or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording, filing or depositing or to any rerecording, refiling or redepositing of any thereof,
(B) to see to any insurance, or (C) to see to the payment or discharge of any tax, assessment or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Fund other than from funds available in the Certificate Account.

          Except with respect to an Event of Default described in clause (a) of Section 8.01, the Trust Administrator shall not be deemed to have knowledge of any Event of Default or event which, with notice or lapse of time, or both, would become an Event of Default, unless a Responsible Officer of the Trust Administrator shall have received written notice thereof from the Master Servicer or a Servicer, the Depositor, or a Certificateholder, or a Responsible Officer of the Trust Administrator has actual notice thereof, and in the absence of such notice no provision hereof requiring the taking of any action or the assumption of any duties or responsibility by the Trust Administrator following the occurrence of any Event of Default or event which, with notice or lapse of time or both, would become an Event of Default, shall be effective as to the Trust Administrator.

          The Trust Administrator shall have no duty hereunder with respect to any complaint, claim, demand, notice or other document it may receive or which may be alleged to have been delivered to or served upon it by the parties as a consequence of the assignment of any Mortgage Loan hereunder; provided, however, that the Trust Administrator shall use its best efforts to remit to the Master Servicer or the Servicer upon receipt of any such complaint, claim, demand, notice or other document (i) which is delivered to the Corporate Trust Office of the Trust Administrator, (ii) of which a Responsible Officer has actual knowledge, and (iii) which

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contains information sufficient to permit the Trust Administrator to make a determination that the real property to which such document relates is a Mortgaged Property.

          SECTION 10.02  Certain Matters Affecting the Trust Administrator.

          (a) Except as otherwise provided in Section 10.01:

          (i) the Trust Administrator may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors, Servicing Officers or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (ii) the Trust Administrator may consult with counsel, financial advisors or accountants and any advice of such Persons or opinion of counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion of counsel;

          (iii) the Trust Administrator shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trust Administrator reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trust Administrator of the obligation, upon the occurrence of an Event of Default of which a Responsible Officer of the Trust Administrator shall have actual knowledge (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs;

          (iv) the Trust Administrator shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

          (v) prior to the occurrence of an Event of Default hereunder and after the curing or waiver of all Events of Default that may have occurred, the Trust Administrator shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates evidencing greater than 50% of the Voting Rights allocated to each Class of Certificates; provided, however, that if the payment within a reasonable time to the Trust Administrator of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trust Administrator, not reasonably assured to the Trust Administrator by the security afforded to it by the terms

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

     of this Agreement, the Trust Administrator may require reasonable indemnity against such expense or liability as a condition to taking any such action; the reasonable expense of every such investigation shall be paid (A) by the Master Servicer or by the applicable Servicer in the event that such investigation relates to an Event of Default by the Master Servicer or by such Servicer, respectively, if an Event of Default by the Master Servicer or such Servicer shall have occurred and is continuing, and (B) otherwise by the Certificateholders requesting the investigation;

          (vi) the Trust Administrator may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trust Administrator shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care;

          (vii) the Trust Administrator shall not be required to expend its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such liability is not assured to it;

          (viii) the Trust Administrator shall not be liable for any loss on any investment of funds pursuant to this Agreement except as provided in
     Section 3.05(e);

          (ix) the right of the Trust Administrator to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trust Administrator shall not be answerable for other than its negligence or willful misconduct in the performance of such act; and

          (x) The Trust Administrator shall not be required to give any bond or surety in respect of the execution of the Trust Fund created hereby or the powers granted hereunder.

          (b) All rights of action under this Agreement or under any of the Certificates, enforceable by the Trust Administrator, may be enforced by it without the possession of any of the Certificates, or the production thereof at the trial or other proceeding relating thereto, and any such suit, action or proceeding instituted by the Trust Administrator shall be brought in its name for the benefit of all the Holders of such Certificates, subject to the provisions of this Agreement.

          SECTION 10.03 Trust Administrator Not Liable for Certificates or Mortgage Loans.

          The recitals contained herein shall be taken as the statements of the Depositor or the Master Servicer or a Servicer, as the case may be, and the Trust Administrator assumes no responsibility for their correctness. The Trust Administrator makes no representations as to the validity or sufficiency of this Agreement, the Certificates or of any Mortgage Loan or related document. The Trust Administrator shall not be accountable for the use or application by the Depositor, the Sellers, the Master Servicer or the Servicers of any funds paid to the Depositor or the Master Servicer or any Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Certificate Account by the Depositor, the Sellers or the Master Servicer or the Servicers. The Trust Administrator shall not be responsible for the legality or validity of this

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Agreement or the validity, priority, perfection or sufficiency of the security for the Certificates issued or intended to be issued hereunder. The Trust Administrator shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection for any security interest or lien granted to it hereunder or to record this Agreement.

          SECTION 10.04  Trust Administrator May Own Certificates.

          The Trust Administrator in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not the Trust Administrator.

          SECTION 10.05  Trust Administrator's Fees and Expenses.

          The Trust Administrator and any director, officer, employee or agent of the Trust Administrator shall be indemnified by DLJMC and held harmless (up to a maximum of $150,000) against any loss, liability or expense (including reasonable attorney's fees and expenses) (i) incurred in connection with any claim or legal action relating to (a) this Agreement, (b) the Certificates,
(c) the Custodial Agreement, or (d) the performance of any of the Trust Administrator's duties hereunder or under the Custodial Agreement, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of the Trust Administrator's duties hereunder or incurred by reason of any action of the Trust Administrator taken at the direction of the Certificateholders and (ii) resulting from any error in any tax or information return prepared by the Master Servicer or a Servicer. Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Trust Administrator hereunder. Without limiting the foregoing, DLJMC covenants and agrees, except as otherwise agreed upon in writing by DLJMC and the Trust Administrator, and except for any such expense, disbursement or advance as may arise from the Trust Administrator's negligence, bad faith or willful misconduct, to pay or reimburse the Trust Administrator (up to a maximum of $150,000), for all reasonable expenses, disbursements and advances incurred or made by the Trust Administrator in accordance with any of the provisions of this Agreement with respect to: (A) the reasonable compensation and the expenses and disbursements of its counsel not associated with the closing of the issuance of the Certificates, (B) the reasonable compensation, expenses and disbursements of any accountant, engineer or appraiser that is not regularly employed by the Trust Administrator, to the extent that the Trust Administrator must engage such persons to perform acts or services hereunder and (C) printing and engraving expenses in connection with preparing any Definitive Certificates. In addition, DLJMC covenants and agrees, to pay or reimburse the Trust Administrator for recertification fees required to be paid by the Trust Administrator pursuant to a Custodial Agreement. In addition, DLJMC covenants and agrees to pay or reimburse the Trust Administrator for any payments required to be paid by the Trust Administrator pursuant to Sections 7 and 24 of the Custodial Agreement dated as of April 1, 2002 by and among Bank One, National Association, as Trustee, JPMorgan Chase Bank, as Trust Administrator, and State Street Bank & Trust Company, as Custodian. Except as otherwise provided herein, the Trust Administrator shall not be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trust Administrator in the ordinary course of its duties as Trust Administrator, Registrar, Tax Matters Person or Paying Agent hereunder or for any other expenses. Anything in this Agreement to the contrary

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notwithstanding, in no event shall the Trust Administrator be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Trust Administrator has been advised of the likelihood of such loss or damage and regardless of the form of action.

          SECTION 10.06  Eligibility Requirements for Trust Administrator.

          The Trust Administrator hereunder shall at all times be a corporation or association organized and doing business under the laws of any state or the United States of America, authorized under such laws to exercise corporate trust powers, having ratings on its long-term debt obligations at the time of such appointment in at least the third highest rating category by both Moody's and S&P or such lower ratings as will not cause Moody's or S&P to lower their then-current ratings of the Class A Certificates, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 10.06 the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trust Administrator shall cease to be eligible in accordance with the provisions of this Section 10.06, the Trust Administrator shall resign immediately in the manner and with the effect specified in Section 10.07 hereof.

          SECTION 10.07  Resignation and Removal of Trust Administrator.

          The Trust Administrator may at any time resign and be discharged from the trusts hereby created by (a) giving written notice of resignation to the Depositor, the Sellers, the Trustee, the Master Servicer, the Special Servicer and the Servicers and by mailing notice of resignation by first class mail, postage prepaid, to the Certificateholders at their addresses appearing on the Certificate Register, and to the Rating Agencies, not less than 60 days before the date specified in such notice when, subject to Section 10.08, such resignation is to take effect, and (b) acceptance by a successor trust administrator in accordance with Section 10.08 meeting the qualifications set forth in Section 10.06.

          If at any time the Trust Administrator shall cease to be eligible in accordance with the provisions of Section 10.06 hereof and shall fail to resign after written request thereto by the Depositor, or if at any time the Trust Administrator shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trust Administrator or of its property shall be appointed, or any public officer shall take charge or control of the Trust Administrator or of its property or affairs for the purpose of rehabilitation, conservation or liquidation or if the Trust Administrator breaches any of its obligations or representations hereunder, then the Depositor may remove the Trust Administrator and appoint a successor trust administrator by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trust Administrator and one copy to the successor trust administrator. The Trust Administrator may also be removed at any time by the Trustee or the Holders of Certificates evidencing not less than 50% of the Voting Rights evidenced by the Certificates. Notice of any removal of the Trust Administrator and acceptance of appointment by the successor trust administrator shall be given to the Rating Agencies by the Depositor.

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          If no successor trust administrator shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation or receipt of a notice of removal, the resigning Trust Administrator may, at the Trust Fund's expense, petition any court of competent jurisdiction for the appointment of a successor trust administrator.

          Any resignation or removal of the Trust Administrator and appointment of a successor trust administrator pursuant to any of the provisions of this Section 10.07 shall become effective upon acceptance of appointment by the successor trust administrator as provided in Section 10.08 hereof.

          SECTION 10.08  Successor Trust Administrator.

          Any successor trust administrator appointed as provided in Section
10.07 hereof shall execute, acknowledge and deliver to the Depositor and to its predecessor trust administrator an instrument accepting such appointment hereunder and thereupon the resignation or removal of the predecessor trust administrator shall become effective and such successor trust administrator, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trust administrator herein. The Depositor, upon receipt of all amounts due it hereunder, and the predecessor trust administrator shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trust administrator all such rights, powers, duties, and obligations.

          No successor trust administrator shall accept appointment as provided in this Section 10.08 unless at the time of such acceptance such successor trust administrator shall be eligible under the provisions of
Section 10.06 hereof and its acceptance shall not adversely affect the then current rating of the Certificates.

          Upon acceptance of appointment by a successor trust administrator as provided in this Section 10.08, the Depositor shall mail notice of the succession of such trust administrator hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Depositor fails to mail such notice within ten days after acceptance of appointment by the successor trust administrator, the successor trust administrator shall cause such notice to be mailed at the expense of the Depositor.

          SECTION 10.09  Merger or Consolidation of Trust Administrator.

          Any Person into which the Trust Administrator may be merged or converted or with which it may be consolidated or any Person resulting from any merger, conversion or consolidation to which the Trust Administrator shall be a party, or any Person succeeding to the business of the Trust Administrator, shall be the successor of the Trust Administrator hereunder, provided that such Person shall be eligible under the provisions of Section
10.06 hereof without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

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          SECTION 10.10  Appointment of Co-Trust Administrator or
                         Separate Trust Administrator.

          Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing any Mortgage Note may at the time be located, the Master Servicer or the Servicers and the Trust Administrator acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trust Administrator to act as co-trust administrator or co-trust administrators jointly with the Trust Administrator, or separate trust administrator or separate trust administrators, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the applicable Certificateholders, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 10.10, such powers, duties, obligations, rights and trusts as the Master Servicer or the Servicers and the Trust Administrator may consider necessary or desirable. If the Master Servicer or the Servicers shall not have joined in such appointment within fifteen days after the receipt by it of a request to do so, or in the case an Event of Default shall have occurred and be continuing, the Trust Administrator alone shall have the power to make such appointment. No co-trust administrator or separate trust administrator hereunder shall be required to meet the terms of eligibility as a successor trust administrator under Section
10.06 and no notice to Certificateholders of the appointment of any co-trust administrator or separate trust administrator shall be required under Section 10.08.

          Every separate trust administrator and co-trust administrator shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

          (a) all rights, powers, duties and obligations conferred or imposed upon the Trust Administrator, except for any obligation of the Trust Administrator under this Agreement to advance funds on behalf of the Master Servicer or the Servicer, shall be conferred or imposed upon and exercised or performed by the Trust Administrator and such separate trust administrator or co-trust administrator jointly (it being understood that such separate trust administrator or co-trust administrator is not authorized to act separately without the Trust Administrator joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed by the Trust Administrator (whether as Trust Administrator hereunder or as successor to the Master Servicer or the Servicer), the Trust Administrator shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trust administrator or co-trust administrator, but solely at the direction of the Trust Administrator;

          (b) no trust administrator hereunder shall be held personally liable by reason of any act or omission of any other trust administrator hereunder; and

          (c) the Master Servicer or the Servicers and the Trust Administrator acting jointly may at any time accept the resignation of or remove any separate trust administrator or co-trust administrator.

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          Any notice, request or other writing given to the Trust
Administrator shall be deemed to have been given to each of the then separate trust administrators and co-trust administrators, as effectively as if given to each of them. Every instrument appointing any separate trust administrator or co-trust administrator shall refer to this Agreement and the conditions of this Article X. Each separate trust administrator and co-trust administrator, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trust Administrator or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trust Administrator. Every such instrument shall be filed with the Trust Administrator and a copy thereof given to the Master Servicer or the Servicers and the Depositor.

          Any separate trust administrator or co-trust administrator may, at any time, constitute the Trust Administrator, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. The Trust Administrator shall not be responsible for any action or inaction of any separate Trust Administrator or Co-Trust Administrator. If any separate trust administrator or co-trust administrator shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trust Administrator, to the extent permitted by law, without the appointment of a new or successor trust administrator.

          SECTION 10.11  Office of the Trust Administrator.

          The office of the Trust Administrator for purposes of receipt of notices and demands is the Corporate Trust Office.

          SECTION 10.12  Tax Return.

          The Master Servicer and each Servicer, upon request, will furnish the Trust Administrator with all such information related to the Mortgage Loans in the possession of the Master Servicer or such Servicer as may be reasonably required in connection with the preparation by the Trust Administrator of all tax and information returns of the Trust Fund, and the Trust Administrator shall sign such returns. The Master Servicer and each Servicer, severally and not jointly, shall indemnify the Trust Administrator for all reasonable costs, including legal fees and expenses, related to errors in such tax returns due to errors only in such information provided by the Master Servicer or by such Servicer.

          SECTION 10.13  Filings.

          The Trust Administrator shall, on behalf of the Trust, cause to be filed with the Securities and Exchange Commission any periodic reports required to be filed under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder. In connection with the preparation and filing of such periodic reports, the Depositor and the Master Servicer and each Servicer shall timely provide to the Trust Administrator all material information requested by the Trust Administrator and reasonably available to them which is required to be included in such reports.

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The Trust  Administrator shall have no liability with
respect to any failure to properly prepare or file such periodic reports resulting from or relating to the Trust Administrator's inability or failure to obtain any information not resulting from its own negligence or willful misconduct.

          SECTION 10.14  Determination of Certificate Index.

          On each Interest Determination Date, the Trust Administrator shall determine the Certificate Index for the Accrual Period and inform the Master Servicer and each Servicer of such rate.

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                                  ARTICLE XI

                                  TERMINATION

          SECTION 11.01 Termination upon Liquidation or Purchase of all Mortgage Loans.

          The obligations and responsibilities of the Master Servicer, the Special Servicer or the Servicers, the Sellers, the Depositor, the Trustee and the Trust Administrator created hereby with respect to the Trust Fund created hereby shall terminate upon the earlier of:

               (A) (i) with respect to Loan Group I, the purchase by Olympus at its election, of all Group I Mortgage Loans and all property acquired in respect of any remaining Group I Mortgage Loan, which purchase right Olympus may exercise at its sole and exclusive election as of any Distribution Date (such applicable Distribution Date with respect to Loan Group I being herein referred to as the "Optional Termination Date") on or after the date on which the aggregate Principal Balance of the Group I Mortgage Loans at the time of the purchase is less than 5% of the aggregate Principal Balance of the Group I Mortgage Loans as of the Cut-off Date; and

                    (ii) with respect to Loan Group II, the purchase by Olympus at its election, of all Group II Mortgage Loans and all property acquired in respect of any remaining Group II Mortgage Loan, which purchase right Olympus may exercise at its sole and exclusive election as of any Distribution Date (such applicable Distribution Date with respect to Loan Group II, being herein referred to as the "Optional Termination Date") on or after the date on which the aggregate Principal Balance of the Group II Mortgage Loans, at the time of the purchase is less than 5% of the aggregate Principal Balance of the Group II Mortgage Loans as of the Cut-off Date; or

               (B) the later of (i) twelve months after the maturity of the last Mortgage Loan remaining in the Trust Fund, (ii) the liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (iii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to this Agreement.

          In no event shall the trust created hereby continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants of Mr. Joseph P. Kennedy, former Ambassador of the United States to Great Britain, living on the date of execution of this Agreement or
(ii) the Distribution Date in April 2032.

          The Mortgage Loan Purchase Price for any such Optional Termination shall be equal to the sum of (i) 100% of the Stated Principal Balance of each Mortgage Loan in the applicable Loan Group (other than in respect of REO Property) plus accrued and unpaid interest thereon from the date to which such interest was paid or advanced at the sum of the applicable Mortgage Rate, to but not including the Due Date in the month of the final Distribution Date (or the Net Mortgage Rate with respect to any Mortgage Loan currently serviced by the entity exercising such Optional Termination) and (ii) with respect to any REO Property, the lesser of

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(x) the appraised value of any REO Property as determined by the higher of two appraisals completed by two independent appraisers selected by the Depositor at the expense of the Depositor and (y) the Stated Principal Balance of each Mortgage Loan in the related Loan Group related to any REO Property, in each case and (iii) any remaining unreimbursed Advances, Servicing Advances and Servicing Fees. The Trust Administrator shall give notice to the Rating Agencies of election to purchase the Mortgage Loans pursuant to this Section
11.01 and of the Optional Termination Date.

          SECTION 11.02  Procedure Upon Optional Termination.

          (a) In case of any Optional Termination pursuant to Section 11.01, Olympus shall, at least twenty days prior to the date notice is to be mailed to the affected Certificateholders notify the Trustee and Trust Administrator of such Optional Termination Date and of the applicable purchase price of the Mortgage Loans to be purchased.

          (b) Any purchase of the Mortgage Loans by Olympus shall be made on an Optional Termination Date by deposit of the applicable purchase price into the Certificate Account, as applicable, before the Distribution Date on which such purchase is effected. Upon receipt by the Trust Administrator of an Officer's Certificate of Olympus certifying as to the deposit of such purchase price into the Certificate Account, the Trust Administrator and each co-trust administrator and separate trust administrator, if any, then acting as such under this Agreement, shall, upon request and at the expense of Olympus execute and deliver all such instruments of transfer or assignment, in each case without recourse, as shall be reasonably requested by Olympus to vest title in Olympus in the Mortgage Loans so purchased and shall transfer or deliver to Olympus the purchased Mortgage Loans. Any distributions on the Mortgage Loans which have been subject to an Optional Termination received by the Trustee subsequent to (or with respect to any period subsequent to) the Optional Termination Date shall be promptly remitted by it to Olympus.

          (c) Notice of the Distribution Date on which the Master Servicer or a Servicer anticipates that the final distribution shall be made on a Class of Certificates (whether upon Optional Termination or otherwise), shall be given promptly by the Master Servicer or such Servicer to the Trust Administrator and by the Trust Administrator by first class mail to Holders of the affected Certificates. Such notice shall be mailed no earlier than the 15th day and not later than the 10th day preceding the applicable Optional Termination Date or date of final distribution, as the case may be. Such notice shall specify (i) the Distribution Date upon which final distribution on the affected Certificates will be made upon presentation and surrender of such Certificates at the office or agency therein designated, (ii) the amount of such final distribution and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, such distribution being made only upon presentation and surrender of such Certificates at the office or agency maintained for such purposes (the address of which shall be set forth in such notice).

          (d) In the event that any Certificateholders shall not surrender Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Trust Administrator shall give a second written notice to the remaining such Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto.

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If within six months after the second notice all the Certificates shall not have been surrendered for cancellation, the Trust Administrator may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain subject to the Trust Fund.

          (e) Notwithstanding anything to the contrary herein, the occurrence of an Optional Termination shall be subject to, and shall in no way adversely affect, the right of WMMSC to continue servicing and collecting its Servicing Fee for any WMMSC Serviced Mortgage Loan that remains outstanding at the time of such Optional Termination.

          SECTION 11.03  Additional Termination Requirements.

          (a) In the event Olympus exercises an Optional Termination pursuant to Section 11.01, the Trust Fund shall be terminated in accordance with the following additional requirements, unless the Trustee and the Trust Administrator have received an Opinion of Counsel to the effect that the failure to comply with the requirements of this Section will not (i) result in the imposition of taxes on a "prohibited transaction" of the REMIC, as described in Section 860F of the Code, or (ii) cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding:

               (i) within 90 days prior to the final Distribution Date set forth in the notice given by Olympus under Section 11.02, the Holder of the Class AR Certificates shall adopt a plan of complete liquidation of REMIC 1 or REMIC 2, as applicable; and

               (ii) at or after the time of adoption of any such plan of complete liquidation for REMIC 1 or REMIC 2, as applicable, at or prior to the final Distribution Date, the Trustee shall sell all of the assets of REMIC 1 or REMIC 2, as applicable, to Olympus for cash; provided, however, that in the event that a calendar quarter ends after the time of adoption of such a plan of complete liquidation but prior to the final Distribution Date, the Trustee shall not sell any of the assets of such REMIC prior to the close of that calendar quarter.

          (b) Upon the exercise of an Optional Termination by Olympus in respect of one Subsidiary REMIC pursuant to paragraph (a) of this Section, followed by the exercise of an Optional Termination in respect of the other Subsidiary REMIC (the "Second Subsidiary REMIC") pursuant to Section 11.01, the Middle REMIC and the Master REMIC shall be terminated in accordance with the following additional requirements, unless the Trustee and the Trust Administrator have received an Opinion of Counsel to the effect that the failure to comply with the requirements of this Section will not (i) result in the imposition of taxes on a "prohibited transaction" of the REMIC, as described in Section 860F of the Code, or (ii) cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding:

               (i) concurrently with the adoption of the plan of complete liquidation of the Second Subsidiary REMIC, as set forth in paragraph (a) of this Section, the Holder of the Class AR Certificates shall adopt a plan of complete liquidation of the Middle REMIC and the Master REMIC; and

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               (ii) at or after the time of adoption of any such plan of
          complete liquidation for the Middle REMIC and the Master REMIC, at or prior to the final Distribution Date of the Second Subsidiary REMIC to be terminated, the Trustee shall sell all of the assets of the Middle REMIC and the Master REMIC to Olympus for cash; provided, however, that in the event that a calendar quarter ends after the time of adoption of such a plan of complete liquidation but prior to the final Distribution Date, the Trustee shall not sell any of the assets of the Middle REMIC and the Master REMIC prior to the close of that calendar quarter.

          (c) By its acceptance of a Class AR Certificate, the Holder thereof hereby agrees to adopt such a plan of complete liquidation and to take such other action in connection therewith as may be reasonably required to liquidate and otherwise terminate the Middle REMIC and the Master REMIC, Subsidiary REMIC 1 or Subsidiary REMIC 2, as applicable.

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


                                  ARTICLE XII

                           MISCELLANEOUS PROVISIONS

          SECTION 12.01  Amendment.

          (a) This Agreement may be amended from time to time by the Depositor, the Master Servicer, the Servicers, the Special Servicer, the Sellers, the Trust Administrator and the Trustee, without the consent of any of the Certificateholders,

          (i) to cure any error or ambiguity,

          (ii) to correct or supplement any provisions herein that may be inconsistent with any other provisions herein or in the Prospectus Supplement,

          (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of the Trust Fund as a REMIC at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect the status of the Trust Fund as a REMIC or adversely affect in any material respect the interests of any Certificateholder,

          (iv) in connection with the appointment of a successor servicer, to modify, eliminate or add to any of the servicing provisions, provided the Rating Agencies confirm the rating of the Certificates; or

          (v) to make any other provisions with respect to matters or questions arising under this Agreement that are not materially inconsistent with the provisions of this Agreement, provided that such action shall not adversely affect in any material respect the interests of any Certificateholder or cause an Adverse REMIC Event.

          (b) This Agreement may be amended from time to time by the Depositor, the Master Servicer, the Servicers, the Special Servicer, the Sellers, the Trust Administrator and the Trustee with the consent of the Holders of Certificates evidencing, in the aggregate, not less than 66-2/3% of the Voting Rights of all the Certificates for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of the Certificates; provided, however, that no such amendment may (i) reduce in any manner the amount of, delay the timing of or change the manner in which payments received on or with respect to Mortgage Loans are required to be distributed with respect to any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of a Class of Certificates in a manner other than as set forth in (i) above without the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Voting Rights of such Class, (iii) reduce the aforesaid percentages of Voting Rights, the holders of which are required to consent to any such amendment without the consent of 100% of the Holders of Certificates of the Class affected

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thereby, (iv) change the percentage of the Stated Principal Balance of the
Mortgage Loans specified in Section 11.01(a) relating to optional termination of the Trust Fund or (v) modify the provisions of this Section 12.01.

          It shall not be necessary for the consent of Certificateholders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trust Administrator may prescribe.

          (c) Promptly after the execution of any amendment to this Agreement, the Trust Administrator shall furnish written notification of the substance of such amendment to each Certificateholder, and the Rating Agencies.

          (d) Prior to the execution of any amendment to this Agreement, each of the Trustee and the Trust Administrator shall receive and be entitled to conclusively rely on an Opinion of Counsel (at the expense of the Person seeking such amendment) stating that the execution of such amendment is authorized and permitted by this Agreement. The Trustee and the Trust Administrator may, but shall not be obligated to, enter into any such amendment which affects the Trustee's or the Trust Administrator's own rights, duties or immunities under this Agreement.

          SECTION 12.02  Recordation of Agreement; Counterparts.

          (a) This Agreement (other than Schedule I) is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere. Such recordation, if any, shall be effected by the related Servicer at its expense.

          (b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

          SECTION 12.03  Governing Law.

          THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO AND THE CERTIFICATEHOLDERS SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          SECTION 12.04  Intention of Parties.

          (a) It is the express intent of the Depositor, the Sellers, the Master Servicer, the Servicers, the Special Servicer, the Trust Administrator and the Trustee that (i) the conveyance

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by GreenPoint of the GreenPoint Mortgage Loans to DLJMC, (ii) the conveyance by WMMSC of the WMMSC Mortgage Loans to the Depositor pursuant to the Mortgage Loan Purchase Agreement, (iii) the conveyance by DLJMC of the Mortgage Loans to the Depositor pursuant to the Assignment and Assumption Agreement and (iv) the conveyance by the Depositor to the Trustee as provided for in Section 2.01 of each of the Sellers' and Depositor's right, title and interest in and to the Mortgage Loans be, and be construed as, an absolute sale and assignment by GreenPoint to DLJMC of the GreenPoint Mortgage Loans, by WMMSC to the Depositor of the WMMSC Mortgage Loans and by DLJMC to the Depositor and by the Depositor to the Trustee of the Mortgage Loans for the benefit of the Certificateholders. Further, it is not intended that any conveyance be deemed to be a pledge of the Mortgage Loans by GreenPoint to DLJMC, by WMMSC to the Depositor, by DLJMC to the Depositor or by the Depositor to the Trustee to secure a debt or other obligation. However, in the event that the Mortgage Loans are held to be property of GreenPoint, WMMSC, DLJMC or the Depositor, as applicable, or if for any reason the Assignment and Assumption Agreement, the Mortgage Loan Purchase Agreement or this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that (i) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (ii) the conveyances provided for in Section 2.01 shall be deemed to be a grant by the Sellers and the Depositor to the Trustee on behalf of the Certificateholders, to secure payment in full of the Secured Obligations (as defined below), of a security interest in all of the Sellers' and the Depositor's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the Mortgage Loans, including the Mortgage Notes, the Mortgages, any related insurance policies and all other documents in the related Mortgage Files, and all accounts, contract rights, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and uncertificated securities consisting of, arising from or relating to (A) the Mortgage Loans, including with respect to each Mortgage Loan, the Mortgage Note and related Mortgage, and all other documents in the related Trustee Mortgage Files, and including any Qualified Substitute Mortgage Loans; (B) pool insurance policies, hazard insurance policies and any bankruptcy bond relating to the foregoing, if applicable; (C) the Certificate Account; (D) the Collection Account; (E) all amounts payable after the Cut-off Date to the holders of the Mortgage Loans in accordance with the terms thereof; (F) all income, payments, proceeds and products of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account, whether in the form of cash, instruments, securities or other property; and (G) all cash and non-cash proceeds of any of the foregoing; (iii) the possession by the Trustee or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, documents, advices of credit, letters of credit, goods, certificated securities or chattel paper shall be deemed to be a "possession by the secured party", or possession by a purchaser or a person designated by him or her, for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-313, 8-313 or 8-321 thereof); and (iv) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, securities intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law. "Secured Obligations" means (i) the rights of each Certificateholder to be paid any amount owed to it under this Agreement and (ii) all other obligations of the Sellers and the Depositor under this Agreement and the Assignment and Assumption Agreement.

          (b) The Sellers and the Depositor, and, at the Depositor's direction, the Master Servicer or the Servicers, the Trustee and the Trust Administrator, shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the other property described above, such security interest would be deemed to be a perfected security interest of first priority as applicable. The Depositor shall prepare and file, at the related Servicer's expense, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the Mortgage Loans, including without limitation (i) continuation statements, and (ii) such other statements as may be occasioned by any transfer of any interest of the Master Servicer or any Servicer or the Depositor in any Mortgage Loan.

          SECTION 12.05  Notices.

          In addition to other notices provided under this Agreement, the Trust Administrator shall notify the Rating Agencies in writing: (a) of any substitution of any Mortgage Loan; (b) of any payment or draw on any insurance policy applicable to the Mortgage Loans; (c) of the final payment of any amounts owing to a Class of Certificates; (d) any Event of Default under this Agreement; and (e) in the event any Mortgage Loan is purchased in accordance with this Agreement.

          All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given when received (i) in the case of the Depositor, Credit Suisse First Boston Mortgage Securities Corp., 11 Madison Avenue, 4th Floor, New York, New York 10010, Attention: Kari S. Roberts (with a copy to DLJ Mortgage Acceptance Corp., 11 Madison Avenue, 4th Floor, New York, New York 10010, Attention: Bruce Kaiserman); (ii) in the case of the Trustee, the Corporate Trust Office, or such other address as may hereafter be furnished to the Depositor in writing by the Trustee; (iii) in the case of CMMC, 1400 East Newport Center Drive, Deerfield Beach, Florida 33442, or such other address as may be hereafter furnished to the Depositor and the Trustee by CMMC in writing and (iv) in the case of DLJMC, 11 Madison Avenue, 4th Floor, New York, New York 10010, Attention: Kari S. Roberts (with a copy to DLJ Mortgage Acceptance Corp., 11 Madison Avenue, 4th Floor, New York, New York 10010, Attention: Bruce Kaiserman), or such other address as may be hereafter furnished to the Depositor and the Trustee by DLJMC in writing, (v) in the case of WMMSC, to Washington Mutual Mortgage Securities Corp., 1201 Third Avenue, WMT 1706, Seattle, Washington 91801, Attention:
Servicing Compliance, with a copy to Washington Mutual Mortgage Securities Corp., 1201 Third Avenue, WMT 1706, Seattle, Washington 98101, Attention:
Legal Department or such other address as may be hereafter furnished in writing to the Depositor and the Trustee by WMMSC, (vi) in the case of GreenPoint, (if in its capacity as a Seller) to GreenPoint Mortgage Funding, Inc., 100 Wood Hollow Drive, Novato, CA 94945, Attention: Dennis Tussey, (vii) in the case of Moody's Investors Service, Inc., 99 Church Street, New York, New

York 10007, Attention: Christine Lachnicht; (viii) in the case of Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., 55 Water Street, New York, New York 10041; (ix) in the case of Olympus, Olympus Servicing, L.P., 9600 Great Hills Trail, Suite 200-W, Austin, Texas,
Attention: Jeff Neal; and (x) in the case of the Trust Administrator, the Corporate Trust Office. Notices to Certificateholders shall be deemed given when mailed, first class postage prepaid.

          SECTION 12.06  Severability of Provisions.

          If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

          SECTION 12.07  Limitation on Rights of Certificateholders.

          The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representative or heirs to claim an accounting or to take any action or commence any proceeding in any court for a petition or winding up of the Trust Fund, or otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

          No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Certificates be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

          No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trust Administrator a written notice of an Event of Default and of the continuance thereof, as provided herein, and unless the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates shall also have made written request upon the Trust Administrator to institute such action, suit or proceeding in its own name as Trust Administrator hereunder and shall have offered to the Trust Administrator such reasonable indemnity as it may require against the costs, expenses, and liabilities to be incurred therein or thereby, and the Trust Administrator, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trust Administrator, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 12.07, each and every Certificateholder and the Trust Administrator shall be entitled to such relief as can be given either at law or in equity.

          SECTION 12.08  Certificates Nonassessable and Fully Paid.

          It is the intention of the Depositor that Certificateholders shall not be personally liable for obligations of the Trust Fund, that the interests in the Trust Fund represented by the Certificates shall be nonassessable for any reason whatsoever, and that the Certificates, upon due authentication thereof by the Trust Administrator pursuant to this Agreement, are and shall be deemed fully paid.

          SECTION 12.09  Protection of Assets.

          Except for transactions and activities entered into in connection with the securitization that is the subject of this agreement, the trust created by this agreement is not authorized and has no power to:

          (i)  borrow money or issue debt;

          (ii) merge with another entity, reorganize,  liquidate or sell assets;
               or

          (iii) engage in any business or activities.

          Each party to this agreement agrees that it will not file an involuntary bankruptcy petition against the Trust Fund or initiate any other form of insolvency proceeding until after the Certificates have been paid.

          IN WITNESS WHEREOF, the Depositor, the Sellers, the Master Servicer, the Servicers, the Special Servicer, the Trustee and the Trust Administrator have caused their names to be signed hereto by their respective officers thereunto duly authorized all as of the first day of April 2002.

                           CREDIT SUISSE FIRST BOSTON MORTGAGE
                                SECURITIES CORP., as Depositor


                           By:  /s/ Steve Warjanka
                              -------------------------------------------------
                                Name:  Steve Warjanka
                                Title: Vice President


                           DLJ MORTGAGE CAPITAL, INC., as a Seller


                           By: /s/ Kevin Steele
                              -------------------------------------------------
                                Name:  Kevin Steele
                                Title: Vice President


                           CHASE MANHATTAN MORTGAGE
                                CORPORATION, as Master Servicer

                           By: /s/ Sandra L. Brooks
                              -------------------------------------------------
                                Name:  Sandra L. Brooks
                                Title: Vice President


                           GREENPOINT MORTGAGE FUNDING, INC.,
                          as a Seller and a Servicer


                           By: /s/ John Grandy
                              -------------------------------------------------
                                Name:  John Grandy
                                Title: Senior Vice President


                           OLYMPUS SERVICING, L.P., as a Servicer
                           and Special Servicer


                           By:  /s/ Jeff Neal
                              -------------------------------------------------
                                Name:  Jeff Neal
                                Title:  Chief Operating Officer

                           WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.,
                          as a Seller and a Servicer


                           By: /s/ Michael A. Aaknes
                              -------------------------------------------------
                                Name:  Michael A. Aaknes
                                Title: Vice President


                           BANK ONE, NATIONAL ASSOCIATION,
                           as Trustee


                           By: /s/ Mary R. Fonti
                              -------------------------------------------------
                                Name:  Mary R. Fonti
                                Title: Vice President


                           JPMORGAN CHASE BANK, as Trust Administrator


                           By: /s/ Andreas Auer
                              -------------------------------------------------
                                Name:  Andreas Auer
                                Title: Vice President

STATE OF NEW YORK         )
                          : ss.:
COUNTY OF NEW YORK        )

          On this 25th day of April 2002, before me, personally appeared
Steve Warjanka, known to me to be a Vice President of Credit Suisse First Boston Mortgage Securities Corp., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                 /s/ Nicholas James Faleris
                                 ----------------------------------
                                 Notary Public
[NOTARIAL SEAL]

STATE OF NEW YORK          )
                           : ss.:
COUNTY OF NEW YORK         )

          On the 25th day of April 2002, before me, personally appeared Kevin Steele, known to me to be a Vice President of DLJ Mortgage Capital, Inc., one of the corporations that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                  /s/ Nicholas James Faleris
                                  ----------------------------------
                                  Notary Public
[NOTARIAL SEAL]

STATE OF NEW YORK         )
                          : ss.:
COUNTY OF NEW YORK        )

          On the 25th of April 2002 before me, a Notary Public in and for said State, personally appeared Mary R. Fonti known to me to be a Vice President of Bank One, National Association, the national banking association that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                 /s/ Nicholas James Faleris
                                 ----------------------------------
                                 Notary Public
[NOTARIAL SEAL]

STATE OF NEW YORK           )
                            : ss.:
COUNTY OF NEW YORK          )

          On the 25th of April 2002 before me, a Notary Public in and for said State, personally appeared Jeff Neal known to me to be a Chief Operating Officer of Olympus Servicing L.P., the Delaware limited partnership that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                 /s/ Angela Malone
                                 ----------------------------------
                                 Notary Public
[NOTARIAL SEAL]

STATE OF NEW YORK           )
                            : ss.:
COUNTY OF NEW YORK          )

          On the 30th of April 2002 before me, a Notary Public in and for said State, personally appeared John Grandy known to me to be a Senior Vice President of GreenPoint Mortgage Funding, Inc., the corporation that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                    /s/ Melissa S. Farley
                                    ----------------------------------
                                    Notary Public
[NOTARIAL SEAL]

STATE OF NEW YORK           )
                            : ss.:
COUNTY OF NEW YORK          )

          On the 30th of April 2002 before me, a Notary Public in and for said State, personally appeared Andreas Auer known to me to be a Vice President of JPMorgan Chase Bank, a New York banking corporation that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                     /s/ Eboni D. Dawkins
                                     ----------------------------------
                                     Notary Public
[NOTARIAL SEAL]

STATE OF NEW YORK          )
                           : ss.:
COUNTY OF NEW YORK         )

          On the 25th of April 2002 before me, a Notary Public in and for said State, personally appeared Michael A. Aakens known to me to be a Vice President of Washington Mutual Mortgage Securities Corp., one of the corporations that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                         /s/ Ellen E. Butler
                                         ----------------------------------
                                         Notary Public
[NOTARIAL SEAL]

STATE OF NEW YORK          )
                           : ss.:
COUNTY OF NEW YORK         )

          On the 25th of April 2002 before me, a Notary Public in and for said State, personally appeared Sandra L. Brooks known to me to be a Vice President of The Chase Manhattan Mortgage Corporation, the New Jersey corporation that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                         /s/ Agnes Brindle
                                         ----------------------------------
                                         Notary Public
[NOTARIAL SEAL]

                                   EXHIBIT A

                          [FORM OF CLASS A CERTIFICATE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

Certificate No.                      :

Cut-off Date                         :        April 1, 2002

First Distribution Date              :        May 25, 2002

Initial Certificate Balance
of this Certificate
("Denomination")                     :

Initial Certificate Balances
of all Certificates
of this Class                        :

CUSIP                                :

Pass-Through Rate                    :

Maturity Date                        :

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
              Credit Suisse First Boston Mortgage Securities Corp.,
         CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-10
                                Class [__]-A-[__]

          evidencinga percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of fixed rate conventional mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties.


          Credit Suisse First Boston Mortgage Securities Corp., as Depositor

          Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Sellers, the Master Servicer, the Servicers, the Special Servicer, the Trust Administrator or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

          This certifies that CEDE & CO., is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among the Depositor, DLJ Mortgage Capital, Inc., as seller (in such capacity, the "Seller"), Chase Manhattan Mortgage Corporation, as master servicer (in such capacity, the "Master Servicer"), GreenPoint Mortgage Funding, Inc., as a seller (in such capacity, a "Seller"), and as a servicer (in such capacity, a "Servicer"), Washington Mutual Mortgage Securities Corp., as a seller (in such capacity, a "Seller"), and as a servicer (in such capacity, a "Servicer"), Olympus Servicing, L.P., as a servicer (in such capacity, a "Servicer") and the special servicer (in such capacity, the "Special Servicer"), Bank One, National Association, as trustee (the "Trustee") and JPMorgan Chase Bank, as trust administrator (the "Trust Administrator"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

          IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated:  April [__], 2002.

                                   JPMORGAN CHASE BANK,
                                   as Trust Administrator


                                   By
                                     ------------------------------------------

Countersigned:


By ___________________________
       Authorized Signatory of
       JPMORGAN CHASE BANK,
       as Trust Administrator

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
              Credit Suisse First Boston Mortgage Securities Corp.,
         CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-10
                                Class [__]-A-[__]

          This Certificate is one of a duly authorized issue of Certificates designated as Credit Suisse First Boston Mortgage Securities Corp., CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-10, of the Series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

          The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that neither the Trustee nor the Trust Administrator is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

          This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee and the Trust Administrator.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month, or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date applicable to each Distribution Date is (1) with respect to all Certificates other than the LIBOR Certificates held in Book-Entry Form, the last day of the calendar month preceding the month in which such Distribution Date occurs and
(2) with respect to the LIBOR Certificates held in Book-Entry Form only, the close of business on the last Business Day of the calendar month immediately preceding the calendar month of such Distribution Date.

          Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trust Administrator in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

          The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee, the Trust Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Servicers, the Special Servicer, the Sellers, the Trustee and the Trust Administrator with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trust Administrator upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Trust Administrator in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trust Administrator and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

          The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

          No service charge will be made for any such registration of transfer or exchange, but the Trust Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          The Depositor, each Servicer, the Master Servicer, each Seller, the Trustee and the Trust Administrator and any agent of the Depositor, each Servicer, the Master Servicer, each Seller, the Trustee or the Trust Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicers, the Master Servicer, the Sellers, the Trustee, the Trust Administrator or any such agent shall be affected by any notice to the contrary.

          On any Distribution Date on which the aggregate Stated Principal Balance of the Group I Mortgage Loans is less than 5% of the aggregate Stated Principal Balance of the Group I Mortgage Loans as of the Cut-off Date, Olympus will have the option to purchase, in whole, from the Trust Fund all remaining Group I Mortgage Loans and all property acquired in respect of such Mortgage Loans at a purchase price determined as provided in the Agreement. On any Distribution Date on which the aggregate Stated Principal Balance of the Group II Mortgage Loans is less than 5% of the aggregate Stated Principal Balance of the Group II Mortgage Loans as of the Cut-off Date, Olympus will have the option to purchase, in whole, from the Trust Fund all remaining Group II Mortgage Loans and all property acquired in respect of such Mortgage Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement. In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement. Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                  ASSIGNMENT

          FOR VALUE RECEIVED, the undersigned hereby sell(s) assign(s) and transfer(s) unto

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trust Administrator to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

-------------------------------------------------------------------------------
Dated:

                                    -------------------------------------------
                                    Signature by or on behalf of assignor



                           DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to
                   -----------------------------------------------------------,

------------------------------------------------------------------------------,
for the account of
                   -----------------------------------------------------------
account number             , or, if mailed by check, to
              -------------                            -----------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------
Applicable statements should be mailed to
                                          ------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

This information is provided by, the assignee named above, or, as its agent.

                                   EXHIBIT B

                          [FORM OF CLASS M CERTIFICATE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

Certificate No.                    :

Cut-off Date                       :        April 1, 2002

First Distribution Date            :        May 25, 2002

Initial Certificate Balance
of this Certificate
("Denomination")                   :

Initial Certificate Balances
of all Certificates
of this Class                      :

CUSIP                              :

Pass-Through Rate                  :

Maturity Date                      :

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
              Credit Suisse First Boston Mortgage Securities Corp.,
         CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-10
                                Class [__]-M-[__]

          evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of fixed rate conventional mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties.


          Credit Suisse First Boston Mortgage Securities Corp., as Depositor

          Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Sellers, the Master Servicer, the Servicers, the Special Servicer, the Trust Administrator or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

          This certifies that CEDE & CO., is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among the Depositor, DLJ Mortgage Capital, Inc., as seller (in such capacity, the "Seller"), Chase Manhattan Mortgage Corporation, as master servicer (in such capacity, the "Master Servicer"), GreenPoint Mortgage Funding, Inc., as a seller (in such capacity, a "Seller"), and as a servicer (in such capacity, a "Servicer"), Washington Mutual Mortgage Securities Corp., as a seller (in such capacity, a "Seller"), and as a servicer (in such capacity, a "Servicer"), Olympus Servicing, L.P., as a servicer (in such capacity, a "Servicer") and the special servicer (in such capacity, the "Special Servicer"), Bank One, National Association, as trustee (the "Trustee") and JPMorgan Chase Bank, as trust administrator (the "Trust Administrator"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

          IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated:  April [__], 2002.
                                       JPMORGAN CHASE BANK,
                                       as Trust Administrator


                                      By
                                         --------------------------------------

Countersigned:


By
   ------------------------------
     Authorized Signatory of
     JPMORGAN CHASE BANK,
     as Trust Administrator

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
              Credit Suisse First Boston Mortgage Securities Corp.,
         CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-10
                                Class [__]-M-[__]

          This Certificate is one of a duly authorized issue of Certificates designated as Credit Suisse First Boston Mortgage Securities Corp., CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-10, of the Series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

          The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that neither the Trustee nor the Trust Administrator is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

          This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee and the Trust Administrator.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month, or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date applicable to each Distribution Date is (1) with respect to all Certificates other than the LIBOR Certificates held in Book-Entry Form, the last day of the calendar month preceding the month in which such Distribution Date occurs and
(2) with respect to the LIBOR Certificates held in Book-Entry Form only, the close of business on the last Business Day of the calendar month immediately preceding the calendar month of such Distribution Date.

          Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trust Administrator in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

          The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee, the Trust Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Servicers, the Special Servicer, the Sellers, the Trustee and the Trust Administrator with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trust Administrator upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Trust Administrator in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trust Administrator and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

          The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

          No service charge will be made for any such registration of transfer or exchange, but the Trust Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          The Depositor, each Servicer, the Master Servicer, each Seller, the Trustee and the Trust Administrator and any agent of the Depositor, each Servicer, the Master Servicer, each Seller, the Trustee or the Trust Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicers, the Master Servicer, the Sellers, the Trustee, the Trust Administrator or any such agent shall be affected by any notice to the contrary.

          On any Distribution Date on which the aggregate Stated Principal Balance of the Group I Mortgage Loans is less than 5% of the aggregate Stated Principal Balance of the Group I Mortgage Loans as of the Cut-off Date, Olympus will have the option to purchase, in whole, from the Trust Fund all remaining Group I Mortgage Loans and all property acquired in respect of such Mortgage Loans at a purchase price determined as provided in the Agreement. On any Distribution Date on which the aggregate Stated Principal Balance of the Group II Mortgage Loans is less than 5% of the aggregate Stated Principal Balance of the Group II Mortgage Loans as of the Cut-off Date, Olympus will have the option to purchase, in whole, from the Trust Fund all remaining Group II Mortgage Loans and all property acquired in respect of such Mortgage Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement. In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement. Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                  ASSIGNMENT

          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trust Administrator to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

-------------------------------------------------------------------------------
Dated:

                                       -------------------------------------
                                       Signature by or on behalf of assignor



                           DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to
                  -------------------------------------------------------------
-------------------------------------------------------------------------------,
for the account of
                   ------------------------------------------------------------,
account number            , or, if mailed by check, to
              -------------                           -------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------.
Applicable statements should be mailed to
                                          -------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
This information is provided by, the assignee named above, or, as its agent.

                                   EXHIBIT C

                         [FORM OF CLASS I-B CERTIFICATE]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

[THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.]

Certificate No.                                      :

Cut-off Date                                         :        April 1, 2002

First Distribution Date                              :        May 25, 2002

Initial Certificate Balance
of this Certificate
("Denomination")                                     :

Initial Certificate Balances
of all Certificates
of this Class                                        :

Percentage Interest                                  :

CUSIP                                                :

Pass-Through Rate                                    :

Maturity Date                                        :

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
              Credit Suisse First Boston Mortgage Securities Corp.,
         CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-10
                                    Class I-B

         evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of fixed rate conventional mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties.

          Credit Suisse First Boston Mortgage Securities Corp., as Depositor

          This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Sellers, the Master Servicer, the Servicers, the Special Servicer, the Trustee or the Trust Administrator referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

          This certifies that [_____________________________________________], is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among the Depositor, DLJ Mortgage Capital, Inc., as seller (in such capacity, the "Seller"), Chase Manhattan Mortgage Corporation, as master servicer (in such capacity, the "Master Servicer"), GreenPoint Mortgage Funding, Inc., as a seller (in such capacity, a "Seller"), and as a servicer (in such capacity, a "Servicer"), Washington Mutual Mortgage Securities Corp., as a seller (in such capacity, a "Seller"), and as a servicer (in such capacity, a "Servicer"), Olympus Servicing, L.P., as a servicer (in such capacity, a "Servicer") and the special servicer (in such capacity, the "Special Servicer"), Bank One, National Association, as trustee (the "Trustee") and JPMorgan Chase Bank, as trust administrator (the "Trust Administrator"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          [No transfer of this Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such laws. In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder's prospective transferee shall each certify to the Trust Administrator in writing the facts surrounding the transfer and (i) deliver a letter in substantially the form of either Exhibit M or Exhibit N-1 or

Exhibit N-2 to the Agreement or (ii) there shall be delivered to the Trust Administrator at the expense of the transferor an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act. In the event that such a transfer is to be made within three years from the date of the initial issuance of Certificates pursuant hereto, there shall also be delivered (except in the case of a transfer pursuant to Rule 144A of the Securities Act) to the Trustee and the Trust Administrator an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Trust Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.]

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

          IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated: April [__], 2002

                                     JPMORGAN CHASE BANK,
                                     as Trust Administrator


                                      By
                                       --------------------------------------

Countersigned:


By ___________________________
       Authorized Signatory of
       JPMORGAN CHASE BANK,
       as Trust Administrator

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
              Credit Suisse First Boston Mortgage Securities Corp.,
         CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-10
                                    Class I-B

          This Certificate is one of a duly authorized issue of Certificates designated as Credit Suisse First Boston Mortgage Securities Corp., CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-10, of the Series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

          The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that neither the Trustee nor the Trust Administrator is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

          This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee and the Trust Administrator.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month, or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date applicable to each Distribution Date is (1) with respect to all Certificates other than the LIBOR Certificates held in Book-Entry Form, the last day of the calendar month preceding the month in which such Distribution Date occurs and
(2) with respect to the LIBOR Certificates held in Book-Entry Form only, the close of business on the last Business Day of the calendar month immediately preceding the calendar month of such Distribution Date.

          Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trust Administrator in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

          The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee, the Trust Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Servicers, the Special Servicer, the Sellers, the Trustee and the Trust Administrator with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trust Administrator upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Trust Administrator in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trust Administrator and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

          The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

          No service charge will be made for any such registration of transfer or exchange, but the Trust Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          The Depositor, each Servicer, the Master Servicer, each Seller, the Trustee and the Trust Administrator and any agent of the Depositor, each Servicer, the Master Servicer, each Seller, the Trustee or the Trust Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicers, the Master Servicer, the Sellers, the Trustee, the Trust Administrator or any such agent shall be affected by any notice to the contrary.

          On any Distribution Date on which the aggregate Stated Principal Balance of the Group I Mortgage Loans is less than 5% of the aggregate Stated Principal Balance of the Group I Mortgage Loans as of the Cut-off Date, Olympus will have the option to purchase, in whole, from the Trust Fund all remaining Group I Mortgage Loans and all property acquired in respect of such Mortgage Loans at a purchase price determined as provided in the Agreement. On any Distribution Date on which the aggregate Stated Principal Balance of the Group II Mortgage Loans is less than 5% of the aggregate Stated Principal Balance of the Group II Mortgage Loans as of the Cut-off Date, Olympus will have the option to purchase, in whole, from the Trust Fund all remaining Group II Mortgage Loans and all property acquired in respect of such Mortgage Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement. In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement. Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                  ASSIGNMENT

          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trust Administrator to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

------------------------------------------------------------------------------
Dated:

                                        -------------------------------------
                                        Signature by or on behalf of assignor



                           DISTRIBUTION INSTRUCTIONS

          The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to
                   -----------------------------------------------------------
------------------------------------------------------------------------------
for the account of
                   -----------------------------------------------------------,
account number          , or, if mailed by check, to
              ----------                             -------------------------
------------------------------------------------------------------------------
------------------------------------------------------------------------------.
Applicable statements should be mailed to
                                          ------------------------------------
------------------------------------------------------------------------------
------------------------------------------------------------------------------

This information is provided by, the assignee named above, or, as its agent.

                                   EXHIBIT D

                      [FORM OF CLASS II-B-[__] CERTIFICATE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

Certificate No.                                      :

Cut-off Date                                         :        April 1, 2002

First Distribution Date                              :        May 25, 2002

Initial Certificate Balance
of this Certificate
("Denomination")                                     :

Initial Certificate Balances
of all Certificates
of this Class                                        :

CUSIP                                                :

Interest Rate                                        :

Maturity Date                                        :

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
              Credit Suisse First Boston Mortgage Securities Corp.,
         CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-10
                                 Class II-B-[__]

          evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of fixed rate conventional mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties.

          Credit Suisse First Boston Mortgage Securities Corp., as Depositor

          Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Sellers, the Master Servicer, the Servicers, the Special Servicer, the Trust Administrator or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

          This certifies that CEDE & CO., is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among the Depositor, DLJ Mortgage Capital, Inc., as seller (in such capacity, the "Seller"), Chase Manhattan Mortgage Corporation, as master servicer (in such capacity, the "Master Servicer"), GreenPoint Mortgage Funding, Inc., as a seller (in such capacity, a "Seller"), and as a servicer (in such capacity, a "Servicer"), Washington Mutual Mortgage Securities Corp., as a seller (in such capacity, a "Seller"), and as a servicer (in such capacity, a "Servicer"), Olympus Servicing, L.P., as a servicer (in such capacity, a "Servicer") and the special servicer (in such capacity, the "Special Servicer"), Bank One, National Association, as trustee (the "Trustee") and JPMorgan Chase Bank, as trust administrator (the "Trust Administrator"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

          IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated: April [__], 2002
                                     JPMORGAN CHASE BANK,
                                     as Trust Administrator


                                      By
                                        --------------------------------------

Countersigned:


By
  ----------------------------
       Authorized Signatory of
       JPMORGAN CHASE BANK,
       as Trust Administrator

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
              Credit Suisse First Boston Mortgage Securities Corp.,
         CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-10
                                 Class II-B-[__]

          This Certificate is one of a duly authorized issue of Certificates designated as Credit Suisse First Boston Mortgage Securities Corp., CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-10, of the Series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

          The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that neither the Trustee nor the Trust Administrator is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

          This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee and the Trust Administrator.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month, or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date applicable to each Distribution Date is (1) with respect to all Certificates other than the LIBOR Certificates held in Book-Entry Form, the last day of the calendar month preceding the month in which such Distribution Date occurs and
(2) with respect to the LIBOR Certificates held in Book-Entry Form only, the close of business on the last Business Day of the calendar month immediately preceding the calendar month of such Distribution Date.

          Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trust Administrator in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

          The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee, the Trust Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Servicers, the Special Servicer, the Sellers, the Trustee and the Trust Administrator with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trust Administrator upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Trust Administrator in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trust Administrator and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

          The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

          No service charge will be made for any such registration of transfer or exchange, but the Trust Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          The Depositor, each Servicer, the Master Servicer, each Seller, the Trustee and the Trust Administrator and any agent of the Depositor, each Servicer, the Master Servicer, each Seller, the Trustee or the Trust Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicers, the Master Servicer, the Sellers, the Trustee, the Trust Administrator or any such agent shall be affected by any notice to the contrary.

          On any Distribution Date on which the aggregate Stated Principal Balance of the Group I Mortgage Loans is less than 5% of the aggregate Stated Principal Balance of the Group I Mortgage Loans as of the Cut-off Date, Olympus will have the option to purchase, in whole, from the Trust Fund all remaining Group I Mortgage Loans and all property acquired in respect of such Mortgage Loans at a purchase price determined as provided in the Agreement. On any Distribution Date on which the aggregate Stated Principal Balance of the Group II Mortgage Loans is less than 5% of the aggregate Stated Principal Balance of the Group II Mortgage Loans as of the Cut-off Date, Olympus will have the option to purchase, in whole, from the Trust Fund all remaining Group II Mortgage Loans and all property acquired in respect of such Mortgage Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement. In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement. Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                  ASSIGNMENT

          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trust Administrator to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

------------------------------------------------------------------------------
Dated:

                                        -------------------------------------
                                        Signature by or on behalf of assignor



                           DISTRIBUTION INSTRUCTIONS

          The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to
                   -----------------------------------------------------------
------------------------------------------------------------------------------
for the account of
                   -----------------------------------------------------------,
account number          , or, if mailed by check, to
              ----------                             -------------------------
------------------------------------------------------------------------------
------------------------------------------------------------------------------.
Applicable statements should be mailed to
                                          ------------------------------------
------------------------------------------------------------------------------
------------------------------------------------------------------------------

This information is provided by, the assignee named above, or, as its agent.

                                   EXHIBIT E

                         [FORM OF CLASS AR CERTIFICATE]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEREE DELIVERS TO THE TRUST ADMINISTRATOR A TRANSFER AFFIDAVIT IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUST ADMINISTRATOR EITHER (A) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE NOR A PERSON ACTING ON BEHALF OF SUCH A PLAN OR ARRANGEMENT OR USING THE ASSETS OF SUCH A PLAN OR ARRANGEMENT TO EFFECT THE TRANSFER, OR (B) IF THE TRANSFEREE IS AN INSURANCE COMPANY, A REPRESENTATION THAT THE TRANSFEREE IS AN INSURANCE COMPANY WHICH IS PURCHASING THIS CERTIFICATE WITH FUNDS CONTAINED IN AN "INSURANCE COMPANY GENERAL ACCOUNT," AS THAT TERM IS DEFINED IN SECTION V(e) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60, OR PTCE 95-60, AND THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE ARE COVERED UNDER SECTIONS I AND III OF PTCE 95-60, OR (C) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR TO THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUST ADMINISTRATOR AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

Certificate No.                                      :        [1][2]

Cut-off Date                                         :        April 1, 2002

First Distribution Date                              :        May 25, 2002

Initial Certificate Balance
of this Certificate
("Denomination")                                     :        $

Initial Certificate Balances
of all Certificates
of this Class                                        :        $

CUSIP                                                :

Pass-Through Rate                                    :

Maturity Date                                        :

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
              Credit Suisse First Boston Mortgage Securities Corp.,
         CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-10
                                    Class AR

          evidencing a percentage interest in the distributions allocable to the Class AR Certificates with respect to a Trust Fund consisting primarily of a pool of fixed rate conventional mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties.

          Credit Suisse First Boston Mortgage Securities Corp., as Depositor

          Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Sellers, the Master Servicer, the Servicers, the Special Servicer, the Trustee or the Trust Administrator referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

          This certifies that [______________________], is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among the Depositor, DLJ Mortgage Capital, Inc., as seller (in such capacity, the "Seller"), Chase Manhattan Mortgage Corporation, as master servicer (in such capacity, the "Master Servicer"), GreenPoint Mortgage Funding, Inc., as a seller (in such capacity, a "Seller"), and as a servicer (in such capacity, a "Servicer"), Washington Mutual Mortgage Securities Corp., as a seller (in such capacity, a "Seller"), and as a servicer (in such capacity, a "Servicer"), Olympus Servicing, L.P., as a servicer (in such capacity, a "Servicer") and the special servicer (in such capacity, the "Special Servicer"), Bank One, National Association, as trustee (the "Trustee") and JPMorgan Chase Bank, as trust administrator (the "Trust Administrator"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Any distribution of the proceeds of any remaining assets of the Trust Fund will be made only upon presentment and surrender of this Class AR Certificate at the Corporate Trust Office or the office or agency maintained by the Trust Administrator in New York, New York.

          No transfer of a Class AR Certificate shall be made unless the Trust Administrator shall have received either (i) a representation letter from the transferee of such

Certificate, acceptable to and in form and substance satisfactory to the Trust Administrator, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or Section 4975 of the Code, or a person acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement to effect such transfer, which representation letter shall not be an expense of the Trustee, the Trust Administrator or the Trust Fund or (ii) if the transferee is an insurance company, a representation that the transferee is an insurance company which is purchasing this certificate with funds contained in an "insurance company general account," as that term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60, or PTCE 95-60, and that the purchase and holding of this certificate are covered under Sections I and III of PTCE 95-60, or (iii) in the case of any such Class AR Certificate presented for registration in the name of an employee benefit plan subject to ERISA, or Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan or arrangement, or using such plan's or arrangement's assets, an Opinion of Counsel satisfactory to the Trust Administrator to the effect that the purchase or holding of such Class AR Certificate will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Depositor, the Trustee, the Trust Administrator, the Master Servicer, the Servicers or the Special Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Trust Administrator or the Trust Fund. Notwithstanding anything else to the contrary herein, any purported transfer of a Class AR Certificate to or on behalf of an employee benefit plan subject to ERISA or to the Code without the Opinion of Counsel satisfactory to the Trust Administrator as described above shall be void and of no effect.

          Each Holder of this Class AR Certificate will be deemed to have agreed to be bound by the restrictions of the Agreement, including but not limited to the restrictions that (i) each person holding or acquiring any Ownership Interest in this Class AR Certificate must be a Permitted Transferee, (ii) no Ownership Interest in this Class AR Certificate may be transferred without delivery to the Trust Administrator of a transfer affidavit of the initial owner or the proposed transferee in the form described in the Agreement, (iii) each person holding or acquiring any Ownership Interest in this Class AR Certificate must agree to require a transfer affidavit from any other person to whom such person attempts to Transfer its Ownership Interest in this Class AR Certificate as required pursuant to the Agreement, (iv) each person holding or acquiring an Ownership Interest in this Class AR Certificate must agree not to transfer an Ownership Interest in this Class AR Certificate if it has actual knowledge that the proposed transferee is not a Permitted Transferee and (v) any attempted or purported transfer of any Ownership Interest in this Class AR Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

          IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

  Dated: April [__], 2002


                                       JPMORGAN CHASE BANK,
                                       as Trust Administrator


                                      By
                                         -------------------------------------

Countersigned:


By
   --------------------------
     Authorized Signatory of
     JPMORGAN CHASE BANK,
     as Trust Administrator

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
              Credit Suisse First Boston Mortgage Securities Corp.,
         CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-10
                                    Class AR

          This Certificate is one of a duly authorized issue of Certificates designated as Credit Suisse First Boston Mortgage Securities Corp., CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-10, of the Series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

          The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that neither the Trustee nor the Trust Administrator is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

          This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee and the Trust Administrator.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month, or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date applicable to each Distribution Date is (1) with respect to all Certificates other than the LIBOR Certificates held in Book-Entry Form, the last day of the calendar month preceding the month in which such Distribution Date occurs and
(2) with respect to the LIBOR Certificates held in Book-Entry Form only, the close of business on the last Business Day of the calendar month immediately preceding the calendar month of such Distribution Date.

         Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trust Administrator in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

          The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee, the Trust Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Servicers, the Special Servicer, the Sellers, the Trustee and the Trust Administrator with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trust Administrator upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Trust Administrator in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trust Administrator and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

          The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

          No service charge will be made for any such registration of transfer or exchange, but the Trust Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          The Depositor, each Servicer, the Master Servicer, each Seller, the Trustee and the Trust Administrator and any agent of the Depositor, each Servicer, the Master Servicer, each Seller, the Trustee or the Trust Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicers, the Master Servicer, the Sellers, the Trustee, the Trust Administrator or any such agent shall be affected by any notice to the contrary.

          On any Distribution Date on which the aggregate Stated Principal Balance of the Group I Mortgage Loans is less than 5% of the aggregate Stated Principal Balance of the Group I Mortgage Loans as of the Cut-off Date, Olympus will have the option to purchase, in whole, from the Trust Fund all remaining Group I Mortgage Loans and all property acquired in respect of such Mortgage Loans at a purchase price determined as provided in the Agreement. On any Distribution Date on which the aggregate Stated Principal Balance of the Group II Mortgage Loans is less than 5% of the aggregate Stated Principal Balance of the Group II Mortgage Loans as of the Cut-off Date, Olympus will have the option to purchase, in whole, from the Trust Fund all remaining Group II Mortgage Loans and all property acquired in respect of such Mortgage Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement. In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement. Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                  ASSIGNMENT

          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trust Administrator to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

-------------------------------------------------------------------------------
Dated:

                                        -------------------------------------
                                        Signature by or on behalf of assignor



                           DISTRIBUTION INSTRUCTIONS

          The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to
                   -----------------------------------------------------------
------------------------------------------------------------------------------
for the account of
                   -----------------------------------------------------------,
account number          , or, if mailed by check, to
              ----------                             -------------------------
------------------------------------------------------------------------------
------------------------------------------------------------------------------.
Applicable statements should be mailed to
                                          ------------------------------------
------------------------------------------------------------------------------
------------------------------------------------------------------------------

This information is provided by, the assignee named above, or, as its agent.

                                   EXHIBIT F

                       [FORM OF CLASS I-A-IO CERTIFICATE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE HAS NO PRINCIPAL BALANCE AND IS NOT ENTITLED TO ANY DISTRIBUTIONS IN RESPECT OF PRINCIPAL.

Certificate No.                                      :

Cut-off Date                                         :        April 1, 2002

First Distribution Date                              :        May 25, 2002

Initial Notional Amount of this
Certificate ("Denomination")                         :

Initial Class Notional Amount of
all Certificates of this Class                       :

Percentage Interest                                  :

CUSIP                                                :

Pass-Through Rate                                    :

Maturity Date                                        :

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
              Credit Suisse First Boston Mortgage Securities Corp.,
         CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-10
                                  Class I-A-IO

          evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of fixed rate conventional mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties.


          Credit Suisse First Boston Mortgage Securities Corp., as Depositor

          Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Sellers, the Master Servicer, the Servicers, the Special Servicer, the Trust Administrator or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

          This certifies that CEDE & CO., is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among the Depositor, DLJ Mortgage Capital, Inc., as seller (in such capacity, the "Seller"), Chase Manhattan Mortgage Corporation, as master servicer (in such capacity, the "Master Servicer"), GreenPoint Mortgage Funding, Inc., as a seller (in such capacity, a "Seller"), and as a servicer (in such capacity, a "Servicer"), Washington Mutual Mortgage Securities Corp., as a seller (in such capacity, a "Seller"), and as a servicer (in such capacity, a "Servicer"), Olympus Servicing, L.P., as a servicer (in such capacity, a "Servicer") and the special servicer (in such capacity, the "Special Servicer"), Bank One, National Association, as trustee (the "Trustee") and JPMorgan Chase Bank, as trust administrator (the "Trust Administrator"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

                  IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated:  April [__], 2002.

                                     JPMORGAN CHASE BANK,
                                     as Trust Administrator


                                      By
                                       ----------------------------------------

Countersigned:


By
   --------------------------------
       Authorized Signatory of
       JPMORGAN CHASE BANK,
       as Trust Administrator

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
              Credit Suisse First Boston Mortgage Securities Corp.,
         CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-10
                                  Class I-A-IO

          This Certificate is one of a duly authorized issue of Certificates designated as Credit Suisse First Boston Mortgage Securities Corp., CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-10, of the Series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

          The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that neither the Trustee nor the Trust Administrator is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

          This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee and the Trust Administrator.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month, or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date applicable to each Distribution Date is (1) with respect to all Certificates other than the LIBOR Certificates held in Book-Entry Form, the last day of the calendar month preceding the month in which such Distribution Date occurs and
(2) with respect to the LIBOR Certificates held in Book-Entry Form only, the close of business on the last Business Day of the calendar month immediately preceding the calendar month of such Distribution Date.

          Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trust Administrator in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

          The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee, the Trust Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Servicers, the Special Servicer, the Sellers, the Trustee and the Trust Administrator with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trust Administrator upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Trust Administrator in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trust Administrator and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

          The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

          No service charge will be made for any such registration of transfer or exchange, but the Trust Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          The Depositor, each Servicer, the Master Servicer, each Seller, the Trustee and the Trust Administrator and any agent of the Depositor, each Servicer, the Master Servicer, each Seller, the Trustee or the Trust Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicers, the Master Servicer, the Sellers, the Trustee, the Trust Administrator or any such agent shall be affected by any notice to the contrary.

          On any Distribution Date on which the aggregate Stated Principal Balance of the Group I Mortgage Loans is less than 5% of the aggregate Stated Principal Balance of the Group I Mortgage Loans as of the Cut-off Date, Olympus will have the option to purchase, in whole, from the Trust Fund all remaining Group I Mortgage Loans and all property acquired in respect of such Mortgage Loans at a purchase price determined as provided in the Agreement. On any Distribution Date on which the aggregate Stated Principal Balance of the Group II Mortgage Loans is less than 5% of the aggregate Stated Principal Balance of the Group II Mortgage Loans as of the Cut-off Date, Olympus will have the option to purchase, in whole, from the Trust Fund all remaining Group II Mortgage Loans and all property acquired in respect of such Mortgage Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement. In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement. Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                  ASSIGNMENT

          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trust Administrator to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

-------------------------------------------------------------------------------
Dated:

                                        -------------------------------------
                                        Signature by or on behalf of assignor



                           DISTRIBUTION INSTRUCTIONS

          The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to
                   -----------------------------------------------------------
------------------------------------------------------------------------------
for the account of
                   -----------------------------------------------------------,
account number          , or, if mailed by check, to
              ----------                             -------------------------
------------------------------------------------------------------------------
------------------------------------------------------------------------------.
Applicable statements should be mailed to
                                          ------------------------------------
------------------------------------------------------------------------------
------------------------------------------------------------------------------

This information is provided by, the assignee named above, or, as its agent.

                                   EXHIBIT G

                         [FORM OF CLASS I-X CERTIFICATE]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

PURSUANT TO SECTION 6.02(f) OF THE AGREEMENT, NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUST ADMINISTRATOR (I) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE NOR A PERSON ACTING ON BEHALF OF SUCH A PLAN OR ARRANGEMENT OR USING THE ASSETS OF SUCH A PLAN OR ARRANGEMENT TO EFFECT THE TRANSFER, OR (II) IF THE PURCHASER IS AN INSURANCE COMPANY AND THE CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, A REPRESENTATION IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN OR (III) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN. IN THE EVENT THE REPRESENTATIONS REFERRED TO IN THE PRECEDING SENTENCE ARE NOT FURNISHED, SUCH REPRESENTATION SHALL BE DEEMED TO HAVE BEEN MADE TO THE TRUST ADMINISTRATOR BY THE TRANSFEREE'S ACCEPTANCE OF THIS CERTIFICATE, OR BY ANY BENEFICIAL OWNER WHO PURCHASES AN INTEREST IN THIS CERTIFICATE IN BOOK-ENTRY FORM. IN THE EVENT THAT A REPRESENTATION IS VIOLATED, OR ANY ATTEMPT TO TRANSFER THIS CERTIFICATE TO A PLAN OR PERSON ACTING ON BEHALF OF A PLAN OR USING A PLAN'S ASSETS IS ATTEMPTED WITHOUT THE DELIVERY TO THE TRUSTEE OF THE OPINION OF COUNSEL DESCRIBED ABOVE, THE ATTEMPTED TRANSFER OR ACQUISITION OF THIS CERTIFICATE SHALL BE VOID AND OF NO EFFECT.

THIS CERTIFICATE HAS NO PRINCIPAL BALANCE AND IS NOT ENTITLED TO ANY DISTRIBUTIONS IN RESPECT OF PRINCIPAL.

Certificate No.                                      :

Cut-off Date                                         :        April 1, 2002

First Distribution Date                              :        May 25, 2002

Initial Notional Amount of this
Certificate Denomination                             :

Initial Class Notional Amount of
all Certificates of this Class                       :

Percentage Interest                                  :

CUSIP                                                :

Pass-Through Rate                                    :

Maturity Date                                        :

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
              Credit Suisse First Boston Mortgage Securities Corp.,
         CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-10
                                    Class I-X

          evidencing a 100% Percentage Interest in the distributions allocable to the Class I-X Certificates with respect to a Trust Fund consisting primarily of a pool of fixed rate conventional mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties.

          Credit Suisse First Boston Mortgage Securities Corp., as Depositor

          This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Sellers, the Master Servicer, the Servicers, the Special Servicer, the Trustee or the Trust Administrator referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

          This certifies that [_____________________________________________], is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among the Depositor, DLJ Mortgage Capital, Inc., as seller (in such capacity, the "Seller"), Chase Manhattan Mortgage Corporation, as master servicer (in such capacity, the "Master Servicer"), GreenPoint Mortgage Funding, Inc., as a seller (in such capacity, a "Seller"), and as a servicer (in such capacity, a "Servicer"), Washington Mutual Mortgage Securities Corp., as a seller (in such capacity, a "Seller"), and as a servicer (in such capacity, a "Servicer"), Olympus Servicing, L.P., as a servicer (in such capacity, a "Servicer") and the special servicer (in such capacity, the "Special Servicer"), Bank One, National Association, as trustee (the "Trustee") and JPMorgan Chase Bank, as trust administrator (the "Trust Administrator"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          No transfer of this Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such laws. In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder's prospective transferee shall each certify to the Trust Administrator in writing the facts surrounding the transfer and (i) deliver a letter in substantially the form of either Exhibit M or Exhibit N-1 or Exhibit N-2 to the

Agreement or (ii) there shall be delivered to the Trust Administrator at the expense of the transferor an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act. In the event that such a transfer is to be made within three years from the date of the initial issuance of Certificates pursuant hereto, there shall also be delivered (except in the case of a transfer pursuant to Rule 144A of the Securities Act) to the Trustee and the Trust Administrator an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Trust Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

          Pursuant to Section 6.02(f) of the Agreement, no transfer of this Certificate shall be made unless the Trustee and the Trust Administrator shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trust Administrator, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or Section 4975 of the Code, or a person acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement to effect such transfer, which representation letter shall not be an expense of the Trustee, the Trust Administrator or the Trust Fund, (ii) if the purchaser is an insurance company and the Certificate has been the subject of an ERISA-Qualifying Underwriting, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60 or (iii) in the case of any such Certificate presented for registration in the name of an employee benefit plan subject to ERISA, or Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan or arrangement, or using such plan's or arrangement's assets, an Opinion of Counsel satisfactory to the Trust Administrator to the effect that the purchase or holding of such Certificate will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Depositor, the Trustee, the Trust Administrator, the Master Servicer, the Servicers or the Special Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Trust Administrator or the Trust Fund. In the event the representations referred to in the preceding sentence are not furnished, such representation shall be deemed to have been made to the trustee by the transferee's acceptance of this certificate, or by any beneficial owner who purchases an interest in this certificate in book-entry form. In the event that a representation is violated, or any attempt to transfer this certificate to a plan or person acting on behalf of a plan or using a plan's assets is attempted without the delivery to the trustee of the opinion of counsel described above, the attempted transfer or acquisition of this certificate shall be void and of no effect.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

          IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated: April [__], 2002


                                   JPMORGAN CHASE BANK,
                                   as Trust Administrator


                                   By:
                                      ----------------------------------------


Countersigned:


By
   ------------------------------
     Authorized Signatory of
     JPMORGAN CHASE BANK,
     as Trust Administrator

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
              Credit Suisse First Boston Mortgage Securities Corp.,
         CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-10
                                    Class I-X

          This Certificate is one of a duly authorized issue of Certificates designated as Credit Suisse First Boston Mortgage Securities Corp., CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-10, of the Series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

          The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that neither the Trustee nor the Trust Administrator is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

          This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee and the Trust Administrator.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month, or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date applicable to each Distribution Date is (1) with respect to all Certificates other than the LIBOR Certificates held in Book-Entry Form, the last day of the calendar month preceding the month in which such Distribution Date occurs and
(2) with respect to the LIBOR Certificates held in Book-Entry Form only, the close of business on the last Business Day of the calendar month immediately preceding the calendar month of such Distribution Date.

          Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trust Administrator in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

          The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee, the Trust Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Servicers, the Special Servicer, the Sellers, the Trustee and the Trust Administrator with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trust Administrator upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Trust Administrator in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trust Administrator and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

          The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

          No service charge will be made for any such registration of transfer or exchange, but the Trust Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          The Depositor, each Servicer, the Master Servicer, each Seller, the Trustee and the Trust Administrator and any agent of the Depositor, each Servicer, the Master Servicer, each Seller, the Trustee or the Trust Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicers, the Master Servicer, the Sellers, the Trustee, the Trust Administrator or any such agent shall be affected by any notice to the contrary.

          On any Distribution Date on which the aggregate Stated Principal Balance of the Group I Mortgage Loans is less than 5% of the aggregate Stated Principal Balance of the Group I Mortgage Loans as of the Cut-off Date, Olympus will have the option to purchase, in whole, from the Trust Fund all remaining Group I Mortgage Loans and all property acquired in respect of such Mortgage Loans at a purchase price determined as provided in the Agreement. On any Distribution Date on which the aggregate Stated Principal Balance of the Group II Mortgage Loans is less than 5% of the aggregate Stated Principal Balance of the Group II Mortgage Loans as of the Cut-off Date, Olympus will have the option to purchase, in whole, from the Trust Fund all remaining Group II Mortgage Loans and all property acquired in respect of such Mortgage Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement. In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement. Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                  ASSIGNMENT

          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
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-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trust Administrator to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

-------------------------------------------------------------------------------
Dated:

                                        -------------------------------------
                                        Signature by or on behalf of assignor



                           DISTRIBUTION INSTRUCTIONS

          The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to
                   -----------------------------------------------------------
------------------------------------------------------------------------------
for the account of
                   -----------------------------------------------------------,
account number          , or, if mailed by check, to
              ----------                             -------------------------
------------------------------------------------------------------------------
------------------------------------------------------------------------------.
Applicable statements should be mailed to
                                          ------------------------------------
------------------------------------------------------------------------------
------------------------------------------------------------------------------

This information is provided by, the assignee named above, or, as its agent.

                                   EXHIBIT H

                        [FORM OF CLASS II-X CERTIFICATE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE HAS NO PRINCIPAL BALANCE AND IS NOT ENTITLED TO ANY DISTRIBUTIONS IN RESPECT OF PRINCIPAL.

Certificate No.                                      :

Cut-off Date                                         :        April 1, 2002

First Distribution Date                              :        May 25, 2002

Initial Notional Amount of this
Certificate ("Denomination")                         :

Initial Class Notional Amount of
all Certificates of this Class                       :

Percentage Interest                                  :

CUSIP                                                :

Pass-Through Rate                                    :

Maturity Date                                        :

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
              Credit Suisse First Boston Mortgage Securities Corp.,
         CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-10
                                   Class II-X

          evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of fixed rate conventional mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties.


          Credit Suisse First Boston Mortgage Securities Corp., as Depositor

          Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Sellers, the Master Servicer, the Servicers, the Special Servicer, the Trust Administrator or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

          This certifies that CEDE & CO., is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among the Depositor, DLJ Mortgage Capital, Inc., as seller (in such capacity, the "Seller"), Chase Manhattan Mortgage Corporation, as master servicer (in such capacity, the "Master Servicer"), GreenPoint Mortgage Funding, Inc., as a seller (in such capacity, a "Seller"), and as a servicer (in such capacity, a "Servicer"), Washington Mutual Mortgage Securities Corp., as a seller (in such capacity, a "Seller"), and as a servicer (in such capacity, a "Servicer"), Olympus Servicing, L.P., as a servicer (in such capacity, a "Servicer") and the special servicer (in such capacity, the "Special Servicer"), Bank One, National Association, as trustee (the "Trustee") and JPMorgan Chase Bank, as trust administrator (the "Trust Administrator"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

          IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated:  April [__], 2002.

                                    JPMORGAN CHASE BANK,
                                    as Trust Administrator


                                    By
                                      ----------------------------------------

Countersigned:


By
   ---------------------------------
       Authorized Signatory of
       JPMORGAN CHASE BANK,
       as Trust Administrator

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
              Credit Suisse First Boston Mortgage Securities Corp.,
         CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-10
                                   Class II-X

          This Certificate is one of a duly authorized issue of Certificates designated as Credit Suisse First Boston Mortgage Securities Corp., CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-10, of the Series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

          The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that neither the Trustee nor the Trust Administrator is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

          This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee and the Trust Administrator.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month, or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date applicable to each Distribution Date is (1) with respect to all Certificates other than the LIBOR Certificates held in Book-Entry Form, the last day of the calendar month preceding the month in which such Distribution Date occurs and
(2) with respect to the LIBOR Certificates held in Book-Entry Form only, the close of business on the last Business Day of the calendar month immediately preceding the calendar month of such Distribution Date.

          Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trust Administrator in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

          The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee, the Trust Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Servicers, the Special Servicer, the Sellers, the Trustee and the Trust Administrator with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trust Administrator upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Trust Administrator in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trust Administrator and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

          The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

          No service charge will be made for any such registration of transfer or exchange, but the Trust Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          The Depositor, each Servicer, the Master Servicer, each Seller, the Trustee and the Trust Administrator and any agent of the Depositor, each Servicer, the Master Servicer, each Seller, the Trustee or the Trust Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicers, the Master Servicer, the Sellers, the Trustee, the Trust Administrator or any such agent shall be affected by any notice to the contrary.

          On any Distribution Date on which the aggregate Stated Principal Balance of the Group I Mortgage Loans is less than 5% of the aggregate Stated Principal Balance of the Group I Mortgage Loans as of the Cut-off Date, Olympus will have the option to purchase, in whole, from the Trust Fund all remaining Group I Mortgage Loans and all property acquired in respect of such Mortgage Loans at a purchase price determined as provided in the Agreement. On any Distribution Date on which the aggregate Stated Principal Balance of the Group II Mortgage Loans is less than 5% of the aggregate Stated Principal Balance of the Group II Mortgage Loans as of the Cut-off Date, Olympus will have the option to purchase, in whole, from the Trust Fund all remaining Group II Mortgage Loans and all property acquired in respect of such Mortgage Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement. In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement. Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                  ASSIGNMENT

          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trust Administrator to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

-------------------------------------------------------------------------------
Dated:

                                        -------------------------------------
                                        Signature by or on behalf of assignor



                           DISTRIBUTION INSTRUCTIONS

          The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to
                   -----------------------------------------------------------
------------------------------------------------------------------------------
for the account of
                   -----------------------------------------------------------,
account number          , or, if mailed by check, to
              ----------                             -------------------------
------------------------------------------------------------------------------
------------------------------------------------------------------------------.
Applicable statements should be mailed to
                                          ------------------------------------
------------------------------------------------------------------------------
------------------------------------------------------------------------------

This information is provided by, the assignee named above, or, as its agent.

                                   EXHIBIT I

                        [FORM OF CLASS II-P CERTIFICATE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE IS NOT ENTITLED TO ANY PAYMENTS OF INTEREST.

Certificate No.                                      :

Cut-off Date                                         :        April 1, 2002

First Distribution Date                              :        May 25, 2002

Initial Certificate Balance
of this Certificate
("Denomination")                                     :        $

Initial Certificate Balances
of all Certificates
of this Class                                        :        $

Percentage Interest                                  :

CUSIP                                                :

Pass-Through Rate                                    :

Maturity Date                                        :

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
              Credit Suisse First Boston Mortgage Securities Corp.,
         CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-10
                                   Class II-P

          evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of fixed rate conventional mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties.

          Credit Suisse First Boston Mortgage Securities Corp., as Depositor

          Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Sellers, the Master Servicer, the Servicers, the Special Servicer, the Trust Administrator or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

          This certifies that CEDE & CO., is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among the Depositor, DLJ Mortgage Capital, Inc., as seller (in such capacity, the "Seller"), Chase Manhattan Mortgage Corporation, as master servicer (in such capacity, the "Master Servicer"), GreenPoint Mortgage Funding, Inc., as a seller (in such capacity, a "Seller"), and as a servicer (in such capacity, a "Servicer"), Washington Mutual Mortgage Securities Corp., as a seller (in such capacity, a "Seller"), and as a servicer (in such capacity, a "Servicer"), Olympus Servicing, L.P., as a servicer (in such capacity, a "Servicer") and the special servicer (in such capacity, the "Special Servicer"), Bank One, National Association, as trustee (the "Trustee") and JPMorgan Chase Bank, as trust administrator (the "Trust Administrator"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

          IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated:  April [__], 2002.

                                         JPMORGAN CHASE BANK,
                                         as Trust Administrator


                                      By
                                           ------------------------------------

Countersigned:


By
  ------------------------------
       Authorized Signatory of
       JPMORGAN CHASE BANK,
       as Trust Administrator

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
              Credit Suisse First Boston Mortgage Securities Corp.,
         CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-10
                                   Class II-P

          This Certificate is one of a duly authorized issue of Certificates designated as Credit Suisse First Boston Mortgage Securities Corp., CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-10, of the Series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

          The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that neither the Trustee nor the Trust Administrator is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

          This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee and the Trust Administrator.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month, or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date applicable to each Distribution Date is (1) with respect to all Certificates other than the LIBOR Certificates held in Book-Entry Form, the last day of the calendar month preceding the month in which such Distribution Date occurs and
(2) with respect to the LIBOR Certificates held in Book-Entry Form only, the close of business on the last Business Day of the calendar month immediately preceding the calendar month of such Distribution Date.

          Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trust Administrator in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

          The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee, the Trust Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Servicers, the Special Servicer, the Sellers, the Trustee and the Trust Administrator with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trust Administrator upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Trust Administrator in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trust Administrator and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

          The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

          No service charge will be made for any such registration of transfer or exchange, but the Trust Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          The Depositor, each Servicer, the Master Servicer, each Seller, the Trustee and the Trust Administrator and any agent of the Depositor, each Servicer, the Master Servicer, each Seller, the Trustee or the Trust Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicers, the Master Servicer, the Sellers, the Trustee, the Trust Administrator or any such agent shall be affected by any notice to the contrary.

          On any Distribution Date on which the aggregate Stated Principal Balance of the Group I Mortgage Loans is less than 5% of the aggregate Stated Principal Balance of the Group I Mortgage Loans as of the Cut-off Date, Olympus will have the option to purchase, in whole, from the Trust Fund all remaining Group I Mortgage Loans and all property acquired in respect of such Mortgage Loans at a purchase price determined as provided in the Agreement. On any Distribution Date on which the aggregate Stated Principal Balance of the Group II Mortgage Loans is less than 5% of the aggregate Stated Principal Balance of the Group II Mortgage Loans as of the Cut-off Date, Olympus will have the option to purchase, in whole, from the Trust Fund all remaining Group II Mortgage Loans and all property acquired in respect of such Mortgage Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement. In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement. Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                  ASSIGNMENT

          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trust Administrator to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

-------------------------------------------------------------------------------
Dated:

                                        -------------------------------------
                                        Signature by or on behalf of assignor



                           DISTRIBUTION INSTRUCTIONS

          The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to
                   -----------------------------------------------------------
------------------------------------------------------------------------------
for the account of
                   -----------------------------------------------------------,
account number          , or, if mailed by check, to
              ----------                             -------------------------
------------------------------------------------------------------------------
------------------------------------------------------------------------------.
Applicable statements should be mailed to
                                          ------------------------------------
------------------------------------------------------------------------------
------------------------------------------------------------------------------

This information is provided by, the assignee named above, or, as its agent.

                                   EXHIBIT J

                              [FORM OF CLASS I-PP]

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

PURSUANT TO SECTION 5.02(b) OF THE AGREEMENT, IF THIS CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, A REPRESENTATION LETTER TO THE EFFECT THAT THE CERTIFICATE IS BEING PURCHASED BY AN "INSURANCE COMPANY GENERAL ACCOUNT," AND THE ACQUISITION AND HOLDING OF THE CERTIFICATE SATISFY THE REQUIREMENTS FOR EXEMPTIVE RELIEF UNDER SECTIONS I AND III OF PTCE 95-60 OR (III) NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE (I) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AND IS NOT INVESTING ON BEHALF OF OR WITH PLAN ASSETS OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE, OR (II) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN. IN THE EVENT THE REPRESENTATIONS REFERRED TO IN THE PRECEDING SENTENCE ARE NOT FURNISHED, SUCH REPRESENTATION SHALL BE DEEMED TO HAVE BEEN MADE TO THE TRUSTEE BY THE TRANSFEREE'S ACCEPTANCE OF THIS CERTIFICATE, OR BY ANY BENEFICIAL OWNER WHO PURCHASES AN INTEREST IN THIS CERTIFICATE IN BOOK-ENTRY FORM. IN THE EVENT THAT A REPRESENTATION IS VIOLATED, OR ANY ATTEMPT TO TRANSFER THIS CERTIFICATE TO A PLAN OR PERSON ACTING ON BEHALF OF A PLAN OR USING A PLAN'S ASSETS IS ATTEMPTED WITHOUT THE DELIVERY TO THE TRUSTEE OF THE OPINION OF COUNSEL DESCRIBED ABOVE, THE ATTEMPTED TRANSFER OR ACQUISITION OF THIS CERTIFICATE SHALL BE VOID AND OF NO EFFECT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE HAS NO PRINCIPAL BALANCE AND IS ENTITLED ONLY TO
DISTRIBUTIONS OF ALL PREPAYMENT PREMIUMS ON THE MORTGAGE LOANS.

Certificate No.                             :        1

Cut-off Date                                :        April 1, 2002

First Distribution Date                     :        May 25, 2002

Initial Certificate Principal Balance
of this Certificate
("Denomination")                            :

Initial Certificate Principal Balances
of all Certificates
of this Class                               :

CUSIP                                       :

Pass Through Rate                           :

Maturity Date                               :

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                          CSFB ABS Trust Series 2002-10
             CSFB Mortgage Pass-Through Certificates, Series 2002-10
                                  Class I-PP

          evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of fixed rate, fully amortizing and balloon, conventional mortgage loans (the "Mortgage Loans") secured by second liens on one- to four-family residential properties.

          Credit Suisse First Boston Mortgage Securities Corp., as Depositor

          This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

          This certifies that [____________________________________] is the registered owner of the Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among the Depositor, DLJ Mortgage Capital, Inc., as a seller (in such capacity, a "Seller"), Vesta Servicing, L.P., as a servicer (in such capacity, a "Servicer"), Ocwen Federal Bank FSB, as a servicer (in such capacity, a "Servicer") and U. S. Bank National Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

          IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated: April [____], 2002



                                           JPMORGAN CHASE BANK,
                                           as Trust Administrator



                                           By
                                             ---------------------------------

Countersigned:



By
  -----------------------------------
         Authorized Signatory of
         JPMORGAN CHASE BANK,
         as Trust Administrator

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                          CSFB ABS Trust Series 2002-10
             CSFB Mortgage Pass-Through Certificates, Series 2002-10
                                  Class I-PP

          This Certificate is one of a duly authorized issue of Certificates designated as Credit Suisse First Boston Mortgage Securities Corp., Mortgage Pass-Through Certificates, Series 2002-10, of the Series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

          The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

          This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month, or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date applicable to each Distribution Date is (1) with respect to all Definitive Certificates, the last day of the calendar month preceding the month in which such Distribution Date occurs and (2) with respect to all Certificates in Book-Entry Form only, the Business Day immediately preceding the Distribution Date.

          Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

          The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicers, the Seller and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this

          Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Trustee in St. Paul, Minnesota, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

          The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

          No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          The Depositor, the Servicers, the Seller and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Servicers, the Seller, the Depositor, the Trustee, or any such agent shall be affected by any notice to the contrary.

          On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than 5% of the sum of Aggregate Loan Balance as of the Cut-off Date and the amount on deposit in the Prefunding Account on the Closing Date, Vesta will have the option to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement. In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement.

          Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                   EXHIBIT K

                              FORM OF CLASS II-PP

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

PURSUANT TO SECTION 5.02(b) OF THE AGREEMENT, IF THIS CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, A REPRESENTATION LETTER TO THE EFFECT THAT THE CERTIFICATE IS BEING PURCHASED BY AN "INSURANCE COMPANY GENERAL ACCOUNT," AND THE ACQUISITION AND HOLDING OF THE CERTIFICATE SATISFY THE REQUIREMENTS FOR EXEMPTIVE RELIEF UNDER SECTIONS I AND III OF PTCE 95-60 OR (III) NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE (I) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AND IS NOT INVESTING ON BEHALF OF OR WITH PLAN ASSETS OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE, OR (II) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN. IN THE EVENT THE REPRESENTATIONS REFERRED TO IN THE PRECEDING SENTENCE ARE NOT FURNISHED, SUCH REPRESENTATION SHALL BE DEEMED TO HAVE BEEN MADE TO THE TRUSTEE BY THE TRANSFEREE'S ACCEPTANCE OF THIS CERTIFICATE, OR BY ANY BENEFICIAL OWNER WHO PURCHASES AN INTEREST IN THIS CERTIFICATE IN BOOK-ENTRY FORM. IN THE EVENT THAT A REPRESENTATION IS VIOLATED, OR ANY ATTEMPT TO TRANSFER THIS CERTIFICATE TO A PLAN OR PERSON ACTING ON BEHALF OF A PLAN OR USING A PLAN'S ASSETS IS ATTEMPTED WITHOUT THE DELIVERY TO THE TRUSTEE OF THE OPINION OF COUNSEL DESCRIBED ABOVE, THE ATTEMPTED TRANSFER OR ACQUISITION OF THIS CERTIFICATE SHALL BE VOID AND OF NO EFFECT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE HAS NO PRINCIPAL BALANCE AND IS ENTITLED ONLY TO
DISTRIBUTIONS OF ALL PREPAYMENT PREMIUMS ON THE MORTGAGE LOANS.

Certificate No.                             :        1

Cut-off Date                                :        April 1, 2002

First Distribution Date                     :        May 25, 2002

Initial Certificate Principal Balance
of this Certificate
("Denomination")                            :

Initial Certificate Principal Balances
of all Certificates
of this Class                               :

CUSIP                                       :

Pass Through Rate                           :

Maturity Date                               :

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                          CSFB ABS Trust Series 2002-10
             CSFB Mortgage Pass-Through Certificates, Series 2002-10

                                  Class II-PP

         evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of fixed rate, fully amortizing and balloon, conventional mortgage loans (the "Mortgage Loans") secured by second liens on one- to four-family residential properties.

          Credit Suisse First Boston Mortgage Securities Corp., as Depositor

          This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

          This certifies that [___________________________] is the registered owner of the Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among the Depositor, DLJ Mortgage Capital, Inc., as a seller (in such capacity, a "Seller"), Vesta Servicing, L.P., as a servicer (in such capacity, a "Servicer"), Ocwen Federal Bank FSB, as a servicer (in such capacity, a "Servicer") and U. S. Bank National Association as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

          IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated: April [__], 2002


                                             JPMORGAN CHASE BANK,
                                             as Trust Administrator



                                             By
                                                ------------------------------

Countersigned:


By
    -----------------------------
         Authorized Signatory of
         JPMORGAN CHASE BANK,
         as Trust Administrator

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                          CSFB ABS Trust Series 2002-10
             CSFB Mortgage Pass-Through Certificates, Series 2002-10
                                  Class II-PP

          This Certificate is one of a duly authorized issue of Certificates designated as Credit Suisse First Boston Mortgage Securities Corp., Mortgage Pass-Through Certificates, Series 2002-10, of the Series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

          The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

          This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month, or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date applicable to each Distribution Date is (1) with respect to all Definitive Certificates, the last day of the calendar month preceding the month in which such Distribution Date occurs and (2) with respect to all Certificates in Book-Entry Form only, the Business Day immediately preceding the Distribution Date.

          Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

          The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the

Certificateholders under the Agreement at any time by the Depositor, the Servicers, the Seller and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Trustee in St. Paul, Minnesota, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

          The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

          No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          The Depositor, the Servicers, the Seller and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Servicers, the Seller, the Depositor, the Trustee, or any such agent shall be affected by any notice to the contrary.

          On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than 5% of the sum of Aggregate Loan Balance as of the Cut-off Date and the amount on deposit in the Prefunding Account on the Closing Date, Vesta will have the option to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement. In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement.

          Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                   EXHIBIT L

                         FORM OF SERVICER INFORMATION

The following information will be e-mailed to Trust Administrator in accordance with Section 4.05:

Servicer Loan Number Trust Loan Number (if applicable) Scheduled Net Interest Scheduled Principal Curtailment Applied Curtailment Adjustment Mortgage Rate Servicing Fee Rate P&I Payment Beginning Scheduled Balance Ending Scheduled Balance Ending Actual Principal Balance Due Date Prepayment in full Principal Prepayment in full Net Interest Prepayment in full Penalty Delinquencies:
         1-30
         31-60
         61-90
         91 +
Foreclosures
REO Properties
Loss Amounts & Loss Types (i.e., Bankruptcy, Excess, Deficient Valuation, Debt Reduction)

Kristen Knight
First Security Investor Reporting
150 South Wacker Drive
Chicago, IL  60606-4102
Phone No. 312-425-3281
Fax No.   312-425-4281
kknight@fsir.com

[name]
JPMorgan Chase Bank
[address]
Phone No. [________]
Fax No. [________]
[email]

                                   EXHIBIT M

                                  [RESERVED]

                                   EXHIBIT N

                    FORM OF INITIAL CERTIFICATION OF TRUSTEE


                           [_________________, 200_]

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 5th Floor
New York, New York  10010

DLJ Mortgage Capital, Inc.
11 Madison Avenue, 4th Floor
New York, New York  10010

          Re:  Pooling  and   Servicing   Agreement   ("Pooling   and  Servicing
               Agreement") relating to [__________________] CSFB Mortgage-Backed Pass-Through Certificates, Series 200_-___

Ladies and Gentlemen:

          In accordance with and subject to the provisions of Section 2.02 of the Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that, except for the exceptions noted on the schedule attached hereto, it has (a) received an original Mortgage Note with respect to each Mortgage Loan listed on the Mortgage Loan Schedule and (b) received an original Mortgage (or a certified copy thereof) with respect to each Mortgage Loan listed on the Mortgage Loan Schedule in accordance with Section 2.01 of the Pooling and Servicing Agreement. The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically mentioned above. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents delivered in accordance with Section 2.01 of the Pooling and Servicing Agreement or any of the Mortgage Loans identified in the Mortgage Loan Schedule, or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

          The Trustee acknowledges receipt of notice that the Depositor has granted to the Trustee for the benefit of the Certificateholders a security interest in all of the Depositor's right, title and interest in and to the Mortgage Loans.

          Capitalized terms used herein without definition shall have the meaning assigned to them in the Pooling and Servicing Agreement.

                                   BANK ONE, NATIONAL ASSOCIATION,
                                  as Trustee


                                   By:
                                      -----------------------------------------
                                        Authorized Representative

                                   EXHIBIT O

                    FORM OF FINAL CERTIFICATION OF TRUSTEE

                                    [date]

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 5th Floor
New York, New York 10010

DLJ Mortgage Capital, Inc.
11 Madison Avenue, 4th Floor
New York, New York 10010

          Re:  Pooling  and   Servicing   Agreement   ("Pooling   and  Servicing
               Agreement")     relating    to     [___________________]     CSFB
               Mortgage-Backed Pass-Through Certificates, Series 200_-___

Ladies and Gentlemen:

          In accordance with and subject to the provisions of Section 2.02 of the above-referenced Pooling and Servicing Agreement the undersigned, as Trustee, hereby certifies that, except for the exceptions noted on the schedule attached hereto, as to each Mortgage Loan listed in the Mortgage Loan
Schedule it has reviewed the Mortgage File and has determined that (based solely on its review of each such documents on its face) (i) all documents described in clauses (i)-(v) of Section 2.01(b) of the Pooling and Servicing Agreement are in its possession, (ii) such documents have been reviewed by it and have not been mutilated, damaged, defaced, torn or otherwise physically altered and such documents relate to such Mortgage Loan and (iii) each Mortgage Note has been endorsed and each assignment of Mortgage has been delivered as provided in Section 2.01 of the Pooling and Servicing Agreement. The Trustee has made no independent examination of any documents required to be delivered in accordance with Section 2.01 of the Pooling and Servicing Agreement beyond the review specifically required therein. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents required to be delivered in accordance with Section 2.01 of the Pooling and Servicing Agreement or any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

          Capitalized terms used herein without definition have the meanings ascribed to them in the Pooling and Servicing Agreement.

                                   BANK ONE, NATIONAL ASSOCIATION,
                                  as Trustee


                                   By:
                                      ----------------------------------------
                                        Authorized Representative

                                   EXHIBIT P

                          FORM OF REQUEST FOR RELEASE

                                    [date]

To:  Bank One, National Association

          In connection with the administration of the Mortgage Loans held by you as Trustee under the Pooling and Servicing Agreement dated as of April 1, 2002, among the Depositor, DLJ Mortgage Capital, Inc., as seller (in such capacity, the "Seller"), Chase Manhattan Mortgage Corporation, as master servicer (in such capacity, the "Master Servicer"), GreenPoint Mortgage Funding, Inc., as a seller (in such capacity, a "Seller"), and as a servicer (in such capacity, a "Servicer"), Washington Mutual Mortgage Securities Corp., as a seller (in such capacity, a "Seller"), and as a servicer (in such capacity, a "Servicer"), Olympus Servicing, L.P., as a servicer (in such capacity, a "Servicer") and the special servicer (in such capacity, the "Special Servicer"), Bank One, National Association, as trustee (the "Trustee") and JPMorgan Chase Bank, as trust administrator (the "Trust Administrator") (the "Pooling and Servicing Agreement"), the undersigned hereby requests a release of the Mortgage File held by you as Trustee with respect to the following described Mortgage Loan for the reason indicated below.

Mortgagor's Name:

Address:

Loan No.:

Reason for requesting file:

____      1.   Mortgage Loan paid in full.

               (The Servicer hereby certifies that all amounts received in connection with the Mortgage Loan have been or will be credited to the Certificate Account pursuant to the Pooling and Servicing Agreement.)

____      2.   Mortgage Loan purchased.

               (The Servicer hereby certifies that the Purchase Price has been credited to the Certificate Account pursuant to the Pooling and Servicing Agreement.)

____      3.   The Mortgage Loan is being foreclosed.

____      4.   Other.  (Describe)

          The undersigned acknowledges that the above Mortgage File will be held by the undersigned in accordance with the provisions of the Pooling and Servicing Agreement and will be returned, except if the Mortgage Loan has been paid in full or purchased (in which case the Mortgage File will be retained by us permanently) when no longer required by us for such purpose.

          Capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

                                  [NAME OF SERVICER]


                                  By:
                                     -----------------------------------------
                                     Name:
                                    Title:

                                   EXHIBIT Q

                        FORM OF TRANSFEROR CERTIFICATE
                                    [date]

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 5th Floor
New York, NY 10010

[Trust Administrator]

          Re:  [__________________]   CSFB Mortgage-Backed Pass-Through
               Certificates, Series 200_-__

Ladies and Gentlemen:

          In connection with our disposition of the above Certificates we certify that (a) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the "Act"), and are being disposed by us in a transaction that is exempt from the registration requirements of the Act, (b) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action which would result in, a violation of Section 5 of the Act and (c) to the extent we are disposing of a Class AR Certificate, we have no knowledge the Transferee is not a Permitted Transferee.

                                           Very truly yours,



                                           ------------------------------------
                                           Print Name of Transferor



                                           By:
                                              --------------------------------
                                                  Authorized Officer

                                  EXHIBIT R-1

                           FORM OF INVESTMENT LETTER
                                    [date]

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 5th Floor
New York, NY 10010

[Trust Administrator]

               Re: [__________________] CSFB Mortgage-Backed Pass-Through Certificates, Series 200_-__


Ladies and Gentlemen:

         In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we are an "accredited investor," as defined in Regulation D under the Act, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) either (i) we are not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan or arrangement that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended, nor are we acting on behalf of any such plan or arrangement nor are we using the assets of any such plan or arrangement to effect such acquisition or (ii) if we are an insurance company, we are purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and our purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60, (e) we are acquiring the Certificates for investment for our own account and not with a view to any distribution of such Certificates (but without prejudice to our right at all times to sell or otherwise dispose of the Certificates in accordance with clause (g) below), (f) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of
Section 5 of the Act, and (g) we will not sell, transfer or otherwise dispose of any Certificates unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act or is exempt from such registration requirements, and if requested, we will at our expense provide an opinion of counsel satisfactory to the addressees of this Certificate that such sale, transfer or other disposition may be made pursuant to an exemption from the Act, (2) the purchaser or transferee of such Certificate has executed and delivered to you a certificate to substantially the same effect as this certificate, and

(3) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Pooling and Servicing Agreement.

                                              Very truly yours,



                                              _________________________
                                              Print Name of Transferee


                                           By: ________________________
                                                 Authorized Officer

                                  EXHIBIT R-2

                           FORM OF RULE 144A LETTER
                                    [date]

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 5th Floor
New York, NY 10010

[Trust Administrator]

               Re: [__________________] CSFB Mortgage-Backed Pass-Through
                   Certificates, Series 200_-__


Ladies and Gentlemen:

         In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) either (i) we are not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan or arrangement that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended, nor are we acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement to effect such acquisition, or (ii) if an insurance company, we are purchasing the Certificates with funds contained in an "insurance company general account" (as defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and our purchase and holding of the Certificates are covered under Sections I and III of PTCE 95-60, (e) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Act or that would render the disposition of the Certificates a violation of Section 5 of the Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificates, (f) we are a "qualified institutional buyer" as that term is defined in Rule 144A under the Act ("Rule 144A") and have completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2, (g) we are aware that the sale to us is being made in reliance on Rule 144A, and (i) we are acquiring the Certificates for our own account or for resale pursuant to Rule 144A and further,


                                     R-2-1
understand that such Certificates may be resold, pledged or transferred only
(A) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (B) pursuant to another exemption from registration under the Act.

                                              Very truly yours,


                                              ___________________________
                                              Print Name of Transferee


                                          By: ___________________________
                                                   Authorized Officer


                                     R-2-2

                                   EXHIBIT S

               FORM OF INVESTOR TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF          )
                       : ss.:
COUNTY OF         )

         [NAME OF OFFICER], being first duly sworn, deposes and says:

         1. That he is [Title of Officer] or [Name of Owner] (record or beneficial owner (the "Owner") of the Class AR Certificates (the "Class AR Certificates")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of ] [the United States], on behalf of which he makes this affidavit and agreement.

         2. That the Owner (i) is not and will not be a "disqualified organization" as of [date of transfer] within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code"), (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class AR Certificates, and (iii) is acquiring the Class AR Certificates for its own account. A "Permitted Transferee" is any person other than a "disqualified organization". (For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

         3. That the Owner is aware (i) of the tax that would be imposed on transfers of Class AR Certificates to disqualified organizations under the Code; (ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a non-Permitted Transferee, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is a Permitted Transferee and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class AR Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, if a significant purpose of the transfer was to enable the transferor to impede the assessment or collection of tax.

         4. That the Owner is aware of the tax imposed on a "pass-through entity" holding Class AR Certificates if at any time during the taxable year of the pass-through entity a non-Permitted Transferee is the record holder of an interest in such entity. (For this purpose, a

"pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

         5. That the Owner is aware that the Trustee will not register the Transfer of any Class AR Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

         6. That the Owner has reviewed the restrictions set forth on the face of the Class AR Certificates and the provisions of Section 6.02 of the Pooling and Servicing Agreement under which the Class AR Certificates were issued. The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

         7. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class AR Certificates will only be owned, directly or indirectly, by an Owner that is a Permitted Transferee.

         8. That the Owner's Taxpayer Identification Number is ________________.

         9. That the Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States, any State thereof or the District of Columbia, or an estate or trust whose income from sources without the United States is includable in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

         10. That no purpose of the Owner relating to the purchase of the Class AR Certificate by the Owner is or will be to impede the assessment or collection of tax.

         11. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding.

         12. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Certificates remain outstanding.

         13. That no purpose of the Owner relating to any sale of the Class AR Certificate by the Owner will be to impede the assessment or collection of tax.

         14. The Owner hereby agrees to cooperate with the Trustee and to take any action required of it by the Code or Treasury regulations thereunder (whether now or hereafter promulgated) in order to create or maintain the REMIC status of the Trust Fund.

         15. That the Owner

         (a) is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan; or

         (b) is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.

         16. The Owner hereby agrees that it will not take any action that could endanger the REMIC status of the Trust Fund or result in the imposition of tax on the Trust Fund unless counsel for, or acceptable to, the Trustee has provided an opinion that such action will not result in the loss of such REMIC status or the imposition of such tax, as applicable.

         17. The Owner has provided financial statements or other financial information requested by the transferor in connection with the transfer of the Residual Certificates to permit the transferor to assess the financial capability of the Owner to pay any such taxes.

         IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this ____ day of ___________.

                                        [NAME OF OWNER]



                                        By:  __________________________________
                                             [Name of Officer]
                                             [Title of Officer]

[Corporate Seal]

ATTEST:


_______________________________
[Assistant] Secretary

         Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

        Subscribed and sworn before me this _____ day of _____________________.

                                        _______________________________________
                                        NOTARY PUBLIC


                                        COUNTY OF _____________________________


                                        STATE OF ______________________________


                                        My Commission expires the _____day of
                                        __________________, 20____.

                                   EXHIBIT T

                         FORM OF TRANSFER CERTIFICATE

                                    [date]

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 5th Floor
New York, New York 10010

[---------------------]
[---------------------]
[---------------------]

          Re: [_________________________] CSFB Mortgage-Backed Pass-Through Certificates, Series 200_-___, Class AR (the "Certificates")


Ladies and Gentlemen:

         This letter is delivered to you in connection with the sale by _________________ (the "Seller") to ____________________________________ (the
"Purchaser") of a _______% Percentage Interest in the above referenced Certificates, pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of April 1, 2002, among the Depositor, DLJ Mortgage Capital, Inc., as seller (in such capacity, the "Seller"), Chase Manhattan Mortgage Corporation, as master servicer (in such capacity, the "Master Servicer"), GreenPoint Mortgage Funding, Inc., as a seller (in such capacity, a "Seller"), and as a servicer (in such capacity, a "Servicer"), Washington Mutual Mortgage Securities Corp., as a seller (in such capacity, a "Seller"), and as a servicer (in such capacity, a "Servicer"), Olympus Servicing, L.P., as a servicer (in such capacity, a "Servicer") and the special servicer (in such capacity, the "Special Servicer"), Bank One, National Association, as trustee (the "Trustee") and JPMorgan Chase Bank, as trust administrator (the "Trust Administrator"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

         1. No purpose of the Seller relating to sale of the Certificate by the Seller to the Purchaser is or will be to enable the Seller to impede the assessment or collection of any tax.

         2. The Seller understands that the Purchaser has delivered to the Trustee a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit O. The Seller does not know or believe that any representation contained therein is false.

         3. The Seller has no actual knowledge that the proposed Transferee is not a Permitted Transferee.

         4. The Seller has no actual knowledge that the Purchaser would be unwilling or unable to pay taxes due on its share of the taxable income attributable to the Certificate.

         5. The Seller has conducted a reasonable investigation of the financial condition of the Purchaser and, as a result of the investigation, found that the Purchaser has historically paid its debts as they came due, and found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they come due in the future.

         6. The Purchaser has represented to the Seller that, if the Certificate constitutes a noneconomic residual interest, it (i) understands that as holder of a noneconomic residual interest it may incur tax liabilities in excess of any cash flows generated by the interest, and (ii) intends to pay taxes associated with its holding of the Certificate as they become due.

                                        Very truly yours,

                                        [SELLER]


                                        By:   ________________________________
                                              Name:
                                              Title:

                                  EXHIBIT U-1
                      FORM OF ESCROW ACCOUNT CERTIFICATE
                                   [On file]


                                     U-1-1

                                  EXHIBIT U-2
                         FORM OF ESCROW ACCOUNT LETTER
                                   [On file]



                                     U-2-1

                                  EXHIBIT V-1
                    FORM OF COLLECTION ACCOUNT CERTIFICATE
                                   [On file]



                                     V-1-1

                                  EXHIBIT V-2
                       FORM OF COLLECTION ACCOUNT LETTER
                                   [On file]




                                     V-2-1

                                   EXHIBIT W
                              FORM OF TGIC POLICY
                                   [On file]

                                  SCHEDULE I

                            Mortgage Loan Schedule

                            (Provided Upon Request)

                                 SCHEDULE IIA

     Representations and Warranties of Seller - DLJ Mortgage Capital, Inc.

         DLJMC, in its capacity as Seller, hereby makes the representations and warranties set forth in this Schedule IIA to the Depositor, the Trustee and the Trust Administrator, as of the Closing Date, or if so specified herein, as of the Cut-off Date or such other date as may be specified. Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement dated as of April 1, 2002 (the "Agreement") among Credit Suisse First Boston Mortgage Securities Corp., as the depositor, DLJ Mortgage Capital, Inc., as seller, Chase Manhattan Mortgage Corporation, as master servicer, GreenPoint Mortgage Funding, Inc., as a seller and a servicer, Washington Mutual Mortgage Securities Corp., as a seller and a servicer, Olympus Servicing, L.P., as a servicer and special servicer, JPMorgan Chase Bank, as trust administrator and Bank One, National Association, as trustee.

          (i) DLJMC is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation;

          (ii) DLJMC has full corporate power to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

          (iii) the execution and delivery by DLJMC of this Agreement have been duly authorized by all necessary corporate action on the part of DLJMC; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated hereby, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on DLJMC or its properties or the certificate of incorporation or by-laws of DLJMC, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on DLJMC's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

          (iv) the execution, delivery and performance by DLJMC of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made and, in connection with the recordation of the Mortgages, powers of attorney or assignments of Mortgages not yet completed;

          (v) this Agreement has been duly executed and delivered by DLJMC and, assuming due authorization, execution and delivery by the Trustee, the Trust Administrator, the Master Servicer, the Servicers, the Special Servicer and the Depositor, constitutes a valid and binding obligation of DLJMC enforceable against it in accordance

                                     IIA-1
with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally); and

          (vi) to the knowledge of DLJMC, there are no actions, litigation, suits or proceedings pending or threatened against DLJMC before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Agreement or (ii) with respect to any other matter which in the judgment of DLJMC if determined adversely to DLJMC would reasonably be expected to materially and adversely affect DLJMC's ability to perform its obligations under this Agreement; and DLJMC is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement.



                                     IIA-2

                                 SCHEDULE IIB

 Representations and Warranties of Master Servicer - Chase Manhattan Mortgage
                                  Corporation

         CMMC, in its capacity as Master Servicer, hereby makes the representations and warranties set forth in this Schedule IIB to the Depositor, the Trustee and the Trust Administrator, as of the Closing Date, or if so specified herein, as of the Cut-off Date or such other date as may be specified. Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement dated as of April 1, 2002 (the "Agreement") among Credit Suisse First Boston Mortgage Securities Corp., as the depositor, DLJ Mortgage Capital, Inc., as seller, Chase Manhattan Mortgage Corporation, as master servicer, GreenPoint Mortgage Funding, Inc., as a seller and a servicer, Washington Mutual Mortgage Securities Corp., as a seller and a servicer, Olympus Servicing, L.P., as a servicer and special servicer, JPMorgan Chase Bank, as trust administrator and Bank One, National Association, as trustee.

          (i) CMMC is a limited corporation duly formed, validly existing and in good standing and is qualified under the laws of each state where required by applicable law or is otherwise exempt under applicable law from such qualification.

          (ii) CMMC has all requisite corporate power, authority and capacity to enter into the Agreement and to perform the obligations required of it thereunder. The Agreement (assuming the due authorization and execution of the Agreement by the other parties thereto) constitutes a valid and legally binding agreement of CMMC enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization and similar laws, and by equitable principles affecting the enforceability of the rights of creditors.

          (iii) None of the execution and delivery of the Agreement, the consummation of any other transaction contemplated therein, or the fulfillment of or compliance with the terms of the Agreement, will result in the breach of, or constitute a default under, any term or provision of the organizational documents of CMMC or conflict with, result in a material breach, violation or acceleration of or constitute a material default under, the terms of any indenture or other agreement or instrument to which CMMC is a party or by which it is bound, or any statute, order, judgment, or regulation applicable to CMMC of any court, regulatory body, administrative agency or governmental body having jurisdiction over CMMC.

          (iv) There is no action, suit, proceeding or investigation pending, or to CMMC's knowledge threatened, against CMMC before any court, administrative agency or other tribunal (a) asserting the invalidity of the Agreement, (b) seeking to prevent the consummation of any of the transactions contemplated thereby or (c) which might materially and adversely affect the performance by CMMC of its obligations under, or the validity or enforceability of, the Agreement.


                                     IIB-1

          (v) No consent, approval, authorization or order of any court, regulatory body or governmental agency or court is required, under state or federal law prior to the execution, delivery and performance by CMMC of the Agreement or the consummation of the transactions contemplated by the Agreement.


                                     IIB-2

                                 SCHEDULE IIC

Representations and Warranties of Servicer - GreenPoint Mortgage Funding, Inc.

         GreenPoint, in its capacity as Seller and Servicer, hereby makes the representations and warranties set forth in this Schedule IIC to the Depositor, the Trustee, the Trust Administrator and the Master Servicer, as of the Closing Date, or if so specified herein, as of the Cut-off Date or such other date as may be specified. Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement dated as of April 1, 2002 (the "Agreement") among Credit Suisse First Boston Mortgage Securities Corp., as the depositor, DLJ Mortgage Capital, Inc., as seller, Chase Manhattan Mortgage Corporation, as master servicer, GreenPoint Mortgage Funding, Inc., as a seller and a servicer, Washington Mutual Mortgage Securities Corp., as a seller and a servicer, Olympus Servicing, L.P., as a servicer and special servicer, JPMorgan Chase Bank, as trust administrator and Bank One, National Association, as trustee.

          (i) GreenPoint is a corporation duly formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation and is qualified under the laws of each state where required by applicable law or is otherwise exempt under applicable law from such qualification.

          (ii) GreenPoint has all requisite corporate power, authority and capacity to enter into the Agreement and to perform the obligations required of it thereunder. The Agreement (assuming the due authorization and execution of the Agreement by the other parties thereto) constitutes a valid and legally binding agreement of GreenPoint enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization and similar laws, and by equitable principles affecting the enforceability of the rights of creditors.

          (iii) None of the execution and delivery of the Agreement, the consummation of any other transaction contemplated therein, or the fulfillment of or compliance with the terms of the Agreement, will result in the breach of, or constitute a default under, any term or provision of the organizational documents of GreenPoint or conflict with, result in a material breach, violation or acceleration of or constitute a material default under, the terms of any indenture or other agreement or instrument to which GreenPoint is a party or by which it is bound, or any statute, order, judgment, or regulation applicable to GreenPoint of any court, regulatory body, administrative agency or governmental body having jurisdiction over GreenPoint.

          (iv) There is no action, suit, proceeding or investigation pending, or to GreenPoint's knowledge threatened, against GreenPoint before any court, administrative agency or other tribunal (a) asserting the invalidity of the Agreement, (b) seeking to prevent the consummation of any of the transactions contemplated thereby or (c) which might materially and adversely affect the performance by GreenPoint of its obligations under, or the validity or enforceability of, the Agreement.


                                     IIC-1

          (v) No consent, approval, authorization or order of any court, regulatory body or governmental agency or court is required, under state or federal law prior to the execution, delivery and performance by GreenPoint of the Agreement or the consummation of the transactions contemplated by the Agreement.



                                     IIC-2

                                 SCHEDULE IID

   Representations and Warranties of Servicer - Washington Mutual Mortgage
                               Securities Corp.

         WMMSC, in its capacity as Servicer, hereby makes the representations and warranties set forth in this Schedule IID to the Depositor, the Trustee and the Trust Administrator, as of the Closing Date, or if so specified herein, as of the Cut-off Date or such other date as may be specified. Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement dated as of April 1, 2002 (the "Agreement") among Credit Suisse First Boston Mortgage Securities Corp., as the depositor, DLJ Mortgage Capital, Inc., as seller, Chase Manhattan Mortgage Corporation, as master servicer, GreenPoint Mortgage Funding, Inc., as a seller and a servicer, Washington Mutual Mortgage Securities Corp., as a seller and a servicer, Olympus Servicing, L.P., as a servicer and special servicer, JPMorgan Chase Bank, as trust administrator and Bank One, National Association, as trustee.

          (vi) WMMSC is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation and is qualified under the laws of each state where required by applicable law or is otherwise exempt under applicable law from such qualification.

          (vii) WMMSC has all requisite corporate power, authority and capacity to enter into the Agreement and to perform the obligations required of it thereunder. The Agreement (assuming the due authorization and execution of the Agreement by the other parties thereto) constitutes a valid and legally binding agreement of WMMSC enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization and similar laws, and by equitable principles affecting the enforceability of the rights of creditors.

          (viii) None of the execution and delivery of the Agreement, the consummation of any other transaction contemplated therein, or the fulfillment of or compliance with the terms of the Agreement, will result in the breach of, or constitute a default under, any term or provision of the organizational documents of WMMSC or conflict with, result in a material breach, violation or acceleration of or constitute a material default under, the terms of any indenture or other agreement or instrument to which WMMSC is a party or by which it is bound, or any statute, order, judgment, or regulation applicable to WMMSC of any court, regulatory body, administrative agency or governmental body having jurisdiction over WMMSC.

          (ix) There is no action, suit, proceeding or investigation pending, or to WMMSC's knowledge threatened, against WMMSC before any court, administrative agency or other tribunal (a) asserting the invalidity of the Agreement, (b) seeking to prevent the consummation of any of the transactions contemplated thereby or (c) which might materially and adversely affect the performance by WMMSC of its obligations under, or the validity or enforceability of, the Agreement.



                                     IID-1

          (x) No consent, approval, authorization or order of any court, regulatory body or governmental agency or court is required, under state or federal law prior to the execution, delivery and performance by WMMSC of the Agreement or the consummation of the transactions contemplated by the Agreement.


                                     IID-2

                                 SCHEDULE IIE

   Representations and Warranties of Servicer and Special Servicer- Olympus
                               Servicing, L.P.

         Olympus, in its capacities as Servicer and Special Servicer, hereby makes the representations and warranties set forth in this Schedule IIE to the Depositor, the Trustee, the Trust Administrator and the Master Servicer, as of the Closing Date, or if so specified herein, as of the Cut-off Date or such other date as may be specified. Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement dated as of April 1, 2002 (the "Agreement") among Credit Suisse First Boston Mortgage Securities Corp., as the depositor, DLJ Mortgage Capital, Inc., as seller, Chase Manhattan Mortgage Corporation, as master servicer, GreenPoint Mortgage Funding, Inc., as a seller and a servicer, Washington Mutual Mortgage Securities Corp., as a seller and a servicer, Olympus Servicing, L.P., as a servicer and special servicer, JPMorgan Chase Bank, as trust administrator and Bank One, National Association, as trustee.

          (i) Olympus Servicing, L.P. ("Olympus") is a limited partnership duly organized, validly existing and in good standing under the laws of the state of its formation;

          (ii) Olympus has full authorization to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

          (iii) the execution and delivery by Olympus of this Agreement have been duly authorized by all necessary action on the part of Olympus; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated hereby, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on Olympus or its properties or the partnership agreement or bylaws of Olympus, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on Olympus's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

          (iv) this Agreement has been duly executed and delivered by Olympus and, assuming due authorization, execution and delivery by the Trustee, DLJMC and the Depositor, constitutes a valid and binding obligation of Olympus enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally); and

          (v) to the knowledge of Olympus, there are no actions, litigation, suits or proceedings pending or threatened against Olympus before or by any court, administrative agency, arbitrator or governmental body (a) with respect to any of the transactions contemplated by this Agreement or
     (b) with respect to any other matter which in the judgment of Olympus if determined adversely to Olympus would reasonably


                                     IIE-1
     be expected to materially and adversely affect Olympus's ability to perform its obligations under this Agreement, other than as Olympus has previously advised Seller; and Olympus is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement.

          (vi) No consent, approval, authorization or order of any court, regulatory body or governmental agency or court is required, under state or federal law prior to the execution, delivery and performance by Olympus of the Agreement or the consummation of the transactions contemplated by the Agreement.



                                     IIE-2

                                 SCHEDULE IIIA

        Representations and Warranties of DLJMC - DLJMC Mortgage Loans

         DLJMC, in its capacity as Seller, hereby makes the representations and warranties set forth in this Schedule IIIA to the Depositor, the Trustee and the Trust Administrator, as of the Closing Date, or if so specified herein, as of the Cut-off Date or such other date as may be specified, with respect to the DLJMC Mortgage Loans identified on Schedule I hereto. Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement dated as of April 1, 2002 (the "Agreement") among Credit Suisse First Boston Mortgage Securities Corp., as the depositor, DLJ Mortgage Capital, Inc., as seller, Chase Manhattan Mortgage Corporation, as master servicer, GreenPoint Mortgage Funding, Inc., as a seller and a servicer, Washington Mutual Mortgage Securities Corp., as a seller and a servicer, Olympus Servicing, L.P., as a servicer and special servicer, JPMorgan Chase Bank, as trust administrator and Bank One, National Association, as trustee. Each reference to a "Mortgage Loan" in this Schedule IIIA shall mean a DLJMC Mortgage Loan, and each reference to a "Mortgaged Property" shall mean a Mortgaged Property related to a DLJMC Mortgage Loan.

          (i) The information set forth in Schedule I, with respect to the DLJMC Mortgage Loans, is complete, true and correct in all material respects;

          (ii) With respect to a Mortgage Loan that is not a Co-op Loan, the Mortgage creates a first lien or a first priority ownership interest in an estate in fee simple in real property securing the related Mortgage Note. With respect to a Mortgage Loan that is a Co-op Loan, the Mortgage creates a first lien or a first priority ownership interest in the stock ownership and leasehold rights associated with the cooperative unit securing the related Mortgage Note;

          (iii) All payments due prior to the Cut-off Date for such Mortgage Loan have been made as of the Closing Date, the Mortgage Loan is not delinquent in payment more than 30 days; there are no material defaults under the terms of the Mortgage Loan. Except for (a) payments in the nature of escrow payments and (b) interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage proceeds, whichever is greater, to the day which precedes by one month the Due Date of the first installment payment of principal and interest, including, without limitation, taxes and insurance payments, the Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the Mortgaged Property subject to the Mortgage, directly or indirectly, for the payment of any amount required by the Mortgage Loan;

          (iv) All taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or escrow funds have been established in an amount sufficient to pay for every such escrowed item which remains unpaid and which has been assessed but is not yet due and payable;


                                    IIIA-1

          (v) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments which have been recorded or sent for recording to the extent any such recordation is required by law, or, necessary to protect the interest of the Purchaser. No other instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, from the terms thereof except in connection with an assumption agreement and which assumption agreement is part of the Mortgage File and the terms of which are reflected in Schedule IA; the substance of any such waiver, alteration or modification has been approved by the issuer of any related Primary Mortgage Insurance Policy and title insurance policy, to the extent required by the related policies;

          (vi) The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including, without limitation, the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render the Mortgage Note or Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto; and the Mortgagor was not a debtor in any state or federal bankruptcy or insolvency proceeding at the time the Mortgage Loan was originated;

          (vii) All buildings or other customarily insured improvements upon the Mortgaged Property are insured by an insurer acceptable under the FNMA Guides, against loss by fire, hazards of extended coverage and such other hazards as are provided for in the FNMA Guides or by FHLMC, as well as all additional requirements set forth in Section 4.10 of this Agreement. All such standard hazard policies are in full force and effect and on the date of origination contained a standard mortgagee clause naming the Seller and its successors in interest and assigns as loss payee and such clause is still in effect and all premiums due thereon have been paid. If required by the Flood Disaster Protection Act of 1973, as amended, the Mortgage Loan is covered by a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration which policy conforms to FNMA and FHLMC requirements, as well as all additional requirements set forth in Section
     4.10 of this Agreement. Such policy was issued by an insurer acceptable under FNMA or FHLMC guidelines. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor;

          (viii) Any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loan have been complied with in all material respects;

          (ix) The Mortgage has not been satisfied, canceled or subordinated, in whole or in part, or rescinded, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part nor has any instrument been executed that would

                                    IIIA-2
     effect any such release, cancellation, subordination or rescission. The Seller has not waived the performance by the Mortgagor of any action, if the Mortgagor's failure to perform such action would cause the Mortgage Loan to be in default, nor has the Seller waived any default resulting from any action or inaction by the Mortgagor;

          (x) The Mortgage is a valid, subsisting, enforceable and perfected first lien on the Mortgaged Property, including for Mortgage Loans that are not Co-op Loans, all buildings on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems affixed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing securing the Mortgage Note's original principal balance. The Mortgage and the Mortgage Note do not contain any evidence of any security interest or other interest or right thereto;

          (xi) The Mortgage Note and the related Mortgage are original and genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in all respects in accordance with its terms subject to bankruptcy, insolvency, moratorium, reorganization and other laws of general application affecting the rights of creditors and by general equitable principles. All parties to the Mortgage Note and the Mortgage had the legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage. The Mortgage Note and the Mortgage have been duly and properly executed by such parties. No fraud, error, omission, misrepresentation, negligence or similar occurrence with respect to a Mortgage Loan has taken place on the part of Seller or the Mortgagor, or, to the best of the Seller's knowledge, on the part of any other party involved in the origination of the Mortgage Loan. Except to the extent the Mortgage Loan is subject to completion escrows which have been disclosed to the Purchaser and as to which a completed FNMA form 442 has been delivered to the Purchaser within sixty (60) days after the Closing Date, the proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been satisfied. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid or are in the process of being paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage;

          (xii) The Seller or its affiliate is the sole owner of record and holder of the Mortgage Loan, except for the assignments of mortgage which have been sent for recording, and upon recordation the Purchaser or its designee will be the owner of record of the Mortgage and the indebtedness evidenced by the Mortgage Note, and upon the sale of the Mortgage Loan to the Purchaser, the Seller or the Servicer will retain the Mortgage File or any part thereof with respect thereto not delivered to the Purchaser or the Purchaser's designee in trust only for the purpose of servicing and supervising the servicing of the Mortgage Loan. Immediately prior to the transfer and assignment to the Purchaser on the Closing Date, the Mortgage Loan, including the Mortgage Note and the Mortgage, were not subject to an assignment or pledge, and the Seller had good and marketable title to and was the sole owner thereof and had full right to transfer and sell


                                    IIIA-3
     the Mortgage Loan to the Purchaser free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest and has the full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign the Mortgage Loan pursuant to this Agreement and following the sale of the Mortgage Loan, the Purchaser will own such Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest. The Seller intends to relinquish all rights to possess, control and monitor the Mortgage Loan, except for the purposes of servicing the Mortgage Loan as set forth in this Agreement;

          (xiii) Each Mortgage Loan that is not a Co-op Loan is covered by an ALTA lender's title insurance policy or other generally acceptable form of policy or insurance acceptable to FNMA or FHLMC, issued by a title insurer acceptable to FNMA or FHLMC and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to (1) the lien of non-delinquent current real property taxes and assessments not yet due and payable, (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording which are acceptable to mortgage lending institutions generally and either (A) which are referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan, or (B) which do not adversely affect the appraised value of the Mortgaged Property as set forth in such appraisal, and (3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property) the Seller, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan. Where required by state law or regulation, the Mortgagor has been given the opportunity to choose the carrier of the required mortgage title insurance. The Seller, its successors and assigns, are the sole insureds of such lender's title insurance policy, such title insurance policy has been duly and validly endorsed to the Purchaser or the assignment to the Purchaser of the Seller's interest therein does not require the consent of or notification to the insurer and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy;

          (xiv) There is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event permitting acceleration; and neither the Seller nor any prior mortgagee has waived any default, breach, violation or event permitting acceleration;

          (xv) There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to or equal to the lien of the related Mortgage;


                                    IIIA-4

          (xvi) All improvements subject to the Mortgage which were considered in determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of the Mortgaged Property (and wholly within the project with respect to a condominium unit) except for de minimus encroachments permitted by the FNMA Guide and which have been noted on the appraisal or the title policy affirmatively insures against loss or damage by reason of any violation, variation or encroachment adverse circumstances which is either disclosed or would have been disclosed by an accurate survey, and no improvements on adjoining properties encroach upon the Mortgaged Property except those which are insured against by the title insurance policy referred to in clause (xiii) above or are acceptable under FNMA or FHLMC guidelines and all improvements on the property comply with all applicable zoning and subdivision laws and ordinances;

          (xvii) The Mortgage contains the usual and enforceable provisions for the acceleration of the payment of the unpaid principal amount of the Mortgage Loan if the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder;

          (xviii) The Mortgaged Property is not subject to any material damage by waste, fire, earthquake, windstorm, flood or other casualty. At origination of the Mortgage Loan there was, and there currently is, no proceeding pending for the total or partial condemnation of the Mortgaged Property. To the best of the Seller's knowledge, there have not been any condemnation proceedings with respect to the Mortgaged Property and there are no such proceedings scheduled to commence at a future date;

          (xix) The related Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby. To the Seller's knowledge, there is no homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage;

          (xx) If the Mortgage constitutes a deed of trust, a trustee, authorized and duly qualified if required under applicable law to act as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses, except as may be required by local law, are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee's sale or attempted sale after default by the Mortgagor;

          (xxi) The Mortgage File contains an appraisal of the related Mortgaged Property signed prior to the final approval of the mortgage loan application by a Qualified Appraiser, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan;

          (xxii) All parties which have had any interest in the Mortgage, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (A) in compliance with any and all applicable


                                    IIIA-5
     licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (B) (1) organized under the laws of such state, or (2) qualified to do business in such state, or (3) federal savings and loan associations or national banks or a Federal Home Loan Bank or savings bank having principal offices in such state or otherwise exempt from such qualification or licensing, or (4) not doing business in such state;

          (xxiii) The Mortgage Loan does not contain "graduated payment" features; to the extent any Mortgage Loan contains any buydown provision, such buydown funds have been maintained and administered in accordance with, and such Mortgage Loan otherwise complies with, FNMA/FHLMC requirements relating to buydown loans;

          (xxiv) The Mortgage Loans have an original term to maturity of not more than 30 years, with interest payable in arrears on the first day of each month. Each Mortgage Note requires a monthly payment which is sufficient to fully amortize the original principal balance over the original term thereof and to pay interest at the related Mortgage Interest Rate;

          (xxv) The assignment of Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

          (xxvi) As to Mortgage Loans that are not Co-op Loans and that are not secured by an interest in a leasehold estate, the Mortgaged Property is located in the state identified in Schedule I and consists of a single parcel of real property with a detached single family residence erected thereon, or a townhouse, or a two-to four-family dwelling, or an individual condominium unit in a condominium project, or an individual unit in a planned unit development or a de minimis planned unit development, or a non-warrantable condominium, or a manufactured home, if such manufactured home meets the FNMA and FHLMC manufactured housing guidelines, provided, however, that no residence or dwelling is a single parcel of real property with a cooperative housing corporation erected thereon, or a mobile home. As of the date of origination, no portion of the Mortgaged Property was used for commercial purposes, and since the date of origination, to the best of Seller's knowledge, no portion of the Mortgaged Property has been used for commercial purposes, except for incidental uses which are in accordance with FNMA or FHLMC guidelines;

          (xxvii) Principal payments on the Mortgage Loan commenced no more than sixty (60) days after the funds were disbursed in connection with the Mortgage Loan. The Mortgage Note is payable on the first day of each month in equal monthly installments of principal and interest, with interest calculated and payable in arrears, sufficient to amortize the Mortgage Loan fully by the stated maturity date, over an original term of not more than thirty years from commencement of amortization;

          (xxviii) Certain DLJMC Mortgage Loans as specified on Schedule I may contain a Prepayment Penalty in an amount specified in the related Mortgage Note or Mortgage.

          (xxix) As of the date of origination of the Mortgage Loan, the Mortgage Property was lawfully occupied under applicable law, and all inspections, licenses and


                                    IIIA-6
     certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;

          (xxx) If the Mortgaged Property is a condominium unit or a planned unit development (other than a de minimis planned unit development), or stock in a cooperative housing corporation, such condominium, cooperative or planned unit development project meets Seller's eligibility requirements as set forth in Seller's underwriting guidelines;

          (xxxi) To the best of Seller's knowledge, there is no pending action or proceeding directly involving the Mortgaged Property in which compliance with any environmental law, rule or regulation is an issue; to the best of Seller's knowledge, there is no violation of any environmental law, rule or regulation with respect to the Mortgaged Property; and nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation constituting a prerequisite to use and enjoyment of said property;

          (xxxii) The Mortgagor has not notified the Seller, and the Seller has no knowledge of any relief requested or allowed to the Mortgagor under the Soldiers' and Sailors' Civil Relief Act of 1940;

          (xxxiii) No Mortgage Loan was made in connection with the construction or rehabilitation of a Mortgaged Property or facilitating the trade-in or exchange of a Mortgaged Property unless (a) the Mortgage Loan was identified as a construction-to-permanent mortgage loan on the Mortgage Loan Schedule and (b) the Mortgage Loan has been fully disbursed, all construction work is complete and a completion certificate has been issued;

          (xxxiv) No action has been taken or failed to be taken by Seller, on or prior to the Closing Date which has resulted or will result in an exclusion from, denial of, or defense to coverage under any Primary Mortgage Insurance Policy (including, without limitation, any exclusions, denials or defenses which would limit or reduce the availability of the timely payment of the full amount of the loss otherwise due thereunder to the insured) whether arising out of actions, representations, errors, omissions, negligence, or fraud of the Seller, or for any other reason under such coverage;

          (xxxv) Each Mortgage Loan has been serviced in all material respects in compliance with accepted servicing practices;

          (xxxvi) With respect to each Co-op Loan, the related Mortgage is a valid, enforceable and subsisting first security interest on the related cooperative shares securing the related cooperative note, subject only to
     (a) liens of the cooperative for unpaid assessments representing the Mortgagor's pro rata share of the cooperative's payments for its blanket mortgage, current and future real property taxes, insurance premiums, maintenance fees and other assessments to which like collateral is commonly


                                    IIIA-7
     subject and (b) other matters to which like collateral is commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Security Agreement. There are no liens against or security interest in the cooperative shares relating to each Co-op Loan (except for unpaid maintenance, assessments and other amounts owed to the related cooperative which individually or in the aggregate will not have a material adverse effect on such Co-op Loan), which have priority over the Seller's security interest in such cooperative shares; and

          (xxxvii) The Mortgage Loan was originated by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act, a savings and loan association, a savings bank, a commercial bank, credit union, insurance company or similar institution which is supervised and examined by a federal or state authority.

          (xxxviii) Each Mortgage Loan constitutes a qualified mortgage under
     Section 860G(a)(3)(A) of the Code and Treasury Regulations Section 1.860G-2(a)(1).

          (xxxix) With respect to only the Group II Mortgage Loans, to the knowledge of DLJMC, (i) no Group II Mortgage Loan was subject to the Home Ownership and Equity Protection Act of 1994 or in violation of any comparable state law, (ii) no proceeds from any such Mortgage Loan were used to finance single-premium credit insurance policies, and (iii) no such Mortgage Loan will impose a Prepayment Penalty for a term in excess of five years.

          (xxxx) Each Group II Mortgage Loan has an original principal that conforms to Fannie Mae and Freddie Mac guidelines.


                                    IIIA-8

                                 SCHEDULE IIIB

   Representations and Warranties of GreenPoint - GreenPoint Mortgage Loans

         GreenPoint, in its capacity as Seller, hereby makes the representations and warranties set forth in this Schedule IIIB to the Depositor, the Trustee and the Trust Administrator, as of the Closing Date, or if so specified herein, as of the Cut-off Date or such other date as may be specified, with respect to the GreenPoint Mortgage Loans identified on
Schedule I hereto. Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement dated as of April 1, 2002 (the "Agreement") among Credit Suisse First Boston Mortgage Securities Corp., as the depositor, DLJ Mortgage Capital, Inc., as seller, Chase Manhattan Mortgage Corporation, as master servicer, GreenPoint Mortgage Funding, Inc., as a seller and a servicer, Washington Mutual Mortgage Securities Corp., as a seller and a servicer, Olympus Servicing, L.P., as a servicer and special servicer, JPMorgan Chase Bank, as trust administrator and Bank One, National Association, as trustee. Each reference to a "Mortgage Loan" in this Schedule IIIB shall mean a GreenPoint Mortgage Loan, and each reference to a "Mortgaged Property" shall mean a Mortgaged Property related to a GreenPoint Mortgage Loan. Each reference to the "Seller" in this Schedule IIIB shall mean GreenPoint, in its capacity as seller of the GreenPoint Mortgage Loans.

          (i) The information set forth in Schedule I, as it relates to the GreenPoint Mortgage Loans, including any diskette or other related data tapes, is complete, true and correct in all material respects as of the Cut-off Date;

          (ii) With respect to a Mortgage Loan that is not a Co-op Loan, the Mortgage creates a first lien or a first priority ownership interest in an estate in fee simple in real property securing the related Mortgage Note. With respect to a Mortgage Loan that is a Co-op Loan, the Mortgage creates a first lien or a first priority ownership interest in the stock ownership and leasehold rights associated with the cooperative unit securing the related Mortgage Note;

          (iii) All payments due prior to the Cut-off Date for the Mortgage Loans have been made as of the Closing Date, with respect to each GreenPoint Mortgage Loan, the Mortgage Loan is not delinquent in payment more than 30 days and has not been dishonored; there are no material defaults under the terms of the Mortgage Loan; the Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the Mortgaged Property subject to the Mortgage, directly or indirectly, for the payment of any amount required by the Mortgage Loan; and there has been no more than one delinquency during the preceding twelve-month period, and such delinquency did not last more than 30 days;

          (iv) There are no defaults by Seller in complying with the terms of the Mortgage, and all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or escrow funds have been established in an amount sufficient


                                    IIIB-1
     to pay for every such escrowed item which remains unpaid and which has been assessed but is not yet due and payable;

          (v) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments which have been recorded to the extent any such recordation is required by law, or, necessary to protect the interest of the Trustee. No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, from the terms thereof except in connection with an assumption agreement and which assumption agreement is part of the Mortgage File and the terms of which are reflected in Schedule I; the substance of any such waiver, alteration or modification has been approved by the issuer of any related Mortgage Guaranty Insurance Policy and title insurance policy, to the extent required by the related policies;

          (vi) The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including, without limitation, the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render the Mortgage Note or Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto; and the Mortgagor was not a debtor in any state or federal bankruptcy or insolvency proceeding at the time the Mortgage Loan was originated;

          (vii) All buildings or other customarily insured improvements upon the Mortgaged Property are insured by an insurer acceptable under the FNMA Guides, against loss by fire, hazards of extended coverage and such other hazards as are provided for in the FNMA Guides or by FHLMC, as well as all additional requirements set forth in Section 3.09 of the Agreement. All such standard hazard policies are in full force and effect and on the date of origination contained a standard mortgagee clause naming the Seller and its successors in interest and assigns as loss payee and such clause is still in effect and all premiums due thereon have been paid. If required by the Flood Disaster Protection Act of 1973, as amended, the Mortgage Loan is covered by a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration which policy conforms to FNMA and FHLMC requirements, as well as all additional requirements set forth in Section
     3.09 of the Agreement. Such policy was issued by an insurer acceptable under FNMA or FHLMC guidelines. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor;

          (viii) Any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loan have been complied with in all material respects;


                                    IIIB-2

          (ix) The Mortgage has not been satisfied, canceled or subordinated, in whole or in part, or rescinded, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission. The Seller has not waived the performance by the Mortgagor of any action, if the Mortgagor's failure to perform such action would cause the Mortgage Loan to be in default, nor has the Seller waived any default resulting from any action or inaction by the Mortgagor;

          (x) The Mortgage is a valid, subsisting, enforceable and perfected first lien on the Mortgaged Property, including for Mortgage Loans that are not Co-op Loans, all buildings on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems affixed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing securing the Mortgage Note's original principal balance. The Mortgage and the Mortgage Note do not contain any evidence of any security interest or other interest or right thereto. Such lien is free and clear of all adverse claims, liens and encumbrances having priority over the first lien of the Mortgage subject only to (1) the lien of non-delinquent current real property taxes and assessments not yet due and payable, (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording which are acceptable to mortgage lending institutions generally and either (A) which are referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan, or (B) which do not adversely affect the appraised value of the Mortgaged Property as set forth in such appraisal, and (3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting, enforceable and perfected first lien and first priority security interest on the property described therein, and the Seller has the full right to sell and assign the same;

          (xi) The Mortgage Note and the related Mortgage are original and genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in all respects in accordance with its terms subject to bankruptcy, insolvency and other laws of general application affecting the rights of creditors and the Seller has taken all action necessary to transfer such rights of enforceability. All parties to the Mortgage Note and the Mortgage had the legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage. The Mortgage Note and the Mortgage have been duly and properly executed by such parties. No fraud, error, omission, misrepresentation, negligence or similar occurrence with respect to a Mortgage Loan has taken place on the part of Seller or the Mortgagor, or, on the part of any other party involved in the origination of the Mortgage Loan. The proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the


                                    IIIB-3

     Mortgage were paid or are in the process of being paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage;

          (xii) The Seller or its affiliate is the sole owner of record and holder of the Mortgage Loan and the indebtedness evidenced by the Mortgage Note, except for the assignments of mortgage which have been sent for recording, and upon recordation the Purchaser or its designee will be the owner of record of the Mortgage and the indebtedness evidenced by the Mortgage Note, and upon the sale of the Mortgage Loan, the Seller will retain the Mortgage File or any part thereof with respect thereto not delivered for the purpose of servicing and supervising the servicing of the Mortgage Loan. The Mortgage Loan, including the Mortgage Note and the Mortgage, were not subject to an assignment or pledge, and the Seller had good and marketable title to and was the sole owner thereof and had full right to transfer and sell the Mortgage Loan free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest and has the full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign the Mortgage Loan pursuant to the Agreement and following the sale of the Mortgage Loan, the Trustee will own such Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest. The Seller intends to relinquish all rights to possess, control and monitor the Mortgage Loans. After the Closing Date the Seller will have no right to modify or alter the terms of the sale of such Mortgage Loans and the Seller will have no obligation or right to repurchase the Mortgage Loan or substitute another Mortgage Loan, except as provided in the Agreement;

          (xiii) Each Mortgage Loan that is not a Co-op Loan is covered by an ALTA lender's title insurance policy or other generally acceptable form of policy or insurance acceptable to FNMA or FHLMC, issued by a title insurer acceptable to FNMA or FHLMC and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (j)(1), (2) and (3) above) the Seller, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan. Where required by state law or regulation, the Mortgagor has been given the opportunity to choose the carrier of the required mortgage title insurance. The Seller, its successors and assigns, are the sole insureds of such lender's title insurance policy, such title insurance policy has been duly and validly endorsed or the assignment of the Seller's interest therein does not require the consent of or notification to the insurer and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by the Agreement. No claims have been made under such lender's title insurance policy, and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy;

          (xiv) There is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event permitting acceleration; and neither the Seller nor any


                                    IIIB-4
     prior mortgagee has waived any default, breach, violation or event permitting acceleration;

          (xv) There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to or equal to the lien of the related Mortgage;

          (xvi) All improvements subject to the Mortgage which were considered in determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of the Mortgaged Property (and wholly within the project with respect to a condominium unit) and no improvements on adjoining properties encroach upon the Mortgaged Property except those which are insured against by the title insurance policy referred to in clause (m) above and all improvements on the property comply with all applicable zoning and subdivision laws and ordinances;

          (xvii) The Mortgage Loan was originated by or for the Seller. The Mortgage Loan complies with all the terms, conditions and requirements of the Seller's underwriting standards in effect at the time of origination of such Mortgage Loan. The Mortgage Notes and Mortgages (exclusive of any riders) are on forms generally acceptable to FNMA or FHLMC. The Seller is currently selling loans to FNMA and/or FHLMC which are the same document forms as the Mortgage Notes and Mortgages (inclusive of any riders). The Mortgage Loan bears interest at the Mortgage Rate as set forth in
     Schedule I, and Monthly Payments under the Mortgage Note are due and payable on the first day of each month. The Mortgage contains the usual and enforceable provisions of the originator at the time of origination for the acceleration of the payment of the unpaid principal amount of the Mortgage Loan if the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder;

          (xviii) The Mortgaged Property is not subject to any material damage by waste, fire, earthquake, windstorm, flood or other casualty. At origination of the Mortgage Loan there was, and there currently is, no proceeding pending for the total or partial condemnation of the Mortgaged Property. There have not been any condemnation proceedings with respect to the Mortgaged Property and there are no such proceedings scheduled to commence at a future date;

          (xix) The related Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (1) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (2) otherwise by judicial foreclosure. There is no homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage;

          (xx) If the Mortgage constitutes a deed of trust, a trustee, authorized and duly qualified if required under applicable law to act as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses, except as


                                    IIIB-5
     may be required by local law, are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee's sale or attempted sale after default by the Mortgagor;

          (xxi) The Mortgage File contains an appraisal of the related Mortgaged Property signed prior to the final approval of the mortgage loan application by a Qualified Appraiser, approved by the Seller, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and the appraisal and appraiser both satisfy the requirements of FNMA or FHLMC and Title XI of the Federal Institutions Reform, Recovery, and Enforcement Act of 1989 and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated. The appraisal is in a form acceptable to FNMA or FHLMC and was made by a Qualified Appraiser;

          (xxii) All parties which have had any interest in the Mortgage, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (A) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (B) (1) organized under the laws of such state, or (2) qualified to do business in such state, or (3) federal savings and loan associations or national banks or a Federal Home Loan Bank or savings bank having principal offices in such state, or (4) not doing business in such state;

          (xxiii) The related Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to above and such collateral does not serve as security for any other obligation;

          (xxiv) The Mortgagor has received all disclosure materials required by applicable law with respect to the making of such mortgage loans;

          (xv) The Mortgage Loan does not contain "graduated payment" features; to the extent any Mortgage Loan contains any buydown provision, such buydown funds have been maintained and administered in accordance with, and such Mortgage Loan otherwise complies with, FNMA/FHLMC requirements relating to buydown loans;

          (xxvi) The Mortgagor is not in bankruptcy and, the Mortgagor is not insolvent or in bankruptcy and the Seller has no knowledge of any circumstances or condition with respect to the Mortgage, the Mortgaged Property, the Mortgagor or the Mortgagor's credit standing that could reasonably be expected to cause investors to regard the Mortgage Loan as an unacceptable investment, cause the Mortgage Loan to become delinquent, or materially adversely affect the value or marketability of the Mortgage Loan;

          (xxvii) The Mortgage Loans have an original term to maturity of not more than 30 years, with interest payable in arrears on the first day of each month. Each Mortgage



                                    IIIB-6

     Note requires a monthly payment which is sufficient to fully amortize the original principal balance over the original term thereof and to pay interest at the related Mortgage Rate. No Mortgage Loan contains terms or provisions which would result in negative amortization;

          (xxviii) [Reserved];

          (xxix) [Reserved];

          (xxx) [Reserved];

          (xxxi) [Reserved];

          (xxxii) [Reserved];

          (xxxiii) [Reserved];

          (xxxiv) Except for Mortgage Loans underwritten in accordance with the lender paid Mortgage Insurance Policy Program, if a Mortgage Loan has an LTV greater than 85%, the excess of the principal balance of the Mortgage Loan over 75% of the Appraised Value, with respect to a Refinanced Mortgage Loan, or the lesser of the Appraised Value or the purchase price of the Mortgaged Property, with respect to a purchase money Mortgage Loan, is and will be insured as to payment defaults by a Mortgage Guaranty Insurance Policy issued by a Qualified Insurer. All provisions of such Mortgage Guaranty Insurance Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. No action, inaction, or event has occurred and no state of facts exists that has, or will result in the exclusion from, denial of, or defense to coverage. Any Mortgage Loan subject to a Mortgage Guaranty Insurance Policy obligates the Mortgagor thereunder to maintain the Mortgage Guaranty Insurance Policy and to pay all premiums and charges in connection therewith. The mortgage interest rate for the Mortgage Loan as set forth on Schedule I is net of any such insurance premium;

          (xxxv) The assignment of Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

          (xxxvi) As to Mortgage Loans that are not Co-op Loans and that are not secured by an interest in a leasehold estate, the Mortgaged Property is located in the state identified in Schedule I and consists of a single parcel of real property with a detached single family residence erected thereon, or a townhouse, or a two-to four-family dwelling, or an individual condominium unit in a condominium project, or an individual unit in a planned unit development or a de minimis planned unit development, provided, however, that no residence or dwelling is a single parcel of real property with a cooperative housing corporation erected thereon, or a mobile home. As of the date of origination, no portion of the Mortgaged Property is used for commercial purposes, and since the date of origination no portion of the Mortgaged Property is used for commercial purposes;


                                    IIIB-7

          (xxxvii) Principal payments on the Mortgage Loan commenced no more than sixty (60) days after the funds were disbursed in connection with the Mortgage Loan. The Mortgage Note is payable on the first day of each month in equal monthly installments of principal and interest, with interest calculated and payable in arrears, sufficient to amortize the Mortgage Loan fully by the stated maturity date, over an original term of not more than thirty years from commencement of amortization;

          (xxxviii) [Reserved];

          (xxxix) As of the date of origination of the Mortgage Loan, the Mortgaged Property was lawfully occupied under applicable law, and all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;

          (xl) If the Mortgaged Property is a condominium unit or a planned unit development (other than a de minimis planned unit development), or stock in a cooperative housing corporation, such condominium, cooperative or planned unit development project meets Seller's eligibility requirements as set forth in Seller's underwriting guidelines;

          (xli) There is no pending action or proceeding directly involving the Mortgaged Property in which compliance with any environmental law, rule or regulation is an issue; there is no violation of any environmental law, rule or regulation with respect to the Mortgaged Property; and nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation constituting a prerequisite to use and enjoyment of said property;

          (xlii) The Mortgagor has not notified the Seller, and the Seller has no knowledge of any relief requested or allowed to the Mortgagor under the Soldiers' and Sailors' Civil Relief Act of 1940;

          (xliii) No Mortgage Loan was made in connection with the construction or rehabilitation of a Mortgaged Property or facilitating the trade-in or exchange of a Mortgaged Property;

          (xliiii) No action has been taken or failed to be taken by Seller on or prior to the Closing Date which has resulted or will result in an exclusion from, denial of, or defense to coverage under any Mortgage Guaranty Insurance Policy (including, without limitation, any exclusions, denials or defenses which would limit or reduce the availability of the timely payment of the full amount of the loss otherwise due thereunder to the insured) whether arising out of actions, representations, errors, omissions, negligence, or fraud of the Seller, or for any other reason under such coverage;

          (xlv) Each Mortgage Loan has been serviced in all material respects in compliance with Accepted Servicing Practices;


                                    IIIB-8

          (xlvi) With respect to each Co-op Loan, the related Mortgage is a valid, enforceable and subsisting first security interest on the related cooperative shares securing the related cooperative note, subject only to
     (a) liens of the cooperative for unpaid assessments representing the Mortgagor's pro rata share of the cooperative's payments for its blanket mortgage, current and future real property taxes, insurance premiums, maintenance fees and other assessments to which like collateral is commonly subject and (b) other matters to which like collateral is commonly subject which do not materially interfere with the benefits of the security intended to be provided by the related security agreement. There are no liens against or security interest in the cooperative shares relating to each Co-op Loan (except for unpaid maintenance, assessments and other amounts owed to the related cooperative which individually or in the aggregate will not have a material adverse effect on such Co-op
     Loan), which have priority over the Seller's security interest in such cooperative shares;

          (xlvii) With respect to each Co-op Loan, a search for filings of financing statements has been made by a company competent to make the same, which company is acceptable to FNMA and qualified to do business in the jurisdiction where the cooperative unit is located, and such search has not found anything which would materially and adversely affect the Co-op Loan;

          (xlviii) With respect to each Co-op Loan, the related cooperative corporation that owns title to the related cooperative apartment building is a "cooperative housing corporation" within the meaning of Section 216 of the Internal Revenue Code, and is in material compliance with applicable federal, state and local laws which, if not complied with, could have a material adverse effect on the Mortgaged Property;

          (il) With respect to each Co-op Loan, there is no prohibition against pledging the shares of the cooperative corporation or assigning the Co-op Lease;

          (l) The Mortgage Loan was originated by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act, a savings and loan association, a savings bank, a commercial bank, credit union, insurance company or similar institution which is supervised and examined by a federal or state authority;

          (li) With respect to any ground lease to which a Mortgaged Property may be subject: (i) the Mortgagor is the owner of a valid and subsisting leasehold interest under such ground lease: (ii) such ground lease is in full force and effect, unmodified and not supplemented by any writing or otherwise; (iii) all rent, additional rent and other charges reserved therein have been fully paid to the extent payable as of the Closing Date; (iv) the Mortgagor enjoys the quiet and peaceful possession of the leasehold estate, subject to any sublease; (v) the Mortgagor is not in default under any of the terms of such ground lease, and there are no circumstances which, with the passage of time or the giving of notice, or both, would result in a default under such ground lease; (vi) the lessor under such ground lease is not in default under any of the terms or provisions of such ground lease on the part of the lessor to be observed or performed; (vii) the lessor under such ground lease has satisfied any repair or construction obligations due as of the Closing Date pursuant to


                                    IIIB-9
     the terms of such ground lease; and (viii) the execution, delivery and performance of the Mortgage do not require the consent (other than those consents which have been obtained and are in full force and effect) under, and will not contravene any provision of or cause a default under, such ground lease; and

          (lii) With respect to any broker fees collected and paid on any of the loans, all broker fees have been properly assessed to the borrower and no claims will arise as to broker fees that are double charged and for which the borrower would be entitled to reimbursement.

          (liii) Each Mortgage Loan constitutes a qualified mortgage under
     Section 860G(a)(3)(A) of the Code and Treasury Regulations Section 1.860G-2(a)(1).



                                    IIIB-10

                                 SCHEDULE IIIC

        Representations and Warranties of WMMSC - WMMSC Mortgage Loans

         WMMSC, in its capacity as Seller, hereby makes the representations and warranties set forth in this Schedule IIIB to the Depositor, the Trustee and the Trust Administrator, as of the Closing Date, or if so specified herein, as of the Cut-off Date or such other date as may be specified, with respect to the WMMSC Mortgage Loans identified on Schedule I hereto. Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement dated as of April 1, 2002 (the "Agreement") among Credit Suisse First Boston Mortgage Securities Corp., as the depositor, DLJ Mortgage Capital, Inc., as seller, Chase Manhattan Mortgage Corporation, as master servicer, GreenPoint Mortgage Funding, Inc., as a seller and a servicer, Washington Mutual Mortgage Securities Corp., as a seller and a servicer, Olympus Servicing, L.P., as a servicer and special servicer, JPMorgan Chase Bank, as trust administrator and Bank One, National Association, as trustee. Each reference to a "Mortgage Loan" in this Schedule IIIB shall mean a WMMSC Mortgage Loan, and each reference to a "Mortgaged Property" shall mean a Mortgaged Property related to a WMMSC Mortgage Loan. Each reference to the "Seller" in this Schedule IIICB shall mean WMMSC, in its capacity as seller of the WMMSC Mortgage Loans.

          (i) The information set forth in the Mortgage Loan Schedule with respect to the WMMSC Mortgage Loans was true and correct in all material respects at the date or dates respecting which such information is furnished;

          (ii) Each Mortgage is a valid and enforceable (subject to clause
     (xvi) below) first lien on an unencumbered estate in fee simple or leasehold estate in the related Mortgaged Property subject only to (a) liens for current real property taxes and special assessments; (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal obtained in connection with the origination of the Mortgage Loan; (c) exceptions set forth in the title insurance policy relating to such Mortgage, such exceptions being acceptable to mortgage lending institutions generally; and (d) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage;

          (iii) WMMSC had good title to, and was the sole owner of, each Mortgage Loan free and clear of any encumbrance or lien, and immediately upon the transfer and assignment herein contemplated, the Trustee shall have good title to, and will be the sole legal owner of, each Mortgage Loan, free and clear of any encumbrance or lien (other than any lien under the Agreement);

          (iv) As of the day prior to the Cut-off Date, all payments due on each Mortgage Loan had been made and no Mortgage Loan had been delinquent (i.e., was


                                    IIIC-1
     more than 30 days past due) more than once in the preceding 12 months and any such delinquency lasted for no more than 30 days;

          (v) There is no late assessment for delinquent taxes outstanding against any Mortgaged Property;

          (vi) There is no offset, defense or counterclaim to any Mortgage Note, including the obligation of the Mortgagor to pay the unpaid principal or interest on such Mortgage Note;

          (vii) Each Mortgaged Property is free of damage and in good repair, ordinary wear and tear excepted;

          (viii) Each Mortgage Loan at the time it was made complied with all applicable state and federal laws, including, without limitation, usury, equal credit opportunity, disclosure and recording laws;

          (ix) Each Mortgage Loan was originated by a savings association, savings bank, credit union, insurance company, or similar institution which is supervised and examined by a federal or state authority or by a mortgagee approved by the FHA and will be serviced by an institution which meets the servicer eligibility requirements established by WMMSC;

          (x) Each Mortgage Loan is covered by an ALTA form or CLTA form of mortgagee title insurance policy or other form of policy of insurance which, as of the origination date of such Mortgage Loan, was acceptable to FNMA or FHLMC, and has been issued by, and is the valid and binding obligation of, a title insurer which, as of the origination date of such Mortgage Loan, was acceptable to FNMA or FHLMC and qualified to do business in the state in which the related Mortgaged Property is located. Such policy insures the originator of the Mortgage Loan, its successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan subject to the exceptions set forth in such policy. Such policy is in full force and effect and will be in full force and effect and inure to the benefit of the Certificateholders upon the consummation of the transactions contemplated by the Agreement and no claims have been made under such policy, and no prior holder of the related Mortgage, including WMMSC, has done, by act or omission, anything which would impair the coverage of such policy;

          (xi) Each Mortgage Loan which had a Loan-to-Value Ratio as of the Closing Date in excess of 80% was covered by a Mortgage Guaranty Insurance Policy or an FHA insurance policy or a VA guaranty, and such policy or guaranty is valid and remains in full force and effect;

          (xii) All policies of insurance required by the Agreement (except for the Mortgage Loans specified in clause (xi) above as not having Primary Insurance Policies) have been validly issued and remain in full force and effect, including such policies covering WMMSC;


                                    IIIC-2

          (xiii) Each insurer issuing a Mortgage Guaranty Insurance Policy is a Qualified Insurer;

          (xiv) Each Mortgage was documented by appropriate FNMA/FHLMC mortgage instruments in effect at the time of origination, or other instruments approved by WMMSC;

          (xv) The Mortgaged Property securing each Mortgage is improved with a one- to four-family dwelling unit, including units in a duplex, condominium project, townhouse, a planned unit development or a de minimis planned unit development;

          (xvi) Each Mortgage and Mortgage Note is the legal, valid and binding obligation of the maker thereof and is enforceable in accordance with its terms, except only as such enforcement may be limited by laws affecting the enforcement of creditors' rights generally and principles of equity;

          (xvii) As of the date of origination, as to Mortgaged Properties which are units in condominiums or planned unit developments, all of such units met FNMA or FHLMC requirements, are located in a condominium or planned unit development projects which have received FNMA or FHLMC approval, or are approvable by FNMA or FHLMC;

          (xviii) Prior to origination or refinancing, an appraisal of each Mortgaged Property was made by an appraiser on a form satisfactory to FNMA or FHLMC;

          (xix) The Mortgage Loans have been underwritten substantially in accordance with the applicable underwriting standards of either WMMSC or the originator of such Mortgage Loans, as applicable;

          (xx) All of the Mortgage Loans have "due-on-sale" clauses; by the terms of the Mortgage Notes, however, the due on sale provisions may not be exercised at the time of a transfer if prohibited by law;

          (xxi) With respect to any Mortgage Loan as to which an affidavit has been delivered to the Trustee certifying that the original Mortgage Note was permanently lost or destroyed and has not been replaced, if such Mortgage Loan is subsequently in default, the enforcement of such Mortgage Loan or of the related Mortgage by or on behalf of the Trustee will not be materially adversely affected by the absence of the original Mortgage Note; and

          (xxii) Each Mortgage Loan constitutes a qualified mortgage under
     Section 860G(a)(3)(A) of the Code and Treasury Regulations Section 1.860G-2(a)(1).



                                    IIIC-3